UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2008

DATE OF REPORTING PERIOD:	November 1, 2007 through October 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

TABLE OF CONTENTS

Letter to Shareholders	1

Economic and Market Review	3

Investment Team Discussions	5

Calamos Growth Fund	5

Calamos Growth and Income Fund	9

Calamos Value Fund	13

Calamos Blue Chip Fund	17

Calamos Multi-Fund Blend	21

Calamos 130/30 Equity Fund	26

Calamos Global Growth and Income Fund	28

Calamos International Growth Fund	32

Calamos Global Equity Fund	36

Calamos Evolving World Growth Fund	40

Calamos Convertible Fund	43

Calamos Market Neutral Income Fund	47

Calamos High Yield Fund	51

Calamos Total Return Bond Fund	55

Expense Overview	59

Schedule of Investments	62

Statements of Assets and Liabilities	107

Statements of Operations	111

Statements of Changes In Net Assets	115

Notes to Financial Statements	120

Financial Highlights	141

Report of Independent Registered Public Accounting Firm	175

Trustee Approval of Management Agreement	176

Tax Information	180

Trustees & Officers	183

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386	Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy.

• Get fund prices and account balances
• Review recent transactions
• Order statements, literature and more

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions, perform transactions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT
www.calamos.com	Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

Go Paperless!

Sign Up for e-Delivery

It’s convenient, timely and helps reduce mailbox clutter.

You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Visit www.calamos.com and sign up for e-delivery.

Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

Letter to Shareholders

Dear Fellow Shareholders:

Enclosed is your annual report for the year ended October 31, 2008. We appreciate the opportunity to correspond with you. I encourage you to carefully review this report, which includes an assessment of market conditions and fund commentary from our investment team. The report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocations of the Funds.

There are many factors fuelling the turmoil in the current environment, which we discuss at greater length in the Economic and Market Review. At the core, the risky investment strategies that were favored by a limited segment of the market—most notably, mortgage lenders, several large investment banks and hedge funds—spiraled out of control and gave way to a global credit crisis, which in turn has evolved into an even more serious liquidity crisis. The global panic has been stoked by frantic deleveraging activity, as hedge funds and investment banks have struggled to raise cash to meet margin calls. Poor policy decisions, such as a lack of hedge fund regulations, have also contributed. In this unprecedented environment, sound companies and responsible, risk-conscious investors have not escaped the difficulties caused by those less responsible.

Although each economic and market downturn is unique, we believe that past experience provides us with the perspective and knowledge required to navigate these current difficulties. I began my investment career in the 1970s—a period which was also marked by unprecedented market and economic conditions. Yet, there were opportunities for long-term investors. I believe the same is true today.

It’s important to remember that the U.S. and global economies have demonstrated incredible resilience in the face of significant past challenges. We are encouraged by the coordinated global government actions that have occurred thus far. Additionally, through creative problem solving and vision, humankind has proven its ability to overcome obstacles to growth and progress.

All of us at Calamos Investments recognize how difficult this period is for our shareholders. Managing your assets is a responsibility that we take very seriously. We assure you that we are carefully evaluating market and economic events on an ongoing basis; and we are rigorously tracking every security in which the Funds are invested. As we discuss in the individual fund commentaries, we continue to emphasize quality companies with good fundamentals and strong balance sheets. In particular, we are favoring companies that can grow without accessing the capital markets and those with strong global brands. We believe that these companies will be best positioned in a difficult economic environment.

In this report, you will find sections on our two newest funds, Calamos Evolving World Growth Fund and Calamos 130/30 Equity Fund. Each represents an extension of our core growth investment capabilities, and reflects our conviction in the long-term wealth potential of the global markets.

Letter to Shareholders ANNUAL REPORT	1

Letter to Shareholders

If you have any questions about your portfolio, please speak to your financial advisor or contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. I also encourage you to visit our website at calamos.com on a regular basis, for updated commentary and more information about your funds.

As always, and especially during these difficult markets, we thank you for your continued confidence. We are honored by the opportunity to serve you and to help you achieve your long-term investment goals.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

2	ANNUAL REPORT Letter to Shareholders

Economic and Market Review

For the latest market and
economic outlook, please visit
our website at www.calamos.com
and select the
“Fund Investors” link.

The year ended October 31, 2008, proved to be one of the most challenging periods since the Great Depression. In the United States, stocks dropped 36.10% as measured by the S&P 500 Index1. International markets fared worse with a 46.34% loss in the MSCI EAFE® Index2. The Credit Suisse High Yield Index3, representative of the high-yield bond market, fell 24.59%. Convertible securities, which blend characteristics of stocks and bonds, had a disappointing loss of 26.38%, based on the Value Line Convertible Index4. The investment-grade bond markets had a muted return; the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index5 rose 0.30%.

As the past decade demonstrates, the stock market is fraught with swings driven by fear and greed. Just eight years ago, we experienced the incredible excess optimism priced into technology and telecommunications stocks. Today, we are experiencing the polar opposite in the markets—extreme pessimism. Over the long run, the stock market reflects the strength of the economy, which has proven remarkably resilient in the face of world wars, terrorism, natural disasters, bank crises, inflation and other problems. We believe that maintaining patience and staying invested over the long-term will prove to be the most prudent and fruitful course of action.

In the initial months of the period, the markets appeared to be weathering the credit crisis that had started in the third quarter of 2007 with the deterioration of securities that held subprime mortgages and the jump in short-term lending rates. Short-term credit markets had begun to stabilize as the Federal Reserve and European central banks coordinated efforts to provide infusions of capital, and Asian and Middle East pools of sovereign capital provided relief to some financial institutions that needed to recapitalize their balance sheets.

The January 2008 plunge in the equity markets made it clear that investors were still anxious about instability among Wall Street’s biggest banks and brokers and had further concerns regarding the possibility of a broader slowdown. In March, Bear Stearns, teetering on bankruptcy, was acquired by JPMorgan Chase in a government-coordinated deal. Soon after, the Fed cut its benchmark fed funds rate by 75 basis points to support the markets. Congress provided liquidity on the order of $200 to $300 billion to mortgage insurers Fannie Mae and Freddie Mac.

In April and May, investors appeared to believe that the bad news had run its course and stocks began to recover. It proved to be a short-lived spring, however, and the market reversed course in June and July as earnings reports reflected dour outlooks on the economy and uneasiness over the unfolding credit crunch. The ill wind, which had stirred up trouble throughout 2008, accelerated into a full-blown shock wave in the final two months of the period. The “fall” season took on a second meaning as major financial institutions toppled, forcing unprecedented government intervention. In September, the government took over Fannie Mae and Freddie Mac, Lehman Brothers filed for bankruptcy protection, and insurer AIG had to be bailed out. A $700 billion rescue package for financial companies did little to calm investors, and markets continued to decline precipitously throughout October.

While the deteriorating economic outlook and housing market have certainly contributed to the ills of the financial markets, we believe that deleveraging by hedge funds is also one of the main culprits driving down the value of financial assets. For many years, capital was cheap and widely available—conditions which often breed

Economic and Market Review ANNUAL REPORT	3

Economic and Market Review

bad loans. These faltering loans are putting stress on the balance sheets of financial institutions, which are cutting off credit to highly leveraged hedge funds. With their credit spigot turned off and plagued by less-than-spectacular performance, hedge funds are being forced to sell assets, including solid assets that in other benign circumstances would not be sold. In this crisis, hedge fund managers don’t sell what they like least. They sell whatever they can. As a result, growth stocks are priced for “no growth”, which we believe is unjustified, and convertible securities are significantly undervalued. It’s our belief that once the sell-off frenzy ends and the dust settles, we will be presented with a highly attractive landscape for investing.

The events of the past year understandably bring up comparisons to the Great Depression. However, there are significant differences between conditions today and those of the 1930s. The Great Depression started with tight monetary policy, a 33% decline in industrial production and trade tariffs that ground the economy to a halt—all before the banking crisis even hit. Today, the economy is more diversified and benefits from additional safety nets and insurance that did not exist during the 1930s. The Fed and world central bankers seem to be coordinating globally to fend off a deflationary scenario, with liquidity injections occurring on a consistent basis. We would expect additional injections of liquidity in the near future.

While a slow-growth economy may be with us for the near future, we think odds are that the economy eventually will adjust to this financial crisis as in the past. The credit markets need a sign that a bottom has been established in the mortgage-debt market; then, some confidence will be restored. As always, we hold the view that investing is a long-term proposition. Short-term investors view the current environment through a lens of fear. From our long-term perspective, we see bargains cropping up all over the financial markets.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2 The MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

3 The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Source: Mellon Analytical Solutions, LLC.

4 The Value Line Convertible Index is an equally weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, LLC.

5 The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

This report is for informational purposes only and should not be considered investment advice.

4	ANNUAL REPORT Economic and Market Review

Calamos Growth Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVGRX	CVGBX	CVGCX

FUND CUSIP NUMBERS

A Shares	128119302
B Shares	128119740
C Shares	128119856

Fund Objective
Long-term capital growth

Investment Strategy

•	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

•	Determines the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

•	Uses proprietary valuation models to ascertain a stock’s return potential

•	Adheres to strict risk-management guidelines to determine portfolio construction

Investor Profile
This Fund may be suitable for investors who seek:

•	A portfolio that pursues the highest potential growth opportunities regardless of company size or industry

•	A relatively aggressive yet diversified way to participate in the stock market’s long-term growth potential

Performance Overview

Calamos Growth Fund declined 48.11% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the Russell Midcap® Growth Index1 retreated 42.65% and the S&P 500 Index2 fell 36.10%.

While the past 12 months as covered in this report have been a trying time for investors, the Fund aims to create and maintain wealth over time. To review the Fund’s long-term performance results, please see the “Growth of $10,000” chart below and the Total Return table on page 8. For more up-to-date information, please see our website at www.calamos.com.

Growth of $10,000: for 10-year period ended 10/31/08

The year ending October 31, 2008, proved to be one of the most challenging market environments in history. Throughout the 12-month period, investors had been weighing the possibility of a recession brought on by many factors including the declining housing market, escalating commodity prices and deteriorating credit conditions. However, the primary factor that negatively affected both market and Fund performance was a crippling blow to confidence dealt by the collapse of financial institutions Bear Stearns, Lehman Brothers and other market makers—which drove prices lower and forced leveraged investors to sell into a declining market. As many commentators have stated, there was no place to hide during this crisis of confidence. (For further analysis, please read the Economic and Market Review on page 3.)

Calamos Growth Fund ANNUAL REPORT	5

Calamos Growth Fund

MARKET CAPITALIZATION
OF EQUITIES

Large Cap > $49 billion	16.0%
Medium/Large Cap $16 - 49 billion	24.9
Medium Cap $5 - 16 billion	28.1
Medium/Small Cap $2 - 5 billion	16.7
Small Cap < $2 billion	14.3
Median Market Cap	$3.5 billion
Weighted Average Market Cap	$24.0 billion

Specific to the Fund, our overweight position and issue selection within information technology weighed on performance, as it was one of the worst-performing sectors during the period. The initial sell-off in technology names—which we believe was based more on investor emotions than fundamentals—occurred in January, as investors sold those names that had worked best in 2007. The selling continued during the months of September and October of 2008, as hedge funds unwound (were forced to sell) their most liquid positions due to a rapid increase in redemptions. We continue to believe that the technology sector will be able to provide higher and sustainable growth going forward. These companies can help other businesses to be cost effective and highly productive. Technology companies also serve ongoing consumer demand for improved devices at lower prices. Issue selection within industrials and telecommunication services names hindered performance during the period as well. Much of the Fund’s underperformance was caused by a sell-off of the most liquid and highest quality, growth companies. We remain confident in our long-term, secular themes and as the global economy sorts through its troubles, we believe investors will seek out growth and require high-quality investments in their portfolios.

 SECTOR ALLOCATION

Information Technology	31.8%
Consumer Discretionary	15.6
Industrials	14.8
Health Care	11.7
Energy	11.0
Financials	5.1
Materials	2.9
Telecommunication Services	1.1
Consumer Staples	1.0
Sector allocations are based on net assets and may vary over time.

The Fund was helped in small measure by good relative security selection within health care. We owned some of the better-performing biotechnology names and were able to avoid several of the worst performers. In this space, we look to capitalize on innovations that biotech companies might offer to the health care field. In addition, stronger firms in this industry have demonstrated the ability to generate growth in a variety of market conditions. We also avoided some of the larger health care providers that were sold sharply over the period. The Fund’s underweight position (0% allocation) to the utilities sector was also a positive factor. Utilities remain a highly regulated area where we do not currently find many attractive growth opportunities. An underweight position to financials also contributed to relative performance. We did not hold any securities of companies in the thrifts and mortgage finance industry—one of the worst-performing industries, as sub-prime woes and housing market declines wreaked havoc on these businesses. We were concerned about the risks associated with these businesses and their lending practices and subsequently underweighted the entire sector. We remain selective within this sector due to the continued credit crisis and favor holdings within the asset management and insurance industries.

Investment Approach

Our belief is that our philosophy and approach will help create and maintain wealth over time (for long-term results please see page 8), but we are aware that our investment discipline, as with any investment approach, will be out of favor with market sentiment during certain periods. Even when this is the case, we do not deviate from our long-term course of action. Because this is a growth portfolio, we believe in remaining fully invested in true growth stocks. During challenging periods, we will not cash out and attempt to time the market upswing (we have yet to see anyone succeed at timing) and we’re not going to buy into currently overpriced “defensive” stocks that offer little opportunity for appreciation.

We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified portfolio that will outperform the stock

6	ANNUAL REPORT Calamos Growth Fund

Calamos Growth Fund

market in the long-term. We believe that at any time a number of dynamic secular trends will create long-term investment opportunities around the world. Today, these themes relate to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.
 TOP 10 HOLDINGS

Apple, Inc.	4.7%
Gilead Sciences, Inc.	4.2
Google, Inc.	4.1
Nike, Inc.	4.0
Research In Motion, Ltd.	2.7
Amazon.com, Inc.	2.6
Transocean, Inc.	2.0
T. Rowe Price Group, Inc.	1.5
Baidu.com, Inc.	1.5
United Technologies Corp.	1.5

Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses fundamental and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.

Portfolio Positioning

Our philosophy, which focuses on company fundamentals, helps us stay balanced and grounded during market extremes. We continue to position our portfolio in those firms with sustainable and visible earnings growth, diversified global revenues and clean balance sheets. Our process leads us to businesses with high levels of cash flow, strong product momentum, low debt and lower access to capital requirements to generate growth going forward. The Fund remains committed to opportunities in sectors such as information technology, industrials, health care and select consumer businesses. We remain confident in our longer-term, secular themes that guide us to productivity enhancing businesses, participants in the global infrastructure build-out, firms with strong global brands and companies able to exploit long-term demographic trends. We continue to be underweight in financials as many of the risks here are unknown and lack necessary transparency. Instead, we are invested in well-managed asset managers and diversified insurance companies.

As the global economy sorts through its troubles, we believe investors will seek out growth and require high-quality investments in their portfolios. We are experiencing historically opportune valuations and continue to invest in high-quality, higher-growth firms at prices that should be attractive to long-term investors. We don’t know how soon the markets will recover, but we are reminded of Warren Buffett’s quote: “Be fearful when others are greedy and greedy when others are fearful.”

Calamos Growth Fund ANNUAL REPORT	7

Calamos Growth Fund

 GROWTH OF $10,000: SINCE INCEPTION (9/4/90) THROUGH 10/31/08

We believe that companies with
sustainable earnings, solid
business models, capable
management and strong balance
sheets are better positioned in a
period of greater uncertainty and
more modest economic growth
as we may continue to see a
“flight to quality.”

Calamos Growth Fund

Russell Midcap® Growth Index[1]

S&P 500 Index[2]

 AVERAGE ANNUAL TOTAL RETURN†

					10 YEARS OR
	1 YEAR		5 YEARS		∧SINCE INCEPTION
		load-adjusted		load-adjusted			load-adjusted

Class A Shares – Inception 9/4/90	-48.11%	-50.58%	-2.26%	-3.21%	10.74%		10.20%

Class B Shares – Inception 9/11/00	-48.50	-50.78	-3.00	-3.32	-1.64	∧	-1.64	∧

Class C Shares – Inception 9/3/96	-48.50	-48.95	-3.00	-3.00	10.12		10.12

Class I Shares – Inception 9/18/97	-47.97	NA	-2.02	NA	11.29		NA

Class R Shares – Inception 3/1/07	-48.24	NA	NA	NA	-20.77	∧	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Growth Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.
[1] The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

[2] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

8	ANNUAL REPORT Calamos Growth Fund

Calamos Growth and Income Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVTRX	CVTYX	CVTCX

FUND CUSIP NUMBERS

A Shares	128119104
B Shares	128119765
C Shares	128119831

Fund Objective
High long-term total return through growth and current income

Investment Strategy

•	Seeks to maintain an appropriate balance between risk and reward over the course of the market cycle by strategically investing across a combination of stocks, convertible securities and bonds

•	Seeks significant equity participation while aiming for greater downside protection than a pure-stock portfolio

•	Diversifies across a variety of industries, market sectors, market capitalizations and credit-quality tiers

Investor Profile
This Fund may be suitable for investors who seek:

•	A total-return-oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments

•	A consistent income stream

Performance Overview

Calamos Growth and Income Fund declined 35.31% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the S&P 500 Index1 fell 36.10%, the Merrill Lynch All U.S. Convertibles Ex Mandatory Index2 dropped 35.36%, and the Value Line Convertible Index3 retreated 26.38%.

While the past 12 months as covered in this report have been a trying time for investors, the Fund aims to create and maintain wealth over time. To review the Fund’s long-term performance results, please see the “Growth of $10,000” chart below and the Total Return table on page 12. For more up-to-date information, please see our website at www.calamos.com.

Growth of $10,000: for 10-year period ended 10/31/08

The Merrill Lynch All U.S. Convertibles Ex Mandatory Index is replacing the Value Line Convertible Index as the Fund’s secondary benchmark. We believe that the Merrill Lynch index is a more accurate benchmark of the Fund’s investments. The Value Line Convertible Index may be excluded from Fund comparisons in the future.

The year ending October 31, 2008, proved to be one of the most challenging market environments in history. Throughout the period, investors had been weighing the possibility of a recession brought on by many factors including the declining housing market, escalating commodity prices and deteriorating credit conditions. However, the primary factor that negatively affected both market and Fund performance was a crippling blow to confidence dealt by the collapse of financial institutions Bear Stearns, Lehman Brothers and other market makers—which drove prices lower and forced

Calamos Growth and Income Fund ANNUAL REPORT	9

Calamos Growth and Income Fund

leveraged investors to sell into a declining market. As many commentators have stated, there was no place to hide during this crisis of confidence. Convertibles, for example, experienced unprecedented pricing pressure from the massive deleveraging by hedge funds. (For further analysis, please read the Economic and Market Review on page 3.)
MARKET CAPITALIZATION
OF EQUITIES

Large Cap > $49 billion	35.3%
Medium Cap $16 - 49 billion	37.0
Medium Cap $5 - 16 billion	21.0
Medium/Small Cap $2 - 5 billion	6.0
Small Cap < $2 billion	0.7
Median Market Cap	$17.7 billion
Weighted Average Market Cap	$46.6 billion

 ASSET ALLOCATION

Common Stocks	47.1%
Convertible Bonds	37.5
Convertible Preferred Stocks	6.4
Synthetic Convertible Securities	5.8
Cash and Receivables/Payables	3.2

 SECTOR ALLOCATION

Information Technology	29.3%
Health Care	18.8
Consumer Discretionary	12.1
Energy	9.9
Industrials	9.1
Financials	8.8
Consumer Staples	6.7
Telecommunication Services	1.5
Materials	0.6
Sector allocations are based on net assets and may vary over time.

Convertible bonds’ fixed-income characteristics typically provide a floor that can cushion losses as the underlying stock declines. During the latter part of the period, however, this fixed-income value was largely ignored in the marketplace. In recent years, convertible arbitrage hedge funds have used leverage to deliver market performance, borrowing through prime brokers such as the now defunct Bear Stearns, Lehman Brothers and others. As the cost of borrowing and poor performance dramatically increased, it appears many hedge funds could not maintain their leverage and were forced to liquidate portfolios. At the same time, the market makers and the prime brokers also began deleveraging. In the past, the convertible arbitrage community along with traditional market makers would provide liquidity in the convertible market, reducing the spreads (the spread being the difference between what the seller “asks” and the buyer “bids”). In this way, the convertible market generally benefited. The recent forced liquidation made convertibles uncharacteristically vulnerable to the panic of the stock market. This past October, in fact, the decline in convertible prices closely matched plunging stock prices. As a result, convertible securities finished the period significantly undervalued.

Specific to the Fund and relative to the S&P 500 Index, our underweight stance and issue selection within the consumer staples sector detracted from performance, as it was the best-performing sector during the period. Traditionally, the consumer staples sector is perceived to be a defensive area and outperforms other sectors during periods of uncertainty and market decline. In our view, the sector appeared to be already fully priced. In other words, investors were overpaying for the little growth that consumer staples’ names might provide.

Additionally, the Fund’s overweight position in information technology detracted value. The sell-off in technology names occurred in January, as investors sold names that had worked well in 2007, and resumed during the months of September and October as hedge funds unwound their most liquid positions due to a rapid increase in redemptions. We continue to believe that the technology sector will be able to provide higher and sustainable growth going forward because these companies can help other businesses in their efforts to be productive and can serve consumers’ demand for improved devices at lower prices.

The Fund did benefit in small measure from good relative issue selection within the consumer discretionary sector. In this area, our focus is on solid businesses with strong brands, better balance sheets and a global revenue base. The Fund’s underweight position in financials also was additive, as this was the worst-performing sector in the broad market. We did not hold any securities of companies in the thrifts and mortgage finance industry, which was hard hit by sub-prime woes and housing market declines. We were concerned about the risks associated with these businesses and their lending practices of late and subsequently underweighted the entire sector. We remain very selective within financials due to the continued credit crisis and favor holdings within the asset management and large well-diversified insurance industries.

10	ANNUAL REPORT Calamos Growth and Income Fund

Calamos Growth and Income Fund

CREDIT QUALITY ALLOCATION OF BONDS

AAA	1.2%
AA	9.3
A	32.8
BBB	30.1
BB	20.0
B	6.6
CCC and below	0.0
Unrated Securities	0.0

Investment Approach

Our belief is that our philosophy and approach will help create and maintain wealth over time (for long-term results please see page 12), but we are aware that our investment discipline, as with any investment approach, will be out of favor with market sentiment during certain periods. Even when this is the case, we do not deviate from our long-term course of action. Because we seek high long-term total return, we believe in remaining fully invested. During challenging periods, we will not cash out and attempt to time the market upswing (we have yet to see anyone succeed at timing) and we’re not going to buy into overpriced “defensive” stocks that offer little opportunity for appreciation.

We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.

 TOP 10 HOLDINGS

Nike, Inc.	3.5%
Medtronic, Inc.	3.3
Transocean, Inc.	2.6
Genzyme Corp.	2.5
ITT Educational Services, Inc.	2.3
Citigroup, Inc.	2.3
Oracle Corp.	2.3
Bank of America Corp.	2.2
Coca-Cola Company	2.2
Network Appliance, Inc.	2.1

Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.

Portfolio Positioning

Our disciplined long-term investment philosophy that focuses on company fundamentals helps us stay balanced and grounded during market extremes. Our process leads us to businesses with high levels of cash flow and strong product momentum, and companies not reliant on credit markets and availability of capital to generate growth going forward. The Fund remains committed to rewarding opportunities in the information-technology, industrial, and health care sectors along with select consumer businesses.

We remain confident investing in businesses that participate in our long-term, secular themes such as productivity enhancement, global infrastructure build-out, strong global brands and the exploitation of long-term demographic trends. We continue to be underweight in the financial sector, as many of the risks here are unknown and lack necessary transparency. Instead, we are invested in well-managed asset managers and diversified insurance companies. As the global economy sorts through its troubles, we believe investors will seek out growth and require high-quality investments in their portfolios. We are experiencing historically opportune valuations and continue to invest in high-quality, higher growth firms at prices that should be very attractive for long-term investors.

The massive deleveraging of hedge funds has exerted significant pricing pressure on convertibles. We believe the current level of undervaluation within convertibles is extreme and may offer long-term investors compelling opportunities. We are working diligently exploring ways to put the valuation opportunity presented by convertibles to work in this portfolio.

Calamos Growth and Income Fund ANNUAL REPORT	11

Calamos Growth and Income Fund

 GROWTH OF $10,000: SINCE INCEPTION (9/22/88) THROUGH 10/31/08

We believe that long-term
performance is the most telling
measure of a fund’s success, and
encourage investors to consider a
fund’s longer-term results over the
course of a variety of market cycles.

Calamos Growth and Income Fund

S&P 500 Index[1]

Merrill Lynch All U.S. Convertibles Ex Mandatory Index[2]

Value Line Convertible Index[3]

 AVERAGE ANNUAL TOTAL RETURN†

					10 YEARS OR
	1 YEAR		5 YEARS		∧SINCE INCEPTION
		load-adjusted		load-adjusted			load-adjusted

Class A Shares – Inception 9/22/88	-35.31%	-38.39%	0.18%	-0.79%	7.76%		7.24%

Class B Shares – Inception 9/11/00	-35.80	-38.78	-0.56	-0.89	2.05	∧	2.05	∧

Class C Shares – Inception 8/5/96	-35.82	-36.40	-0.57	-0.57	7.17		7.17

Class I Shares – Inception 9/18/97	-35.14	NA	0.44	NA	8.07		NA

Class R Shares – Inception 3/1/07	-35.49	NA	NA	NA	-16.21	∧	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:
The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

[2] Merrill Lynch All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source: Mellon Analytical Solutions, LLC

[3] The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

12	ANNUAL REPORT Calamos Growth and Income Fund

Calamos Value Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVAAX	CVABX	CVACX

FUND CUSIP NUMBERS

A Shares	128119666
B Shares	128119658
C Shares	128119641

Fund Objective
Long-term capital growth

Investment Strategy

•	Invests in companies that are deemed to be trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels

•	Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry

•	Employs qualitative (bottom-up) research to help determine how an issuer’s stock is valued relative to calculations of intrinsic worth

•	Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors

Investor Profile
This Fund may be suitable for investors who seek:

•	A vehicle for building assets to meet medium-range to long-range financial goals

•	A value-oriented complement to a growth-oriented portfolio

Performance Overview

Calamos Value Fund declined 34.79% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the Russell 1000® Value Index1 fell 36.80%.

Growth of $10,000: since inception (1/2/02) through 10/31/08

The year ending October 31, 2008, proved to be one of the most challenging market environments in history. Throughout the 12-month period, investors had been weighing the possibility of a recession brought on by many factors including the declining housing market, escalating commodity prices and deteriorating credit conditions. However, the primary factor that negatively affected both market and Fund performance was a crippling blow to confidence dealt by the collapse of financial institutions Bear Stearns, Lehman Brothers and other market makers—which drove prices lower and forced leveraged investors to sell into a declining market. As many commentators have stated, there was no place to hide during this crisis of confidence. (For further analysis, please read the Economic and Market Review on page 3.)

Specific to the Fund, the most significant drag on performance was the overweight to information technology stocks. We believe the initial sell-off in technology names, which occurred in January, was based more on investor emotions rather than company fundamentals—as investors sold those same names that had worked well in 2007. The pullback in the sector continued during the months of September and October, as hedge funds unwound (were forced to sell) their most liquid positions due to a rapid increase in margin calls and redemptions. We continue to believe that technology

Calamos Value Fund ANNUAL REPORT	13

Calamos Value Fund

businesses offer great opportunity for investment. The Fund’s underweight position to the energy sector during the period was an additional hindrance to performance. Energy was one of the best-performing sectors in the value index on a relative basis. Our investment focus within the energy space favors those firms whose services and contracts may be less dependent on the price of oil, such as drillers as well as equipment and service providers.
MARKET CAPITALIZATION
OF EQUITIES

Large Cap > $49 billion	50.1%
Medium/Large Cap $16 - 49 billion	34.5
Medium Cap $5 - 16 billion	9.0
Medium/Small Cap $2 - 5 billion	5.1
Small Cap < $2 billion	1.3
Median Market Cap	$36.9 billion
Weighted Average Market Cap	$72.6 billion

Strong overall issue selection was the driver of positive relative performance for the Value Fund during the period. Stocks in the Value Fund outperformed those of the Russell 1000® Value Index in six of the ten sectors, most notably in consumer discretionary, information technology and materials. Within consumer discretionary, good selection in the media space added to relative performance. In the technology space, good selection in communications equipment and the software industry was additive. In materials, our selection steered the Fund toward better-performing names in the chemicals industry. Additionally, our underweight to financials, the largest sector in the index, was a strong contributor to performance. Financials was the second worst-performing sector in the period, given the write-downs of large losses among various banks. We avoided thrifts and mortgage finance businesses and were dramatically underweight capital market stocks.

 SECTOR ALLOCATION

Information Technology	30.2%
Consumer Discretionary	21.0
Consumer Staples	12.4
Financials	10.8
Health Care	8.7
Industrials	7.7
Energy	4.7
Sector allocations are based on net assets and may vary over time.

Investment Approach

Our belief is that our philosophy and approach will help create and maintain wealth over time, but we are aware that our investment discipline, as with any investment approach, will be out of favor with market sentiment during certain periods. Even when this is the case, we do not deviate from our long-term course of action. Because we seek long-term capital growth, we believe in remaining fully invested. During challenging periods, we will not cash out and attempt to time the market upswing (we have yet to see anyone succeed at timing) and we’re not going to buy into overpriced “defensive” stocks that offer little opportunity for appreciation.

We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.

Calamos Value Fund seeks to own undervalued securities where the stock price has been temporarily depressed due to one-time events or investor sentiment that we expect to turn around. We evaluate each company as if we are going to buy it outright; this comprehensive proprietary research process encompasses fundamental and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole. We seek to purchase stocks at discounts to our estimates of the company’s intrinsic business value, utilizing a cash-flow analysis and return on invested capital to determine that value. We also search for a catalyst or reason that will result in the companies’ prospects and intrinsic stock price being favorably recognized by the market. We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio.

14	ANNUAL REPORT Calamos Value Fund

Calamos Value Fund

 TOP 10 HOLDINGS

Coca-Cola Company	5.1%
ITT Educational Services, Inc.	4.9
Oracle Corp.	4.6
Nestlé, SA	4.6
Dell, Inc.	4.4
Nike, Inc.	4.3
Johnson & Johnson	4.3
Nokia OYJ	3.7
Wells Fargo & Company	3.6
eBay, Inc.	3.4

Portfolio Positioning

The Fund maintains an overweight position in information technology stocks, where we are focused on productivity enhancing businesses. Other favorable trends in the technology sector include historically attractive valuations, ample cash on company balance sheets, as well as more visible earnings prospects. Additionally, many of these businesses are providing improved technologies to consumers at consistently lower prices. Technology businesses are also benefiting from serving an expanding global marketplace.

We continue to underweight financials, as we believe many of the risks in this sector remain unknown and there is still a lack of necessary transparency. We successfully avoided much of the sub-prime carnage and had no direct exposure to the hardest hit businesses. We are instead positioned in well-managed asset managers and diversified insurance companies. Additionally, we are able to exploit long-term secular themes, such as changing demographic trends—for example, as people are living longer, they are changing their investing habits.

We remain positioned in those firms with sustainable and visible earnings growth, diversified global revenues and clean balance sheets. Our process leads us to businesses with high levels of cash flow and strong product momentum. We are experiencing historically opportune valuations and continue to focus on high-quality firms at prices that should be attractive for long-term investors. We don’t know how soon the markets will recover, but we are reminded of Warren Buffett’s quote: “Be fearful when others are greedy and greedy when others are fearful.”

Calamos Value Fund ANNUAL REPORT	15

Calamos Value Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR		5 YEARS		SINCE INCEPTION
		load-adjusted		load-adjusted		load-adjusted

Class A Shares – Inception 1/2/02	-34.79%	-37.88%	0.49%	-0.48%	0.69%	-0.02%

Class B Shares – Inception 1/2/02	-35.24	-38.26	-0.26	-0.61	-0.05	-0.05

Class C Shares – Inception 1/2/02	-35.27	-35.87	-0.27	-0.27	-0.06	-0.06

Class I Shares – Inception 3/1/02	-34.64	NA	0.74	NA	1.23	NA

Class R Shares – Inception 3/1/07	-34.96	NA	NA	NA	-17.61	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

16	ANNUAL REPORT Calamos Value Fund

Calamos Blue Chip Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CBCAX	CBCBX	CBXCX

FUND CUSIP NUMBERS

A Shares	128119625
B Shares	128119617
C Shares	128119591

Fund Objective
Long-Term capital growth

Investment Strategy

•	Invests in larger established companies with balance sheet strength, which can help mitigate downside risk

•	Applies proprietary models to determine the return potential of both growth and value companies, favoring either style based on bottom-up analysis and a top-down overlay of macro-economic themes

•	Includes companies in the S&P 500 Index and Dow Jones Industrial Average with at least $2 billion in market capitalization that possess blue chip characteristics

•	Seeks business with diversified product lines that can increase productivity to maintain growth

•	Aims to invest in a diversified mix of what we believe to be the best opportunities at any point in the economic cycle

Investor Profile
This Fund may be suitable for investors who seek:

•	A vehicle for building assets to meet medium- to long-range financial goals

•	A larger-cap core offering of diversified companies providing broad market participation

Performance Overview

Calamos Blue Chip Fund declined 35.66% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the S&P 500 Index1 fell 36.10%.

Growth of $10,000: since inception (12/1/03) through 10/31/08

The year ending October 31, 2008, proved to be one of the most challenging market environments in history. Throughout the period, investors had been weighing the possibility of a recession brought on by many factors including the declining housing market, escalating commodity prices and deteriorating credit conditions. However, the primary factor that negatively affected both market and Fund performance was a crippling blow to confidence dealt by the collapse of financial institutions Bear Stearns, Lehman Brothers and other market makers—which drove prices lower and forced leveraged investors to sell into a declining market. As many commentators have stated, there was no place to hide during this crisis of confidence. (For further analysis, please read the Economic and Market Review on page 3.)

Relative to the S&P 500 index, our underweight position and issue selection within consumer staples detracted from performance, as this was the best-performing sector during the period. Consumer staples performed relatively well as investors pursued the perceived defensive nature of the sector during periods of uncertainty and market decline. In our view, the sector appeared to be already fully priced. In other words, investors were overpaying for the little growth that consumer staples’ names might provide. Additionally, the Fund’s overweight position in information technology

Calamos Blue Chip Fund ANNUAL REPORT	17

Calamos Blue Chip Fund

detracted value. We believe the initial sell-off in technology names, which occurred in January, was based more on investor emotions rather than company fundamentals—as investors sold those same names that had worked well in 2007. The pull-back in the sector continued during the months of September and October, as hedge funds unwound (were forced to sell) their most liquid positions due to a rapid increase in margin calls and redemptions. We continue to believe that the technology sector will be able to provide higher and sustainable growth going forward. These companies can help other businesses to be cost effective and highly productive. Technology companies also serve ongoing consumer demand for improved devices at lower prices.
MARKET CAPITALIZATION
OF EQUITIES

Large Cap > $49 billion	56.2%
Medium/Large Cap $16 - 49 billion	32.5
Medium Cap $5 - 16 billion	11.0
Medium/Small Cap $2 - 5 billion	0.3
Small Cap < $2 billion	0.0
Median Market Cap	$29.6 billion
Weighted Average Market Cap	$83.7 billion

 SECTOR ALLOCATION

Information Technology	21.5%
Health Care	14.8
Financials	13.1
Industrials	12.5
Energy	11.7
Consumer Staples	10.3
Consumer Discretionary	4.8
Telecommunication Services	3.3
Materials	2.1
Utilities	1.3
Sector allocations are based on net assets and may vary over time.

An underweight position and good security selection within financials contributed positively to relative performance. We did not hold any securities of companies in the thrifts and mortgage finance industry—one of the worst-performing areas—as sub-prime mortgage woes and housing market declines wreaked havoc on these businesses during the period. We had been concerned about the risks associated with these companies, as well as their lending practices, and subsequently underweighted the entire industry. We remain very selective within financials due to the continuing credit crisis, and favor holdings within the asset management and financial services industries. The Fund also benefited from good relative issue selection within industrials, in particular within industrial conglomerates.

Investment approach

Our belief is that our philosophy and approach will help create and maintain wealth over time, but we are aware that our investment discipline, as with any investment approach, will be out of favor with market sentiment during certain periods. Even when this is the case, we do not deviate from our long-term course of action. Because we seek long-term capital growth, we believe in remaining fully invested. During challenging periods, we will not cash out and attempt to time the market upswing (we have yet to see anyone succeed at timing) and we’re not going to buy into overpriced “defensive” stocks that offer little opportunity for appreciation.

We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified portfolio that will outperform the stock market over the long-term. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.

Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we are going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.

In Calamos Blue Chip Fund, we invest in a portfolio of high-quality businesses, focusing on companies with financial strength and superior growth prospects. We favor companies with sustainable business models that exhibit high or accelerating growth in revenues, earnings and/or return on capital, trading at reasonable valuations. This Fund may find opportunities in these high-quality businesses within the

18	ANNUAL REPORT Calamos Blue Chip Fund

Calamos Blue Chip Fund

“growth” style of investing (investing in a company whose stock price may appreciate because of the company’s ability to generate high or accelerating growth) or the “value” style of investing (investing in a company whose stock price may appreciate because the current price is temporarily undervalued).
 TOP 10 HOLDINGS

Exxon Mobil Corp.	3.9%
Johnson & Johnson	3.6
JPMorgan Chase & Company	2.8
AT&T, Inc.	2.5
Microsoft Corp.	2.4
Wells Fargo & Company	2.4
Oracle Corp.	2.2
Apple, Inc.	2.0
United Technologies Corp.	2.0
Intel Corp.	2.0

Portfolio Positioning

Our philosophy, which focuses on company fundamentals, helps us stay balanced and grounded during market extremes. We continue to position our portfolio in those firms with sustainable and visible earnings growth, diversified global revenues and clean balance sheets. Our process leads us to businesses with high levels of cash flow, strong product momentum, low debt and access to capital to generate growth going forward. The Fund remains committed to opportunities in sectors such as information technology, industrials, health care and select consumer businesses. We remain confident in our longer-term, secular themes that guide us to productivity enhancing businesses, participants in the global infrastructure build-out, firms with strong global brands and companies able to exploit long-term demographic trends. We continue to be underweight in financials as many of the risks here are unknown and lack necessary transparency. Instead, we are invested in well-managed asset managers and diversified insurance companies.

As the global economy sorts through its problems, we believe investors will seek out growth and require high-quality investments in their portfolios. We are experiencing historically opportune valuations and continue to invest in high-quality, higher-growth firms at prices that should be attractive to long-term investors. We don’t know how soon the markets will recover, but we are reminded of Warren Buffett’s quote: “Be fearful when others are greedy and greedy when others are fearful.”

Calamos Blue Chip Fund ANNUAL REPORT	19

Calamos Blue Chip Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR		SINCE INCEPTION
		load-adjusted		load-adjusted

Class A Shares – Inception 12/1/03	-35.66%	-38.72%	-0.83%	-1.80%

Class B Shares – Inception 12/1/03	-36.08	-39.07	-1.56	-1.93

Class C Shares – Inception 12/1/03	-36.13	-36.72	-1.56	-1.56

Class I Shares – Inception 12/1/03	-35.44	NA	-0.55	NA

Class R Shares – Inception 3/1/07	-35.82	NA	-16.38	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

20	ANNUAL REPORT Calamos Blue Chip Fund

Calamos Multi-Fund Blend
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CMQAX	CMQBX	CMQCX

FUND CUSIP NUMBERS

A Shares	128119534
B Shares	128119526
C Shares	128119518

Fund Objective
Long-term capital growth and, secondarily, current income

Investment Strategy

•	Calamos Multi-Fund Blend combines three compelling Calamos funds into a diversified but unified fund of funds designed to serve as the equity cornerstone of an investment portfolio
•	By investing in just one Fund, Calamos Multi-Fund Blend, investors gain access to three distinct investment strategies with minimal holdings overlap

–	Calamos Growth Fund—an aggressive fund that seeks stocks with above-average growth potential
–	Calamos Global Growth and Income Fund—a defensive mix of U.S. and foreign equity and convertible securities
–	Calamos Value Fund—seeks undervalued companies that possess catalysts for growth

•	The Fund will invest in Class I shares of these underlying funds
•	The percentage allocations to the underlying funds will be monitored daily and rebalanced whenever the actual allocations diverge by 5% or more from their one-third target allocation
•	New cash flows can be used to achieve rebalancing

Investor Profile
This Fund may be suitable for investors who seek:

•	Broad diversification, total-return potential and risk control
•	A core equity allocation, which offers growth, value and defensive global holdings
•	An automatic rebalancing feature

Performance Overview

Calamos Multi-Fund Blend declined 41.28% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the S&P 500 Index1 fell 36.10%.

Growth of $10,000: since inception (6/28/06) through 10/31/08

The year ending October 31, 2008, proved to be one of the most challenging market environments in history. Throughout the 12-month period, investors had been weighing the possibility of a recession brought on by many factors including the declining housing market, escalating commodity prices and deteriorating credit conditions. However, the primary factor that negatively affected both market and Fund performance was a crippling blow to confidence dealt by the collapse of financial institutions Bear Stearns, Lehman Brothers and other market makers—which drove prices lower and forced leveraged investors to sell into a declining market. As many commentators have stated, there was no place to hide during this crisis of confidence. (For further analysis, please read the Economic and Market Review on page 3.) Calamos Multi-Fund Blend invests in Calamos Growth Fund, Calamos Global Growth and Income Fund, and Calamos Value Fund. Given the severity of the general market downdraft during this challenging period, each of the underlying funds posted negative returns.

Calamos Growth Fund. Our overweight position and issue selection within information technology weighed on performance, as it was one of the worst-performing sectors during the period. The initial sell-off in technology names—which we believe was based more on investor emotions than fundamentals—occurred in January, as

Calamos Multi-Fund Blend ANNUAL REPORT	21

Calamos Multi-Fund Blend

investors sold those names that had worked best in 2007. The selling continued during the later months of September and October, as hedge funds unwound their most liquid positions due to a rapid increase in redemptions. We continue to believe that the technology sector will be able to provide higher and sustainable growth going forward. These companies can help other businesses to be cost effective and highly productive. Technology companies also serve ongoing consumer demand for improved devices at lower prices. Issue selection within industrials and telecommunication services names hindered performance during the period as well.
 UNDERLYING FUND CHARACTERISTICS

GROWTH FUND
Number of Holdings	140
Net Assets	$7.9 billion
Portfolio Turnover Rate FYTD	73.9%

VALUE FUND
Number of Holdings	39
Net Assets	$75.8 million
Portfolio Turnover Rate FYTD	61.0%

GLOBAL GROWTH AND INCOME FUND
Number of Holdings	81
Net Assets	$735.3 million
Portfolio Turnover Rate FYTD	117.7%

The Fund benefited from good relative security selection within health care. We owned some of the better performing biotechnology names and were able to avoid several of the worst performers. In this space, we look to capitalize on some of the innovations that biotech companies might offer to the health care field. In addition, stronger firms in this industry have demonstrated the ability to generate growth in a variety of market conditions. We also avoided some of the larger health care providers that sold sharply over the period. The Fund’s underweight position (0% allocation) in the utilities sector relative to the growth market as represented by the Russell Midcap® Growth Index (the underlying Growth Fund’s benchmark) was also a positive factor. Utilities remain a highly regulated area where we do not currently find many attractive growth opportunities. An underweight position to financials also contributed to relative performance. We did not hold any securities of companies in the thrifts and mortgage finance industry—one of the worst-performing industries, as sub-prime woes and housing market declines wreaked havoc on these businesses. We were concerned about the risks associated with these businesses and their lending practices and subsequently underweighted the entire sector. We remain selective within this area due to the continued credit crisis and instead favor holdings within the asset management and insurance industries.

MARKET CAPITALIZATION
OF EQUITIES

Large Cap > $49 billion	33.5%
Medium/Large Cap $16 - 49 billion	35.3
Medium Cap $5 - 16 billion	15.8
Medium/Small Cap $2 - 5 billion	10.2
Small Cap < $2 billion	5.2

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Source: Mellon Analytical Solutions, LLC.

Calamos Global Growth and Income Fund. Issue selection and an underweight position within the consumer staples sector detracted the most value during the period. We owned some of the weaker-performing issues in the beverage industry. Traditionally, consumer staples has been a defensive sector and outperforms other sectors during periods of lower growth. This has remained true during the current market downturn and credit crisis. In our view, however, the sector appeared to be already fully priced, and investors were overpaying for the little growth that consumer staples’ names might provide. Our issue selection within industrials also held back performance. Issue selection and an underweight position within the energy sector also hindered performance over the year.
 ASSET ALLOCATION

Common Stocks	79.2%
Convertible Bonds	14.1
Convertible Preferred Stocks	1.2
Synthetic Convertibles	0.3
Cash and Receivables/Payables	5.2

Given the global financial crisis that began developing in the middle of 2007, the Fund benefited from Calamos Global Growth and Income Fund’s significant underweight position in financials and by owning better financial companies. We did not hold any securities of companies in the thrifts and mortgage finance industry—one of the worst-performing areas. We were concerned about the risks associated with these businesses and their lending practices. We remain very selective within the sector due to the continuing credit crisis and favor holdings within the asset management and insurance industries. An overweight position within the health care sector relative to

22	ANNUAL REPORT Calamos Multi-Fund Blend

Calamos Multi-Fund Blend

the MSCI World® Index (the underlying Global Growth and Income Fund’s benchmark) also contributed to performance as this was the best-performing sector in the benchmark index for the period. The portfolio also benefited from strong issue selection within the consumer discretionary sector, particularly in the hotels, restaurants & leisure industry. Our allocation to convertible securities added value over the period as they held up somewhat better than stocks during this historically challenging time for equity markets.

 SECTOR ALLOCATION

Information Technology	31.3%
Consumer Discretionary	16.1
Health Care	11.6
Industrials	9.5
Financials	9.1
Energy	8.2
Consumer Staples	6.3
Telecommunication Services	1.4
Materials	1.3
Sector allocations are based on net assets and may vary over time.

The MSCI World® Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

Calamos Value Fund. The most significant drag on performance was the overweight to information technology stocks. We believe the initial sell-off in technology names, which occurred in January, was based more on investor emotions rather than company fundamentals — as investors sold those same names that had worked well in 2007. The pullback in the sector continued during the months of September and October, as hedge funds unwound (were forced to sell) their most liquid positions due to a rapid increase in margin calls and redemptions. We continue to believe that technology businesses offer great opportunity for investment. The Fund’s underweight position to the energy sector during the period was an additional hindrance to performance. Energy was one of the best-performing sectors in the value index on a relative basis. Our investment focus within the energy space favors those firms that are less dependent on the price of oil such as drillers as well as equipment and service providers.
 TOP 10 HOLDINGS

Nike, Inc.	3.6%
Coca-Cola Company	2.6
Nokia OYJ	2.2
eBay, Inc.	2.1
Dell, Inc.	2.1
Nestlé, SA	2.0
Cisco Systems, Inc.	1.8
Johnson & Johnson	1.7
SAP, AG	1.6
ITT Educational Services, Inc.	1.6

Strong overall issue selection was the driver of positive relative performance for the Value Fund during the period. Stocks in the Value Fund outperformed those of the Russell 1000® Value Index (the underlying Value Fund’s benchmark) in six of the ten sectors, most notably in consumer discretionary, information technology and materials. Within consumer discretionary, good selection in the media space added to relative performance. In the technology space, good selection in communications equipment and the software industry was additive. In materials, our selection steered the Fund toward better-performing names in the chemicals industry. Additionally, our underweight in financials, the largest sector in the index, was a strong contributor to performance. Financials was the second worst-performing sector in the period, given the write-downs of large losses among various banks. We avoided thrifts and mortgage finance businesses and were dramatically underweight capital market stocks.

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Source: Mellon Analytical Solutions, LLC.

Investment Approach

Our belief is that our philosophy and approach will help create and maintain wealth over time (for long-term results please see page 25), but we are aware that our investment discipline, as is the case with any investment approach, will be out of favor with market sentiment during certain periods. Even when this is the case, we do not deviate from our long-term course of action. Because we seek long-term capital growth and, secondarily, current income in this portfolio, we believe in remaining fully invested. During challenging periods, we will not cash out and attempt to time the market upswing (we have yet to see anyone succeed at timing) and we’re not going

Calamos Multi-Fund Blend ANNUAL REPORT	23

Calamos Multi-Fund Blend

to buy into overpriced “defensive” stocks that offer little opportunity for appreciation. Drawing on our long-term perspective and decades of experience in the markets, we maintain a high degree of conviction in each underlying Fund’s strategy.
 REGIONAL ALLOCATION

North America	66.0%
Europe	15.2
Asia/Pacific	5.8
Caribbean	5.7
Latin America	1.6
Middle East/Africa	0.5

Each of the underlying funds is managed according to a consistent discipline and process. We combine thematic considerations with rigorous proprietary security research to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.

Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.

Portfolio Positioning

Within Calamos Growth Fund, we continue to be positioned in those firms with sustainable and visible earnings growth, diversified global revenues and clean balance sheets. The Fund remains committed to rewarding opportunities in sectors such as information technology, industrials, health care and select consumer businesses. Our process leads us to businesses with high levels of cash flow and strong product momentum. Calamos Value Fund maintains an overweight position to information technology stocks, where we are focused on productivity enhancing businesses and those benefiting from serving an expanding global marketplace. We continue to be underweight in financials, as we believe many of the risks here are unknown and lack the necessary transparency. In Calamos Global Growth and Income Fund, we are emphasizing companies with ample cash flow and those not dependent on external financing to sustain their growth rates. However, we continue to favor technology companies in the Fund, and have also found opportunities among stable growth firms, such as those in the health care sector.

From a geographic perspective, Calamos Global Growth and Income Fund remains underweight the United States versus the benchmark, although we did increase our allocation to the United States during the period as we foresaw the deterioration of economic conditions beyond U.S. borders. We’ve trimmed our position in Japan and Germany, and the portfolio’s total allocation to emerging markets was approximately 6% at the end of the period. We continue to believe that the use of convertibles not only allows us to manage better risk/reward, but also provides another source of alpha for investors. Our proprietary convertible research shows that convertibles are extremely undervalued, partly due to the massive deleveraging that occurred in hedge funds. As a result, we will look to add to our convertible exposure. We don’t know how soon the markets will recover, but we are reminded of Warren Buffett’s quote: “Be fearful when others are greedy and greedy when others are fearful.”

24	ANNUAL REPORT Calamos Multi-Fund Blend

Calamos Multi-Fund Blend

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR		SINCE INCEPTION
		load-adjusted		load-adjusted

Class A Shares – Inception 6/28/06	-41.28%	-44.07%	-9.61%	-11.47%

Class B Shares – Inception 6/28/06	-41.73	-44.62	-10.27	-11.42

Class C Shares – Inception 6/28/06	-41.73	-42.31	-10.27	-10.27

Class I Shares – Inception 6/28/06	-41.13	NA	-9.39	NA

Class R Shares – Inception 3/1/07	-41.46	NA	-18.85	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect through April 30, 2007. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/06, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Multi-Fund Blend ANNUAL REPORT	25

Calamos 130/30 Equity Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the new Fund’s performance, strategy and positioning during the period from the commencement of operations of the Fund on June 20, 2008, to October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CELSX	CELBX	CELCX

FUND CUSIP NUMBERS

A Shares	128119229
B Shares	128119211
C Shares	128119195

Fund Objective
Long-term capital growth

Investment Strategy

•	Quantitative approach in long and short investments that seeks to exploit identified trends, changes in the broad economic environment and inefficiencies in pricing.

•	Short investments (approximately 30% of net assets under normal circumstances) will be achieved through short selling securities that the research team, through a quantitative approach, believes to be overvalued.

•	The Fund invests at least 80% of its managed assets (net assets plus and borrowings for investment purposes) in equity securities, including securities convertible into equity securities, and invests primarily in equity securities issued by U.S. companies.

Investor Profile
This Fund may be suitable for investors who seek:

•	A strategy that seeks to increase returns with an enhanced approach more commonly associated with investments by large institutions.

•	An alternative strategy that utilizes more sophisticated strategies such as short selling and leverage.

Performance Overview

Calamos 130/30 Equity Fund declined 35.30% since commencement of operations (Class A shares, unadjusted for sales charges). The Russell 3000® Index1 fell 24.92% over the same period.

The year ending October 31, 2008, proved to be one of the most challenging market environments in history. Throughout the 12-month period, investors had been weighing the possibility of a recession brought on by many factors including the declining housing market, escalating commodity prices and deteriorating credit conditions. However, the primary factor that negatively affected both market and Fund performance was a crippling blow to confidence dealt by the collapse of financial institutions Bear Stearns, Lehman Brothers and other market makers — which drove prices lower and forced leveraged investors and institutions to sell into a declining market. As many commentators have stated, there was no place to hide during this crisis of confidence. (For further analysis, please read the Economic and Market Review on page 3.)

Within the long portion of the Fund, an overweight position and issue selection within information technology weighed on performance. We experienced a considerable amount of selling within the sector during the months of September and October, as hedge funds unwound (were forced to sell) their most liquid positions due to a rapid increase in redemptions. We continue to believe that the technology sector will be able to provide higher and sustainable growth going forward. An overweight stance and issue selection within industrials, along with issue selection in energy, hindered performance in the long sleeve during the period. We remain confident in our long-term, secular themes and as the global economy sorts through its troubles, we believe investors will seek out growth and require high-quality investments in their portfolios.

The Fund’s long positions were helped by an underweight stance and good relative security selection within financials. We were concerned about the risks associated with these businesses and their lending practices and subsequently underweighted the entire sector. We remain selective within this area due to the continuing credit crisis and instead favor holdings with higher transparency and better growth prospects. Within the short portion of the Fund, our use of broad index ETFs and short positions in financials benefited the portfolio.

Investment Approach

Launched on June 20, 2008, the Fund uses a quantitative-driven investment approach designed to exploit market trends and pricing inefficiencies. Within the long portion of the Fund, we are invested in firms which demonstrate sustainable and visible earnings growth, diversified global revenues and clean balance sheets. Our quantitative process

26	ANNUAL REPORT Calamos 130/30 Equity Fund

Calamos 130/30 Equity Fund

leads us to businesses with high levels of cash flow, strong product momentum, as well as companies not reliant on credit markets and the availability of capital to generate growth going forward.
MARKET CAPITALIZATION
OF EQUITIES

Large Cap > $49 billion	2.0%
Medium/Large Cap $16 - 49 billion	5.3
Medium Cap $5 - 16 billion	10.1
Medium/Small Cap $2 - 5 billion	21.2
Small Cap < $2 billion	61.4
Median Market Cap	$1.2 billion
Weighted Average Market Cap	$5.1 billion

 SECTOR ALLOCATION

Information Technology	18.4%
Industrials	16.0
Health Care	12.4
Energy	8.0
Consumer Discretionary	7.7
Materials	3.7
Telecommunication Services	1.2
Financials	1.1
Utilities	0.8
Consumer Staples	0.7
Sector allocations are based on net assets and may vary over time.

 TOP 10 HOLDINGS

UltraShort MidCap400	5.0%
UltraShort QQQ	4.3
UltraShort S&P500	4.1
Amedisys, Inc.	2.5
Credicorp, Ltd.	2.0
Snap-On, Inc.	1.9
Urban Outfitters, Inc.	1.8
Zoll Medical Corp.	1.5
Axsys Technologies, Inc.	1.4
Cyberonics, Inc.	1.2
Top 10 holdings shown are for long positions only.

In addition to traditional long investments, we can short the stocks of companies that are overpriced or are experiencing deteriorating growth which could lead to declining stock prices and a gain for the shorted positions. Under normal market conditions, the Fund may sell short approximately 30% of net assets and then may reinvest the proceeds of the shorted positions into long positions.

Portfolio Positioning

The Fund remains committed to rewarding opportunities in sectors such as information technology, industrials and health care. As the global economy sorts through its troubles, we believe investors will seek out growth and require high-quality investments in their portfolios. We are experiencing historically opportune valuations and continue to utilize this to invest in high-quality, higher-growth firms at prices that should be very attractive for long-term investors. On the short side of the Fund, we are targeting the financial sector as many of the risks here are unknown and lack necessary transparency. Currently, more than half the portfolio is invested in small-capitalization companies with less than $2 billion in market capitalization.

NOTES:

[1]	The Russell 3000® Index measures the largest 3000 U.S. companies, which represent approximately 98% of the investable U.S. equity market. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos 130/30 Equity Fund ANNUAL REPORT	27

Calamos Global Growth and Income Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVLOX	CVLDX	CVLCX

FUND CUSIP NUMBERS

A Shares	128119500
B Shares	128119732
C Shares	128119708

Fund Objective
High long-term total return through capital appreciation and current income

Investment Strategy

•	Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

•	Attempts to maintain a consistent balance between risk and reward over the course of different global market cycles by strategically investing across a combination of stocks, convertible securities, and bonds

•	Emphasizes countries espousing free-market principles

Investor Profile
This Fund may be suitable for investors who seek:

•	A risk-managed approach to pursuing growth opportunities around the world

•	A portfolio of securities representing various-sized companies from multiple countries

•	A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments

Performance Overview

Calamos Global Growth and Income Fund declined 39.08% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the MSCI World® Index1 fell 41.51%.

While the past 12 months as covered in this report have been a trying time for investors, the Fund aims to create and maintain wealth over time. For long-term performance results, please see the “Growth of $10,000” chart below and the Total Return table on page 31. For more up-to-date information, please see our website at www.calamos.com.

Growth of $10,000: for 10-year period ended 10/31/08

The global financial crisis and recession fears sent shockwaves throughout global markets. Central banks around the world joined forces with the United States in an effort to rescue the financial markets by restoring transparency and trust. As many commentators have stated, there was virtually no place to hide during this crisis of confidence. Consequently, equity markets around the world sharply declined during the period. Convertibles, which normally protect assets during equity declines, were also sold off primarily because of hedge fund deleveraging and were dramatically undervalued at the end of the period. (For further analysis, please read the Economic and Market Review on page 3.)

Specific to the Fund, issue selection and an underweight position within the consumer staples sector detracted the most value during the period. We owned some of the weaker-performing issues in the beverage industry. Consumer staples performed

28	ANNUAL REPORT Calamos Global Growth and Income Fund

Calamos Global Growth and Income Fund

relatively well as investors pursued the perceived defensive nature of the sector during periods of uncertainty and market decline. In our view, the sector appeared to be already fully priced. In other words, investors were overpaying for the little growth that consumer staples’ names might provide. Our issue selection within the industrials sector also held back performance. In particular, selection within the aerospace & defense industry underperformed the market. Finally, issue selection and an underweight position within the energy sector also hindered performance for the year. We chose to be selective within the cyclical areas of the market, instead preferring traditional growth companies with steadier long-term earnings growth potential.
MARKET CAPITALIZATION OF EQUITIES

Large Cap > $49 billion	34.2%
Medium/Large Cap $16 - 49 billion	46.7
Medium Cap $5 - 16 billion	10.5
Medium/Small Cap $2 - 5 billion	8.6
Small Cap < $2 billion	0.0
Median Market Cap	$27.3 billion
Weighted Average Market Cap	$41.4 billion

 ASSET ALLOCATION

Common Stocks	47.0%
Convertible Bonds	42.4
Convertible Preferred Stocks	3.7
Synthetic Convertible Securities	1.0
Cash and Receivables/Payables	5.9

 SECTOR ALLOCATION

Information Technology	32.2%
Health Care	14.5
Consumer Discretionary	11.6
Financials	11.6
Energy	8.9
Industrials	5.9
Consumer Staples	5.5
Telecommunication Services	3.0
Materials	0.9
Sector allocations are based on net assets and may vary over time.

Although the U.S. market dropped, non-U.S. markets declined more. Against this backdrop, our underweight to the United States relative to the MSCI World® Index hurt the Fund’s performance. The United States represents approximately one-third of the portfolio and slightly more than half of the index.

The Fund benefited from its significant underweight position in financials as well as issue selection in the sector. We did not hold any securities of companies in the thrifts and mortgage finance industry—one of the worst-performing areas. We were concerned about the risks associated with these businesses and their lending practices and subsequently underweighted the entire sector. We remain very selective within financials due to the continuing credit crisis and favor holdings within the asset management and diversified financial services industries. We believe that these companies are less vulnerable to credit market troubles and are positioned to benefit from long-term global spending and investing trends. An overweight position within the health care sector relative to the MSCI World® Index also contributed to performance as this was the best-performing sector in the benchmark for the period. The portfolio also benefited from strong issue selection within the consumer discretionary sector, particularly in the hotels, restaurants & leisure industry. Our allocation to convertible securities added value over the period as they held up better than stocks during this historically challenging time for equity markets.

Investment Approach

Our belief is that our philosophy and approach will help create and maintain wealth over time (for long-term results please see page 31), but we are aware that our investment discipline, as with any investment approach, will be out of favor with market sentiment during certain periods. Even when this is the case, we do not deviate from our long-term course of action. Because we seek high long-term total return through capital appreciation and current income, we believe in remaining fully invested. During challenging periods, we will not cash out and attempt to time the market upswing (we have yet to see anyone succeed at timing) and we’re not going to buy into currently overpriced “defensive” stocks that offer little opportunity for appreciation.

We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities

Calamos Global Growth and Income Fund ANNUAL REPORT	29

Calamos Global Growth and Income Fund

around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.

Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we are going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole. This Fund is designed to provide a more defensive approach to global investing than a pure stock portfolio. By combining stocks with convertible securities and fixed-income investments, we seek long-term growth with lower volatility than an all-equity strategy.
CREDIT QUALITY ALLOCATION OF BONDS

AAA	0.0%
AA	10.5
A	18.1
BBB	32.3
BB	28.4
B	9.4
CCC and below	1.3
Unrated Securities	0.0

 TOP 10 HOLDINGS

Nintendo Company, Ltd.	3.8%
Transocean, Inc.	3.0
Autonomy Corp. PLC	3.0
Nokia OYJ	2.8
Nike, Inc.	2.5
EMC Corp.	2.4
Swatch Group, AG	2.3
Medtronic, Inc.	2.3
SAP, AG	2.3
NII Holdings, Inc.	2.0

 TOP 10 COUNTRY ALLOCATIONS

United States	34.4%
Switzerland	8.7
Japan	8.0
Cayman Islands	7.7
United Kingdom	7.1
Germany	5.2
Australia	3.7
Finland	2.8
Brazil	2.7
France	2.4

 REGIONAL ALLOCATION

North America	34.4%
Europe	30.0
Asia/Pacific	14.7
Caribbean	9.8
Latin America	3.7
Middle East/Africa	1.5

Portfolio Positioning

Across the portfolio, our investment criteria favor companies exhibiting above-average and sustainable growth rates, reliable free cash flow and high return on invested capital. The mix among asset classes is flexible, based on where we are finding the most attractive opportunities. Throughout the period, we emphasized common stocks and convertible securities over corporate bonds. Our proprietary convertible research shows that convertibles are extremely undervalued, largely due to the massive deleveraging that occurred in hedge funds. We are working diligently to capitalize on this valuation opportunity by increasing the allocation to convertibles when applicable.

We believe that the recent global sell-off is more emotional than fundamentally based, so we did not make major changes to the Fund’s positioning. Instead, we find that many quality companies are trading at valuations below their sustainable growth levels. We are emphasizing companies with solid balance sheets and ample cash flow—companies not dependent on external financing to sustain their growth rates. We continue to favor technology companies, as these are at the forefront of many secular trends, such as enhancing productivity in a highly competitive global economy. We have found opportunities among stable growth companies, such as those in the health care sector. However, we remain underweight financials.

From a geographic perspective, we remain underweight the United States versus the MSCI World® Index, although allocation to the United States had slightly increased during the period. We’ve trimmed our position in Japan and Germany, partly on disappointment with the continued slowdown in economic growth but also due to bottom-up company fundamental factors. The portfolio’s allocation to emerging markets is not significant, as we remain selective in that space. We leverage the higher growth in emerging markets by investing in companies in the developed world that generate decent revenue from emerging markets.

We are currently approximately 80% hedged versus all non-U.S. currencies with the exception of the euro where the hedge is close to 95%.

30	ANNUAL REPORT Calamos Global Growth and Income Fund

Calamos Global Growth and Income Fund

 GROWTH OF $10,000: SINCE INCEPTION (9/9/96) THROUGH 10/31/08

We believe that a number
of dynamic secular trends will
create long-term investment
opportunities around the world.

Calamos Global Growth and Income Fund

MSCI World® Index[1]

 AVERAGE ANNUAL TOTAL RETURN†

					10 YEARS OR
	1 YEAR		5 YEARS		∧SINCE INCEPTION
		load-adjusted		load-adjusted			load-adjusted

Class A Shares – Inception 9/9/96	-39.08%	-41.97%	2.50%	1.52%	5.80%		5.29%

Class B Shares – Inception 9/11/00	-39.57	-42.42	1.72	1.36	1.43	∧	1.43	∧

Class C Shares – Inception 9/24/96	-39.58	-40.15	1.72	1.72	5.21		5.21

Class I Shares – Inception 9/18/97	-38.97	NA	2.74	NA	6.04		NA

Class R Shares – Inception 3/1/07	-39.23	NA	NA	NA	-17.00	∧	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Global Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The MSCI World® Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 8/31/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Global Growth and Income Fund ANNUAL REPORT	31

Calamos International Growth Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CIGRX	CIGBX	CIGCX

FUND CUSIP NUMBERS

A Shares	128119575
B Shares	128119567
C Shares	128119559

Fund Objective
Long-term capital growth

Investment Strategy

•	Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

•	Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

•	Emphasizes countries espousing free-market principles

•	Seeks to outperform the MSCI EAFE® Growth Index over the long term with less volatility

Investor Profile
This Fund may be suitable for investors who seek:

•	To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth

•	An equity portfolio representing companies of all sizes and industries that offer high relative and sustainable growth potential

Performance Overview

Calamos International Growth Fund declined 51.67% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the MSCI EAFE® Growth Index1 fell 44.63% and the MSCI EAFE® Index2 retreated 46.34%.

Growth of $10,000: since inception (3/16/05) through 10/31/08

The global financial crisis and recession fears sent shockwaves throughout global markets. Central banks around the world joined forces with the United States in an effort to rescue the financial markets by restoring transparency and trust. As many commentators have stated, there was no place to hide during this crisis of confidence. Consequently, equity markets around the world sharply declined during this period. (For further analysis, please read the Economic and Market Review on page 3.)

32	ANNUAL REPORT Calamos International Growth Fund

Calamos International Growth Fund

MARKET CAPITALIZATION
OF EQUITIES

Large Cap > $49 billion	12.8%
Medium/Large Cap $16 - 49 billion	31.8
Medium Cap $5 - 16 billion	23.1
Medium/Small Cap $2 - 5 billion	23.0
Small Cap < $2 billion	9.3
Median Market Cap	$8.2 billion
Weighted Average Market Cap	$17.6 billion

 SECTOR ALLOCATION

Information Technology	40.1%
Health Care	11.3
Financials	9.8
Industrials	9.5
Consumer Discretionary	9.5
Consumer Staples	4.5
Energy	4.0
Materials	2.8
Telecommunication Services	2.1
Sector allocations are based on net assets and may vary over time.

 TOP 10 HOLDINGS

Autonomy Corp. PLC	5.1%
Nintendo Company, Ltd.	4.9
CSL, Ltd.	3.2
Wal-Mart de Mexico SAB de CV	3.0
Tandberg, ASA	3.0
Alcon, Inc.	3.0
Novo Nordisk, AS – B Shares	2.8
Infosys Technologies, Ltd.	2.7
Julius Baer Holding, AG	2.5
Nokia OYJ	2.4

Specific to the Fund, the portfolio’s issue selection and an underweight position within the consumer staples sector held back performance. Consumer staples performed relatively well as investors pursued the perceived defensive nature of the sector during periods of uncertainty and market decline. In our view, the sector appeared to be already fully priced. In other words, investors were overpaying for the little growth that consumer staples’ names might provide. Our underweight position and issue selection within the Energy sector also hampered performance, particularly in the oil, gas & consumable fuels industry. We chose to be selective within cyclical areas of the market, instead preferring traditional growth companies with steadier long-term earnings growth potential. Issue selection and an overweight position within industrials also detracted from performance. In particular, selection within the machinery industry was weak. Within industrials, we favored companies that are well positioned to capitalize on the build-up of global infrastructure.

The Fund benefited from its significant underweight position in financials as well as issue selection. We did not hold any securities of companies in the thrifts and mortgage finance industry—one of the worst-performing areas. We were concerned about the risks associated with these businesses and their lending practices and subsequently underweighted the entire sector. We remain very selective within this area due to the continuing credit crisis and instead favor holdings within the asset management and diversified financial services industries. We believe that these companies are less vulnerable to credit market troubles and are positioned to benefit from long-term global spending and investing trends. An overweight position within the health care sector also contributed to performance as this was the best-performing sector in the benchmark index for the period. The portfolio’s issue selection within the Information Technology sector also helped performance. We continue to believe that the technology sector will be able to provide higher and sustainable growth going forward. These companies can help other businesses to be cost effective and highly productive. Technology companies also serve ongoing consumer demand for improved devices at lower prices.

Investment Approach

Our belief is that our philosophy and approach will help create and maintain wealth over time, but we are aware that our investment discipline, as is the case with any investment approach, will be out of favor with market sentiment during certain periods. Even when this is the case, we do not deviate from our long-term course of action. Because this is a growth portfolio, we believe in remaining fully invested in true growth stocks. During challenging periods, we will not cash out and attempt to time the market upswing (we have yet to see anyone succeed at timing) and we’re not going to buy into currently overpriced “defensive” stocks that offer little opportunity for appreciation.

We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long- term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.

Calamos International Growth Fund ANNUAL REPORT	33

Calamos International Growth Fund

 TOP 10 COUNTRY ALLOCATIONS

Switzerland	13.7%
United Kingdom	13.5
Cayman Islands	9.3
Mexico	7.4
Japan	6.5
Germany	4.5
Brazil	4.4
Australia	4.2
France	4.0
Norway	3.5

 REGIONAL ALLOCATION

Europe	48.6%
Asia/Pacific	17.5
Latin America	11.8
Caribbean	10.8
North America	2.9
Middle East/Africa	2.0

Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we are going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.

Portfolio Positioning

As a result of the recent sell-off, many quality companies are trading at valuations below their sustainable growth levels. We are emphasizing companies with solid balance sheets and ample cash flow—companies not dependent on external financing to sustain their growth rates. We continue to favor technology companies, as these are at the forefront of many secular trends, such as enhancing productivity in a highly competitive global economy. We have found opportunities among stable growth companies, such as those in the health care sector. However, we remain underweight financials.

The Fund is well diversified across non-U.S. markets. Our investment process emphasizes countries that value economic freedoms and free-market principles. This leads us to more stable markets with compelling potential for growth. We’ve trimmed our position in Japan and Germany, partly on disappointment with the continued slowdown in economic growth but also due to bottom-up company fundamental factors. Although the Fund is predominantly invested in developed markets, we make select investments in emerging markets countries such as Mexico, South Korea, Taiwan and India. These markets offer a higher degree of stability than those countries less open to economic freedoms. At the end of the reporting period, the Fund’s total allocation to emerging markets was approximately 19%. We also leverage the higher growth of emerging markets by investing in companies in the developed world that generate significant revenue from emerging markets.

34	ANNUAL REPORT Calamos International Growth Fund

Calamos International Growth Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR		SINCE INCEPTION
		load-adjusted		load-adjusted

Class A Shares – Inception 3/16/05	-51.67%	-53.97%	-1.78%	-3.10%

Class B Shares – Inception 3/16/05	-52.02	-54.34	-2.52	-3.30

Class C Shares – Inception 3/16/05	-52.05	-52.51	-2.55	-2.55

Class I Shares – Inception 3/16/05	-51.56	NA	-1.55	NA

Class R Shares – Inception 3/1/07	-51.78	NA	-22.70	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.
[1] The MSCI EAFE® Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

[2] The MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos International Growth Fund ANNUAL REPORT	35

Calamos Global Equity Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CAGEX	CBGEX	CCGEX

FUND CUSIP NUMBERS

A Shares	128119484
B Shares	128119476
C Shares	128119468

Fund Objective
Long-term capital growth

Investment Strategy

•	Invests globally, emphasizing countries espousing free-market principles

•	Invests in companies with balance sheet strength

•	Applies proprietary models to determine the return potential of stocks considering growth potential and valuations

•	Combines bottom-up analysis with a top down overlay of macro-economic themes

•	Conducts extensive analysis to help determine the intrinsic value of companies under consideration

•	Seeks to eliminate disparities in accounting practices by conducting a cash-based analysis of each company’s financial statements

Investor Profile
The Fund may be suitable for investors who seek:

•	A global equity allocation

•	Enhanced diversification through a portfolio that includes both U.S. and international stocks

Performance Overview

Calamos Global Equity Fund declined 46.73% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the MSCI World® Index1 fell 41.51%.

Growth of $10,000: since inception (3/1/07) through 10/31/08

The global financial crisis and recession fears sent shockwaves throughout global markets. Central banks around the world joined forces with the United States in an effort to rescue the financial markets by restoring transparency and trust. As many commentators have stated, there was no place to hide during this crisis of confidence. Consequently, equity markets around the world sharply declined during this period. (For further analysis, please read the Economic and Market Review on page 3.)

Specific to the Fund, our overweight position and issue selection within information technology weighed on performance, as it was one of the worst-performing sectors during the period. The initial sell-off in technology names—which we believe was based more on investor emotions than fundamentals—occurred in January, as investors sold those names that had worked best in 2007. The selling continued during the months of September and October of 2008, as hedge funds unwound (were forced to sell) their most liquid positions due to a rapid increase in redemptions. We continue to believe that the technology sector will be able to provide higher and sustainable growth going forward. These companies can help other businesses to be cost effective and highly productive. Technology companies also serve ongoing consumer demand for improved devices at lower prices. An underweight position and issue selection within the consumer staples sector also held back performance.

36	ANNUAL REPORT Calamos Global Equity Fund

Calamos Global Equity Fund

MARKET CAPITALIZATION
OF EQUITIES

Large Cap > $49 billion	21.0%
Medium/Large Cap $16 - 49 billion	36.6
Medium Cap $5 - 16 billion	21.4
Medium/Small Cap $2 - 5 billion	13.7
Small Cap < $2 billion	7.3
Median Market Cap	$11.0 billion
Weighted Average Market Cap	$27.9 billion

 SECTOR ALLOCATION

Information Technology	37.5%
Consumer Discretionary	11.6
Industrials	9.4
Health Care	8.9
Financials	8.2
Energy	8.1
Consumer Staples	4.1
Telecommunication Services	1.4
Materials	1.4
Sector allocations are based on net assets and may vary over time.

 TOP 10 HOLDINGS

Apple, Inc.	3.9%
Nintendo Company, Ltd.	3.6
Autonomy Corp. PLC	3.5
Google, Inc.	3.4
Nike, Inc.	2.6
Alcon, Inc.	2.4
Tandberg, ASA	2.4
Novo Nordisk, AS - B Shares	2.4
Gilead Sciences, Inc.	2.3
Wal-Mart de Mexico SAB de CV	2.2

Consumer staples performed relatively well as investors pursued the perceived defensive nature of the sector during periods of uncertainty and market decline. In our view, the sector appeared to be already fully priced. In other words, investors were overpaying for the little growth that consumer staples’ names might provide. Issue selection and an underweight position within the Energy sector also hindered performance for the period. Our investment focus within the energy space favors those firms that are less dependent on the price of oil such as drillers as well as equipment and service providers.

The Fund benefited from its significant underweight position in financials as well as issue selection. We did not hold any securities of companies in the thrifts and mortgage finance industry—one of the worst-performing areas. We were concerned about the risks associated with these businesses and their lending practices and subsequently underweighted the entire sector. We remain very selective within this area due to the continuing credit crisis and instead favor holdings within the asset management and diversified financial industries. An overweight position within the health care sector also contributed to performance as this was the best-performing sector in the benchmark index for the period. In this sector, we favor the health care equipment service providers and also innovative biotechnology companies. Our underweight position within the materials sector benefited performance as this was one of the worst-performing sectors in the benchmark for the period.

Although the U.S. market dropped, non-U.S. markets declined more. Against this backdrop, our underweight in the United States relative to the MSCI World® Index hurt relative performance. (The United States represents approximately one-third of the portfolio and slightly more than half of the index).

Investment Approach

Our belief is that our philosophy and approach will help create and maintain wealth over time (for long-term results please see page 39), but we are aware that our investment discipline, as is the case with any investment approach, will be out of favor with market sentiment during certain periods. Even when this is the case, we do not deviate from our long-term course of action. Because we seek long-term capital growth, we believe in remaining fully invested in true growth stocks. During challenging periods, we will not cash out and attempt to time the market upswing (we have yet to see anyone succeed at timing) and we’re not going to buy into currently overpriced “defensive” stocks that offer little opportunity for appreciation.

We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.

Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we are going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.

Calamos Global Equity Fund ANNUAL REPORT	37

Calamos Global Equity Fund

 TOP 10 COUNTRY ALLOCATIONS

United States	34.0%
Switzerland	9.0
United Kingdom	7.7
Cayman Islands	6.1
Mexico	4.9
Japan	4.5
Canada	3.1
Brazil	3.1
Norway	2.7
France	2.6

Portfolio Positioning

The silver lining of the global sell-off is that it has led to many quality companies trading at extremely attractive valuation levels. Our philosophy, which focuses on company fundamentals, helps us stay balanced and grounded during market extremes. We are emphasizing companies with solid balance sheets and ample cash flow—companies not dependent on external financing to sustain their growth rates. We continue to favor technology companies, as these are at the forefront of many secular trends, such as enhancing productivity in a highly competitive global economy. We have found opportunities among stable growth companies, such as those in the health care sector. We have also added to our position in Industrials as we look to invest in companies that are benefited from the increase in global expenditure on infrastructure. However, we remain underweight financials.

 REGIONAL ALLOCATION

North America	37.1%
Europe	27.8
Asia/Pacific	10.0
Latin America	8.0
Caribbean	7.0
Middle East/Africa	0.7

Geographically, the Fund is well diversified across global markets. Our portfolio construction process emphasizes countries that value economic freedom and free-market principles. We remain underweight the United States versus the MSCI World® Index. Also, we’ve trimmed our position in Japan and Germany, partly on disappointment with the continued slowdown in economic growth but also due to bottom-up company fundamental factors. The portfolio’s total allocation to emerging markets was approximately 12% at period end, as we remain selective in that space. We leverage the higher growth in emerging markets by investing in companies in the developed world that generate significant revenue from emerging markets.

38	ANNUAL REPORT Calamos Global Equity Fund

Calamos Global Equity Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR		SINCE INCEPTION
		load-adjusted		load-adjusted

Class A Shares – Inception 3/1/07	-46.73%	-49.26%	-18.11%	-20.46%

Class B Shares – Inception 3/1/07	-47.16	-49.80	-18.80	-20.75

Class C Shares – Inception 3/1/07	-47.12	-47.65	-18.73	-18.73

Class I Shares – Inception 3/1/07	-46.58	NA	-17.90	NA

Class R Shares – Inception 3/1/07	-46.83	NA	-18.32	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The MSCI World® Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Global Equity Fund ANNUAL REPORT	39

Calamos Evolving World Growth Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the period from the commencement of operations of the Fund on August 15, 2008, to October 31, 2008.

Performance Overview

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CNWGX	CNWZX	CNWDX

FUND CUSIP NUMBERS

A Shares	128119161
B Shares	128119153
C Shares	128119146

Fund Objective
Long-term capital growth

Investment Strategy

•	Invests in the securities of companies based in developing countries and also developed-world companies with ties to emerging economies.

•	Manages the Fund according to our stringent growth discipline, targeting companies that we believe offer the best opportunities for capital appreciation over the long-term.

•	Can flexibly deploy assets across sectors, countries, market caps and security types in an effort to manage risk and maximize return.

Investor Profile
The Fund may be suitable for investors who seek:

•	Enhanced diversification potential.

•	A portfolio of companies that we believe offer high relative and sustainable growth potential.

•	A risk-conscious means to participate in the long-term growth potential of developing markets.

•	An asset-allocation solution that could potentially reduce volatility and increase total return in an investment portfolio.

Calamos Evolving World Growth Fund declined 26.70% since commencement of operations (Class A shares, unadjusted for sales charges). The MSCI Emerging Markets IndexSM1 fell 40.94% over the same period.

The global financial crisis and recession fears sent shockwaves throughout global markets. Central banks around the world joined forces with the United States in an effort to rescue the financial markets by restoring transparency and trust. As many commentators have stated, there was no place to hide during this crisis of confidence. Consequently, equity markets around the world sharply declined during this period. (For further analysis, please read the Economic and Market Review on page 3.)

Both strong issue selection and sector allocation added to relative performance for the period. The Fund benefited from an overweight position as well as strong relative security selection in the information technology sector, particularly in the computers & peripherals industry. We continue to believe that the technology sector will be able to provide higher and sustainable growth during a slowdown, as these companies can help other businesses in their efforts to be cost effective and highly productive. Issue selection and an overweight position within the consumer staples sector also helped performance. Consumer staples performed relatively well as investors pursue the perceived defensive nature of the sector during periods of uncertainty and market decline, and we found some opportunities within this space. Within consumer staples, good selection in the beverages industry added to relative performance. Our issue selection and underweight position within the energy sector also benefited relative performance, as energy was one of the worst-performing sectors in the benchmark for the period. We chose to be selective within the cyclical areas of the market, instead preferring traditional growth companies with steadier long-term earnings growth potential.

Since the Fund’s launch on August 15, 2008, issue selection and an underweight position within the telecommunication services sector was the biggest drag on relative performance for the period. This was because the telecom sector declined less than the broad market during the period. Our selection within the Industrials sector also held back performance. Although our overweight to health care positively contributed to relative performance, issue selection slightly detracted. Specifically, issues within the health care equipment & supplies industry were weak.

40	ANNUAL REPORT Calamos Evolving World Growth Fund

Calamos Evolving World Growth Fund

Investment Approach

MARKET CAPITALIZATION
OF EQUITIES

Large Cap > $49 billion	26.2%
Medium/Large Cap $16 - 49 billion	23.8
Medium Cap $5 - 16 billion	33.5
Medium/Small Cap $2 - 5 billion	9.4
Small Cap < $2 billion	7.1
Median Market Cap	$10.0 billion
Weighted Average Market Cap	$31.9 billion

We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.

Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we are going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.

 ASSET ALLOCATION

Common Stocks	58.3%
Convertible Bonds	16.1
Convertible Preferred Stocks	2.8
Cash and Receivables/Payables	22.8

Calamos Evolving World Growth Fund is not a typical emerging-markets fund or index fund. The Fund’s flexible and risk-managed approach to developing economies could potentially reduce volatility and increase total return. While the Fund’s investment team has the ability to pursue most emerging markets’ opportunities, the team can vary the portfolio’s direct and indirect exposure to developing economies depending on conditions. In other words, we can invest in the securities of companies that are based in developing countries and also invest in developed-world companies with ties to developing economies when indirect exposure is more prudent. This strategy should make the portfolio less volatile than a fund mandated to maintain a set amount of direct exposure to turbulent regions.

Portfolio Positioning
 SECTOR ALLOCATION

Information Technology	26.3%
Consumer Staples	11.2
Consumer Discretionary	9.5
Energy	7.4
Financials	6.4
Health Care	6.2
Industrials	4.5
Telecommunication Services	3.0
Materials	2.7
Sector allocations are based on net assets and may vary over time.

Our philosophy, which focuses on company fundamentals, helps us stay balanced and grounded during market extremes. We continue to position our portfolio in those firms with sustainable and visible earnings growth, diversified global revenues and clean balance sheets. Our process leads us to businesses with high levels of cash flow, strong product momentum, as well as companies not reliant on credit markets and availability of capital to generate growth going forward. We remain confident in our longer-term, secular themes that enable us to focus on productivity enhancing businesses, participants in the global infrastructure build-out, firms with strong global brands and those companies that are able to exploit long-term demographic trends. We continue to be underweight in financials, as many of the risks here are unknown and lack necessary transparency. Within financials, however, the Fund invested in a number of well-established regional banks that we believe are in better shape than the larger multi-national banks that have been making headlines recently due to their problems. As the global economy sorts through its troubles, we believe investors will seek out growth and require high-quality investments in their portfolios. We are experiencing historically opportune valuations and continue to invest in high-quality, higher-growth firms at prices that should be attractive to long-term investors.

Calamos Evolving World Growth Fund ANNUAL REPORT	41

Calamos Evolving World Growth Fund

NOTES:

[1] The MSCI Emerging Markets Indexsm is a free float-adjusted market capitalization index. As of August 2005, the index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The index represents companies within these countries that are available to investors worldwide. Investors cannot invest directly in an index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

 TOP 10 HOLDINGS

Nokia OYJ	3.0%
Nestlé, SA	2.9
Novo Nordisk, AS - B Shares	2.4
Wal-Mart de Mexico SAB de CV	2.3
GPO Televisa, SA	2.3
Check Point Software Technologies, Ltd.	2.2
Coca-Cola Company	2.2
Banco Espirito Santo, SA	2.1
New Oriental Education & Technology Group, Inc.	2.1
Transocean, Inc.	2.1

 TOP 10 COUNTRY ALLOCATIONS

Cayman Islands	18.7%
United States	9.6
Brazil	7.5
Switzerland	7.5
Mexico	5.9
Taiwan	4.2
Israel	3.4
India	3.2
United Kingdom	3.0
Finland	3.0

 REGIONAL ALLOCATION

Caribbean	19.4%
Europe	18.8
Latin America	13.4
Asia/Pacific	10.4
North America	10.0
Middle East/Africa	5.2

42	ANNUAL REPORT Calamos Evolving World Growth Fund

Calamos Convertible Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008. (The Fund re-opened to new investments on October 8, 2008.)

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CCVIX	CALBX	CCVCX

FUND CUSIP NUMBERS

A Shares	128119401
B Shares	128119773
C Shares	128119823

Fund Objective
Current income with a secondary objective of growth

Investment Strategy

•	Invests in convertible securities issued by both U.S. and foreign companies

•	Emphasizes diversification across market sectors and credit quality, favoring companies with higher quality balance sheets

•	Utilizes a highly disciplined strategy which seeks to enhance investment returns while managing risk

Investor Profile
This Fund may be suitable for investors who seek:

•	Current income as well as capital growth potential

•	An investment which provides the growth potential of equities along with the income and limited downside potential typical of fixed income

Performance Overview

Calamos Convertible Fund declined 30.12% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the S&P 500 Index1 dropped 36.10% and the Value Line Convertible Index2 fell 26.38%.

While the past 12 months as covered in this report have been a trying time for investors, the Fund aims to create and maintain wealth over time—and has generally succeeded in this endeavor based on its long-term performance results. (Please see the “Growth of $10,000” chart below and the Total Return table on page 46.) For more up-to-date information, please see our website at www.calamos.com.

Growth of $10,000: for 10-year period ended 10/31/08

The year ending October 31, 2008 has proved to be one of the most challenging market environments in history. During the period, we witnessed several of the financial industry’s biggest players either go bankrupt or be acquired to stay afloat, and the massive deleveraging by hedge funds exerted tremendous downward pricing pressure on convertibles. (For further analysis, please read the Economic and Market Review on page 3.)

Convertible bonds’ fixed-income characteristics typically provide a floor that can cushion losses as the underlying stock declines. During the latter part of the period, however, this fixed-income value was largely ignored in the marketplace. In recent years, convertible arbitrage hedge funds have used leverage to deliver market performance, borrowing through prime brokers such as the now defunct Bear Stearns, Lehman Brothers and others. As the cost of borrowing and poor performance

Calamos Convertible Fund ANNUAL REPORT	43

Calamos Convertible Fund

dramatically increased, it appears many hedge funds could not maintain their leverage and were forced to liquidate portfolios. At the same time, the market makers and the prime brokers also began deleveraging. In the past, the convertible arbitrage community along with traditional market makers would provide liquidity in the convertible market, reducing the spreads (the spread being the difference between what the seller “asks” and the buyer “bids”). In this way, the convertible market generally benefited. The recent forced liquidation made convertibles uncharacteristically vulnerable to the panic of the stock market. This past October, in fact, the decline in convertible prices closely matched plunging stock prices. As a result, convertible securities finished the period significantly undervalued.
MARKET CAPITALIZATION
OF EQUITIES

Large Cap > $49 billion	35.4%
Medium/Large Cap $16 - 49 billion	34.3
Medium Cap $5 - 16 billion	19.2
Medium/Small Cap $2 - 5 billion	11.1
Small Cap < $2 billion	0.0
Median Market Cap	$26.4 billion
Weighted Average Market Cap	$39.9 billion

 ASSET ALLOCATION

Convertible Bonds	66.8%
Common Stocks	14.4
Convertible Preferred Stocks	6.2
Synthetic Convertible Securities	4.0
Cash and Receivables/Payables	8.6

 SECTOR ALLOCATION

Information Technology	23.1%
Health Care	20.5
Consumer Discretionary	12.3
Energy	9.9
Industrials	9.4
Financials	9.0
Consumer Staples	5.2
Telecommunication Services	1.4
Materials	0.6
Sector allocations are based on net assets and may vary over time.

Specific to the Fund, we’ve been underweighting the financials sector since mid-2007 when sub-prime mortgage woes and housing market declines began to wreak havoc on many businesses within the sector. We were concerned about the risks associated with these businesses and subsequently underweighted the entire sector. Despite our underweighting, a few of our names in the diversified financial services industry suffered along with the rest of the sector, which negatively affected the Fund’s relative performance. Our issue selection within the materials and telecommunication services sectors hindered performance as well.

The Fund benefited from strong security selection in the industrials and consumer-discretionary sectors. We are finding many well-diversified companies participating in the build-up of global infrastructure, including market leaders within the aerospace and defense, engineering and construction industries. Within consumer discretionary, we owned some of the better performing online services businesses that allow people to manage their consumption more efficiently. In this area, our focus is on solid businesses with strong brands, better balance sheets and a significant portion of revenues coming from overseas. From a credit-quality perspective, the higher-quality tiers within the convertible universe outperformed the lower-quality, more speculative grade issues for the period. As a result, our large underweight position to the lowest-grade, CCC-rated securities, and our overall higher-quality bias added to return during the period.

The Fund also had the flexibility to complement its core convertible holdings with a more limited stake in common stocks. At the end of the period, the Fund held approximately 16% of its assets in common stocks. Our selection of stock names also contributed to relative performance during the period.

Investment Approach

We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.

Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and

44	ANNUAL REPORT Calamos Convertible Fund

Calamos Convertible Fund

quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.

The convertible universe includes securities with very different characteristics: some have greater equity sensitivity and some are more “bond like”. Based on our analysis of the economic and market landscape and our individual security research, we can adjust the mix of convertibles to reflect what we believe to be an opportunistic degree of equity sensitivity.
CREDIT QUALITY
ALLOCATION OF BONDS

AAA	0.7%
AA	4.7
A	31.7
BBB	34.3
BB	21.5
B	7.1
CCC and below	0.0
Unrated Securities	0.0

 TOP 10 HOLDINGS

Transocean, Inc.	3.6%
EMC Corp.	3.6
Gilead Sciences, Inc.	3.4
Symantec Corp.	2.9
Network Appliance, Inc.	2.9
Amgen, Inc.	2.8
Beckman Coulter, Inc.	2.8
Molson Coors Brewing Company	2.7
CA, Inc.	2.6
Nike, Inc.	2.2

Portfolio Positioning

The recent and unprecedented sell-off of convertible securities by hedge funds has created tremendous opportunities for convertible investors. Our analysis shows that convertibles are extremely undervalued. We work diligently to pursue these opportunities through rigorous bottom-up research. We continue to seek businesses with cleaner balance sheets and less debt, as well as those companies not reliant on credit markets and availability of capital to generate growth going forward. We remain confident in our longer-term, secular themes that guide us to productivity enhancing businesses, participants in the global infrastructure build-out, firms with strong global brands and companies able to exploit long-term demographic trends. As the global economy sorts through its troubles, we believe investors will seek out growth and demand high-quality investments in their portfolios.

The Fund continues to maintain a bias toward higher-quality convertible issues, as evidenced by our minimal allocation to the riskiest CCC-rated tier. The Fund also retains a limited allocation to common stocks, which complements our core convertible holdings and provides a more equity-sensitive stance in relation to the benchmark.

Calamos Convertible Fund ANNUAL REPORT	45

Calamos Convertible Fund

 GROWTH OF $10,000: SINCE INCEPTION (6/21/85) THROUGH 10/31/08

Broadly speaking, convertible
securities participated in the
upward movement of the equity
markets while demonstrating
greater resiliency in downward
markets. Moreover, convertibles
tend to benefit from increased
volatility, which we saw during the
reporting period.

Calamos Convertible Fund

S&P 500 Index[1]

Value Line Convertible Index[2]

 AVERAGE ANNUAL TOTAL RETURN†

					10 YEARS OR
	1 YEAR		5 YEARS		∧SINCE INCEPTION
		load-adjusted		load-adjusted			load-adjusted

Class A Shares – Inception 6/21/85	-30.12%	-33.45%	-0.01%	-0.98%	5.44%		4.93%

Class B Shares – Inception 9/11/00	-30.66	-34.06	-0.77	-1.07	1.60		1.60	∧

Class C Shares – Inception 7/5/96	-30.62	-31.30	-0.76	-0.76	4.76		4.76

Class I Shares – Inception 6/25/97	-29.95	NA	0.24	NA	5.72		NA

Class R Shares – Inception 3/1/07	-30.19	NA	NA	NA	-13.65	∧	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Convertible Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2 The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

46	ANNUAL REPORT Calamos Convertible Fund

Calamos Market Neutral Income Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVSIX	CAMNX	CVSCX

FUND CUSIP NUMBERS

A Shares	128119203
B Shares	128119757
C Shares	128119849

Fund Objective
High current income consistent with stability of principal

Investment Strategy

•	Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying the emphasis of each based on market conditions

•	The convertible arbitrage strategy invests in convertible securities and sells short underlying stocks to generate income and hedge against equity market risk

•	Through covered call writing, income is generated by writing (selling) options on the portfolio’s equities and market indexes

Investor Profile
This Fund may be suitable for investors who seek:

•	The potential for an attractive income stream with relative stability of principal

•	A strategy designed to provide added diversification and reduced volatility

Performance Overview

Calamos Market Neutral Income Fund declined 14.22% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the Barclays Capital (formerly Lehman Brothers) U.S. Government/Credit Index1 fell 1.06% and the Citigroup 30-Day Treasury Bill Index2 rose 1.97%.

While the past 12 months as covered in this report have been a trying time for investors, the Fund aims to create and maintain wealth over time. To review the Fund’s long-term performance results, please see the “Growth of $10,000” chart below and the Total Return table on page 49. For more up-to-date information, please see our website at www.calamos.com.

Growth of $10,000: for 10-year period ended 10/31/08

Although the covered call investments declined approximately 15.2% during the period, they outperformed both the S&P 500 Index3 (-36.1%) and CBOE S&P 500 BuyWrite Index (-26.8%)4. The covered call strategy is designed to generate income from selling call options against long equity positions. Call options are typically written on broad equity indices or on individual equity holdings. We also purchase puts for downside protection on a portion of the portfolio against which we write calls. As the market declined in the period, the long equity portion of the strategy lost value, which was partially off-set by the premiums collected from selling the call options and the put options we purchased. Dividend income received from the Fund’s equity securities positively contributed to performance.

Calamos Market Neutral Income Fund ANNUAL REPORT	47

Calamos Market Neutral Income Fund

 STRATEGY ALLOCATION

CREDIT QUALITY
ALLOCATION OF BONDS

The convertible arbitrage strategy involves purchasing convertibles with corresponding short positions in the underlying equity securities. The strategy returned approximately -13.6% during the period, which compares favorably to the HFRX Convertible Arbitrage Index’s 5return of -53.0%. The convertible arbitrage strategy was hurt by the dramatic decline in the convertibles market in the period. The Merrill Lynch All U.S. Convertibles Index, a broad measure of the U.S. convertible market, returned -38.5% for the period. Many large hedge funds, which engage in convertible arbitrage strategies, were forced to meet margin calls and increased redemptions in their portfolios, so they sold convertibles at an extraordinary pace. This massive deleveraging contributed greatly to the huge downward pricing pressure on convertibles. The low overall interest rate environment in the period resulted in lower returns for the proceeds from the short sale. Finally, the short equity positions within the convertible arbitrage strategy was additive to performance as the equity market fell during the period.

Strategy Positioning

As of October 31, 2008, the Fund had invested 37% in the convertible arbitrage strategy and 63% in the covered call writing strategy. We increased our allocation to the covered call strategy during the period, as we anticipated a return to lower volatility levels and are able to collect higher premiums from calls written. As we are now experiencing an extreme undervaluation level in convertibles, we are more favorable on the convertible arbitrage portion of the strategy than before and are working diligently to invest in attractive opportunities that will benefit long-term investors.

48	ANNUAL REPORT Calamos Market Neutral Income Fund

Calamos Market Neutral Income Fund

 GROWTH OF $10,000: SINCE INCEPTION (9/4/90) THROUGH 10/31/2008

The goal of market neutral funds
is to provide steady and positive
returns over time and to reduce
the overall volatility experience
in equity markets and
equity investments.

Calamos Market Neutral Income Fund

Barclays Capital (formerly Lehman Brothers) U.S. Government/Credit Index[1]

Citigroup 30-Day Treasury Bill Index[2]

 AVERAGE ANNUAL TOTAL RETURN†

					10 YEARS OR
	1 YEAR		5 YEARS		∧SINCE INCEPTION
		load-adjusted		load-adjusted			load-adjusted

Class A Shares – Inception 9/4/90	-14.22%	-18.27%	0.80%	-0.17%	5.40%		4.89%

Class B Shares – Inception 9/11/00	-14.84	-18.97	0.05	-0.26	2.76	∧	2.76	∧

Class C Shares – Inception 2/16/00	-14.84	-15.66	0.04	0.04	3.15		3.15

Class I Shares – Inception 5/10/00	-14.03	NA	1.08	NA	3.91		NA

Class R Shares – Inception 3/1/07	-14.48	NA	NA	NA	-5.98	∧	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Market Neutral Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes for the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

Calamos Market Neutral Income Fund ANNUAL REPORT	49

Calamos Market Neutral Income Fund

NOTES:
The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Barclays Capital (formerly Lehman Brothers) U.S. Government/Credit Index is comprised of long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

[2] The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

[3] The S&P 500 Index is generally considered representative of the U.S. stock market. Source: Lipper, Inc.

[4] The CBOE S&P 500 BuyWrite Index (BXY) measures the performance of a hypothetical 2% out-of-the-money buy-write strategy on the S&P 500 Index. Source: Chicago Board Options Exchange

[5] The HFRX Convertible Arbitrage Index is based on returns of hedge funds that employ convertible arbitrage. Source: Hedge Fund Research, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

50	ANNUAL REPORT Calamos Market Neutral Income Fund

Calamos High Yield Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CHYDX	CAHBX	CCHYX

FUND CUSIP NUMBERS

A Shares	128119815
B Shares	128119724
C Shares	128119799

Fund Objective
Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund’s primary objective

Investment Strategy

•	Strategically combines higher-yielding fixed-income and convertible securities to construct a diversified portfolio with greater equity sensitivity than a traditional fixed income allocation, enhancing the prospects for total return while maintaining a sizable income component

•	Avoids truly distressed issues by focusing on companies that offer sustainable income and/or the potential for capital appreciation through credit upgrades, merger and acquisition activity and special situations

•	Strives to balance risk and reward throughout market cycles

Investor Profile
This Fund may be suitable for investors who seek:

•	The highest-yield potential available from fixed-income securities

•	Capital gain from the appreciation in value of high-yield securities

Performance Overview

Calamos High Yield Fund declined 28.60% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the Credit Suisse High Yield Index1 fell 24.59%.

While the past 12 months as covered in this report have been a trying time for investors, the Fund aims to create and maintain wealth over time. For long-term performance results, please see the “Growth of $10,000” chart below and the Total Return table on page 54. For more up-to-date information, please see our website at www.calamos.com.

Growth of $10,000: since inception (8/2/99) through 10/31/08

The year ending October 31, 2008, proved to be one of the most challenging market environments in history. Throughout the 12-month period, investors had been weighing the possibility of a recession brought on by many factors including the declining housing market, escalating commodity prices and deteriorating credit conditions. However, the primary factor that negatively affected both market and Fund performance was a crippling blow to confidence dealt by the collapse of financial institutions Bear Stearns, Lehman Brothers and other market makers—which drove prices lower and forced leveraged investors to sell into a declining market. As many commentators have stated, there was no place to hide during this crisis of confidence. (For further analysis, please read the Economic and Market Review on page 3.)

Specific to the Fund, issue selection in the materials sector hurt performance. Our holdings in the metals and mining industry performed poorly relative to the index.

Calamos High Yield Fund ANNUAL REPORT	51

Calamos High Yield Fund

Additionally, our selection in the health care sector also detracted value as our names within the life sciences tools and services industry did not perform well relative to the index.
 ASSET ALLOCATION

Corporate Bonds	57.9%
Convertible Bonds	21.2
Convertible Preferred Stocks	6.6
Synthetic Convertible Securities	4.6
Structured Equity-Linked Securities	4.3
Cash and Receivables/Payables	5.4

 SECTOR ALLOCATION

Consumer Discretionary	21.8%
Industrials	13.5
Information Technology	13.1
Financials	12.2
Energy	10.9
Consumer Staples	7.2
Health Care	7.0
Materials	4.8
Telecommunication Services	3.6
Utilities	0.5
Sector allocations are based on net assets and may vary over time.

The Fund’s relative security selection and underweight position within the consumer discretionary sector boosted returns. This was one of the worst-performing sectors in the index for the period, yet the Fund’s holdings held up better than those in the index. Most of the relative gain was due to selection within the household durables and the textiles, apparel and luxury goods industries. The Fund also benefited from good relative selection in the financials sector. Holdings in the consumer finance industry performed well relative to the index. We remain very selective within this area due to the continued credit crisis and we favor the asset-management and financial services industries. We favored higher-quality, high-yield investments over the more-speculative, lower-grade tiers in the universe. This higher quality bias was beneficial to overall performance.

Investment Approach

We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.

Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.

Our investment philosophy remains focused on more-stable, higher-quality and less-cyclical investments. We continue to invest in higher-yielding securities that we believe are well positioned to benefit from long-term secular growth trends. As risk is more appropriately priced in the high-yield marketplace, we expect more opportunities among below investment-grade issues, perhaps even among the lower tiers.

52	ANNUAL REPORT Calamos High Yield Fund

Calamos High Yield Fund

Portfolio Positioning
CREDIT QUALITY
ALLOCATION OF BONDS

AAA	0.0%
AA	2.6
A	10.4
BBB	21.9
BB	44.0
B	20.8
CCC and below	0.3
Unrated Securities	0.0

 TOP 10 HOLDINGS

Invitrogen Corp.	2.6%
Intel Corp.	2.1
Wesco Distribution, Inc.	2.1
SVB Financial Group	2.0
Leucadia National Corp.	1.9
Expedia, Inc.	1.7
Syniverse Technologies, Inc.	1.7
Constellation Brands, Inc.	1.6
Bio-Rad Laboratories, Inc.	1.6
Trinity Industries, Inc.	1.5

Our primary area of focus continues to be within the traditional growth sectors and we maintain an underweight to the more regulated cyclical areas. While the portfolio is overweight to the financial sector versus the benchmark index, our emphasis is on diversified insurers and the capital markets—and not those lenders who continue to be pressured by questionable loans and write-offs. Our ability to access a broader opportunity set allows us to invest in high-yield debt, as well as low-grade convertible securities. We believe the current level of undervaluation within the convertible market is extreme and we are positioned to take advantage of this opportunity to invest in higher-growth firms at prices that should be very attractive to long-term investors.

Calamos High Yield Fund ANNUAL REPORT	53

Calamos High Yield Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR		5 YEARS		SINCE INCEPTION
		load-adjusted		load-adjusted		load-adjusted

Class A Shares – Inception 8/2/99	-28.60%	-32.01%	-0.29%	-1.26%	3.08%	2.53%

Class B Shares – Inception 12/21/00	-29.06	-32.32	-1.02	-1.30	3.16	3.16

Class C Shares – Inception 12/21/00	-29.03	-29.68	-1.03	-1.03	3.16	3.16

Class I Shares – Inception 3/1/02	-28.31	NA	-0.01	NA	2.81	NA

Class R Shares – Inception 3/1/07	-28.71	NA	NA	NA	-16.05	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the High Yield Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Credit Suisse High Yield Index is an unmanaged index of high-yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

54	ANNUAL REPORT Calamos High Yield Fund

Calamos Total Return Bond Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CTRAX	CTXBX	CTRCX

FUND CUSIP NUMBERS

A Shares	128119310
B Shares	128119294
C Shares	128119286

Fund Objective
Total return, consistent with preservation of capital and prudent investment management

Investment Strategy

•	Invests across the broad sectors of the U.S. investment-grade bond market, including Treasurys and agencies, mortgage-backed securities, corporate debt, and asset-backed securities

•	Opportunistic sector allocations provide greater flexibility in managing risk and reward

•	Complementary allocations may include high-yield securities, international bonds and currencies, among others

•	Credit and interest-rate exposure may be further tailored via derivative-based strategies

Investor Profile
This Fund may be suitable for investors who seek:

•	Broad exposure to the major sectors of the U.S. bond market

•	A conservative total return approach, with an emphasis on yield and capital preservation

•	Income generation

•	Portfolio diversification when combined with other asset classes

Performance Overview

Calamos Total Return Bond Fund declined 0.33% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2008. For the same period, the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index1 rose 0.30%.

Growth of $10,000: since inception (6/27/07) through 10/31/08

Calamos Total Return Bond Fund ANNUAL REPORT	55

Calamos Total Return Bond Fund

 ASSET ALLOCATION

Residential Mortgage Backed (U.S. Agency)	45.8%
Corporate Bonds	34.0
US Government Agency	13.1
Foreign Government	11.0
US Government Treasury	2.5
Cash and Receivables/Payables	-6.4

 MATURITY SCHEDULE

Less than 1 year	0.0%
Over 1 year to 3 years	22.7
Over 3 years to 5 years	19.3
Over 5 years to 7 years	0.8
Over 7 years to 10 years	38.1
Over 10 years to 20 years	16.1
Over 20 years	3.0

CREDIT QUALITY ALLOCATION
OF BONDS

AAA	70.2%
AA	4.2
A	10.4
BBB	15.2
BB	0.0
B	0.0
CCC and below	0.0
Unrated Securities	0.0

 BOND ALLOCATION

Weighted Average Credit Quality	AA
Effective Duration	4.7
Weighted Average Life	8.0

Relative to the benchmark, the Fund benefited from an underweight position (no exposure) to commercial mortgage-backed securities, which hold pools of loans for commercial properties such as hotels and apartments. The value of the securities declined on fears of increasing defaults and avoidance by investors of structured products. The Fund’s investments in Treasury Inflation Protected Securities (TIPS) enhanced performance as their values increased early in the period because of concern that interest rate reductions by the Federal Reserve would encourage inflation in an environment where energy prices were skyrocketing. Our positioning towards a steepening yield curve, or a widening yield difference between long-term and short-term Treasury bonds, was advantageous. The rate reductions by the Fed caused short-term rates to decline more quickly than long-term rates.

Against the benchmark, the Fund’s overweight position in sovereign bonds, or securities issued by governments outside the U.S., and underweight position in Treasurys hurt performance. Treasurys rallied more than other sovereign bonds as the Fed moved much more aggressively in cutting interest rates when compared to central banks in Europe. The Fund’s modest overweight allocation to investment-grade corporate bonds was detrimental as spreads widened with deteriorating economic conditions. We continue to add to our corporate-bond position because we believe the market’s assumptions underlying corporate bond valuations are too pessimistic.

Investment Approach

This Fund invests primarily in domestic securities, but draws extensively on Calamos Investments’ global perspective. Unlike many U.S. bond funds which consider the U.S. bond market within a primarily domestic framework, we analyze the U.S. bond market within the context of the global marketplace and closely evaluate the inter-relationships among markets. We believe this global focus enhances our ability to capitalize upon the most compelling risk/reward relationships.

56	ANNUAL REPORT Calamos Total Return Bond Fund

Calamos Total Return Bond Fund

Portfolio Positioning
 TOP 10 HOLDINGS

FHLMC 6.000%, 12/01/38	9.7%
FHLMC 6.500%, 12/01/38	7.4
FNMA 6.000%, 06/01/37	5.2
FNMA 5.500%, 11/01/38	4.8
FNMA 5.500%, 12/01/38	4.8
FHLMC 3.875%, 06/29/11	4.2
FHLMC 3.250%, 05/12/10	4.1
FNMA 5.000%, 12/01/38	3.9
FNMA 5.500%, 06/01/37	3.6
United Kingdom Treasury 4.500%, 03/07/13	2.8

 TOP 10 COUNTRY ALLOCATIONS

United States	86.7%
Netherlands	6.8
United Kingdom	4.8
Germany	2.6
France	2.4
Japan	1.3
Australia	0.7
Cayman Islands	0.7
Canada	0.4

 REGIONAL ALLOCATION

North America	87.1%
Europe	16.6
Asia/Pacific	2.0
Caribbean	0.7
Latin America	0.0
Middle East/Africa	0.0

 CURRENCY ALLOCATION

United States Dollar	101.3%
Japanese Yen	0.1
British Pound Sterling	-0.3
European Euro	-1.1

We favor securities that are high enough in quality to perform well through the uncertain economic environment at hand and also offer attractive yield pick-ups when compared to the relatively low yields available on Treasurys. As mentioned above, the Fund is adding to its position in high-quality corporate bonds to take advantage of what we believe is an overly pessimistic view of the underlying U.S. economy. The softening fundamentals and rampant selling has driven corporate spreads (bond yields over Treasury yields of similar maturities) to all-time highs. Also, the Fund is maintaining exposure to European sovereign bonds given relatively attractive yields. All currency exposure is currently hedged.

We are increasing our holdings of mortgage-backed securities insured by Fannie Mae or Freddie Mac as these instruments offer an attractive yield compared with Treasurys. We believe the continued need for government support of residential mortgages will help valuations. Given these more attractive opportunities, we are decreasing holdings of corporate debt issued by Fannie Mae and Freddie Mac.

Calamos Total Return Bond Fund ANNUAL REPORT	57

Calamos Total Return Bond Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR		SINCE INCEPTION
		load-adjusted		load-adjusted

Class A Shares – Inception 6/27/07	-0.33%	-4.07%	-2.71%	-0.17%

Class B Shares – Inception 6/27/07	-1.07	-4.42	1.95	-0.05

Class C Shares – Inception 6/27/07	-1.07	-2.02	1.95	1.95

Class I Shares – Inception 6/27/07	0.02	NA	3.01	NA

Class R Shares – Inception 6/27/07	-0.58	NA	2.45	NA

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

58	ANNUAL REPORT Calamos Total Return Bond Fund

Expense Overview

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2008 to October 31, 2008, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. (In this example, you would multiply 8.6 times the figure.)

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2008 to October 31, 2008, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Overview ANNUAL REPORT	59

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2008 and held through October 31, 2008.
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS GROWTH FUND

Actual Expenses per $1,000*	$4.82	$7.80	$7.80	$3.83	$5.81
Ending Value	$584.90	$582.70	$582.60	$585.70	$584.10

Hypothetical Expenses per $1,000*	$6.14	$9.93	$9.93	$4.88	$7.41
Ending Value	$1,019.05	$1,015.28	$1,015.28	$1,020.31	$1,017.80

Annualized Expense Ratio	1.21%	1.96%	1.96%	0.96%	1.46%
CALAMOS GROWTH AND INCOME FUND

Actual Expenses per $1,000*	$4.58	$7.80	$7.80	$3.50	$5.65
Ending Value	$717.80	$715.30	$715.20	$718.90	$717.10

Hypothetical Expenses per $1,000*	$5.38	$9.17	$9.17	$4.12	$6.65
Ending Value	$1,019.81	$1,016.04	$1,016.04	$1,021.06	$1,018.55

Annualized Expense Ratio	1.06%	1.81%	1.81%	0.81%	1.31%
CALAMOS VALUE FUND

Actual Expenses per $1,000*	$6.42	$9.66	$9.66	$5.34	$7.50
Ending Value	$725.90	$723.10	$722.80	$726.30	$724.70

Hypothetical Expenses per $1,000*	$7.51	$11.29	$11.29	$6.24	$8.77
Ending Value	$1,017.70	$1,013.93	$1,013.93	$1,018.95	$1,016.44

Annualized Expense Ratio	1.48%	2.23%	2.23%	1.23%	1.73%
CALAMOS BLUE CHIP FUND

Actual Expenses per $1,000*	$6.23	$9.45	$9.45	$5.16	$7.30
Ending Value	$710.50	$708.00	$708.00	$711.90	$709.30

Hypothetical Expenses per $1,000*	$7.35	$11.14	$11.14	$6.09	$8.62
Ending Value	$1,017.85	$1,014.08	$1,014.08	$1,019.10	$1,016.59

Annualized Expense Ratio	1.45%	2.20%	2.20%	1.20%	1.70%
CALAMOS MULTI-FUND BLEND

Actual Expenses per $1,000*	$2.09	$5.21	$5.21	$1.04	$3.13
Ending Value	$660.20	$657.80	$657.80	$661.00	$659.60

Hypothetical Expenses per $1,000*	$2.54	$6.34	$6.34	$1.27	$3.81
Ending Value	$1,022.62	$1,018.85	$1,018.85	$1,023.88	$1,021.37

Annualized Expense Ratio	0.50%	1.25%	1.25%	0.25%	0.75%
CALAMOS 130/30 EQUITY FUND

Actual Expenses per $1,000*	$5.97	$8.22	$8.22	$5.22	$6.72
Ending Value	$647.00	$645.00	$645.00	$647.00	$646.00

Hypothetical Expenses per $1,000*	$7.29	$10.04	$10.04	$6.37	$8.21
Ending Value	$1,011.06	$1,008.31	$1,008.31	$1,011.97	$1,010.14

Annualized Expense Ratio**	1.98%	2.73%	2.73%	1.73%	2.23%
CALAMOS GLOBAL GROWTH AND INCOME FUND

Actual Expenses per $1,000*	$5.78	$8.96	$8.95	$4.72	$6.84
Ending Value	$691.40	$688.60	$688.10	$691.80	$690.60

Hypothetical Expenses per $1,000*	$6.90	$10.68	$10.68	$5.63	$8.16
Ending Value	$1,018.30	$1,014.53	$1,014.53	$1,019.56	$1,017.04

Annualized Expense Ratio	1.36%	2.11%	2.11%	1.11%	1.61%
CALAMOS INTERNATIONAL GROWTH FUND

Actual Expenses per $1,000*	$5.63	$8.54	$8.54	$4.66	$6.60
Ending Value	$546.00	$543.90	$543.60	$546.50	$545.50

Hypothetical Expenses per $1,000*	$7.35	$11.14	$11.14	$6.09	$8.62
Ending Value	$1,017.85	$1,014.08	$1,014.08	$1,019.10	$1,016.59

Annualized Expense Ratio	1.45%	2.20%	2.20%	1.20%	1.70%
 *  Expenses for all Classes A, B, C, I and R, excluding Calamos 130/30 Equity Fund and Calamos Evolving World Growth Fund, are equal to the Fund’s annualized expense ratio adjusted to reflect the fee waiver, multiplied by the average account value over the period, multiplied by 184/366. For Calamos 130/30 Equity Fund, the expenses are multiplied by 134/366. For Calamos Evolving World Growth Fund, the expenses are multiplied by 78/366. Calamos 130/30 Equity Fund and Calamos Evolving World Growth Fund commenced operation on 6/20/2008 and 8/15/2008, respectively.

**  Includes 0.27% related to dividend and interest expense on short positions and 0.06% related to dividend expense on short positions on Calamos 130/30 Equity Fund and Calamos Market Neutral Income Fund, respectively.

60	ANNUAL REPORT Expense Overview

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2008 and held through October 31, 2008. (continued)
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS GLOBAL EQUITY FUND

Actual Expenses per $1,000*	$7.53	$10.53	$10.53	$6.52	$8.53
Ending Value	$601.20	$598.30	$599.20	$601.70	$600.70

Hypothetical Expenses per $1,000*	$9.48	$13.25	$13.25	$8.21	$10.74
Ending Value	$1,015.74	$1,011.97	$1,011.97	$1,016.99	$1,014.48

Annualized Expense Ratio	1.87%	2.62%	2.62%	1.62%	2.12%
CALAMOS EVOLVING WORLD GROWTH FUND

Actual Expenses per $1,000*	$3.10	$4.48	$4.48	$2.64	$3.56
Ending Value	$733.00	$732.00	$732.00	$733.00	$733.00

Hypothetical Expenses per $1,000*	$3.59	$5.19	$5.19	$3.06	$4.13
Ending Value	$1,007.08	$1,005.48	$1,005.48	$1,007.61	$1,006.54

Annualized Expense Ratio	1.68%	2.43%	2.43%	1.43%	1.93%
CALAMOS CONVERTIBLE FUND

Actual Expenses per $1,000*	$4.97	$8.23	$8.23	$3.89	$6.06
Ending Value	$735.60	$732.40	$732.70	$736.80	$734.50

Hypothetical Expenses per $1,000*	$5.79	$9.58	$9.58	$4.52	$7.05
Ending Value	$1,019.41	$1,015.63	$1,015.63	$1,020.66	$1,018.15

Annualized Expense Ratio	1.14%	1.89%	1.89%	0.89%	1.39%
CALAMOS MARKET NEUTRAL INCOME FUND

Actual Expenses per $1,000*	$5.23	$8.74	$8.74	$4.05	$6.40
Ending Value	$873.00	$869.90	$869.80	$874.60	$872.20

Hypothetical Expenses per $1,000*	$5.63	$9.42	$9.42	$4.37	$6.90
Ending Value	$1,019.56	$1,015.79	$1,015.79	$1,020.81	$1,018.30

Annualized Expense Ratio**	1.11%	1.86%	1.86%	0.86%	1.36%
CALAMOS HIGH YIELD FUND

Actual Expenses per $1,000*	$5.22	$8.47	$8.47	$4.14	$6.31
Ending Value	$730.20	$727.90	$728.30	$732.10	$730.00

Hypothetical Expenses per $1,000*	$6.09	$9.88	$9.88	$4.82	$7.35
Ending Value	$1,019.10	$1,015.33	$1,015.33	$1,020.36	$1,017.85

Annualized Expense Ratio	1.20%	1.95%	1.95%	0.95%	1.45%
CALAMOS TOTAL RETURN BOND FUND

Actual Expenses per $1,000*	$4.14	$7.81	$7.81	$2.91	$5.36
Ending Value	$958.60	$955.00	$955.00	$959.80	$957.40

Hypothetical Expenses per $1,000*	$4.27	$8.06	$8.06	$3.00	$5.53
Ending Value	$1,020.91	$1,017.14	$1,017.14	$1,022.17	$1,019.66

Annualized Expense Ratio	0.84%	1.59%	1.59%	0.59%	1.09%

 *  Expenses for all Classes A, B, C, I and R, excluding Calamos 130/30 Equity Fund and Calamos Evolving World Growth Fund, are equal to the Fund’s annualized expense ratio adjusted to reflect the fee waiver, multiplied by the average account value over the period, multiplied by 184/366. For Calamos 130/30 Equity Fund, the expenses are multiplied by 134/366. For Calamos Evolving World Growth Fund, the expenses are multiplied by 78/366. Calamos 130/30 Equity Fund and Calamos Evolving World Growth Fund commenced operation on 6/20/2008 and 8/15/2008, respectively.

**  Includes 0.27% related to dividend and interest expense on short positions and 0.06% related to dividend expense on short positions on Calamos 130/30 Equity Fund and Calamos Market Neutral Income Fund, respectively.

Expense Overview ANNUAL REPORT	61

Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

COMMON STOCKS (95.0%)
	Consumer Discretionary (15.6%)
3,550,000	Amazon.com, Inc.#	$203,202,000
1,125,000	Buckle, Inc.∧	29,632,500
4,100,000	Coach, Inc.#	84,460,000
225,000	Deckers Outdoor Corp.#∧	19,093,500
1,250,000	Focus Media Holding, Ltd.#∧	23,162,500
3,650,000	GameStop Corp.#	99,973,500
2,764,900	Guess?, Inc.	60,191,873
850,000	International Speedway Corp.	26,681,500
1,250,000	Jarden Corp.#	22,250,000
3,750,000	LKQ Corp.#∧	42,900,000
800,000	New Oriental Education & Technology Group, Inc.#∧	51,160,000
5,458,120	Nike, Inc. - Class B	314,551,456
700,000	Panera Bread Company#∧	31,584,000
650,000	Priceline.com, Inc.#∧	34,209,500
850,000	Ross Stores, Inc.	27,786,500
1,600,000	Tiffany & Company	43,920,000
1,200,000	Urban Outfitters, Inc.#∧	26,088,000
700,000	WMS Industries, Inc.#∧	17,500,000
400,000	Wynn Resorts, Ltd.∧	24,160,000
1,509,400	Yum! Brands, Inc.	43,787,694

		1,226,294,523

	Consumer Staples (1.0%)
1,700,000	Coca-Cola Company	74,902,000

	Energy (11.0%)
800,000	Apache Corp.	65,864,000
750,000	Atwood Oceanics, Inc.#∧	20,610,000
2,000,000	Cameron International Corp.#	48,520,000
600,000	Core Laboratories NV∧	44,220,000
1,200,000	ENSCO International, Inc.	45,612,000
1,109,200	FMC Technologies, Inc.#	38,810,908
2,300,000	Halliburton Company	45,517,000
574,158	IHS, Inc. - Class A#∧	20,319,452
3,586,222	National Oilwell Varco, Inc.#	107,192,175
2,400,000	Noble Corp.	77,304,000
500,000	Noble Energy, Inc.	25,910,000
2,000,000	Smith International, Inc.	68,960,000
1,400,000	Southwestern Energy Company#	49,868,000
1,949,500	Transocean, Inc.#	160,502,335
900,000	Whiting Petroleum Corp.#	46,791,000

		866,000,870

	Financials (5.1%)
2,500,000	Aon Corp.	105,750,000
575,000	BlackRock, Inc.∧	75,520,500
2,500,000	Janus Capital Group, Inc.	29,350,000
1,750,000	Knight Capital Group, Inc.#	25,305,000
800,000	Lazard, Ltd.	24,136,000
3,000,000	T. Rowe Price Group, Inc.	118,620,000
1,600,000	Waddell & Reed Financial, Inc.	23,232,000

		401,913,500

	Health Care (11.7%)
800,000	Alexion Pharmaceuticals, Inc.#∧	32,600,000
2,500,000	Alkermes, Inc.#	24,700,000
550,000	Amedisys, Inc.#∧	31,025,500
1,300,000	BioMarin Pharmaceutical, Inc.#∧	23,816,000
350,000	C.R. Bard, Inc.	30,887,500
800,000	Celgene Corp.#∧	51,408,000
450,000	Charles River Laboratories International, Inc.#∧	16,123,500
1,850,000	DENTSPLY International, Inc.	56,203,000
1,400,000	Express Scripts, Inc.#	84,854,000
1,250,000	Gen-Probe, Inc.#	58,825,000
7,250,000	Gilead Sciences, Inc.#	332,412,500
800,000	Illumina, Inc.#∧	24,664,000
300,000	Intuitive Surgical, Inc.#	51,837,000
800,000	Mindray Medical International, Ltd.∧	17,248,000
500,000	Myriad Genetics, Inc.#∧	31,545,000
500,000	Techne Corp.	34,510,000
475,000	Waters Corp.#	20,805,000

		923,464,000

	Industrials (14.8%)
2,990,714	AGCO Corp.#	94,267,305
1,500,000	Ametek, Inc.	49,875,000
1,675,000	Bucyrus International, Inc.	40,417,750
550,000	C.H. Robinson Worldwide, Inc.	28,479,000
800,000	Copart, Inc.#	27,920,000
732,693	Cummins, Inc.	18,940,114
735,000	Donaldson Company, Inc.∧	25,835,250
675,000	Dun & Bradstreet Corp.	49,740,750
1,200,000	EnerSys#∧	15,864,000
1,300,000	Fastenal Company∧	52,338,000
400,000	First Solar, Inc.#	57,480,000
1,297,300	Fluor Corp.	51,801,189
803,000	FTI Consulting, Inc.#∧	46,774,750
2,000,000	GrafTech International, Ltd.#	16,220,000
2,975,000	Honeywell International, Inc.	90,588,750
475,000	ITT Corp.	21,137,500
2,100,000	JA Solar Holdings Co., Ltd.#∧	10,080,000
1,166,000	Jacobs Engineering Group, Inc.#	42,477,380
500,000	Joy Global, Inc.	14,490,000
400,000	Lincoln Electric Holdings, Inc.	17,260,000
900,000	Parker-Hannifin Corp.	34,893,000

62	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

875,000	SunPower Corp. - Class A#	$34,177,500
685,680	SunPower Corp. - Class B#∧	20,302,985
600,000	Teledyne Technologies, Inc.#	27,342,000
2,150,000	United Technologies Corp.	118,164,000
300,000	Valmont Industries, Inc.∧	16,434,000
1,100,000	W.W. Grainger, Inc.	86,427,000
1,350,000	Westinghouse Air Brake Technologies Corp.	53,676,000

		1,163,403,223

	Information Technology (31.8%)
1,700,000	Accenture, Ltd.	56,185,000
3,600,000	Altera Corp.	62,460,000
1,336,000	Amphenol Corp. - Class A	38,276,400
1,750,000	Ansys, Inc.#	50,102,500
3,450,000	Apple, Inc.#	371,185,500
782,100	Aspen Technology, Inc.#	6,123,843
2,000,000	Atheros Communications, Inc.#	35,940,000
575,000	Baidu.com, Inc.#∧	118,450,000
2,450,000	Broadcom Corp. - Class A#	41,846,000
4,499,200	Brocade Communications Systems, Inc.#	16,961,984
6,050,000	Cisco Systems, Inc.#	107,508,500
1,039,589	CommScope, Inc.#	15,292,354
1,003,300	Dolby Laboratories, Inc.#	31,674,181
5,000,000	eBay, Inc.#	76,350,000
950,000	F5 Networks, Inc.#∧	23,579,000
1,000,000	FactSet Research Systems Inc.∧	38,790,000
2,760,000	FLIR Systems, Inc.#∧	88,596,000
900,000	Google, Inc.#∧	323,424,000
800,000	Hewitt Associates, Inc. - Class A#	22,312,000
2,000,000	Jabil Circuit, Inc.	16,820,000
800,000	LDK Solar Co., Ltd.#∧	14,528,000
1,250,000	Linear Technology Corp.	28,350,000
5,500,000	LSI Logic Corp.#	21,175,000
800,000	ManTech International Corp.#	43,152,000
136,892	MasterCard, Inc.∧	20,235,376
800,000	McAfee, Inc.#	26,040,000
1,600,000	MEMC Electronic Materials, Inc.#	29,408,000
500,000	Mettler-Toledo International, Inc.#	38,270,000
800,000	Microchip Technology, Inc.	19,704,000
1,476,206	Micros Systems, Inc.#	25,139,788
2,500,000	Network Appliance, Inc.#	33,825,000
4,700,000	Nuance Communications, Inc.#∧	43,005,000
1,500,000	Open Text Corp.#∧	38,925,000
2,500,000	Parametric Technologies Corp.#	32,475,000
1,200,000	Plexus Corp.#∧	22,392,000
3,000,000	QUALCOMM, Inc.	114,780,000
4,200,000	Research In Motion, Ltd.#	211,806,000
800,000	Rofin-Sinar Technologies, Inc.#∧	17,832,000
1,100,000	Silicon Laboratories, Inc.#	28,556,000
950,000	Sina Corp.#∧	30,780,000
1,800,000	Synopsys, Inc.#	32,904,000
1,480,000	Trimble Navigation, Ltd.#	30,443,600
2,850,000	Varian Semiconductor Equipment Associates, Inc.#	55,917,000

		2,501,520,026

	Materials (2.9%)
500,000	Agrium, Inc.∧	18,990,000
340,000	Air Products and Chemicals, Inc.	19,764,200
720,000	CF Industries Holdings, Inc.	46,216,800
636,785	Cliffs Natural Resources, Inc.	17,186,827
450,000	FMC Corp.	19,593,000
600,000	Mosaic Company	23,646,000
700,000	Praxair, Inc.	45,605,000
1,825,000	Terra Industries, Inc.	40,131,750

		231,133,577

	Telecommunication Services (1.1%)
2,825,000	América Móvil, SAB de CV	87,405,500

	TOTAL COMMON STOCKS (Cost $9,066,744,653)	7,476,037,219

INVESTMENT IN AFFILIATED FUND (3.3%)
259,655,004	Calamos Government Money Market Fund - Class I SharesΩ (Cost $259,655,004)	259,655,004

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (6.8%)
466,409,000	Bank of New York Institutional Cash Reserve Fund Series A	466,409,000
8,615,578	Bank of New York Institutional Cash Reserve Fund Series Bπ	—
1,000,000	Goldman Sachs Financial Square Prime Obligations Fund	1,000,000
65,000,000	JP Morgan US Government Money Market Fund	65,000,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $541,024,578)	532,409,000

TOTAL INVESTMENTS (105.1%) (Cost $9,867,424,235)		8,268,101,223

PAYABLE UPON RETURN OF SECURITIES LOANED (-6.8%)		(541,024,578)

OTHER ASSETS, LESS LIABILITIES (1.7%)		136,130,242

NET ASSETS (100.0%)		$7,863,206,887

Schedule of Investments ANNUAL REPORT	63

See accompanying Notes to Schedule of Investments

Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
∧	Security, or portion of security, is on loan.
Ω	Investment in affiliated fund. During the period from November 1, 2007 through October 31, 2008, the fund had net purchases of $158,222,918 and received $7,034,842 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $101,432,086 in the affiliated fund.
π	On September 15, 2008, Lehman Brothers Holdings, Inc., the sole holding of the Bank of New York Institutional Cash Reserve Fund Series B, filed for bankruptcy protection.

64	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (37.5%)
	Consumer Discretionary (1.0%)
16,000,000	Aristocrat Leisure, Ltd. (in default)** 5.000%, 05/31/06	$18,379,200
21,609,000	Best Buy Company, Inc. 2.250%, 01/15/22	17,044,099

		35,423,299

	Energy (6.6%)
28,500,000	Chesapeake Energy Corp. 2.250%, 12/15/38	14,285,625
30,000,000	Schlumberger, Ltd. - Class B 2.125%, 06/01/23	39,675,000
26,000,000	SeaDrill, Ltd.* 3.625%, 11/08/12	12,220,000
45,000,000	Superior Energy Services, Inc.*‡ 1.500%, 12/15/26	30,487,500
104,361,000	Transocean, Inc. 1.625%, 12/15/37	92,359,485
50,000,000	1.500%, 12/15/37	40,250,000

		229,277,610

	Financials (0.5%)
25,500,000	Affiliated Managers Group, Inc.* 3.950%, 08/15/38	16,575,000

	Health Care (13.0%)
48,500,000	Amgen, Inc. 0.375%, 02/01/13	43,043,750
27,090,000	Beckman Coulter, Inc.* 2.500%, 12/15/36	23,466,713
82,500,000	Genzyme Corp.∧ 1.250%, 12/01/23	86,625,000
57,000,000	Gilead Sciences, Inc. 0.500%, 05/01/11	69,326,250
132,000,000	Medtronic, Inc.∧ 1.625%, 04/15/13	114,510,000
	Teva Pharmaceutical Industries, Ltd.
42,000,000	0.250%, 02/01/24	52,027,500
42,000,000	0.250%, 02/01/26	39,532,500
20,500,000	0.500%, 02/01/24	23,600,625

		452,132,338

	Industrials (3.3%)
33,000,000	AGCO Corp. 1.250%, 12/15/36	28,091,250
72,000,000	L-3 Communications Holdings, Inc. 3.000%, 08/01/35	70,200,000
	Suntech Power Holdings Company, Ltd.
23,015,000	3.000%, 03/15/13∧	12,750,310
9,050,000	0.250%, 02/15/12	5,712,813

		116,754,373

	Information Technology (12.6%)
25,300,000	Alliance Data Systems Corp.* 1.750%, 08/01/13	18,911,750
22,000,000	CA, Inc. 1.625%, 12/15/09	22,302,500
	EMC Corp.
117,000,000	1.750%, 12/01/11∧*	112,027,500
24,280,000	1.750%, 12/01/13	22,064,450
60,309,000	Intel Corp.∧ 2.950%, 12/15/35	43,347,094
111,330,000	Network Appliance, Inc.* 1.750%, 06/01/13	73,895,286
47,654,000	Nuance Communications, Inc. 2.750%, 08/15/27	33,357,800
47,500,000	ON Semiconductor Corp. 2.625%, 12/15/26	29,212,500
	Symantec Corp.∧
52,000,000	1.000%, 06/15/13	41,795,000
51,500,000	0.750%, 06/15/11	44,032,500

		440,946,380

	Telecommunication Services (0.5%)
21,000,000	NII Holdings, Inc. 2.750%, 08/15/25	17,062,500

	TOTAL CONVERTIBLE BONDS (Cost $1,610,469,016)	1,308,171,500

SYNTHETIC CONVERTIBLE SECURITIES (5.8%)
Corporate Bonds (4.9%)
	Consumer Discretionary (1.2%)
23,670,000	McDonald’s Corp. 5.350%, 03/01/18	21,153,003
23,660,000	Target Corp. 6.000%, 01/15/18	19,597,365

		40,750,368

	Consumer Staples (0.6%)
23,665,000	Sysco Corp. 5.250%, 02/12/18	20,125,236

	Health Care (1.0%)
23,660,000	Eli Lilly and Company 5.200%, 03/15/17	21,504,195
14,790,000	Wyeth 5.500%, 02/15/16	13,405,420

		34,909,615

	Industrials (1.4%)
8,870,000	Caterpillar, Inc. 5.450%, 04/15/18	7,311,798
23,660,000	General Electric Company 5.250%, 12/06/17	19,838,697

Schedule of Investments ANNUAL REPORT	65

See accompanying Notes to Schedule of Investments

Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

23,660,000	United Parcel Service, Inc. 5.500%, 01/15/18	$21,877,054

		49,027,549

	Information Technology (0.3%)
13,665,000	Hewlett-Packard Company∧ 5.500%, 03/01/18	11,767,191

	Telecommunication Services (0.4%)
16,910,000	Verizon Communications, Inc. 5.500%, 04/01/17	14,295,782

	TOTAL CORPORATE BONDS	170,875,741

NUMBER OF
CONTRACTS		VALUE

Options (0.9%)
	Consumer Discretionary (0.1%)
	Amazon.com, Inc.#
1,070	Call, 01/16/10, Strike $70.00	1,321,450
715	Call, 01/16/10, Strike $80.00	673,887
3,930	Carnival Corp.# Call, 01/16/10, Strike $35.00	1,129,875

		3,125,212

	Consumer Staples (0.0%)
	Walgreen Company#
2,625	Call, 01/16/10, Strike $35.00	498,750
2,050	Call, 01/16/10, Strike $32.50	543,250

		1,042,000

	Energy (0.7%)
7,500	Schlumberger, Ltd.# Put, 11/22/08, Strike $85.00	25,162,500

	Information Technology (0.1%)
855	Apple, Inc.# Call, 01/16/10, Strike $170.00	846,450
	EMC Corp.#
5,300	Call, 01/16/10, Strike $15.00	1,041,450
4,000	Call, 01/16/10, Strike $17.50	518,000
155	Google, Inc.# Call, 01/16/10, Strike $540.00	364,250
2,500	Linear Technology Corp.# Call, 01/16/10, Strike $35.00	181,250
3,600	SAP, AG# Call, 01/16/10, Strike $60.00	558,000

		3,509,400

	TOTAL OPTIONS	32,839,112

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $226,826,290)	203,714,853

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (6.4%)
	Consumer Staples (0.9%)
1,095,190	Archer Daniels Midland Company 6.250%	$31,431,953

	Financials (4.6%)
495,000	American International Group, Inc. 8.500%	2,202,750
110,500	Bank of America Corp. 7.250%	77,350,000
2,362,165	Citigroup, Inc. 6.500%	79,280,163

		158,832,913

	Health Care (0.3%)
78,300	Schering-Plough Corp. 6.000%	10,553,274

	Materials (0.6%)
455,000	Freeport-McMoRan Copper & Gold, Inc. 6.750%	22,194,900

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $349,743,075)	223,013,040

COMMON STOCKS (47.1%)
	Consumer Discretionary (9.8%)
654,986	Amazon.com, Inc.#∧	37,491,399
930,000	Apollo Group, Inc. - Class A#∧	64,644,300
1,800,000	Coach, Inc.#	37,080,000
914,000	ITT Educational Services, Inc.#∧	80,112,100
2,140,000	Nike, Inc. - Class B∧	123,328,200

		342,655,999

	Consumer Staples (5.2%)
1,755,000	Coca-Cola Company	77,325,300
615,000	Molson Coors Brewing Company	22,976,400
798,225	PepsiCo, Inc.	45,506,807
790,000	Sysco Corp.	20,698,000
455,000	The Estée Lauder Companies, Inc.	16,398,200

		182,904,707

	Energy (2.6%)
534,980	ENSCO International, Inc.	20,334,590
908,835	Halliburton Company	17,985,845
995,000	Noble Corp.	32,048,950
1,014,137	Pride International, Inc.#	19,055,634

		89,425,019

66	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

	Financials (3.7%)
965,000	Aon Corp.	$40,819,500
122,000	BlackRock, Inc.∧	16,023,480
1,020,000	Janus Capital Group, Inc.	11,974,800
1,559,100	T. Rowe Price Group, Inc.∧	61,646,814

		130,464,594

	Health Care (4.5%)
250,000	Alcon, Inc.	22,030,000
770,000	Express Scripts, Inc.#	46,669,700
975,000	Johnson & Johnson	59,806,500
528,030	Novo Nordisk, A/S∧	28,254,885

		156,761,085

	Industrials (4.4%)
1,990,000	Honeywell International, Inc.	60,595,500
1,591,087	Illinois Tool Works, Inc.	53,126,395
733,000	United Technologies Corp.	40,285,680

		154,007,575

	Information Technology (16.3%)
1,800,000	Accenture, Ltd.	59,490,000
1,280,000	Adobe Systems, Inc.#	34,099,200
3,223,425	Cisco Systems, Inc.#	57,280,262
3,120,000	eBay, Inc.#	47,642,400
1,390,930	Infosys Technologies, Ltd.∧	40,782,068
1,938,000	Intuit, Inc.#	48,566,280
3,070,325	Microsoft Corp.	68,560,357
1,479,825	Nintendo Company, Ltd.	57,552,910
2,070,000	Nokia Corp.∧	31,422,600
4,318,600	Oracle Corp.#	78,987,194
1,120,000	QUALCOMM, Inc.	42,851,200

		567,234,471

	Telecommunication Services (0.6%)
650,000	América Móvil, SAB de CV	20,111,000

	TOTAL COMMON STOCKS (Cost $2,026,015,723)	1,643,564,450

INVESTMENT IN AFFILIATED FUND (1.6%)
56,141,809	Calamos Government Money Market Fund - Class I SharesΩ (Cost $56,141,809)	56,141,809

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (6.1%)
11,407,000	Bank of New York Institutional Cash Reserve Fund Series A	11,407,000
533,042	Bank of New York Institutional Cash Reserve Fund Series Bπ	—
123,714,296	Goldman Sachs Financial Square Prime Obligations Fund	123,714,296
76,283,000	JP Morgan US Government Money Market Fund	76,283,000

PRINCIPAL
AMOUNT		VALUE

104,000	Barclays Capital, Inc., repurchase agreement, 0.250%, dated 10/31/08, due 11/03/08, repurchase price $104,002, collateralized by various U.S. Government Agency Securities 0.000% - 5.550%, 04/24/09 - 01/23/23 with a value of $105,103	104,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $212,041,338)	211,508,296

TOTAL INVESTMENTS (104.5%) (Cost $4,481,237,251)		3,646,113,948

PAYABLE UPON RETURN OF SECURITIES LOANED (-6.1%)		(212,041,338)

OTHER ASSETS, LESS LIABILITIES (1.6%)		54,201,031

NET ASSETS (100.0%)		$3,488,273,641

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2008, the value of 144A securities that could not be exchanged to the registered form is $35,486,750 or 1.0% of net assets.
**	In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund has received partial payment of $16,000,000 as of August 10, 2006. The instrument has been priced at a fair value following procedures approved by the board of trustees, and at October 31, 2008, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2008.
∧	Security, or portion of security, is on loan.
#	Non-income producing security.
Ω	Investment in an affiliated fund. During the period from November 1, 2007 through October 31, 2008, the fund had net redemptions of $69,777,513 and received $4,056,474 in dividends from the affiliated fund. As of October 31, 2007, the fund had holdings of $125,919,322 in the affiliated fund.
π	On September 15, 2008, Lehman Brothers Holdings, Inc., the sole holding of the Bank of New York Institutional Cash Reserve Fund Series B, filed for bankruptcy protection..

Note: The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments ANNUAL REPORT	67

See accompanying Notes to Financial Statements

Value Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES			VALUE

COMMON STOCKS (95.5%)
		Consumer Discretionary (21.0%)
18,000		Apollo Group, Inc. - Class A#	$1,251,180
55,000		Carnival Corp.∧	1,397,000
45,000		Harley-Davidson, Inc.∧	1,101,600
120,000		International Game Technology	1,680,000
42,000		ITT Educational Services, Inc.#∧	3,681,300
57,000		Nike, Inc. - Class B	3,284,910
112,000		Starbucks Corp.#	1,470,560
78,000		Walt Disney Company	2,020,200

			15,886,750

		Consumer Staples (12.4%)
87,000		Coca-Cola Company	3,833,220
90,000	CHF	Nestlé, SA	3,499,829
36,000		PepsiCo, Inc.	2,052,360

			9,385,409

		Energy (4.7%)
15,000		Devon Energy Corp.	1,212,900
21,000		Exxon Mobil Corp.	1,556,520
40,000		Halliburton Company	791,600

			3,561,020

		Financials (10.8%)
38,000		American International Group, Inc.#∧	72,580
57,000		Bank of America Corp.	1,377,690
94,000		Citigroup, Inc.	1,283,100
37,000		JPMorgan Chase & Company	1,526,250
46,000		The Allstate Corp.	1,213,940
80,000		Wells Fargo & Company	2,724,000

			8,197,560

		Health Care (8.7%)
18,000		Alcon, Inc.	1,586,160
53,000		Johnson & Johnson	3,251,020
25,000		Merck & Company, Inc.	773,750
30,000		Wyeth	965,400

			6,576,330

		Industrials (7.7%)
31,000		Boeing Company	1,620,370
25,000		FedEx Corp.	1,634,250
40,000		General Electric Company	780,400
77,000		Southwest Airlines Company	907,060
17,000		United Technologies Corp.	934,320

			5,876,400

		Information Technology (30.2%)
130,000		Cisco Systems, Inc.#	2,310,100
275,000		Dell, Inc.#	3,341,250
170,000		eBay, Inc.#	2,595,900
70,000		Infosys Technologies, Ltd.∧	2,052,400
185,000	SEK	LM Ericsson Telephone Company	1,259,370
95,000		Microsoft Corp.	2,121,350
185,000	EUR	Nokia OYJ	2,833,864
190,000		Oracle Corp.#	3,475,100
58,000	EUR	SAP, AG	2,030,648
215,000		Tellabs, Inc.#	911,600

			22,931,582

		TOTAL COMMON STOCKS (Cost $85,751,629)	72,415,051

INVESTMENT IN AFFILIATED FUND (4.5%)
3,425,427		Calamos Government Money Market Fund - Class I SharesΩ (Cost $3,425,427)	3,425,427

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (9.8%)
3,000,000		Bank of New York Institutional Cash Reserve Fund Series A	3,000,000
4,503		Bank of New York Institutional Cash Reserve Fund Series Bπ	—
4,000,000		Goldman Sachs Financial Square Prime Obligations Fund	4,000,000
PRINCIPAL
AMOUNT			VALUE

384,000		Barclays Capital, Inc., repurchase agreement, 0.250%, dated 10/31/08, due 11/03/08, repurchase price $384,008, collateralized by various U.S. Government Agency Securities 0.000% - 5.550%, 04/24/09 - 01/23/23 with a value of $388,072	384,000

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $7,388,503)	7,384,000

TOTAL INVESTMENTS (109.8%) (Cost $96,565,559)			83,224,478

PAYABLE UPON RETURN OF SECURITIES LOANED (-9.8%)			(7,388,503)

LIABILITIES, LESS OTHER ASSETS (0.0%)			(7,482)

NET ASSETS (100.0%)			$75,828,493

68	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Value Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
∧	Security, or portion of security, is on loan.
Ω	Investment in affiliated fund. During the period from November 1, 2007 through October 31, 2008, the fund had net purchases of $3,301,504 and received $75,293 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $123,923 in the affiliated fund.
π	On September 15, 2008, Lehman Brothers Holdings, Inc., the sole holding of the Bank of New York Institutional Cash Reserve Fund Series B, filed for bankruptcy protection.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
SEK	Swedish Krona

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

Schedule of Investments ANNUAL REPORT	69

See accompanying Notes to Financial Statements

Blue Chip Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

COMMON STOCKS (95.4%)
	Consumer Discretionary (4.8%)
18,500	Amazon.com, Inc.#∧	$1,058,940
24,000	Carnival Corp.∧	609,600
36,000	News Corp. - Class A	383,040
23,000	Nike, Inc. - Class B	1,325,490
10,000	Nordstrom, Inc.	180,900
5,500	Target Corp.	220,660
45,000	Walt Disney Company	1,165,500

		4,944,130

	Consumer Staples (10.3%)
9,000	Altria Group, Inc.	172,710
42,000	Archer Daniels Midland Company	870,660
36,000	Avon Products, Inc.	893,880
25,000	Coca-Cola Company	1,101,500
11,000	Colgate-Palmolive Company	690,360
40,000	CVS Caremark Corp.	1,226,000
11,000	Molson Coors Brewing Company	410,960
14,000	PepsiCo, Inc.∧	798,140
9,000	Philip Morris International, Inc.	391,230
21,076	Procter & Gamble Company	1,360,245
43,000	Sysco Corp.	1,126,600
14,000	Wal-Mart Stores, Inc.	781,340
31,000	Walgreen Company	789,260

		10,612,885

	Energy (11.7%)
14,000	Cameron International Corp.#	339,640
17,000	Chevron Corp.	1,268,200
29,000	ConocoPhillips	1,508,580
9,300	Devon Energy Corp.	751,998
8,000	ENSCO International, Inc.	304,080
54,000	Exxon Mobil Corp.	4,002,480
41,000	Halliburton Company∧	811,390
17,000	Noble Corp.∧	547,570
10,500	Occidental Petroleum Corp.∧	583,170
15,000	Schlumberger, Ltd.∧	774,750
9,000	Smith International, Inc.	310,320
10,970	Transocean, Inc.#	903,160

		12,105,338

	Financials (13.1%)
18,000	Aflac, Inc.	797,040
56,000	American International Group, Inc.#∧	106,960
20,000	Aon Corp.	846,000
11,000	Bank of America Corp.	265,870
26,981	Bank of New York Mellon Corp.	879,581
36,000	Citigroup, Inc.	491,400
8,200	Franklin Resources, Inc.	557,600
12,000	Hartford Financial Services Group, Inc.∧	123,840
70,000	JPMorgan Chase & Company	2,887,500
6,500	MetLife, Inc.	215,930
17,000	Prudential Financial, Inc.	510,000
57,000	SLM Corp.#∧	608,190
28,000	T. Rowe Price Group, Inc.∧	1,107,120
52,000	U.S. Bancorp	1,550,120
74,000	Wells Fargo & Company	2,519,700

		13,466,851

	Health Care (14.8%)
30,000	Abbott Laboratories	1,654,500
4,500	Alcon, Inc.	396,540
11,000	Amgen, Inc.#	658,790
6,000	Baxter International, Inc.	362,940
49,000	Bristol-Myers Squibb Company	1,006,950
23,000	Eli Lilly and Company	777,860
30,000	Gilead Sciences, Inc.#∧	1,375,500
60,000	Johnson & Johnson	3,680,400
38,000	Medtronic, Inc.	1,532,540
25,000	Pfizer, Inc.	442,750
36,000	St. Jude Medical, Inc.#	1,369,080
13,000	Stryker Corp.	694,980
19,000	Thermo Fisher Scientific, Inc.#	771,400
11,000	Zimmer Holdings, Inc.#	510,730

		15,234,960

	Industrials (12.5%)
25,000	3M Company	1,607,500
32,000	Boeing Company	1,672,640
17,000	Danaher Corp.∧	1,007,080
10,000	General Dynamics Corp.	603,200
75,000	General Electric Company	1,463,250
40,000	Honeywell International, Inc.	1,218,000
27,000	Illinois Tool Works, Inc.	901,530
5,000	Lockheed Martin Corp.	425,250
13,000	Raytheon Company	664,430
5,000	Tyco International, Ltd.	126,400
21,000	United Parcel Service, Inc.	1,108,380
37,000	United Technologies Corp.	2,033,520

		12,831,180

	Information Technology (21.5%)
24,000	Adobe Systems, Inc.#	639,360
19,500	Apple, Inc.#	2,098,005
59,000	Cisco Systems, Inc.#	1,048,430
18,000	Corning, Inc.	194,940
127,000	Dell, Inc.#	1,543,050
94,000	eBay, Inc.#	1,435,380
43,000	EMC Corp.#	506,540

70	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Blue Chip Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

4,000	Google, Inc.#∧	$1,437,440
33,000	Hewlett-Packard Company	1,263,240
126,000	Intel Corp.	2,016,000
17,000	International Business Machines Corp.	1,580,490
2,500	MasterCard, Inc.∧	369,550
113,000	Microsoft Corp.	2,523,290
20,000	Nokia Corp.∧	303,600
122,000	Oracle Corp.#	2,231,380
45,000	QUALCOMM, Inc.∧	1,721,700
12,000	Research In Motion, Ltd.#∧	605,160
53,000	Symantec Corp.#∧	666,740

		22,184,295

	Materials (2.1%)
45,000	E.I. du Pont de Nemours and Company	1,440,000
7,000	Freeport-McMoRan Copper & Gold, Inc.∧	203,700
11,000	PPG Industries, Inc.	545,380

		2,189,080

	Telecommunication Services (3.3%)
96,500	AT&T Inc.	2,583,305
26,000	Verizon Communications, Inc.	771,420

		3,354,725

	Utilities (1.3%)
15,500	Ameren Corp.∧	502,975
11,000	Entergy Corp.∧	858,550

		1,361,525

	TOTAL COMMON STOCKS (Cost $117,510,282)	98,284,969

INVESTMENT IN AFFILIATED FUND (5.5%)
5,689,345	Calamos Government Money Market Fund - Class I SharesΩ (Cost $5,689,345)	5,689,345

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (12.2%)
4,534,000	Bank of New York Institutional Cash Reserve Fund Series A	4,534,000
107,498	Bank of New York Institutional Cash Reserve Fund Series Bπ	—
8,000,000	Goldman Sachs Financial Square Prime Obligations Fund	8,000,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $12,641,498)	12,534,000

TOTAL INVESTMENTS (113.1%) (Cost $135,841,125)		116,508,314

PAYABLE UPON RETURN OF SECURITIES LOAN (-12.3%)		(12,641,498)

LIABILITIES, LESS OTHER ASSETS (-0.8%)		(872,073)

NET ASSETS (100.0%)		$102,994,743

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
∧	Security, or portion of security, is on loan.
Ω	Investment in an affiliated fund. During the period from November 1, 2007, through October 31, 2008, the fund had net purchases of $3,911,452, and received $50,084 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $1,777,893 in the affiliated fund.
π	On September 15, 2008, Lehman Brothers Holdings, Inc., the sole holding of the Bank of New York Institutional Cash Reserve Fund Series B, filed for bankruptcy protection.

Schedule of Investments ANNUAL REPORT	71

See accompanying Notes to Financial Statements

Multi-Fund Blend

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

INVESTMENTS IN AFFILIATED FUNDS (100.0%)
755,351	Calamos Global Growth & Income Fund - Class I Shares (cost $8,301,154)	$5,612,255
134,354	Calamos Growth Fund - Class I Shares (cost $7,986,620)	4,686,281
592,211	Calamos Value Fund - Class I Shares (cost $8,065,683)	5,359,509

	TOTAL INVESTMENTS IN AFFILIATED FUNDS (Cost $24,353,457)	15,658,045

TOTAL INVESTMENTS (100.0%) (Cost $24,353,457)		15,658,045

LIABILITIES, LESS OTHER ASSETS (0.0%)		(3,633)

NET ASSETS (100.0%)		$15,654,412

NOTES TO SCHEDULE OF INVESTMENTS
Investments in Affiliated Funds. The fund held the following investments in affiliated funds as of October 31, 2008. Purchases, sales, dividend income and capital gains are shown during the period from November 1, 2007, through October 31, 2008.

	Value		Proceeds from	Dividend	Distributed
	October 31, 2007	Purchases	Sales	Income	Capital Gains

Calamos Global Growth and Income Fund	$11,979,023	$3,986,918	$5,088,276	$—	$683,461
Calamos Growth Fund	12,726,624	3,986,918	5,088,276	—	1,293,237
Calamos Value Fund	10,917,019	3,986,919	5,088,276	108,116	669,976

Total	$35,622,666	$11,960,755	$15,264,828	$108,116	$2,646,674

72	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

130/30 Equity Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

COMMON STOCKS (76.2%)
	Consumer Discretionary (8.0%)
3,960	Aaron Rents, Inc.<>	$98,168
3,140	Aeropostale, Inc.#<>	76,019
3,000	Buckle, Inc.<>	79,020
840	Deckers Outdoor Corp.#<>	71,282
2,650	Fuel Systems Solutions, Inc.#<>	75,393
10,440	New York & Company, Inc.#<>	29,441
4,200	Rent-A-Center, Inc.#<>	61,320
8,260	Snap-On, Inc.<>	305,207
5,370	Stoneridge, Inc.#<>	30,555
2,730	Tupperware Brands Corp.<>	69,069
13,640	Urban Outfitters, Inc.#<>	296,534
2,350	Warnaco Group, Inc.#<>	70,054
18,350	Wet Seal, Inc.#<>	53,949

		1,316,011

	Consumer Staples (0.9%)
10,010	AgFeed Industries, Inc.#<>	43,844
1,870	Central European Distribution Corp.#<>	53,837
7,620	Darling International, Inc.#<>	57,455

		155,136

	Energy (8.3%)
980	Clayton Williams Energy, Inc.#<>	47,461
1,610	Comstock Resources, Inc.#<>	79,566
5,490	El Paso Corp.<>	53,253
1,650	Encore Acquisition Company#<>	51,398
1,400	ENSCO International, Inc.<>	53,214
3,000	EXCO Resources, Inc.#<>	27,570
1,720	Forest Oil Corp.#<>	50,241
600	GMX Resources, Inc.#<>	22,650
2,230	Gulf Island Fabrication, Inc.<>	43,953
1,960	GulfMark Offshore, Inc.#<>	72,520
1,260	Lufkin Industries, Inc.<>	65,923
3,940	McMoRan Exploration Company#<>	55,909
13,800	Newpark Resources#<>	79,350
1,880	Oil States International, Inc.#<>	43,484
2,460	Pioneer Natural Resources Company<>	68,462
10,840	Quest Resource Corp.#<>	4,607
4,180	Rosetta Resources, Inc.#<>	44,099
4,110	Southwestern Energy Company#<>	146,398
2,780	Stone Energy Corp.#<>	84,345
2,040	Superior Energy Services, Inc.#<>	43,493
1,500	T-3 Energy Services, Inc.#<>	36,165
4,910	Venoco, Inc.#<>	20,769
3,330	W&T Offshore, Inc.<>	63,836
8,540	Warren Resources, Inc.#<>	45,177
1,150	Whiting Petroleum Corp.#<>	59,789

		1,363,632

	Financials (4.3%)
2,350	Cash America International, Inc.<>	83,120
9,380	Crawford & Company - Class B#<>	136,010
8,260	Credicorp, Ltd.<>	324,370
12,790	LaBranche & Company, Inc.#<>	79,682
10,000	PMA Capital Corp.#<>	46,200
2,510	World Acceptance Corp.#<>	46,384

		715,766

	Health Care (12.6%)
1,650	Abbott Laboratories<>	90,998
560	Alcon, Inc.<>	49,347
2,140	Alexion Pharmaceuticals, Inc.#<>	87,205
7,320	Amedisys, Inc.#<>	412,921
1,390	Baxter International, Inc.<>	84,081
1,770	Covidien, Ltd.<>	78,393
16,040	Cyberonics, Inc.#<>	204,350
21,640	eResearchTechnology, Inc.#<>	139,794
1,330	Express Scripts, Inc.#<>	80,611
3,540	Gentiva Health Services, Inc.#<>	96,111
5,340	Hanger Orthopedic Group, Inc.#<>	88,964
3,800	Kensey Nash Corp.#<>	96,482
1,880	OSI Pharmaceuticals, Inc.#<>	71,346
4,390	Parexel International Corp.#<>	45,656
4,580	PharMerica Corp.#<>	94,027
1,770	Quest Diagnostics, Inc.<>	82,836
10,410	Zoll Medical Corp.#<>	250,674

		2,053,796

	Industrials (16.9%)
2,330	Ametek, Inc.<>	77,473
3,520	Axsys Technologies, Inc.#<>	232,426
2,530	AZZ, Inc.#<>	73,825
2,730	Brink’s Company<>	132,378
2,340	Bucyrus International, Inc.<>	56,464
930	Burlington Northern Santa Fe Corp.<>	82,826
3,460	Canadian Solar, Inc.#<>	33,493
3,940	Chart Industries, Inc.#<>	53,663
2,580	EMCOR Group, Inc.#<>	45,847
1,370	Flowserve Corp.<>	77,980
1,160	Fluor Corp.<>	46,319
2,890	FTI Consulting, Inc.#<>	168,343
3,130	Gardner Denver, Inc.#<>	80,191
1,050	General Dynamics Corp.<>	63,336
4,250	Gorman-Rupp Company<>	133,663
4,690	GrafTech International, Ltd.#<>	38,036
1,960	II-VI, Inc.#<>	55,056

Schedule of Investments ANNUAL REPORT	73

See accompanying Notes to Schedule of Investments

130/30 Equity Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

9,490	Insteel Industries, Inc.<>	$97,367
1,490	ITT Corp.<>	66,305
9,470	Navigant Consulting, Inc.#<>	153,130
1,360	Norfolk Southern Corp.<>	81,518
14,480	On Assignment, Inc.#<>	94,120
1,530	Parker-Hannifin Corp.<>	59,318
2,240	Powell Industries, Inc.#<>	41,462
2,020	Robbins & Myers, Inc.<>	41,208
1,420	Ryder System, Inc.<>	56,260
1,330	SPX Corp.<>	51,524
5,410	Stanley, Inc.#<>	185,347
8,840	SYKES Enterprises, Inc.#<>	141,086
7,740	TAL International Group, Inc.<>	128,174
5,020	Timken Company<>	79,718
2,270	Tyco International, Ltd.<>	57,385

		2,785,241

	Information Technology (19.2%)
2,510	Accenture, Ltd.<>	82,956
5,420	Activision Blizzard, Inc.#<>	67,533
4,330	Adtran, Inc.<>	65,816
5,690	Altera Corp.<>	98,722
3,800	Amphenol Corp. - Class A<>	108,870
3,920	Ansys, Inc.#<>	112,230
4,960	CA, Inc.<>	88,288
20,860	Celestica, Inc.#<>	104,091
6,920	Cognex Corp.<>	110,858
6,850	Cybersource Corp.#<>	83,228
35,300	Hackett Group, Inc.#<>	105,194
5,200	Intel Corp.<>	83,200
780	International Business Machines Corp.<>	72,517
5,540	Linear Technology Corp.<>	125,647
26,260	LSI Logic Corp.#<>	101,101
6,440	Marvell Technology Group Ltd.#<>	44,822
6,410	Multi-Fineline Electronix, Inc.#<>	74,869
3,790	Perfect World Company, Ltd.#<>	70,608
20,740	PMC-Sierra, Inc.#<>	97,063
12,070	QLogic Corp.#<>	145,081
18,390	Skyworks Solutions, Inc.#<>	131,121
2,540	Sohu.com, Inc.#<>	139,548
6,700	Solera Holdings, Inc.#<>	166,763
16,450	STEC, Inc.#<>	90,475
9,350	Symantec Corp.#<>	117,623
27,590	TriQuint Semiconductor, Inc.#<>	123,603
12,610	TTM Technologies, Inc.#<>	90,288
11,070	Ultratech, Inc.#<>	166,936
6,310	Veeco Instruments, Inc.#<>	48,839
11,020	Volterra Semiconductor Corp.#<>	104,029
4,280	Western Union Company<>	65,313
8,720	Wind River Systems, Inc.#<>	76,211

		3,163,443

	Materials (4.0%)
1,430	Agrium, Inc.<>	54,311
2,480	Airgas, Inc.<>	95,133
2,340	AK Steel Holding Corp.<>	32,573
960	CF Industries Holdings, Inc.<>	61,622
5,000	Innophos Holdings, Inc.<>	133,750
2,190	Olympic Steel, Inc.<>	50,063
4,200	Rockwood Holdings, Inc.#<>	51,870
1,450	Schnitzer Steel Industries, Inc. - Class A<>	39,049
4,020	Steel Dynamics, Inc.<>	47,918
3,850	Ternium S.A.<>	33,919
2,940	Terra Industries, Inc.<>	64,651

		664,859

	Telecommunication Services (1.2%)
8,220	Premiere Global Services, Inc.#<>	81,789
6,530	Syniverse Holdings, Inc.#<>	122,764

		204,553

	Utilities (0.8%)
4,880	Hawaiian Electric Industries, Inc.<>	129,906

	TOTAL COMMON STOCKS (Cost $20,766,777)	12,552,343

EXCHANGE TRADED FUNDS (13.4%)
	Financials (13.4%)
9,000	UltraShort MidCap400<>	819,540
11,000	UltraShort QQQ<>	711,480
8,000	UltraShort S&P500<>	670,400

	TOTAL EXCHANGE TRADED FUNDS (Cost $1,639,571)	2,201,420

INVESTMENT IN AFFILIATED FUND (16.6%)
2,734,006	Calamos Government Money Market Fund - Class I SharesΩ (Cost $2,734,006)	2,734,006

TOTAL INVESTMENTS (106.2%) (Cost $25,140,354)		17,487,769

LIABILITIES, LESS OTHER ASSETS (-6.2%)		(1,021,467)

NET ASSETS (100.0%)		$16,466,302

COMMON STOCKS SOLD SHORT (-6.2%)
	Consumer Discretionary (-0.3%)
(8,930)	American Axle & Manufacturing Holdings, Inc.	(32,059)
(990)	Las Vegas Sands Corp.	(14,048)

		(46,107)

	Consumer Staples (-0.2%)
(850)	Reynolds American, Inc.	(41,616)

74	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

130/30 Equity Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

	Energy (-0.3%)
(1,290)	Frontier Oil Corp.	$(17,041)
(2,360)	International Game Technology	(33,040)

		(50,081)

	Financials (-3.2%)
(1,390)	Axis Capital Holdings, Ltd.	(39,587)
(2,140)	Baldwin & Lyons, Inc. - Class B	(38,927)
(70)	CME Group, Inc.	(19,751)
(1,360)	Endurance Specialty Holdings, Ltd.	(41,126)
(300)	Everest Re Group, Ltd.	(22,410)
(2,080)	FBL Financial Group, Inc.	(36,317)
(1,290)	Forest City Enterprises, Inc. - Class A	(15,338)
(2,370)	Genworth Financial, Inc.	(11,471)
(2,230)	KeyCorp	(27,273)
(900)	Legg Mason, Inc.	(19,971)
(1,040)	Max Capital Group, Ltd.	(16,588)
(1,440)	OneBeacon Insurance Group, Ltd.	(19,872)
(940)	Principal Financial Group, Inc.	(17,851)
(630)	SunTrust Banks, Inc.	(25,288)
(3,080)	United America Indemnity, Ltd.	(36,898)
(1,450)	Unitrin, Inc.	(30,450)
(1,730)	W. R. Berkley Corp.	(45,447)
(2,450)	Wachovia Corp.	(15,705)
(2,220)	Webster Financial Corp.	(41,158)

		(521,428)

	Health Care (-0.2%)
(820)	XenoPort, Inc.	(34,120)

	Industrials (-0.9%)
(1,660)	Advisory Board Company	(40,919)
(4,250)	Healthcare Services Group	(70,380)
(4,080)	Masco Corp.	(41,412)

		(152,711)

	Information Technology (-0.8%)
(2,980)	Blue Coat Systems, Inc.	(40,230)
(6,210)	Brightpoint, Inc.	(35,770)
(3,680)	NVIDIA Corp.	(32,237)
(2,850)	Technitrol, Inc.	(16,444)

		(124,681)

	Materials (-0.3%)
(510)	Allegheny Technologies, Inc.	(13,535)
(1,810)	Eagle Materials, Inc.	(32,055)

		(45,590)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $1,417,598)	(1,016,334)

NOTES TO SCHEDULE OF INVESTMENTS

<>	Security, or portion of security, is held in a segregated account as collateral for securities sold short aggregating a total market value of $14,753,763.
#	Non-income producing security.
Ω	Investment in affiliated fund. During the period from June 20, 2008 through October 31, 2008, the fund had net purchases of $2,734,006 and received $37,006 in dividend payments from the affiliated fund.

Schedule of Investments ANNUAL REPORT	75

See accompanying Notes to Financial Statements

Global Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (42.4%)
		Consumer Discretionary (6.7%)
8,500,000	EUR	Adidas, AG* 2.500%, 10/08/18	$12,160,795
2,700,000		Aristocrat Leisure, Ltd. (in default)** 5.000%, 05/31/06	3,101,490
2,880,000		Best Buy Company, Inc. 2.250%, 01/15/22	2,271,600
970,000,000	JPY	NC International, Ltd. (Nikon Corp.)Delta* 0.000%, 03/15/11	9,173,804
2,250,000		News Corp. (British Sky Broadcasting Group, PLC)Delta 0.750%, 03/15/23	1,867,500
20,750,000	CHF	Swatch Group, AG* 2.625%, 10/15/10	16,953,520
490,000,000	JPY	Yamada Denki Company, Ltd.* 0.000%, 03/28/13	3,680,844

			49,209,553

		Consumer Staples (1.6%)
1,310,000,000	JPY	Asahi Breweries, Ltd.* 0.000%, 05/26/28	11,369,912

		Energy (7.1%)
9,700,000		Acergy, SA* 2.250%, 10/11/13	4,772,853
8,500,000		Petroleum Geo-Services ASA* 2.700%, 12/03/12	3,740,000
18,000,000		SeaDrill, Ltd.* 3.625%, 11/08/12	8,460,000
11,000,000		Subsea 7, Inc.* 2.800%, 06/06/11	6,435,000
		Superior Energy Services, Inc.‡
7,600,000		1.500%, 12/15/26*	5,149,000
2,500,000		1.500%, 12/15/26	1,693,750
25,000,000		Transocean, Inc. - Class A 1.625%, 12/15/37	22,125,000

			52,375,603

		Financials (3.3%)
5,260,000		Affiliated Managers Group, Inc.* 3.950%, 08/15/38	3,419,000
16,900,000		Banco Espirito Santo, SA 1.250%, 02/26/11	13,604,500
16,000,000	GBP	QBE Insurance Group, Ltd. 0.000%, 05/16/27	7,209,887

			24,233,387

		Health Care (8.0%)
9,000,000		Amgen, Inc.∧ 0.375%, 02/01/13	7,987,500
8,700,000		China Medical Technologies, Inc. 4.000%, 08/15/13	4,600,125
8,500,000		Genzyme Corp.∧ 1.250%, 12/01/23	8,925,000
8,000,000		Gilead Sciences, Inc.∧ 0.500%, 05/01/11	9,730,000
19,400,000		Medtronic, Inc.∧ 1.625%, 04/15/13	16,829,500
10,350,000		Teva Pharmaceutical Industries, Ltd.∧ 1.750%, 02/01/26	10,854,562

			58,926,687

		Industrials (2.3%)
7,500,000		AGCO Corp. 1.250%, 12/15/36	6,384,375
3,750,000	EUR	SGL Carbon, AG* 0.750%, 05/16/13	3,149,043
9,150,000		Suntech Power Holdings Company, Ltd. 3.000%, 03/15/13∧	5,069,100
3,860,000		0.250%, 02/15/12	2,436,625

			17,039,143

		Information Technology (11.4%)
5,700,000		Alliance Data Systems Corp.*∧ 1.750%, 08/01/13	4,260,750
24,600,000	EUR	Cap Gemini, SA* 1.000%, 01/01/12	11,318,764
10,500,000		Compal Electronics, Inc.* 0.000%, 08/19/10	8,555,369
22,700,000		EMC Corp.*∧ 1.750%, 12/01/11	21,735,250
10,000,000		Intel Corp.∧ 2.950%, 12/15/35	7,187,500
11,200,000		Network Appliance, Inc.* 1.750%, 06/01/13	7,434,000
9,000,000		Shanda Interactive Entertainment, Ltd.* 2.000%, 09/15/11	8,370,000
16,500,000		Symantec Corp. 0.750%, 06/15/11	14,107,500
800,000	CHF	Temenos Group, AG* 1.500%, 03/21/13	685,421

			83,654,554

		Telecommunication Services (2.0%)
18,400,000		NII Holdings, Inc. 2.750%, 08/15/25	14,950,000

		TOTAL CONVERTIBLE BONDS (Cost $416,084,670)	311,758,839

SYNTHETIC CONVERTIBLE SECURITIES (1.0%)
Corporate Bonds (0.8%)
		Industrials (0.8%)
6,470,000		Siemens, AG* 5.750%, 10/17/16	5,815,825

		TOTAL CORPORATE BONDS	5,815,825

76	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Global Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
CONTRACTS			VALUE

Options (0.2%)
		Consumer Staples (0.0%)
1,125		Sysco Corp.# Call, 01/16/10, Strike $30.00	$309,375

		Health Care (0.1%)
1,700		Johnson & Johnson# Call, 01/16/10, Strike $70.00	697,000

		Industrials (0.1%)
36,000	EUR	Siemens, AG# Call, 06/18/10, Strike $68.00	336,557

		TOTAL OPTIONS	1,342,932

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $9,088,931)	7,158,757

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (3.7%)
		Consumer Staples (0.7%)
189,600		Archer Daniels Midland Company 6.250%	5,441,520

		Financials (1.8%)
110,000		American International Group, Inc. 8.500%	489,500
17,700		Bank of America Corp. 7.250%	12,390,000

			12,879,500

		Health Care (0.3%)
17,400		Schering-Plough Corp. 6.000%	2,345,172

		Materials (0.9%)
225,000		Vale Capital, Ltd. 5.500%	6,356,250

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $42,187,209)	27,022,442

COMMON STOCKS (47.0%)
		Consumer Discretionary (4.9%)
205,000		Apollo Group, Inc. - Class A#	14,249,550
320,000		Nike, Inc. - Class B	18,441,600
128,000	CHF	Swatch Group, AG	3,665,303

			36,356,453

		Consumer Staples (3.2%)
310,000		Coca-Cola Company	13,658,600
250,000	CHF	Nestlé, SA	9,721,748

			23,380,348

		Energy (1.8%)
700,000	GBP	BP, PLC	5,706,042
230,000		Noble Corp.∧	7,408,300

			13,114,342

		Financials (6.5%)
460,000	EUR	Banco Santander, SA	4,974,971
280,000	CHF	Julius Baer Holding, AG - Class B	10,950,865
1,600	JPY	Mizuho Financial Group, Inc.	3,906,883
425,000	AUD	QBE Insurance Group, Ltd.	7,250,928
615,000	GBP	Schroders, PLC	7,884,096
605,000	GBP	Standard Chartered, PLC	9,998,859
670	JPY	Sumitomo Mitsui Financial Group, Inc.	2,685,940

			47,652,542

		Health Care (6.1%)
158,000		Alcon, Inc.∧	13,922,960
390,000	AUD	CSL, Ltd.	9,484,720
111,000		Johnson & Johnson	6,808,740
272,000	DKK	Novo Nordisk, A/S - Class B	14,580,063

			44,796,483

		Industrials (2.7%)
650,000	CHF	ABB, Ltd.#	8,528,720
130,000	EUR	Alstom	6,443,274
880,000	GBP	BAE Systems, PLC	4,946,452

			19,918,446

		Information Technology (20.8%)
210,000		Accenture, Ltd.	6,940,500
1,375,000	GBP	Autonomy Corp. PLC#	21,801,549
394,000		Cisco Systems, Inc.#	7,001,380
1,150,000		Dell, Inc.#	13,972,500
950,000		eBay, Inc.#	14,506,500
305,000		Infosys Technologies, Ltd.∧	8,942,600
87,000	JPY	Nintendo Company, Ltd.	27,953,822
1,360,000	EUR	Nokia OYJ	20,832,731
255,000		QUALCOMM, Inc.	9,756,300
10,500	KRW	Samsung Electronics Company, Ltd.	4,426,838
480,000	EUR	SAP, AG	16,805,360

			152,940,080

		Telecommunication Services (1.0%)
232,000		América Móvil, SAB de CV∧	7,178,080

		TOTAL COMMON STOCKS (Cost $460,764,166)	345,336,774

		Investment in Affiliated Fund (5.1%)
37,764,756		Calamos Government Money Market Fund - Class I SharesΩ
		(Cost $37,764,756)	37,764,756

Schedule of Investments ANNUAL REPORT	77

See accompanying Notes to Schedule of Investments

Global Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (7.5%)
1,000,000	Bank of New York Institutional Cash Reserve Fund Series A	$1,000,000
34,018	Bank of New York Institutional Cash Reserve Fund Series Bπ	—
34,822,746	Goldman Sachs Financial Square Prime Obligations Fund	34,822,746
19,000,000	JP Morgan US Government Money Market Fund	19,000,000

PRINCIPAL
AMOUNT		VALUE

434,000	Barclays Capital, Inc. repurchase agreement, 0.250%, dated 10/31/08, due 11/03/08, repurchase price $434,009, collateralized by various U.S. Government Agency Securities 0.000% - 5.550%, 04/24/09 - 01/23/23 with a value of $483,603	434,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $55,290,764)	55,256,746

TOTAL INVESTMENTS (106.7%) (Cost $1,021,180,496)		784,298,314

PAYABLE UPON RETURN OF SECURITIES LOANED (-7.5%)		(55,290,764)

OTHER ASSETS, LESS LIABILITIES (0.8%)		6,332,427

NET ASSETS (100.0%)		$735,339,977

FORWARD FOREIGN CURRENCY CONTRACTS

	Settlement	Local	Current	Unrealized
Short Contracts	Date	Currency	Value	Gain/Loss

Australian Dollar	1/22/09	24,621,000	$16,251,140	$736,251
Brazilian Real	1/22/09	9,198,000	4,152,137	129,986
British Pound Sterling	1/22/09	28,456,000	45,610,591	2,486,593
Danish Krone	1/22/09	77,219,000	13,172,270	424,539
Euro	1/22/09	59,328,000	75,471,600	2,473,526
Indian Rupee	1/22/09	154,834,000	3,101,068	(88,733)
Japanese Yen	1/22/09	5,261,361,000	53,609,742	(1,027,681)
Mexican Peso	1/22/09	42,878,000	3,264,698	(78,945)
New Taiwan Dollar	1/22/09	88,362,000	2,694,066	30,030
Norwegian Krone	1/22/09	27,216,000	4,018,880	(66,148)
South Korean Won	1/22/09	4,217,310,000	3,302,772	(71,117)
Swiss Franc	1/22/09	59,717,000	51,566,962	262,388

				$5,210,689

	Settlement	Local	Current	Unrealized
Long Contracts	Date	Currency	Value	Gain/Loss

Swiss Franc	1/22/09	7,238,000	$6,250,175	$(126,581)

				$(126,581)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2008, the value of 144A securities that could not be exchanged to the registered form is $13,495,575 or 1.8% of net assets.
**	In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund has received partial payment of $2,700,000 as of August 10, 2006. The instrument has been priced at a fair value following procedures approved by the Board of Trustees, and at October 31, 2008, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.
Delta	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2008.
∧	Security, or portion of security, is on loan.
#	Non-income producing security.
Ω	Investment in affiliated fund. During the period from November 1, 2007 through October 31, 2008, the fund had net purchases of $32,092,267 and received $841,220 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $5,672,489 in the affiliated fund.
π	On September 15, 2008, Lehman Brothers Holdings, Inc., the sole holding of the Bank of New York Institutional Cash Reserve Fund Series B, filed for bankruptcy protection.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

78	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Global Growth and Income Fund

COUNTRY ALLOCATION	OCTOBER 31, 2008

Country	% of Net Assets
United States	34.3%
Switzerland	8.7%
Japan	8.0%
Cayman Islands	7.7%
United Kingdom	7.1%
Germany	5.2%
Australia	3.7%
Finland	2.8%
Brazil	2.7%
France	2.4%
Bermuda	2.1%
Denmark	2.0%
Israel	1.5%
India	1.2%
Taiwan	1.2%
Mexico	1.0%
Spain	0.7%
Luxembourg	0.6%
South Korea	0.6%
Norway	0.5%

Country allocations may vary over time.

Schedule of Investments ANNUAL REPORT	79

See accompanying Notes to Financial Statements

International Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES			VALUE

COMMON STOCKS (93.6%)
		Consumer Discretionary (9.5%)
95,000	EUR	Adidas, AG	$3,299,949
1,700,000	MXN	Grupo Televisa, SA	5,909,540
67,000		New Oriental Education & Technology Group, Inc.#	4,284,650
200,000	JPY	Nikon Corp.	2,818,629
19,000	EUR	Puma, AG Rudolf Dassler Sport	3,165,341
208,000	CHF	Swatch Group, AG	5,956,117

			25,434,226

		Consumer Staples (4.5%)
40,000	SEK	Oriflame Cosmetics, SA	1,249,660
70,000	GBP	Reckitt Benckiser Group, PLC	2,960,989
3,000,000	MXN	Wal-Mart de Mexico, SAB de CV	8,052,846

			12,263,495

		Energy (4.0%)
30,000	CAD	Canadian Natural Resources, Ltd.	1,513,814
88,000	EUR	Saipem, SpA	1,654,048
169,000	NOK	SeaDrill, Ltd.	1,627,132
350,000	NOK	Subsea 7, Inc.#	2,782,090
130,000	CAD	Suncor Energy, Inc.	3,122,459

			10,699,543

		Financials (9.8%)
310,000		Banco Bradesco, SA	3,627,000
175,000	CHF	Julius Baer Holding, AG - Class B	6,844,291
430,000	GBP	Schroders, PLC	5,512,457
1,300,000	SGD	Singapore Exchange, Ltd.	4,653,284
350,000	GBP	Standard Chartered, PLC	5,784,464

			26,421,496

		Health Care (11.3%)
90,000		Alcon, Inc.	7,930,800
360,000	AUD	CSL, Ltd.	8,755,127
250,000	SEK	Elekta, AB - Class B	3,161,539
135,000		Mindray Medical International, Ltd.	2,910,600
140,000	DKK	Novo Nordisk, A/S - Class B	7,504,444

			30,262,510

		Industrials (9.5%)
500,000	CHF	ABB, Ltd.#	6,560,554
102,000	EUR	Alstom	5,055,492
1,050,000	GBP	BAE Systems, PLC	5,902,016
550,000	CAD	Bombardier, Inc. - Class B	2,121,878
150,000	JPY	Komatsu, Ltd.	1,649,050
450,000	GBP	Rolls-Royce Group, PLC#	2,380,912
110,000		Suntech Power Holdings Company, Ltd.#	1,925,000

			25,594,902

		Information Technology (40.1%)
860,000	GBP	Autonomy Corp. PLC#	13,635,878
15,000		Baidu.com, Inc.#	3,090,000
270,000		Check Point Software Technologies, Ltd.#	5,459,400
175,000	EUR	Gemalto, NV#	4,903,020
377,000	TWD	High Tech Computer Corp.	4,468,739
250,000		Infosys Technologies, Ltd.	7,330,000
260,000	CHF	Logitech International, SA#	3,876,214
40,500	JPY	Nintendo Company, Ltd.	13,012,986
430,000	EUR	Nokia OYJ	6,586,820
500,000	BRL	Redecard, SA	5,538,888
4,500	KRW	Samsung Electronics Company, Ltd.	1,897,216
165,000	EUR	SAP, AG	5,776,842
200,000		Shanda Interactive Entertainment, Ltd.#	5,530,000
660,000	NOK	Tandberg, ASA	8,165,808
443,626	CHF	Temenos Group, AG#	5,556,131
620,000	HKD	Tencent Holdings, Ltd.	4,513,574
110,000	EUR	Ubisoft Entertainment, SA#	5,814,508
660,000	HKD	VTech Holdings, Ltd.	2,458,307

			107,614,331

		Materials (2.8%)
135,000	AUD	BHP Billiton, Ltd.	2,593,517
110,000	CAD	Teck Cominco, Ltd. - Class B	1,095,163
200,000		Vale Capital, Ltd.	2,624,000
60,000	NOK	Yara International, ASA	1,253,532

			7,566,212

		Telecommunication Services (2.1%)
180,000		América Móvil, SAB de CV	5,569,200

		TOTAL COMMON STOCKS (Cost $370,217,733)	251,425,915

INVESTMENT IN AFFILIATED FUND (4.6%)
12,258,948		Calamos Government Money Market Fund - Class I SharesΩ (Cost $12,258,948)	12,258,948

TOTAL INVESTMENTS (98.2%) (Cost $382,476,681)			263,684,863

OTHER ASSETS, LESS LIABILITIES (1.8%)			4,886,448

NET ASSETS (100.0%)			$268,571,311

80	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

International Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
Ω	Investment in affiliated fund. During the period from November 1, 2007 through October 31, 2008, the fund had net purchases of $917,397 and received $388,767 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $11,341,551 in the affiliated fund.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

Schedule of Investments ANNUAL REPORT	81

See accompanying Notes to Financial Statements

International Growth Fund

COUNTRY ALLOCATION	OCTOBER 31, 2008

Country	% of Net Assets
Switzerland	13.6%
United Kingdom	13.6%
Cayman Islands	9.3%
Mexico	7.4%
Japan	6.5%
Germany	4.5%
Brazil	4.4%
Australia	4.2%
France	4.0%
Norway	3.5%
Canada	2.9%
Denmark	2.8%
India	2.7%
Finland	2.4%
Israel	2.0%
Netherlands	1.8%
Singapore	1.8%
Taiwan	1.7%
Bermuda	1.5%
Sweden	1.2%
South Korea	0.7%
Italy	0.6%
Luxembourg	0.5%

Country allocations may vary over time.

82	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Global Equity Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES			VALUE

COMMON STOCKS (90.6%)
		Consumer Discretionary (11.6%)
12,000		Amazon.com, Inc.#	$686,880
6,000		Apollo Group, Inc. - Class A#	417,060
8,400		Coach, Inc.#	173,040
125,000	MXN	Grupo Televisa, SA	434,525
2,500		ITT Educational Services, Inc.#	219,125
3,500		New Oriental Education & Technology Group, Inc.#	223,825
15,500		Nike, Inc. - Class B	893,265
9,000	JPY	Nikon Corp.	126,838
1,400	EUR	Puma, AG Rudolf Dassler Sport	233,236
18,000	CHF	Swatch Group, AG	515,433

			3,923,227

		Consumer Staples (4.1%)
15,000		Coca-Cola Company	660,900
275,000	MXN	Wal-Mart de Mexico, SAB de CV	738,178

			1,399,078

		Energy (8.1%)
2,500		Apache Corp.	205,825
3,000	CAD	Canadian Natural Resources, Ltd.	151,381
13,000		Halliburton Company	257,270
7,749		IHS, Inc. - Class A#	274,237
11,000		National Oilwell Varco, Inc.#	328,790
14,700		Noble Corp.	473,487
14,000	NOK	SeaDrill, Ltd.	134,792
32,000	NOK	Subsea 7, Inc.#	254,363
7,400	CAD	Suncor Energy, Inc.	177,740
6,000		Transocean, Inc.#	493,980

			2,751,865

		Financials (8.2%)
27,000		Banco Bradesco, SA	315,900
2,550		BlackRock, Inc.	334,917
14,000	EUR	EFG Eurobank Ergasias	152,175
12,500	CHF	Julius Baer Holding, AG - Class B	488,878
25,000	GBP	Schroders, PLC	320,492
29,000	GBP	Standard Chartered, PLC	479,284
15,000		T. Rowe Price Group, Inc.	593,100
8,000		Waddell & Reed Financial, Inc.	116,160

			2,800,906

		Health Care (8.9%)
9,200		Alcon, Inc.	810,704
26,000	AUD	CSL, Ltd.	632,315
17,000		Gilead Sciences, Inc.#	779,450
15,000	DKK	Novo Nordisk, A/S - Class B	804,047

			3,026,516

		Industrials (9.4%)
37,000	CHF	ABB, Ltd.#	485,481
8,000	EUR	Alstom	396,509
52,000	GBP	BAE Systems, PLC	292,290
64,000	CAD	Bombardier, Inc. - Class B	246,910
7,600		Cummins, Inc.	196,460
8,300		Honeywell International, Inc.	252,735
15,000	JPY	Komatsu, Ltd.	164,905
60,000	GBP	Rolls-Royce Group, PLC#	317,455
6,000		Suntech Power Holdings Company, Ltd.#	105,000
3,500		United Technologies Corp.	192,360
6,700		W.W. Grainger, Inc.	526,419

			3,176,524

		Information Technology (37.5%)
12,300		Apple, Inc.#	1,323,357
75,000	GBP	Autonomy Corp., PLC#	1,189,175
750		Baidu.com, Inc.#	154,500
12,000		Check Point Software Technologies, Ltd.#	242,640
35,000		eBay, Inc.#	534,450
3,200		Google, Inc.#	1,149,952
32,500	TWD	High Tech Computer Corp.	385,236
20,000		Infosys Technologies, Ltd.	586,400
22,500	CHF	Logitech International, SA#	335,442
1,500		MasterCard, Inc.	221,730
3,800	JPY	Nintendo Company, Ltd.	1,220,972
30,149	EUR	Nokia OYJ	461,828
34,000		Parametric Technologies Corp.#	441,660
12,000		QUALCOMM, Inc.	459,120
40,000	BRL	Redecard, SA	443,111
8,550		Research In Motion, Ltd.#	431,177
615	KRW	Samsung Electronics Company, Ltd.	259,286
9,000	EUR	SAP, AG	315,100
12,900		Shanda Interactive Entertainment, Ltd.#	356,685
65,000	NOK	Tandberg, ASA	804,208
35,000	CHF	Temenos Group, AG#	438,353
16,000		Trimble Navigation, Ltd.#	329,120
9,000	EUR	Ubisoft Entertainment, SA#	475,732
48,000	HKD	VTech Holdings, Ltd.	178,786

			12,738,020

		Materials (1.4%)
6,000	CAD	Teck Cominco, Ltd. - Class B	59,736
21,250		Companhia Vale do Rio Doce	278,800
6,000	NOK	Yara International, ASA	125,353

			463,889

Schedule of Investments ANNUAL REPORT	83

See accompanying Notes to Schedule of Investments

Global Equity Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

	Telecommunication Services (1.4%)
15,000	América Móvil, SAB de CV	$464,100

	TOTAL COMMON STOCKS (Cost $46,980,520)	30,744,125

INVESTMENT IN AFFILIATED FUND (8.9%)
3,011,507	Calamos Government Money Market Fund - Class I Shares (Cost $3,011,507)Ω	3,011,507

TOTAL INVESTMENTS (99.5%) (Cost $49,992,027)		33,755,632

OTHER ASSETS, LESS LIABILITIES (0.5%)		166,516

NET ASSETS (100.0%)		$33,922,148

FORWARD FOREIGN CURRENCY CONTRACTS

	Settlement	Local	Current	Unrealized
Short Contracts	Date	Currency	Value	Gain/Loss

British Pound Sterling	1/22/09	1,396,000	$2,237,574	$134,137
Danish Krone	1/22/09	4,206,000	717,473	23,124
Euro	1/22/09	1,496,000	1,903,073	62,372
Norwegian Krone	1/22/09	7,030,000	1,038,092	(10,763)
Swiss Franc	1/22/09	2,807,000	2,423,907	12,334

				$221,204

	Settlement	Local	Current	Unrealized
Long Contracts	Date	Currency	Value	Gain/Loss

Swiss Franc	1/22/09	493,000	$425,717	$(8,622)

				$(8,622)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
Ω	Investment in affiliated fund. During the period from November 1, 2007 through October 31, 2008, the fund had net purchases of $1,540,899 and received $35,989 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $1,470,608 in the affiliated fund.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

84	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Global Equity Fund

COUNTRY ALLOCATION	OCTOBER 31, 2008

Country	% of Net Assets
United States	34.0%
Switzerland	9.0%
United Kingdom	7.7%
Cayman Islands	6.1%
Mexico	4.9%
Japan	4.5%
Canada	3.1%
Brazil	3.1%
Norway	2.7%
France	2.6%
Denmark	2.4%
Australia	1.9%
India	1.7%
Germany	1.6%
Finland	1.4%
Taiwan	1.1%
Bermuda	0.9%
South Korea	0.8%
Israel	0.7%
Greece	0.4%

Country allocations may vary over time.

Schedule of Investments ANNUAL REPORT	85

See accompanying Notes to Financial Statements

Evolving World Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (16.1%)
		Consumer Discretionary (0.3%)
125,000		Central European Media Enterprises, Ltd.* 3.500%, 03/15/13	$55,938

		Consumer Staples (1.2%)
1,500,000	HKD	Hengan International Group Company, Ltd.* 0.000%, 05/16/11	223,726

		Energy (3.3%)
400,000		Subsea 7, Inc.* 2.800%, 06/06/11	234,000
445,000		Transocean, Inc. - Class A 1.625%, 12/15/37	393,825

			627,825

		Financials (2.2%)
500,000		Banco Espirito Santo, SA 1.250%, 02/26/11	402,500

		Health Care (3.0%)
630,000		China Medical Technologies, Inc. 4.000%, 08/15/13	333,112
220,000		Teva Pharmaceutical Industries, Ltd. 1.750%, 02/01/26	230,725

			563,837

		Industrials (1.6%)
140,000		JA Solar Holdings Company, Ltd. 4.500%, 05/15/13	43,575
		Suntech Power Holdings Company, Ltd.
270,000		0.250%, 02/15/12	170,437
170,000		3.000%, 03/15/13	94,180

			308,192

		Information Technology (2.7%)
235,000		Compal Electronics, Inc.* 0.000%, 08/19/10	191,477
250,000		Quanta Computer, Inc.* 0.000%, 07/26/10	210,696
115,000		Shanda Interactive Entertainment, Ltd.* 2.000%, 09/15/11	106,950

			509,123

		Telecommunication Services (1.8%)
420,000		NII Holdings, Inc. 2.750%, 08/15/25	341,250

		TOTAL CONVERTIBLE BONDS (Cost $4,289,764)	3,032,391

CONVERTIBLE PREFERRED STOCKS (2.8%)
		Financials (1.3%)
2,500		American International Group, Inc. 8.500%	11,125
6,700		Citigroup, Inc. 6.500%	224,869

			235,994

		Materials (1.5%)
10,300		Vale Capital, Ltd. 5.500%	290,975

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $900,090)	526,969

COMMON STOCKS (58.3%)
		Consumer Discretionary (9.2%)
6,500	EUR	Adidas, AG	225,786
125,000	MXN	Grupo Televisa, SA	434,525
6,200		New Oriental Education & Technology Group, Inc.#	396,490
8,000	JPY	Nikon Corp.	112,745
13,000	CHF	Swatch Group, AG	372,257
6,500		Yum! Brands, Inc.	188,565

			1,730,368

		Consumer Staples (10.0%)
9,300		Coca-Cola Company	409,758
19,000	GBP	Diageo, PLC	289,950
16,500	BRL	Natura Cosméticos, SA	142,418
14,000	CHF	Nestlé, SA	544,419
2,100	SEK	Oriflame Cosmetics, SA	65,607
162,000	MXN	Wal-Mart de Mexico, SAB de CV	434,854

			1,887,006

		Energy (4.1%)
7,300		Halliburton Company	144,467
7,300		Noble Corp.	235,133
14,300	BRL	Petróleo Brasileiro, SA	189,303
6,950	ZAR	Sasol, Ltd.	205,150

			774,053

		Financials (2.9%)
24,000	EUR	Banco Santander, SA	259,564
17,000	GBP	Standard Chartered, PLC	280,960

			540,524

		Health Care (3.2%)
6,200		Mindray Medical International, Ltd.	133,672
8,600	DKK	Novo Nordisk, A/S - Class B	460,987

			594,659

86	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Evolving World Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES			VALUE

		Industrials (2.9%)
21,000	CHF	ABB, Ltd.#	$275,543
28,000	ZAR	Aveng, Ltd.	138,433
12,000	JPY	Komatsu, Ltd.	131,924

			545,900

		Information Technology (23.6%)
1,200		Baidu.com, Inc.#	247,200
20,400		Check Point Software Technologies, Ltd.#	412,488
17,000	TWD	High Tech Computer Corp.	201,508
11,000		Infosys Technologies, Ltd.	322,520
37,000	EUR	Nokia OYJ	566,773
10,000		Parametric Technologies Corp.#	129,900
9,200		QUALCOMM, Inc.	351,992
34,000	BRL	Redecard, SA	376,644
440	KRW	Samsung Electronics Company, Ltd.	185,506
17,400		Satyam Computer Services, Ltd.	273,702
12,750		Shanda Interactive Entertainment, Ltd.#	352,538
4,400		Sina Corp.#	142,560
130,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	189,157
18,000	CHF	Temenos Group, AG#	225,438
53,000	HKD	Tencent Holdings, Ltd.	385,838
20,000	HKD	VTech Holdings, Ltd.	74,494

			4,438,258

		Materials (1.2%)
7,200	AUD	BHP Billiton, Ltd.	138,321
8,200	CAD	Teck Cominco, Ltd. - Class B	81,639

			219,960

		Telecommunication Services (1.2%)
145,000	MXN	América Móvil, SAB de CV	224,134

		TOTAL COMMON STOCKS (Cost $15,929,216)	10,954,862

INVESTMENT IN AFFILIATED FUND (22.8%)
4,278,543		Calamos Government Money Market Fund - Class I SharesΩ (Cost $4,278,543)	4,278,543

TOTAL INVESTMENTS (100.0%) (Cost $25,397,613)			18,792,765

OTHER ASSETS, LESS LIABILITIES (0.0%)			3,359

NET ASSETS (100.0%)			$18,796,124

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2008, there were no 144A securities that could not be exchanged to the registered form.
#	Non-income producing security.
Ω	Investment in affiliated fund. During the period from August 15, 2008 through October 31, 2008, the fund had net purchases of $4,278,543 and received $37,543 in dividend payments from the affiliated fund.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

Schedule of Investments ANNUAL REPORT	87

See accompanying Notes to Financial Statements

Evolving World Growth Fund

COUNTRY ALLOCATION	OCTOBER 31, 2008

Country	% of Net Assets
Cayman Islands	18.6%
United States	9.6%
Brazil	7.5%
Switzerland	7.5%
Mexico	5.9%
Taiwan	4.2%
Israel	3.4%
India	3.2%
United Kingdom	3.1%
Finland	3.0%
Denmark	2.4%
South Africa	1.8%
Spain	1.4%
Japan	1.3%
Germany	1.2%
South Korea	1.0%
Australia	0.7%
Bermuda	0.7%
Canada	0.4%
Luxembourg	0.3%

Country allocations may vary over time.

88	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Convertible Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (66.8%)
	Consumer Discretionary (6.0%)
5,200,000	Best Buy Company, Inc. 2.250%, 01/15/22	$4,101,500
11,200,000	Carnival Corp. 2.000%, 04/15/21	9,422,000
7,800,000 5,500,000	Interpublic Group of Companies, Inc. 4.750%, 03/15/23 4.250%, 03/15/23∧	5,333,250 3,815,625
7,930,000	RadioShack Corp.*∧ 2.500%, 08/01/13	5,491,525

		28,163,900

	Consumer Staples (3.6%)
5,600,000	Archer Daniels Midland Company 0.875%, 02/15/14	4,284,000
13,750,000	Molson Coors Brewing Company∧ 2.500%, 07/30/13	12,615,625

		16,899,625

	Energy (9.9%)
8,700,000	Cameron International Corp.∧ 2.500%, 06/15/26	8,330,250
6,300,000	Chesapeake Energy Corp. 2.250%, 12/15/38	3,157,875
5,970,000	Nabors Industries, Inc.∧ 0.940%, 05/15/11	4,731,225
11,455,000	Pioneer Natural Resources Company 2.875%, 01/15/38	8,032,819
11,600,000	SeaDrill, Ltd.* 3.625%, 11/08/12	5,452,000
19,200,000	Transocean, Inc. - Class A 1.625%, 12/15/37	16,992,000

		46,696,169

	Financials (2.9%)
8,275,000	Affiliated Managers Group, Inc.* 3.950%, 08/15/38	5,378,750
8,100,000	SVB Financial Group* 3.875%, 04/15/11	8,292,375

		13,671,125

	Health Care (19.4%)
4,700,000	Allergan, Inc.∧ 1.500%, 04/01/26	4,259,375
15,000,000	Amgen, Inc.∧ 0.375%, 02/01/13	13,312,500
15,300,000	Beckman Coulter, Inc. 2.500%, 12/15/36	13,253,625
8,000,000	Genzyme Corp.∧ 1.250%, 12/01/23	8,400,000
13,150,000	Gilead Sciences, Inc. 0.500%, 05/01/11	15,993,687
9,000,000	Invitrogen Corp. 1.500%, 02/15/24	6,660,000
	LifePoint Hospitals, Inc.
2,500,000	3.250%, 08/15/25	1,513,750
2,100,000	3.500%, 05/15/14	1,257,375
	Medtronic, Inc.
10,000,000	1.625%, 04/15/13∧	8,675,000
6,000,000	1.500%, 04/15/11	5,550,000
2,550,000	Millipore Corp. 3.750%, 06/01/26	1,982,625
3,300,000	Mylan Laboratories, Inc.* 3.750%, 09/15/15	2,536,875
7,500,000	Teva Pharmaceutical Industries, Ltd.∧ 1.750%, 02/01/26	7,865,625

		91,260,437

	Industrials (5.1%)
9,300,000	Alliant Techsystems, Inc. 2.750%, 09/15/11	9,137,250
11,400,000	Danaher Corp. 0.000%, 01/22/21	10,174,500
3,500,000	L-3 Communications Holdings, Inc. 3.000%, 08/01/35	3,412,500
2,000,000	Trinity Industries, Inc. 3.875%, 06/01/36	1,025,000

		23,749,250

	Information Technology (19.0%)
5,700,000	Alliance Data Systems Corp.* 1.750%, 08/01/13	4,260,750
5,250,000	Anixter International, Inc.∧ 1.000%, 02/15/13	3,491,250
11,826,000	CA, Inc.∧ 1.625%, 12/15/09	11,988,607
2,861,000	DST Systems, Inc. - Class A 4.125%, 08/15/23	2,710,798
	EMC Corp.
17,650,000	1.750%, 12/01/11∧	16,899,875
1,700,000	1.750%, 12/01/13	1,544,875
7,250,000	Informatica Corp. 3.000%, 03/15/26	6,316,563
14,500,000	Intel Corp.∧ 2.950%, 12/15/35	10,421,875
20,500,000	Network Appliance, Inc.* 1.750%, 06/01/13	13,606,875
5,300,000	ON Semiconductor Corp. 0.000%, 04/15/24	3,961,750
17,200,000	Symantec Corp.∧ 1.000%, 06/15/13	13,824,500

		89,027,718

Schedule of Investments ANNUAL REPORT	89

See accompanying Notes to Schedule of Investments

Convertible Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

	Telecommunication Services (0.9%)
5,000,000	NII Holdings, Inc.∧ 2.750%, 08/15/25	$4,062,500

	TOTAL CONVERTIBLE BONDS (Cost $383,285,362)	313,530,724

SYNTHETIC CONVERTIBLE SECURITIES (4.0%)
Corporate Bonds (3.4%)
	Consumer Discretionary (1.4%)
5,000,000	McDonald’s Corp. 5.350%, 03/01/18	4,468,315
2,500,000	Target Corp. 6.000%, 01/15/18	2,070,728

		6,539,043

	Industrials (1.5%)
2,500,000	Caterpillar, Inc. 5.450%, 04/15/18	2,060,822
3,000,000	General Electric Company 5.250%, 12/06/17	2,515,473
3,000,000	United Parcel Service, Inc. 5.500%, 01/15/18	2,773,929

		7,350,224

	Telecommunication Services (0.5%)
2,750,000	Verizon Communications, Inc. 5.500%, 04/01/17	2,324,861

	TOTAL CORPORATE BONDS	16,214,128

NUMBER OF
CONTRACTS		VALUE

Options (0.6%)
	Consumer Discretionary (0.3%)
150	Amazon.com, Inc.# Call, 01/16/10, Strike $70.00	185,250
1,135	Carnival Corp.# Call, 01/16/10, Strike $35.00	326,312
760	Nike, Inc.# Call, 01/16/10, Strike $60.00	771,400

		1,282,962

	Consumer Staples (0.1%)
880	Sysco Corp.# Call, 01/16/10, Strike $30.00	242,000
1,130	Walgreen Company# Call, 01/16/10, Strike $32.50	299,450

		541,450

	Information Technology (0.2%)
450	Accenture, Ltd.# Call, 01/16/10, Strike $40.00	200,250
125	Apple, Inc.# Call, 01/16/10, Strike $170.00	123,750
1,130	Dell, Inc.# Call, 01/16/10, Strike $22.50	86,445
1,170	eBay, Inc.# Call, 01/16/10, Strike $25.00	126,945
	Linear Technology Corp.#
1,000	Call, 01/16/10, Strike $35.00	72,500
275	Call, 01/16/10, Strike $30.00	43,313
415	QUALCOMM, Inc.# Call, 01/16/10, Strike $45.00	232,400

		885,603

	TOTAL OPTIONS	2,710,015

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $25,587,353)	18,924,143

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (6.2%)
	Financials (4.1%)
55,000	American International Group, Inc. 8.500%	244,750
13,000	Bank of America Corp. 7.250%	9,100,000
300,000	Citigroup, Inc. 6.500%	10,068,750

		19,413,500

	Health Care (0.6%)
19,400	Schering-Plough Corp. 6.000%	2,614,732

	Industrials (0.9%)
125,500	Avery Dennison Corp. 7.875%	4,270,765

	Materials (0.6%)
53,000	Freeport-McMoRan Copper & Gold, Inc. 6.750%	2,585,340

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $46,725,577)	28,884,337

COMMON STOCKS (14.4%)
	Consumer Discretionary (4.6%)
52,000	Apollo Group, Inc. - Class A#	3,614,520
86,000	ITT Educational Services, Inc.#∧	7,537,900
182,000	Nike, Inc. - Class B	10,488,660

		21,641,080

	Consumer Staples (1.5%)
107,000	Coca-Cola Company	4,714,420
87,000	Sysco Corp.	2,279,400

		6,993,820

90	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Convertible Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

	Financials (2.0%)
109,500	Aon Corp.	$4,631,850
119,500	T. Rowe Price Group, Inc.∧	4,725,030

		9,356,880

	Health Care (0.5%)
29,500	Alcon, Inc.∧	2,599,540

	Industrials (1.9%)
128,000	Honeywell International, Inc.	3,897,600
87,500	United Technologies Corp.	4,809,000

		8,706,600

	Information Technology (3.9%)
263,500	Cisco Systems, Inc.#	4,682,395
322,000	Dell, Inc.#	3,912,300
212,500	Nokia Corp.∧	3,225,750
230,000	Oracle Corp.#	4,206,700
61,000	QUALCOMM, Inc.	2,333,860

		18,361,005

	TOTAL COMMON STOCKS (Cost $78,106,468)	67,658,925

INVESTMENT IN AFFILIATED FUND (11.9%)
55,972,675	Calamos Government Money Market Fund - Class I SharesΩ (Cost $55,972,675)	55,972,675

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (9.9%)
3,240,000	Bank of New York Institutional Cash Reserve Fund Series A	3,240,000
166,357	Bank of New York Institutional Cash Reserve Fund Series Bπ	—
43,000,000	Goldman Sachs Financial Square Prime Obligations Fund	43,000,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $46,406,357)	46,240,000

TOTAL INVESTMENTS (113.2%) (Cost $636,083,792)		531,210,804

PAYABLE UPON RETURN OF SECURITIES LOANED (-9.9%)		(46,406,357)

LIABILITIES, LESS OTHER ASSETS (-3.3%)		(15,655,960)

NET ASSETS (100.0%)		$469,148,487

FORWARD FOREIGN CURRENCY CONTRACTS

	Settlement	Local	Current	Unrealized
Short Contracts	Date	Currency	Value	Gain/Loss

Euro	1/22/09	1,361,000	$1,731,338	$56,743
Norwegian Krone	1/22/09	5,915,000	873,445	(13,588)

				$43,155

NOTES TO SCHEDULE OF INVESTMENTS

∧	Security, or portion of security, is on loan.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2008, the value of 144A securities that could not be exchanged to the registered form is $25,960,275 or 5.5% of net assets.
#	Non-income producing security.
Ω	Investment in affiliated fund. During the period from November 1, 2007 through October 31, 2008, the fund had net purchases of $46,146,992 and received $273,295 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $9,825,683 in the affiliated fund.
π	On September 15, 2008, Lehman Brothers Holdings, Inc., the sole holding of the Bank of New York Institutional Cash Reserve Fund Series B, filed for bankruptcy protection.

Note: The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments ANNUAL REPORT	91

See accompanying Notes to Financial Statements

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (23.1%)
	Consumer Discretionary (1.8%)
	Eddie Bauer Holdings, Inc.
2,000,000	5.250%, 04/01/14*	$1,240,000
1,200,000	5.250%, 04/01/14	744,000
1,800,000	Genesco, Inc. 4.125%, 06/15/23	2,218,500
11,100,000	Interpublic Group of Companies, Inc.<> 4.250%, 03/15/23	7,700,625
6,000,000	Priceline.com, Inc. - Tranche A∧ 0.500%, 09/30/11	7,852,500
7,500,000	Sotheby’s Holdings, Inc.* 3.125%, 06/15/13	4,021,875

		23,777,500

	Consumer Staples (3.3%)
	Archer Daniels Midland Company
13,000,000	0.875%, 02/15/14<>*	9,945,000
1,500,000	0.875%, 02/15/14∧	1,147,500
4,700,000	Central European Distribution Corp. 3.000%, 03/15/13	2,755,375
	Chattem, Inc.
4,500,000	1.625%, 05/01/14<>	4,905,000
4,000,000	2.000%, 11/15/13	5,410,000
10,650,000	Smithfield Foods, Inc.<> 4.000%, 06/30/13	7,029,000
	Spartan Stores, Inc.
4,800,000	3.375%, 05/15/27<>	3,972,000
2,000,000	3.375%, 05/15/27*	1,655,000
8,200,000	Tyson Foods, Inc. - Class A∧ 3.250%, 10/15/13	6,365,250

		43,184,125

	Energy (1.5%)
4,000,000	Alpha Natural Resources, Inc.∧ 2.375%, 04/15/15	3,370,000
11,800,000	Carrizo Oil & Gas, Inc. 4.375%, 06/01/28	6,342,500
5,400,000	Hornbeck Offshore Services, Inc. <>‡ 1.625%, 11/15/26	3,418,740
6,000,000	Superior Energy Services, Inc.<>‡ 1.500%, 12/15/26	4,065,000
	Trico Marine Services, Inc.
2,650,000	3.000%, 01/15/27<>	1,235,563
2,500,000	3.000%, 01/15/27*	1,165,625

		19,597,428

	Financials (0.4%)
8,000,000	Affiliated Managers Group, Inc.* 3.950%, 08/15/38	5,200,000

	Health Care (4.0%)
2,250,000	Amgen, Inc. 0.125%, 02/01/11	2,092,500
2,700,000	Charles River Laboratories International, Inc. 2.250%, 06/15/13	2,291,625
4,000,000	Conceptus, Inc.<> 2.250%, 02/15/27	2,770,000
2,400,000	Conmed Corp. 2.500%, 11/15/24	1,977,000
1,500,000	Five Star Quality Care, Inc. 3.750%, 10/15/26	678,750
13,500,000	HLTH Corp.∧ 3.125%, 09/01/25	10,175,625
5,000,000	Integra LifeSciences Holdings Corp.* 2.375%, 06/01/12	3,637,500
2,000,000	Integra LifeSciences Holdings Corp. - Tranche A* 2.750%, 06/01/10	1,622,500
12,800,000	Millipore Corp.<> 3.750%, 06/01/26	9,952,000
3,900,000	SonoSite, Inc.<> 3.750%, 07/15/14	3,003,000
11,300,000	St. Jude Medical, Inc.∧ 1.220%, 12/15/08	11,187,000
4,750,000	Thoratec Corp.‡ 1.380%, 05/16/34	3,481,750

		52,869,250

	Industrials (3.5%)
10,000,000	Covanta Holding Corp.<> 1.000%, 02/01/27	8,312,500
8,670,000	Energy Conversion Devices, Inc.<> 3.000%, 06/15/13	4,378,350
4,800,000	EnerSys<>‡ 3.375%, 06/01/38	2,808,000
	General Cable Corp.
10,000,000	1.000%, 10/15/12	5,300,000
3,400,000	0.875%, 11/15/13	1,717,000
9,000,000	JA Solar Holdings Company, Ltd. 4.500%, 05/15/13	2,801,250
3,500,000	Orbital Sciences Corp. 2.438%, 01/15/27	3,276,875
13,500,000	School Specialty, Inc. 3.750%, 11/30/26	9,770,625
	Suntech Power Holdings Company, Ltd.
5,000,000	3.000%, 03/15/13*	2,770,000
2,000,000	3.000%, 03/15/13	1,108,000
5,200,000	WESCO International, Inc.∧ 2.625%, 10/15/25	3,757,000

		45,999,600

92	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

	Information Technology (7.3%)
11,000,000	Ciena Corp.<> 0.875%, 06/15/17	$4,358,750
1,700,000	CommScope, Inc. 1.000%, 03/15/24	1,632,000
4,700,000	Diodes, Inc.<> 2.250%, 10/01/26	2,573,250
	EMC Corp.
15,000,000	1.750%, 12/01/11*	14,362,500
5,500,000	1.750%, 12/01/13	4,998,125
820,000	Equinix, Inc. 2.500%, 04/15/12	587,325
5,400,000	FEI Company 2.875%, 06/01/13	4,158,000
13,100,000	Informatica Corp.<> 3.000%, 03/15/26	11,413,375
	Lawson Software Americas, Inc.
5,000,000	2.500%, 04/15/12<>*	3,106,250
4,550,000	2.500%, 04/15/12	2,826,688
5,800,000	Macrovision Corp. 2.625%, 08/15/11	3,915,000
	Mentor Graphics Corp.
7,160,000	6.250%, 03/01/26	4,976,200
5,800,000	4.356%, 08/06/23<>‡	5,162,000
3,600,000	Micron Technology, Inc.<> 1.875%, 06/01/14	1,624,500
11,800,000	Network Appliance, Inc.* 1.750%, 06/01/13	7,832,250
3,600,000	Powerwave Technologies, Inc. 3.875%, 10/01/27	1,224,000
8,000,000	SPSS, Inc.* 2.500%, 03/15/12	6,000,000
1,700,000	Sybase, Inc. 1.750%, 02/22/25	1,921,000
14,750,000	Tech Data Corp.<> 2.750%, 12/15/26	10,085,312
6,000,000	VeriSign, Inc. 3.250%, 08/15/37	4,102,500

		96,859,025

	Materials (0.9%)
2,400,000	Coeur d’Alene Mines Corp. 3.250%, 03/15/28	795,000
6,300,000	Kinross Gold Corp.* 1.750%, 03/15/28	3,772,125
7,000,000	Sino-Forest Corp.* 5.000%, 08/01/13	5,442,500
5,000,000	Stillwater Mining Company* 1.875%, 03/15/28	2,412,500

		12,422,125

	Telecommunication Services (0.4%)
	SBA Communications Corp.
5,000,000	1.875%, 05/01/13*	3,287,500
3,000,000	0.375%, 12/01/10	2,430,000

		5,717,500

	TOTAL CONVERTIBLE BONDS (Cost $426,337,002)	305,626,553

SYNTHETIC CONVERTIBLE SECURITIES (6.1%)
Corporate Bonds (5.9%)
	Consumer Discretionary (0.2%)
2,452,000	Royal Caribbean Cruises, Ltd. 8.750%, 02/02/11	2,120,980

	Consumer Staples (1.7%)
4,700,000	Kraft Foods, Inc. 6.000%, 02/11/13	4,396,417
5,000,000	Philip Morris International, Inc.<> 4.875%, 05/16/13	4,645,570
4,700,000	Reynolds American, Inc. 7.250%, 06/01/12	4,190,041
4,000,000	The Pepsi Bottling Group, Inc. 6.950%, 03/15/14	4,092,496
5,000,000	Wal-Mart Stores, Inc.<>∧ 4.250%, 04/15/13	4,863,965

		22,188,489

	Energy (0.3%)
5,000,000	Williams Companies, Inc.* 6.375%, 10/01/10	4,451,900

	Industrials (1.7%)
5,000,000	Caterpillar, Inc.<> 4.250%, 02/08/13	4,543,935
5,000,000	Deere & Company<> 4.500%, 04/03/13	4,537,520
10,000,000	General Electric Company<> 5.250%, 10/19/12	9,231,040
5,000,000	Honeywell International, Inc.<> 4.250%, 03/01/13	4,600,125

		22,912,620

	Information Technology (1.3%)
5,000,000	Hewlett-Packard Company<> 4.500%, 03/01/13	4,655,590
4,700,000	Jabil Circuit, Inc. 5.875%, 07/15/10	4,259,375
5,000,000	Oracle Corp.<> 5.000%, 01/15/11	4,961,170
4,700,000	Xerox Corp.<> 6.875%, 08/15/11	3,903,016

		17,779,151

Schedule of Investments ANNUAL REPORT	93

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

	Telecommunication Services (0.7%)
5,000,000	AT&T Inc. 4.950%, 01/15/13	$4,633,625
5,000,000	Verizon Communications, Inc.<> 4.350%, 02/15/13	4,458,545

		9,092,170

	TOTAL CORPORATE BONDS	78,545,310

NUMBER OF
CONTRACTS		VALUE

Options (0.2%)
	Consumer Discretionary (0.0%)
500	Central European Distribution Corp.# Call, 01/16/10, Strike $70.00	73,750

	Financials (0.0%)
2,500	TD Ameritrade Holding Corp.# Call, 01/16/10, Strike $20.00	356,250

	Health Care (0.1%)
	Gen-Probe, Inc.#
440	Call, 01/16/10, Strike $60.00	371,800
440	Call, 01/16/10, Strike $50.00	217,800

		589,600

	Information Technology (0.1%)
1,300	Altera Corp.# Call, 01/16/10, Strike $20.00	370,500
	MasterCard, Inc.#
200	Call, 01/22/11, Strike $185.00	784,000
125	Call, 01/16/10, Strike $240.00	181,250
760	Silicon Laboratories, Inc.# Call, 01/16/10, Strike $30.00	323,000

		1,658,750

	TOTAL OPTIONS	2,678,350

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $91,810,374)	81,223,660

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (3.2%)
	Consumer Discretionary (0.2%)
4,500	Stanley Works‡ 5.125%	2,847,375

	Consumer Staples (0.3%)
10,500	Bunge, Ltd. 5.125%	4,095,000

	Energy (0.2%)
63,000	Bristow Group, Inc. 5.500%	2,047,500

	Financials (1.2%)
6,700	Bank of America Corp. 7.250%	4,690,000
109,000	Citigroup, Inc. 6.500%	3,658,312
287,500	Legg Mason, Inc. 7.000%	6,583,750
110,000	MetLife, Inc. 6.375%	953,700

		15,885,762

	Health Care (0.6%)
15,100	Mylan Laboratories, Inc.<> 6.500%	8,601,866

	Industrials (0.3%)
112,000	Avery Dennison Corp. 7.875%	3,811,360

	Materials (0.1%)
43,000	Hecla Mining Company<> 6.500%	1,113,700

	Telecommunication Services (0.3%)
95,000	Crown Castle International Corp.<> 6.250%	3,556,563

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $58,881,453)	41,959,126

COMMON STOCKS (58.9%)
	Consumer Discretionary (5.0%)
80,000	Amazon.com, Inc.#∧	4,579,200
45,000	Apollo Group, Inc. - Class A#	3,127,950
235,000	Coach, Inc.#	4,841,000
273,500	Comcast Corp. - Class A∧	4,310,360
262,500	News Corp. - Class B	2,787,750
168,700	Nike, Inc. - Class B	9,722,181
241,300	Target Corp.	9,680,956
250,000	The Home Depot, Inc.	5,897,500
333,500	Time Warner, Inc.	3,365,015
669,300	Walt Disney Company	17,334,870

		65,646,782

	Consumer Staples (8.0%)
334,500	Altria Group, Inc.	6,419,055
365,000	Coca-Cola Company	16,081,900
82,300	Colgate-Palmolive Company	5,165,148
350,000	CVS Caremark Corp.	10,727,500
156,800	PepsiCo, Inc.	8,939,168
274,500	Philip Morris International, Inc.	11,932,515
352,800	Procter & Gamble Company	22,769,712
180,000	Sysco Corp.	4,716,000

94	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

239,500	Wal-Mart Stores, Inc.	$13,366,495
260,000	Walgreen Company	6,619,600

		106,737,093

	Energy (7.3%)
268,500	Chevron Corp.	20,030,100
63,200	Devon Energy Corp.	5,110,352
50,000	ENSCO International, Inc.∧	1,900,500
540,550	Exxon Mobil Corp.	40,065,566
162,000	Halliburton Company	3,205,980
155,000	Occidental Petroleum Corp.	8,608,700
184,200	Schlumberger, Ltd.	9,513,930
45,000	Smith International, Inc.	1,551,600
77,984	Transocean, Inc.#∧	6,420,423

		96,407,151

	Financials (9.2%)
220,000	American Express Company	6,050,000
145,100	American International Group, Inc.#∧	277,141
85,000	Aon Corp.	3,595,500
225,900	Bank of America Corp.	5,460,003
250,188	Bank of New York Mellon Corp.	8,156,129
391,300	Citigroup, Inc.	5,341,245
65,600	Franklin Resources, Inc.	4,460,800
95,000	Goldman Sachs Group, Inc.	8,787,500
35,500	Hartford Financial Services Group, Inc.	366,360
647,700	JPMorgan Chase & Company	26,717,625
101,800	MetLife, Inc.	3,381,796
126,000	Morgan Stanley∧	2,201,220
135,000	Prudential Financial, Inc.	4,050,000
115,000	T. Rowe Price Group, Inc.	4,547,100
240,000	The Charles Schwab Corp.	4,588,800
560,000	U.S. Bancorp∧	16,693,600
505,000	Wells Fargo & Company	17,195,250

		121,870,069

	Health Care (8.3%)
347,800	Abbott Laboratories	19,181,170
90,000	Baxter International, Inc.	5,444,100
430,200	Bristol-Myers Squibb Company∧	8,840,610
205,000	Eli Lilly and Company	6,933,100
225,000	Gilead Sciences, Inc.#	10,316,250
439,500	Johnson & Johnson	26,958,930
230,000	Medtronic, Inc.	9,275,900
194,200	Merck & Company, Inc.	6,010,490
693,600	Pfizer, Inc.	12,283,656
85,000	Stryker Corp.	4,544,100

		109,788,306

	Industrials (6.6%)
170,000	3M Company	10,931,000
304,600	Boeing Company	15,921,442
58,000	FedEx Corp.	3,791,460
66,000	General Dynamics Corp.	3,981,120
727,500	General Electric Company	14,193,525
229,000	Honeywell International, Inc.	6,973,050
58,400	Lockheed Martin Corp.	4,966,920
108,800	Raytheon Company	5,560,768
26,750	Tyco International, Ltd.	676,240
177,500	United Parcel Service, Inc.	9,368,450
205,000	United Technologies Corp.	11,266,800

		87,630,775

	Information Technology (9.6%)
108,000	Apple, Inc.#	11,619,720
570,000	Cisco Systems, Inc.#	10,128,900
665,000	Dell, Inc.#	8,079,750
37,000	Google, Inc.#	13,296,320
198,400	Hewlett-Packard Company	7,594,752
495,500	Intel Corp.	7,928,000
209,700	International Business Machines Corp.	19,495,809
1,078,400	Microsoft Corp.	24,080,672
817,000	Oracle Corp.#	14,942,930
282,100	QUALCOMM, Inc.	10,793,146

		127,959,999

	Materials (1.6%)
415,000	E.I. du Pont de Nemours and Company	13,280,000
141,300	Newmont Mining Corp.	3,721,842
90,000	PPG Industries, Inc.	4,462,200

		21,464,042

	Telecommunication Services (1.5%)
405,100	AT&T Inc.	10,844,527
305,000	Verizon Communications, Inc.	9,049,350

		19,893,877

	Utilities (1.8%)
244,600	Duke Energy Corp.	4,006,548
55,000	Entergy Corp.∧	4,292,750
117,000	Exelon Corp.	6,346,080
97,000	FPL Goup, Inc.	4,582,280
125,000	Progress Energy, Inc.	4,921,250

		24,148,908

	TOTAL COMMON STOCKS (Cost $1,015,234,842)	781,547,002

Schedule of Investments ANNUAL REPORT	95

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
CONTRACTS		VALUE

OPTIONS (3.7%)
	Financials (3.7%)
	S & P 500 Index#
1,000	Put, 01/17/09, Strike $950.00	$7,770,000
500	Put, 12/20/08, Strike $950.00	3,255,000
400	Put, 01/17/09, Strike $975.00	3,526,000
400	Put, 01/17/09, Strike $850.00	1,828,000
	SPDR Trust Series 1#
7,000	Put, 12/20/08, Strike $121.00	17,307,500
6,500	Put, 12/20/08, Strike $100.00	5,785,000
5,000	Put, 12/31/08, Strike $99.00	4,462,500
4,000	Put, 12/31/08, Strike $105.00	4,870,000

	TOTAL OPTIONS (Cost $43,426,774)	48,804,000

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (1.8%)
23,860,635	Calamos Government Money Market Fund - Class I SharesΩ (Cost $23,860,635)	23,860,635

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (1.3%)
12,019,000	Bank of New York Institutional Cash Reserve Fund Series A	12,019,000
130,808	Bank of New York Institutional Cash Reserve Fund Series Bπ	—
5,000,000	Goldman Sachs Financial Square Prime Obligations Fund	5,000,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $17,149,808)	17,019,000

TOTAL INVESTMENTS (98.1%) (Cost $1,676,700,888)		1,300,039,976

PAYABLE UPON RETURN OF SECURITIES LOANED (-1.3%)		(17,149,808)

OTHER ASSETS, LESS LIABILITIES (3.2%)		42,926,690

NET ASSETS (100.0%)		$1,325,816,858

COMMON STOCKS SOLD SHORT (-8.7%)
	Consumer Discretionary (-1.0%)
(109,050)	Eddie Bauer Holdings, Inc.	(374,042)
(71,500)	Genesco, Inc.	(1,773,915)
(148,400)	Priceline.com, Inc.	(7,810,292)
(41,300)	Sotheby’s Holdings, Inc. - Class A	(384,503)
(222,300)	The Interpublic Group of Companies, Inc.	(1,153,737)
(63,000)	The Stanley Works	(2,062,620)

		(13,559,109)

	Consumer Staples (-1.6%)
(84,000)	Archer Daniels Midland Company	(1,741,320)
(46,400)	Bunge, Ltd.	(1,782,224)
(33,000)	Central European Distribution Corp.	(950,070)
(110,400)	Chattem, Inc.	(8,353,968)
(200,000)	Smithfield Foods, Inc.	(2,104,000)
(134,000)	Spartan Stores, Inc.	(3,616,660)
(220,800)	Tyson Foods, Inc. - Class A	(1,929,792)

		(20,478,034)

	Energy (-0.5%)
(58,900)	Alpha Natural Resources, Inc.	(2,106,853)
(75,600)	Bristow Group, Inc.	(1,872,612)
(29,850)	Carrizo Oil & Gas, Inc.	(698,191)
(50,400)	Hornbeck Offshore Services, Inc.	(1,199,520)
(32,800)	Superior Energy Services, Inc.	(699,296)
(29,400)	Trico Marine Services, Inc.	(264,600)

		(6,841,072)

	Financials (-0.2%)
(14,800)	Affiliated Managers Group, Inc.	(686,424)
(101,800)	Legg Mason, Inc.	(2,258,942)

		(2,945,366)

	Health Care (-1.5%)
(6,300)	Amgen, Inc.	(377,307)
(36,100)	Charles River Laboratories International, Inc.	(1,293,463)
(80,900)	Conceptus, Inc.	(1,310,580)
(36,300)	Conmed Corp.	(951,060)
(51,500)	Five Star Quality Care, Inc.	(100,940)
(15,700)	Gen-Probe, Inc.	(738,842)
(217,000)	HLTH Corp.	(1,798,930)
(47,400)	Integra LifeSciences Holdings Corp.	(1,779,396)
(45,600)	Millipore Corp.	(2,366,184)
(647,200)	Mylan Laboratories, Inc.	(5,546,504)
(61,335)	SonoSite, Inc.	(1,292,328)
(109,744)	Thoratec Corp.	(2,701,897)

		(20,257,431)

	Industrials (-1.2%)
(78,400)	Avery Dennison Corp.	(2,745,568)
(195,330)	Covanta Holding Corp.	(4,211,315)
(44,250)	Energy Conversion Devices, Inc.	(1,510,695)
(48,000)	EnerSys	(634,560)
(51,000)	General Cable Corp.	(871,080)
(72,050)	JA Solar Holdings Company, Ltd.	(345,840)
(78,450)	Orbital Sciences Corp.	(1,607,441)
(73,005)	School Specialty, Inc.	(1,533,105)

96	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
SHARES			VALUE

(85,400)		Suntech Power Holdings Company, Ltd.	$(1,494,500)
(28,400)		WESCO International, Inc.	(564,592)

			(15,518,696)

		Information Technology (-2.2%)
(34,000)		Altera Corp.	(589,900)
(100,200)		Ciena Corp.	(962,922)
(23,800)		CommScope, Inc.	(350,098)
(23,900)		Diodes, Inc.	(236,132)
(437,500)		EMC Corp.	(5,153,750)
(2,200)		Equinix, Inc.	(137,324)
(112,300)		FEI Company	(2,359,423)
(294,200)		Informatica Corp.	(4,133,510)
(383,695)		Lawson Software Americas, Inc.	(2,041,257)
(31,200)		Macrovision Corp.	(345,696)
(7,000)		MasterCard, Inc.	(1,034,740)
(81,150)		Mentor Graphics Corp.	(595,641)
(125,800)		Micron Technology, Inc.	(592,518)
(184,700)		Network Appliance, Inc.	(2,498,991)
(165,800)		Powerwave Technologies, Inc.	(157,510)
(23,000)		Silicon Laboratories, Inc.	(597,080)
(68,000)		SPSS, Inc.	(1,588,480)
(47,600)		Sybase, Inc.	(1,267,588)
(55,400)		Tech Data Corp.	(1,188,330)
(141,200)		VeriSign, Inc.	(2,993,440)

			(28,824,330)

		Materials (-0.2%)
(147,300)		Coeur d’Alene Mines Corp.	(106,056)
(265,926)		Hecla Mining Company	(662,156)
(82,000)		Kinross Gold Corp.	(855,260)
(93,200	) CAD	Sino-Forest Corp.	(872,228)
(74,000)		Stillwater Mining Company	(293,040)

			(2,788,740)

		Telecommunication Services (-0.3%)
(64,200)		Crown Castle International Corp.	(1,359,114)
(101,000)		SBA Communications Corp.	(2,119,990)

			(3,479,104)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $161,170,287)	(114,691,882)

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-1.5%)
		Consumer Discretionary (0.0%)
225		Apollo Group, Inc.# Call, 02/21/09, Strike $70.00	$(218,250)

		Consumer Staples (0.0%)
650		Archer Daniels Midland Company# Call, 01/17/09, Strike $25.00	(87,750)
985		Tyson Foods, Inc. - Class A# Call, 04/18/09, Strike $15.00	(49,250)

			(137,000)

		Financials (-1.5%)
		Bank of America Corp.#
590		Call, 05/16/09, Strike $25.00	(230,100)
290		Call, 05/16/09, Strike $22.50	(148,625)
		Citigroup, Inc.#
650		Call, 03/21/09, Strike $15.00	(143,650)
550		Call, 03/21/09, Strike $12.50	(188,375)
1,260		Morgan Stanley# Call, 04/18/09, Strike $24.00	(299,250)
		S & P 500 Index#
1,125		Call, 03/21/09, Strike $75.00	(5,985,000)
1,125		Call, 03/21/09, Strike $50.00	(7,132,500)
13,050		SPDR Trust Series 1# Call, 03/21/09, Strike $111.00	(5,350,500)

			(19,478,000)

		TOTAL WRITTEN OPTIONS (Premium $22,148,368)	(19,833,250)

Schedule of Investments ANNUAL REPORT	97

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2008, the value of 144A securities that could not be exchanged to the registered form is $17,506,900 or 1.3% of net assets.
<>	Security, or portion of security, is held in a segregated account as collateral for written options, or securities sold short aggregating a total value of $133,484,125.
∧	Security, or portion of security, is on loan.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2008.
#	Non-income producing security.
Ω	Investment in affiliated fund. During the period from November 1, 2007 through October 31, 2008, the fund had net redemptions of $62,696,760 and received $1,962,091 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $86,557,395 in the affiliated fund.
π	On September 15, 2008, Lehman Brothers Holdings, Inc., the sole holding of the Bank of New York Institutional Cash Reserve Fund Series B, filed for bankruptcy protection.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

98	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

High Yield Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (57.9%)
		Consumer Discretionary (15.9%)
		Cooper Tire & Rubber Company
1,874,000		7.625%, 03/15/27	$946,370
468,000		8.000%, 12/15/19	259,740
1,639,000		D.R. Horton, Inc. 9.750%, 09/15/10	1,458,710
1,208,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	1,138,540
2,951,000		Expedia, Inc. 7.456%, 08/15/18	2,228,005
		General Motors Corp.∧
2,342,000		7.200%, 01/15/11	954,365
187,000		7.125%, 07/15/13	64,048
		Goodyear Tire & Rubber Company
1,686,000		7.857%, 08/15/11	1,449,960
1,686,000		7.000%, 03/15/28	918,870
2,576,000		Hanesbrands, Inc.‡ 6.508%, 12/15/14	1,761,340
1,874,000		Liberty Media Corp.∧ 8.250%, 02/01/30	1,068,180
2,810,000		Mandalay Resort Group 7.625%, 07/15/13	1,278,550
281,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	243,065
1,124,000		Pulte Homes, Inc. 8.125%, 03/01/11	983,500
		Royal Caribbean Cruises, Ltd.
2,576,000		7.500%, 10/15/27	1,610,000
937,000		7.250%, 03/15/18∧	604,365
2,576,000		Service Corp. International 7.500%, 04/01/27	1,796,760
468,000		Sotheby’s Holdings, Inc.*∧ 7.750%, 06/15/15	278,460
703,000		Toll Brothers, Inc.∧ 8.250%, 02/01/11	611,610
2,108,000		Warnaco Group, Inc. 8.875%, 06/15/13	1,986,790
937,000	GBP	Warner Music Group 8.125%, 04/15/14	957,555

			22,598,783

		Consumer Staples (5.7%)
1,443,000		Alliance One International, Inc. 8.500%, 05/15/12	1,118,325
1,241,000		Chattem, Inc. 7.000%, 03/01/14	1,082,772
2,576,000		Constellation Brands, Inc. 7.250%, 09/01/16	2,150,960
1,124,000		NBTY, Inc. 7.125%, 10/01/15	848,620
2,810,000		Pilgrim’s Pride Corp.** 7.625%, 05/01/15	969,450
2,810,000		Smithfield Foods, Inc. 7.750%, 05/15/13	1,896,750

			8,066,877

		Energy (7.5%)
1,874,000		Arch Western Finance, LLC 6.750%, 07/01/13	1,583,530
2,717,000		Complete Production Services, Inc. 8.000%, 12/15/16	1,861,145
1,405,000		Comstock Resources, Inc. 6.875%, 03/01/12	1,074,825
1,293,000		Frontier Oil Corp.∧ 8.500%, 09/15/16	1,131,375
1,874,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	1,396,130
1,302,000		Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	839,790
2,248,000		Petrohawk Energy Corp. 7.125%, 04/01/12	1,730,960
1,358,000		Superior Energy Services, Inc. 6.875%, 06/01/14	1,147,510

			10,765,265

		Financials (5.6%)
2,108,000		Ford Motor Credit Company, LLC 7.875%, 06/15/10	1,416,791
937,000		Host Hotels & Resorts, Inc. 7.125%, 11/01/13	740,230
		Leucadia National Corp.
2,787,000		7.000%, 08/15/13	2,466,495
1,002,000		8.125%, 09/15/15	891,780
2,623,000		Nuveen Investments, Inc.* 10.500%, 11/15/15	780,343
328,000		Omega Healthcare Investors, Inc. 7.000%, 04/01/14	273,880
1,967,000		SLM Corp. 8.450%, 06/15/18	1,406,405

			7,975,924

		Health Care (2.8%)
2,342,000		Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	2,072,670
937,000		Community Health Systems, Inc. 8.875%, 07/15/15	789,422
141,000		DaVita, Inc. 7.250%, 03/15/15	121,260
1,208,000		Psychiatric Solutions, Inc. 7.750%, 07/15/15	999,620

			3,982,972

		Industrials (8.6%)
937,000		American Airlines, Inc. 7.250%, 02/05/09	924,116

Schedule of Investments ANNUAL REPORT	99

See accompanying Notes to Schedule of Investments

High Yield Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

1,686,000	BE Aerospace, Inc. 8.500%, 07/01/18	$1,454,175
309,000	Deluxe Corp. 7.375%, 06/01/15	207,030
937,000	Gardner Denver, Inc. 8.000%, 05/01/13	857,355
2,272,000	General Cable Corp.∧ 7.125%, 04/01/17	1,499,520
937,000	Interline Brands, Inc. 8.125%, 06/15/14	726,175
2,342,000	SPX Corp.* 7.625%, 12/15/14	1,970,208
	Terex Corp.
1,621,000	7.375%, 01/15/14	1,264,380
749,000	8.000%, 11/15/17	558,005
3,771,000	Wesco Distribution, Inc. 7.500%, 10/15/17	2,733,975

		12,194,939

	Information Technology (5.1%)
1,686,000	Amkor Technology, Inc. 9.250%, 06/01/16	1,011,600
1,874,000	Jabil Circuit, Inc. 8.250%, 03/15/18	1,433,610
1,874,000	Lender Processing Services, Inc. 8.125%, 07/01/16	1,611,640
1,405,000	Seagate Technology 6.800%, 10/01/16	990,525
951,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	794,085
1,874,000	Xerox Corp. 8.000%, 02/01/27	1,396,265

		7,237,725

	Materials (2.8%)
375,000	Airgas, Inc.* 7.125%, 10/01/18	310,313
1,399,000	Boise Cascade Holdings, LLC 7.125%, 10/15/14	790,435
1,021,000	Century Aluminum Company 7.500%, 08/15/14	658,545
422,000	Steel Dynamics, Inc.* 7.750%, 04/15/16	281,685
1,405,000	Terra Industries, Inc. 7.000%, 02/01/17	1,201,275
	Union Carbide Corp.
604,000	7.875%, 04/01/23	516,201
328,000	7.500%, 06/01/25	258,379

		4,016,833

	Telecommunication Services (3.4%)
94,000	Frontier Communications Corp. 9.000%, 08/15/31	51,230
937,000	Leap Wireless International, Inc. 9.375%, 11/01/14	765,997
2,810,000	Qwest Communications International, Inc. 7.750%, 02/15/31	1,812,450
2,750,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	2,213,750

		4,843,427

	Utilities (0.5%)
937,000	Energy Future Holdings Corp.* 10.250%, 11/01/15	719,148

	TOTAL CORPORATE BONDS (Cost $113,821,864)	82,401,893

CONVERTIBLE BONDS (21.2%)
	Consumer Discretionary (3.0%)
1,400,000	Best Buy Company, Inc.∧ 2.250%, 01/15/22	1,104,250
1,500,000	Ford Motor Company 4.250%, 12/15/36	423,750
650,000	Interpublic Group of Companies, Inc. 4.250%, 03/15/23	450,938
2,900,000	Liberty Media Corp. (Time Warner) 3.125%, 03/30/23	2,001,000
320,000	RadioShack Corp.* 2.500%, 08/01/13	221,600

		4,201,538

	Energy (2.5%)
1,770,000	Pioneer Natural Resources Company 2.875%, 01/15/38	1,241,213
2,000,000	SeaDrill, Ltd.* 3.625%, 11/08/12	940,000
1,890,000	St. Mary Land & Exploration Company 3.500%, 04/01/27	1,306,462

		3,487,675

	Financials (3.3%)
1,500,000	Affiliated Managers Group, Inc.* 3.950%, 08/15/38	975,000
	Health Care REIT, Inc.∧
710,000	4.750%, 07/15/27	646,988
300,000	4.750%, 12/01/26	289,125
2,750,000	SVB Financial Group* 3.875%, 04/15/11	2,815,312

		4,726,425

100	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

High Yield Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT			VALUE

		Health Care (3.8%)
4,600,000		Invitrogen Corp. 3.250%, 06/15/25	$3,714,500
2,250,000		Millipore Corp. 3.750%, 06/01/26	1,749,375

			5,463,875

		Industrials (3.4%)
1,800,000		Barnes Group, Inc. 3.375%, 03/15/27	1,305,000
1,400,000		L-3 Communications Holdings, Inc. 3.000%, 08/01/35	1,365,000
4,300,000		Trinity Industries, Inc. 3.875%, 06/01/36	2,203,750

			4,873,750

		Information Technology (5.2%)
960,000		DST Systems, Inc. - Class A 4.125%, 08/15/23	909,600
2,500,000		Informatica Corp. 3.000%, 03/15/26	2,178,125
4,100,000		Intel Corp.∧ 2.950%, 12/15/35	2,946,875
2,200,000		Linear Technology Corp.∧ 3.000%, 05/01/27	1,413,500

			7,448,100

		TOTAL CONVERTIBLE BONDS (Cost $42,671,327)	30,201,363

SYNTHETIC CONVERTIBLE SECURITIES (4.6%)
Corporate Bonds (3.9%)
		Consumer Discretionary (1.1%)
		Cooper Tire & Rubber Company
126,000		7.625%, 03/15/27	63,630
32,000		8.000%, 12/15/19	17,760
111,000		D.R. Horton, Inc. 9.750%, 09/15/10	98,790
82,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	77,285
199,000		Expedia, Inc. 7.456%, 08/15/18	150,245
		General Motors Corp.∧
158,000		7.200%, 01/15/11	64,385
13,000		7.125%, 07/15/13	4,453
		Goodyear Tire & Rubber Company
114,000		7.857%, 08/15/11	98,040
114,000		7.000%, 03/15/28	62,130
174,000		Hanesbrands, Inc. 6.508%, 12/15/14	118,972
126,000		Liberty Media Corp.∧ 8.250%, 02/01/30	71,820
190,000		Mandalay Resort Group 7.625%, 07/15/13	86,450
19,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	16,435
76,000		Pulte Homes, Inc. 8.125%, 03/01/11	66,500
		Royal Caribbean Cruises, Ltd.
174,000		7.500%, 10/15/27	108,750
63,000		7.250%, 03/15/18∧	40,635
174,000		Service Corp. International 7.500%, 04/01/27	121,365
32,000		Sotheby’s Holdings, Inc.*∧ 7.750%, 06/15/15	19,040
47,000		Toll Brothers, Inc.∧ 8.250%, 02/01/11	40,890
142,000		Warnaco Group, Inc. 8.875%, 06/15/13	133,835
63,000	GBP	Warner Music Group 8.125%, 04/15/14	64,382

			1,525,792

		Consumer Staples (0.4%)
97,000		Alliance One International, Inc. 8.500%, 05/15/12	75,175
84,000		Chattem, Inc. 7.000%, 03/01/14	73,290
174,000		Constellation Brands, Inc. 7.250%, 09/01/16	145,290
76,000		NBTY, Inc. 7.125%, 10/01/15	57,380
190,000		Pilgrim’s Pride Corp.** 7.625%, 05/01/15	65,550
190,000		Smithfield Foods, Inc. 7.750%, 05/15/13	128,250

			544,935

		Energy (0.5%)
126,000		Arch Western Finance, LLC 6.750%, 07/01/13	106,470
183,000		Complete Production Services, Inc. 8.000%, 12/15/16	125,355
95,000		Comstock Resources, Inc. 6.875%, 03/01/12	72,675
87,000		Frontier Oil Corp.∧ 8.500%, 09/15/16	76,125
126,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	93,870
88,000		Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	56,760
152,000		Petrohawk Energy Corp. 7.125%, 04/01/12	117,040
92,000		Superior Energy Services, Inc. 6.875%, 06/01/14	77,740

			726,035

Schedule of Investments ANNUAL REPORT	101

See accompanying Notes to Schedule of Investments

High Yield Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

	Financials (0.4%)
142,000	Ford Motor Credit Company, LLC 7.875%, 06/15/10	$95,438
63,000	Host Hotels & Resorts, Inc. 7.125%, 11/01/13	49,770
	Leucadia National Corp.
188,000	7.000%, 08/15/13	166,380
68,000	8.125%, 09/15/15	60,520
177,000	Nuveen Investments, Inc.* 10.500%, 11/15/15	52,658
22,000	Omega Healthcare Investors, Inc. 7.000%, 04/01/14	18,370
133,000	SLM Corp. 8.450%, 06/15/18	95,095

		538,231

	Health Care (0.2%)
158,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	139,830
63,000	Community Health Systems, Inc. 8.875%, 07/15/15	53,078
9,000	DaVita, Inc. 7.250%, 03/15/15	7,740
82,000	Psychiatric Solutions, Inc. 7.750%, 07/15/15	67,855

		268,503

	Industrials (0.6%)
63,000	American Airlines, Inc. 7.250%, 02/05/09	62,134
114,000	BE Aerospace, Inc. 8.500%, 07/01/18	98,325
21,000	Deluxe Corp. 7.375%, 06/01/15	14,070
63,000	Gardner Denver, Inc. 8.000%, 05/01/13	57,645
153,000	General Cable Corp.∧ 7.125%, 04/01/17	100,980
63,000	Interline Brands, Inc. 8.125%, 06/15/14	48,825
158,000	SPX Corp.* 7.625%, 12/15/14	132,917
	Terex Corp.
109,000	7.375%, 01/15/14	85,020
51,000	8.000%, 11/15/17	37,995
254,000	Wesco Distribution, Inc. 7.500%, 10/15/17	184,150

		822,061

	Information Technology (0.3%)
114,000	Amkor Technology, Inc. 9.250%, 06/01/16	68,400
126,000	Jabil Circuit, Inc. 8.250%, 03/15/18	96,390
126,000	Lender Processing Services, Inc. 8.125%, 07/01/16	108,360
95,000	Seagate Technology 6.800%, 10/01/16	66,975
64,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	53,440
126,000	Xerox Corp. 8.000%, 02/01/27	93,879

		487,444

	Materials (0.2%)
25,000	Airgas, Inc.* 7.125%, 10/01/18	20,688
94,000	Boise Cascade Holdings, LLC 7.125%, 10/15/14	53,110
69,000	Century Aluminum Company 7.500%, 08/15/14	44,505
28,000	Steel Dynamics, Inc.* 7.750%, 04/15/16	18,690
95,000	Terra Industries, Inc. 7.000%, 02/01/17	81,225
	Union Carbide Corp.
41,000	7.875%, 04/01/23	35,040
22,000	7.500%, 06/01/25	17,330

		270,588

	Telecommunication Services (0.2%)
6,000	Frontier Communications Corp. 9.000%, 08/15/31	3,270
63,000	Leap Wireless International, Inc. 9.375%, 11/01/14	51,502
190,000	Qwest Communications International, Inc. 7.750%, 02/15/31	122,550
185,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	148,925

		326,247

	Utilities (0.0%)
63,000	Energy Future Holdings Corp. 10.250%, 11/01/15	48,353

	TOTAL CORPORATE BONDS	5,558,189

NUMBER OF
CONTRACTS		VALUE

Options (0.7%)
	Consumer Discretionary (0.1%)
55	Amazon.com, Inc.# Call, 01/16/10, Strike $70.00	67,925
140	Carnival Corp.# Call, 01/16/10, Strike $35.00	40,250
100	Nike, Inc.# Call, 01/16/10, Strike $60.00	101,500

		209,675

102	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

High Yield Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
CONTRACTS		VALUE

	Consumer Staples (0.1%)
210	Sysco Corp.# Call, 01/16/10, Strike $30.00	$57,750
160	Walgreen Company# Call, 01/16/10, Strike $32.50	42,400

		100,150

	Health Care (0.2%)
	Express Scripts, Inc.#
110	Call, 01/17/09, Strike $65.00	56,100
75	Call, 01/16/10, Strike $70.00	72,000
100	Gilead Sciences, Inc.# Call, 01/16/10, Strike $55.00	59,000
150	Johnson & Johnson# Call, 01/16/10, Strike $70.00	61,500
110	Medtronic, Inc.# Call, 01/16/10, Strike $50.00	31,900

		280,500

	Industrials (0.0%)
115	Honeywell International, Inc.# Call, 01/17/09, Strike $55.00	862

	Information Technology (0.3%)
160	Accenture, Ltd.# Call, 01/16/10, Strike $40.00	71,200
130	Adobe Systems, Inc.# Call, 01/16/10, Strike $45.00	21,125
25	Apple, Inc.# Call, 01/16/10, Strike $170.00	24,750
280	Cisco Systems, Inc.# Call, 01/16/10, Strike $25.00	45,360
220	Dell, Inc.# Call, 01/16/10, Strike $25.00	11,660
440	eBay, Inc.# Call, 01/16/10, Strike $25.00	47,740
190	Oracle Corp.# Call, 01/16/10, Strike $20.00	58,425
	QUALCOMM, Inc.#
100	Call, 01/16/10, Strike $45.00	56,000
80	Call, 01/16/10, Strike $50.00	31,800
140	SAP, AG# Call, 01/16/10, Strike $60.00	21,700

		389,760

	TOTAL OPTIONS	980,947

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $9,981,239)	6,539,136

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (6.6%)
	Consumer Staples (1.0%)
50,200	Archer Daniels Midland Company 6.250%	$1,440,740

	Financials (2.9%)
27,000	American International Group, Inc. 8.500%	120,150
2,850	Bank of America Corp. 7.250%	1,995,000
58,400	Citigroup, Inc. 6.500%	1,960,050

		4,075,200

	Industrials (0.9%)
37,000	Avery Dennison Corp. 7.875%	1,259,110

	Materials (1.8%)
29,750	Freeport-McMoRan Copper & Gold, Inc. 6.750%	1,451,205
40,000	Vale Capital, Ltd. (Companhia Vale do Rio Doce)∧Delta 5.500%	1,130,000

		2,581,205

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $18,757,612)	9,356,255

NUMBER OF
UNITS		VALUE

STRUCTURED EQUITY-LINKED SECURITIES (4.3%)
	Consumer Discretionary (1.7%)
35,000	Deutsche Bank, AG (Royal Caribbean Cruises, Ltd.)* 12.000%, 03/27/09	519,295
33,000	Goldman Sachs Group, Inc. (Apollo Group, Inc.)* 12.000%, 02/02/09	1,963,500

		2,482,795

	Energy (0.4%)
7,000	JPMorgan Chase & Company (Transocean, Inc.)* 12.000%, 12/01/08	575,820

	Information Technology (2.2%)
25,300	Bank of America Corp. (Infosys Technologies, Ltd.)* 12.000%, 02/09/09	758,747
40,000	Deutsche Bank, AG (Dell Inc.)* 12.000%, 02/13/09	545,200
35,000	Deutsche Bank, AG (eBay, Inc.)* 12.000%, 01/16/09	583,800

Schedule of Investments ANNUAL REPORT	103

See accompanying Notes to Schedule of Investments

High Yield Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

NUMBER OF
UNITS		VALUE

35,000	Goldman Sachs Group, Inc. (Nokia Corp.)* 12.000%, 02/12/09	$513,800
44,000	JPMorgan Chase & Company (Intel Corp.)* 12.000%, 12/01/08	704,440

		3,105,987

	TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $9,030,031)	6,164,602

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (2.1%)
3,011,116	Calamos Government Money Market Fund - Class I SharesΩ (Cost $3,011,116)	3,011,116

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (8.4%)
22,675	Bank of New York Institutional Cash Reserve Fund Series Bπ	—
7,100,000	Goldman Sachs Financial Square Prime Obligations Fund	7,100,000
2,000,000	JP Morgan US Government Money Market Fund	2,000,000

PRINCIPAL
AMOUNT		VALUE

2,763,000	Deutsche Bank, AG, repurchase agreement, 0.250%, dated 10/31/08 due 11/03/08, repurchase price $2,763,058, collateralized by various U.S. Government Agency Securities 0.000% - 5.550%, 04/24/09 - 01/23/23 with a value of $2,792,301	2,763,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $11,885,675)	11,863,000

TOTAL INVESTMENTS (105.1%) (Cost $209,158,864)		149,537,365

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-8.4%)		(11,885,675)

OTHER ASSETS, LESS LIABILITIES (3.3%)		4,645,224

NET ASSETS (100.0%)		$142,296,914

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-0.2%)
	Financials (-0.2%)
	SPDR Trust Series 1#
295	Call, 12/20/08, Strike $103.00	$(120,950)
215	Call, 01/17/09, Strike $98.00	(166,088)

		(287,038)

	TOTAL WRITTEN OPTIONS (Premium $277,966)	(287,038)

NOTES TO SCHEDULE OF INVESTMENTS

∧	Security, or portion of security, is on loan.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2008.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2008, the value of 144A securities that could not be exchanged to the registered form is $10,176,515 or 7.2% of net assets.
**	On December 1, 2008, Pilgrim’s Pride Corp. filed for bankruptcy protection.
#	Non-income producing security.
Delta	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
Ω	Investment in affiliated fund. During the period from November 1, 2007 through October 31, 2008, the fund had net purchases of $784,254 and received $107,330 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $2,226,862 in the affiliated fund.
π	On September 15, 2008, Lehman Brothers Holdings, Inc., the sole holding of the Bank of New York Institutional Cash Reserve Fund Series B, filed for bankruptcy protection.

FOREIGN CURRENCY ABBREVIATIONS

GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

104	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Total Return Bond Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (34.0%)
		Consumer Discretionary (3.2%)
1,500,000		Comcast Corp. 5.700%, 05/15/18	$1,241,568
1,000,000		Honda Motor Company* 7.625%, 10/01/18	948,663
1,000,000		McDonald’s Corp. 6.300%, 10/15/37	879,612
1,000,000		Target Corp. 6.000%, 01/15/18	828,291

			3,898,134

		Consumer Staples (3.1%)
1,000,000		General Mills, Inc. 5.250%, 08/15/13	947,464
500,000		Kimberly-Clark Corp. 7.500%, 11/01/18	509,960
1,000,000		Kraft Foods, Inc. 6.000%, 02/11/13	935,408
1,000,000		PepsiCo, Inc. 7.900%, 11/01/18	1,056,842
500,000		Tesco, PLC* 5.500%, 11/15/17	396,879

			3,846,553

		Energy (2.7%)
1,000,000		Consolidated Edison, Inc. 6.750%, 04/01/38	808,932
250,000		Pacific Gas and Electric Company 5.625%, 11/30/17	215,714
1,000,000		Transocean, Inc. 5.250%, 03/15/13	911,513
500,000		Virginia Electric and Power Company 5.100%, 11/30/12	456,210
1,000,000		XTO Energy, Inc. 4.625%, 06/15/13	858,193

			3,250,562

		Financials (5.1%)
2,000,000		Bank of America Corp. 5.300%, 03/15/17	1,687,906
1,000,000		Berkshire Hathaway Finance Corp.* 5.000%, 08/15/13	953,247
2,000,000		JPMorgan Chase & Company‡ 7.900%, 04/29/49	1,625,052
2,000,000		Wells Fargo & Company‡ 9.750%, 12/29/49	1,941,842

			6,208,047

		Industrials (4.7%)
1,000,000		Caterpillar, Inc. 6.200%, 09/30/13	965,407
600,000		EnCana Corp. 6.625%, 08/15/37	425,070
2,000,000		General Electric Company 5.625%, 05/01/18	1,649,340
1,000,000		Norfolk Southern Corp. 5.750%, 04/01/18	862,264
1,000,000		Union Pacific Corp. 5.450%, 01/31/13	923,317
1,000,000		Waste Management Inc. 7.375%, 08/01/10	955,471

			5,780,869

		Information Technology (4.9%)
1,000,000		Cisco Systems, Inc. 5.500%, 02/22/16	928,297
1,000,000		International Business Machines Corp. 5.700%, 09/14/17	909,917
1,000,000		Oracle Corp. 6.500%, 04/15/38	834,453
		Xerox Corp.
2,000,000	EUR	9.750%, 01/15/09	2,472,626
1,000,000		7.125%, 06/15/10	901,790

			6,047,083

		Materials (1.5%)
1,000,000		Rio Tinto, PLC 5.875%, 07/15/13	854,150
1,000,000		Vulcan Materials Company 6.300%, 06/15/13	944,805

			1,798,955

		Telecommunication Services (8.0%)
2,000,000		British Telecommunications, PLC 8.625%, 12/15/10	1,977,000
2,150,000		Deutsche Telekom, AG 8.500%, 06/15/10	2,118,373
2,000,000		Koninklijke KPN, NV 8.000%, 10/01/10	1,916,044
2,000,000		Telefonica Europe, BV 7.750%, 09/15/10	1,937,000
1,000,000		Time Warner Cable, Inc. 6.750%, 07/01/18	859,116
1,000,000		Verizon Communications, Inc. 8.950%, 03/01/39	1,013,990

			9,821,523

		Utilities (0.8%)
1,000,000		Exelon Corp. 6.950%, 06/15/11	949,929

		TOTAL CORPORATE BONDS (Cost $45,235,687)	41,601,655

Schedule of Investments ANNUAL REPORT	105

See accompanying Notes to Schedule of Investments

Total Return Bond Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

PRINCIPAL
AMOUNT			VALUE

U.S. GOVERNMENT AND AGENCY SECURITIES (15.6%)
2,000,000		Federal Home Loan Bank 3.625%, 05/29/13	$1,945,884
		Federal Home Loan Mortgage Corp.
5,000,000		3.875%, 06/29/11	5,092,345
5,000,000		3.250%, 05/12/10	5,001,115
		Federal National Mortgage Association
2,000,000		3.750%, 06/10/11	2,003,180
2,000,000		3.125%, 06/04/10	1,996,858
		United States Treasury Notes
2,275,000		6.625%, 02/15/27	2,787,942
260,000		4.000%, 08/15/18	260,427

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $19,154,015)	19,087,751

RESIDENTIAL MORTGAGE BACKED SECURITIES (45.8%)
		Federal Home Loan Mortgage Corp.≠
12,000,000		6.000%, 12/01/38	11,956,872
9,000,000		6.500%, 12/01/38	9,105,471
		Federal National Mortgage Association
6,358,158		6.000%, 06/01/37	6,359,456
6,000,000		5.500%, 12/01/38≠	5,852,814
6,000,000		5.500%, 11/01/38≠	5,862,186
5,000,000		5.000%, 12/01/38≠	4,730,470
4,468,341		5.500%, 06/01/37	4,368,716
3,217,646		5.000%, 05/01/37	3,050,014
1,984,441		4.715%, 05/01/38‡	1,971,854
1,768,941		6.000%, 05/01/37	1,769,302
1,061,311		6.500%, 06/01/36	1,076,633

		TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $56,532,229)	56,103,788

SOVEREIGN (11.0%)
2,450,000	EUR	Federal Republic of Germany 3.750%, 07/04/13	3,198,517
2,250,000	EUR	Government of France 4.500%, 07/12/13	2,996,472
150,000,000	JPY	Government of Japan 0.800%, 08/15/10	1,529,700
1,725,000	EUR	Kingdom of the Netherlands 5.000%, 07/15/12	2,310,454
2,125,000	GBP	United Kingdom Treasury 4.500%, 03/07/13	3,497,844

		TOTAL SOVEREIGN BONDS (Cost $13,290,974)	13,532,987

NUMBER OF
SHARES			VALUE

INVESTMENT IN AFFILIATED FUND (25.7%)
31,518,468		Calamos Government Money Market Fund - Class I SharesΩ (Cost $31,518,468)	$31,518,468

TOTAL INVESTMENTS (132.1%) (Cost $165,731,373)			161,844,649

LIABILITIES, LESS OTHER ASSETS (-32.1%)			(39,347,944)

NET ASSETS (100.0%)			$122,496,705

FORWARD FOREIGN CURRENCY CONTRACTS

	Settlement	Local	Current	Unrealized
Short Contracts	Date	Currency	Value	Gain/Loss

British Pound Sterling	02/08/09	2,140,000	$3,435,491	$446,069
Euro	11/18/08	8,681,000	11,058,364	1,191,329
Japanese Yen	11/13/08	150,350,000	1,526,731	(139,624)

				$1,497,774

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2008, the value of 144A securities that could not be exchanged to the registered form is $1,345,542 or 1.1% of net assets.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2008.
≠	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Ω	Investment in affiliated fund. During the period from November 1, 2007 through October 31, 2008, the fund had net purchases of $11,438,183 and received $761,183 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $20,080,285 in the affiliated fund.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

106	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

	Growth	Growth and	Value	Blue Chip
October 31, 2008	Fund	Income Fund	Fund	Fund

ASSETS
Investments in securities, at value* (cost $9,607,769,231; $4,425,095,442; $93,140,132; $130,151,780)	$8,008,446,219	$3,589,972,139	$79,799,051	$110,818,969
Investments in affiliated funds (cost $259,655,004; $56,141,809; $3,425,427; $5,689,345)	259,655,004	56,141,809	3,425,427	5,689,345
Cash with custodian (interest bearing)	105	285	30	33
Receivables:
Accrued interest and dividends	3,731,827	14,897,210	82,206	136,472
Investments sold	200,966,656	63,581,336	—	—
Fund shares sold	12,256,103	3,961,513	58,383	297,615
Prepaid expenses	274,883	94,320	16,955	16,317
Other assets	241,404	107,023	29,464	23,929

Total assets	$8,485,572,201	$3,728,755,635	$83,411,516	$116,982,680

LIABILITIES AND NET ASSETS
Payables:
Cash collateral for securities loaned	541,024,578	212,041,338	7,388,503	12,641,498
Investments purchased	39,559,902	12,743,564	—	1,001,753
Fund shares redeemed	32,183,549	12,106,203	58,904	190,951
Affiliates:
Investment advisory fees	5,580,543	2,045,576	65,519	86,867
Distribution fees	283,957	162,123	1,927	2,403
Deferred compensation to Trustees	241,404	107,023	29,464	23,929
Financial accounting fees	80,809	35,740	771	1,018
Trustees’ fees and officer compensation	4,104	1,741	184	200
Other accounts payable and accrued liabilities	3,406,468	1,238,686	37,751	39,318

Total liabilities	622,365,314	240,481,994	7,583,023	13,987,937

NET ASSETS	$7,863,206,887	$3,488,273,641	$75,828,493	$102,994,743

ANALYSIS OF NET ASSETS
Paid in capital	$9,738,573,297	$4,332,764,481	$89,422,653	$123,857,231
Undistributed net investment income (loss)	3,629,311	(10,950,448)	(45,267)	72,613
Accumulated net realized gain (loss) on investments and foreign currency transactions	(279,671,397)	1,582,911	(203,150)	(1,602,290)
Unrealized appreciation (depreciation) of investments and foreign currency translations	(1,599,324,324)	(835,123,303)	(13,345,743)	(19,332,811)

NET ASSETS	$7,863,206,887	$3,488,273,641	$75,828,493	$102,994,743

CLASS A SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$5,052,016,477	$1,749,432,511	$45,371,966	$67,229,023
Shares outstanding	156,899,832	82,786,297	5,097,769	7,544,684
Net asset value and redemption price per share	$32.20	$21.13	$8.90	$8.91

Maximum offering price per share (Net asset value, plus 4.99% of net asset value or 4.75% of offering price)	$33.81	$22.18	$9.34	$9.35

CLASS B SHARES (no par value; unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$609,199,861	$385,128,155	$5,377,267	$4,832,893
Shares outstanding	18,724,863	16,149,488	635,736	560,202
Net asset value, offering price and redemption price per share	$32.53	$23.85	$8.46	$8.63

CLASS C SHARES (no par value; unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$1,732,304,937	$1,212,714,529	$7,295,441	$8,489,049
Shares outstanding	58,180,096	57,113,187	863,007	983,641
Net asset value, offering price and redemption price per share	$29.77	$21.23	$8.45	$8.63

CLASS I SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$468,905,663	$140,308,243	$17,711,463	$22,337,498
Shares outstanding	13,443,933	6,782,803	1,955,996	2,490,896
Net asset value, offering price and redemption price per share	$34.88	$20.69	$9.05	$8.97

CLASS R SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$779,949	$690,203	$72,356	$106,280
Shares outstanding	24,333	32,746	8,155	11,962
Net asset value, offering price and redemption price per share	$32.05	$21.08	$8.87	$8.88

*	Includes securities on loan with a value of $532,652,203, $211,849,517, $7,165,430, $12,073,886 for the Growth Fund, Growth and Income Fund, Value Fund and Blue Chip Fund, respectively.
**	Redemption price may be reduced by contingent deferred sales charge.

Statements of Assets and Liabilities ANNUAL REPORT	107

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

	Multi-Fund	130/30	Global Growth and	International
October 31, 2008	Blend	Equity Fund	Income Fund	Growth Fund

ASSETS
Investments in securities, at value* (cost $22,406,348; $983,415,740; $370,217,733)	$—	$14,753,763	$746,533,558	$251,425,915
Investments in affiliated funds (cost $24,353,457; $2,734,006; $37,764,756; $12,258,948)	15,658,045	2,734,006	37,764,756	12,258,948
Cash with custodian (interest bearing)	—	119	—	384
Due from investment advisor	7,323	—	—	—
Foreign currency (cost $137; $149)	—	—	137	285
Unrealized appreciation on forward foreign currency contracts	—	—	5,084,108	—
Receivables:
Accrued interest and dividends	—	3,419	3,349,756	869,079
Investments sold	18,132	—	7,770,660	4,985,976
Fund shares sold	6,448	—	995,892	176,507
Prepaid expenses	23,960	27	57,831	30,753
Deferred offering costs	—	80,430	—	—
Other assets	9,409	1,925	41,042	19,058

Total assets	15,723,317	17,573,689	801,597,740	269,766,905

LIABILITIES AND NET ASSETS
Common stocks sold short, at value (proceeds $1,417,598)	—	1,016,334	—	—
Due to custodian	18,128	—	2,546,925	—
Payables:
Cash collateral for securities loaned	—	—	55,290,764	—
Investments purchased	—	—	4,983,001	—
Fund shares redeemed	17,556	—	2,443,466	799,320
Organization expense and offering costs	—	35,849	—	—
Affiliates:
Investment advisory fees	—	31,910	648,578	242,963
Distribution fees	752	149	28,853	7,243
Deferred compensation to Trustees	9,409	1,925	41,042	19,058
Financial accounting fees	170	167	7,753	2,875
Trustees’ fees and officer compensation	169	207	492	310
Other accounts payable and accrued liabilities	22,721	20,846	266,889	123,825

Total liabilities	68,905	1,107,387	66,257,763	1,195,594

NET ASSETS	$15,654,412	$16,466,302	$735,339,977	$268,571,311

ANALYSIS OF NET ASSETS
Paid in capital	$24,396,417	$25,402,381	$971,680,460	$404,776,496
Undistributed net investment income (loss)	(18,306)	(26,060)	12,180,432	(79,063)
Accumulated net realized gain (loss) on investments, short positions and foreign currency transactions	(28,287)	(1,658,698)	(16,713,280)	(17,310,268)
Unrealized appreciation (depreciation) of investments, short positions and foreign currency translations	(8,695,412)	(7,251,321)	(231,807,635)	(118,815,854)

NET ASSETS	$15,654,412	$16,466,302	$735,339,977	$268,571,311

CLASS A SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$8,035,381	$887,093	$300,562,735	$130,686,224
Shares outstanding	1,031,502	137,152	40,917,009	14,687,823
Net asset value and redemption price per share	$7.79	$6.47	$7.35	$8.90

Maximum offering price per share (Net asset value, plus 4.99% of net asset value or 4.75% of offering price)	$8.18	$6.79	$7.72	$9.34

CLASS B SHARES (no par value; unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$2,247,851	$673,124	$52,729,090	$15,977,783
Shares outstanding	292,250	104,342	7,015,607	1,828,645
Net asset value, offering price and redemption price per share	$7.69	$6.45	$7.52	$8.74

CLASS C SHARES (no par value; unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$5,178,939	$663,213	$236,087,973	$43,401,052
Shares outstanding	673,562	102,804	33,443,460	4,974,374
Net asset value, offering price and redemption price per share	$7.69	$6.45	$7.06	$8.72

CLASS I SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$121,707	$13,596,591	$145,751,018	$78,422,602
Shares outstanding	15,561	2,100,043	19,609,808	8,782,913
Net asset value, offering price and redemption price per share	$7.82	$6.47	$7.43	$8.93

CLASS R SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$70,534	$646,281	$209,161	$83,650
Shares outstanding	9,076	100,000	28,563	9,423
Net asset value, offering price and redemption price per share	$7.77	$6.46	$7.32	$8.88

*	Includes securities on loan with a value of $55,415,903 for Global Growth and Income Fund.
**	Redemption price may be reduced by contingent deferred sales charge.

108	ANNUAL REPORT Statements of Assets and Liabilities

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

	Global	Evolving World	Convertible	Market Neutral
October 31, 2008	Equity Fund	Growth Fund	Fund	Income Fund

ASSETS
Investments in securities, at value* (cost $46,980,520; $21,119,070; $580,111,117; $1,652,840,253)	$30,744,125	$14,514,222	$475,238,129	$1,276,179,341
Investments in affiliated funds (cost $3,011,507; $4,278,543; $55,972,675; $23,860,635)	3,011,507	4,278,543	55,972,675	23,860,635
Cash with custodian (interest bearing)	621	71	271	11,450,211
Due from investment advisor	—	11,936	—	—
Restricted cash for short positions (interest bearing)	—	—	—	117,956,101
Restricted foreign currency for short positions (interest bearing, cost $2,016,440)	—	—	—	1,739,376
Foreign currency (cost $14; $3)	31	3	—	—
Unrealized appreciation on forward foreign currency contracts	212,582	—	43,155	—
Receivables:
Accrued interest and dividends	69,540	30,935	2,771,363	6,035,485
Investments sold	371,680	—	—	120,759,781
Fund shares sold	27,248	—	16,460,465	5,757,417
Prepaid expenses	18,629	27	25,629	74,692
Deferred offering costs	—	122,342	—	—
Other assets	8,345	1,870	38,533	43,089

Total assets	34,464,308	18,959,949	550,550,220	1,563,856,128

LIABILITIES AND NET ASSETS
Common stocks sold short, at value (proceeds $161,170,287)	—	—	—	114,691,882
Options written, at value (proceeds $22,148,368)	—	—	—	19,833,250
Payables:
Cash collateral for securities loaned	—	—	46,406,357	17,149,808
Investments purchased	475,302	86,443	33,439,044	79,742,219
Fund shares redeemed	400	—	1,079,269	5,348,716
Organization expense and offering costs	—	37,826	—	—
Affiliates:
Investment advisory fees	31,351	17,105	270,690	810,852
Distribution fees	960	169	22,548	49,539
Deferred compensation to Trustees	8,345	1,870	38,533	43,089
Financial accounting fees	342	189	4,197	13,511
Trustees’ fees and officer compensation	153	144	323	679
Other accounts payable and accrued liabilities	25,307	20,079	140,772	355,725

Total liabilities	542,160	163,825	81,401,733	238,039,270

NET ASSETS	$33,922,148	$18,796,124	$469,148,487	$1,325,816,858

ANALYSIS OF NET ASSETS
Paid in capital	$51,215,568	$25,584,712	$568,863,418	$1,598,579,563
Undistributed net investment income (loss)	903,876	48,525	(2,287,019)	(5,289,768)
Accumulated net realized gain (loss) on investments, short positions, written options and foreign currency transactions	(2,168,644)	(232,519)	7,401,921	60,671,515
Unrealized appreciation (depreciation) of investments, short positions, written options and foreign currency translations	(16,028,652)	(6,604,594)	(104,829,833)	(328,144,452)

NET ASSETS	$33,922,148	$18,796,124	$469,148,487	$1,325,816,858

CLASS A SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$23,904,016	$1,193,908	$222,242,833	$815,844,701
Shares outstanding	3,340,327	162,900	15,731,966	74,337,332
Net asset value and redemption price per share	$7.16	$7.33	$14.13	$10.97

Maximum offering price per share (Net asset value, plus 4.99% of net asset value or 4.75% of offering price)	$7.52	$7.70	$14.83	$11.52

CLASS B SHARES (no par value; unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$1,531,103	$731,817	$67,312,925	$43,852,413
Shares outstanding	216,758	100,000	4,083,662	3,819,694
Net asset value, offering price and redemption price per share	$7.06	$7.32	$16.48	$11.48

CLASS C SHARES (no par value; unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$4,338,847	$734,008	$164,362,692	$363,212,934
Shares outstanding	614,047	100,299	11,669,026	32,655,772
Net asset value, offering price and redemption price per share	$7.07	$7.32	$14.09	$11.12

CLASS I SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$3,435,514	$15,403,818	$15,151,799	$102,744,482
Shares outstanding	477,974	2,100,537	1,135,300	9,440,958
Net asset value, offering price and redemption price per share	$7.19	$7.33	$13.35	$10.88

CLASS R SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$712,668	$732,573	$78,238	$162,328
Shares outstanding	100,000	100,000	5,545	14,804
Net asset value, offering price and redemption price per share	$7.13	$7.33	$14.11	$10.96

*	Includes securities on loan with a value of $46,571,497, $16,796,990 for Convertible Fund and Market Neutral Income Fund, respectively.
**	Redemption price may be reduced by contingent deferred sales charge.

Statements of Assets and Liabilities ANNUAL REPORT	109

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

	High Yield	Total Return
October 31, 2008	Fund	Bond Fund

ASSETS
Investments in securities, at value* (cost $206,147,748; $134,212,905)	$146,526,249	$130,326,181
Investments in affiliated funds (cost $3,011,116; $31,518,468)	3,011,116	31,518,468
Cash with custodian (interest bearing)	110,264	276
Due from investment advisor	—	8,598
Restricted cash for open options (interest bearing)	150,000	—
Foreign currency (cost $26,150)	—	26,290
Unrealized appreciation on forward foreign currency contracts	—	1,637,398
Receivables:
Accrued interest and dividends	3,008,143	1,260,434
Investments sold	2,256,133	35,993,645
Fund shares sold	174,065	239,617
Prepaid expenses	30,770	29,652
Other assets	31,105	7,820

Total assets	155,297,845	201,048,379

LIABILITIES AND NET ASSETS
Options written, at value (proceeds $277,966)	287,038	—
Payables:
Cash collateral for securities loaned	11,885,675	—
Investments purchased	274,082	78,084,995
Fund shares redeemed	344,345	188,007
Affiliates:
Investment advisory fees	96,577	53,492
Distribution fees	5,357	3,749
Deferred compensation to Trustees	31,105	7,820
Financial accounting fees	1,505	1,174
Trustees’ fees and officer compensation	215	177
Unrealized depreciation on forward foreign currency contracts	—	139,624
Other accounts payable and accrued liabilities	75,032	72,636

Total liabilities	13,000,931	78,551,674

NET ASSETS	$142,296,914	$122,496,705

ANALYSIS OF NET ASSETS
Paid in capital	$205,323,767	$127,185,755
Undistributed net investment income (loss)	(926,082)	(952,341)
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions	(2,470,021)	(1,345,915)
Unrealized appreciation (depreciation) of investments, written options and foreign currency translations	(59,630,750)	(2,390,794)

NET ASSETS	$142,296,914	$122,496,705

CLASS A SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$90,994,808	$55,857,920
Shares outstanding	12,789,586	5,687,942
Net asset value and redemption price per share	$7.11	$9.82

Maximum offering price per share (Net asset value, plus 4.99% of net asset value or 4.75% of offering price)	$7.46	$10.20 #

CLASS B SHARES (no par value; unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$14,955,823	$12,538,783
Shares outstanding	2,034,878	1,276,535
Net asset value, offering price and redemption price per share	$7.35	$9.82

CLASS C SHARES (no par value; unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$28,261,366	$19,018,125
Shares outstanding	3,867,136	1,936,619
Net asset value, offering price and redemption price per share	$7.31	$9.82

CLASS I SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$8,010,295	$34,048,637
Shares outstanding	1,125,820	3,467,854
Net asset value, offering price and redemption price per share	$7.12	$9.82

CLASS R SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$74,622	$1,033,240
Shares outstanding	10,497	105,206
Net asset value, offering price and redemption price per share	$7.11	$9.82

*	Includes securities on loan with a value of $11,272,103 for High Yield Fund.
**	Redemption price may be reduced by contingent deferred sales charge.
∧	For Total Return Bond Fund, includes $37,507,813 purchased on a delayed delivery basis.
#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

110	ANNUAL REPORT Statements of Assets and Liabilities

See accompanying Notes to Financial Statements

Statements of Operations

	Growth	Growth and	Value	Blue Chip
Year Ended October, 31, 2008	Fund	Income Fund	Fund	Fund

INVESTMENT INCOME
Interest	$549,251	$70,316,576	$43,068	$—
Dividends	82,318,375	48,843,107	1,698,783	2,676,668
Dividends from affiliates	7,034,842	4,056,474	75,293	50,084
Securities lending income	14,005,108	1,809,178	40,754	45,478

Total investment income*	103,907,576	125,025,335	1,857,898	2,772,230

EXPENSES
Investment advisory fees	109,497,128	35,734,644	1,078,753	1,427,073
Distribution fees
Class A	23,231,874	7,014,765	156,376	234,779
Class B	10,795,884	5,944,998	80,829	68,468
Class C	30,182,778	18,443,755	107,256	115,280
Class R	2,819	1,987	481	538
Financial accounting fees	1,561,828	610,469	12,238	16,187
Transfer agent fees	15,196,819	5,224,113	105,607	135,600
Accounting fees	744,763	295,801	13,378	14,652
Audit fees	327,656	137,840	16,418	17,299
Legal fees	118,857	67,798	5,349	5,640
Custodian fees	535,115	221,734	4,407	1,238
Printing and mailing fees	3,927,293	1,221,089	23,877	23,189
Registration fees	285,402	110,695	54,128	56,117
Trustees’ fees and officer compensation	390,997	160,476	17,021	17,629
Other	347,070	146,364	4,684	5,615

Total expenses	197,146,283	75,336,528	1,680,802	2,139,304
Less expense reductions	(493,848)	(255,024)	(4,942)	(3,397)

Net expenses	196,652,435	75,081,504	1,675,860	2,135,907

NET INVESTMENT INCOME (LOSS)	(92,744,859)	49,943,831	182,038	636,323

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(279,996,701)	20,393,744	(376,788)	(1,817,993)
Foreign currency transactions	(347,961)	(202,638)	16,953	(1,042)
Written options	—	3,754,880	—	—
Change in net unrealized appreciation/depreciation on:
Investments in securities	(7,568,766,096)	(2,210,477,049)	(42,822,925)	(56,875,279)
Foreign currency translations	(32,064)	(45,651)	(5,858)	—

NET REALIZED AND UNREALIZED GAIN (LOSS)	(7,849,142,822)	(2,186,576,714)	(43,188,618)	(58,694,314)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,941,887,681)	$(2,136,632,883)	$(43,006,580)	$(58,057,991)

*	Net of foreign taxes withheld of $807,345, $515,004, $51,501, and $8,369 for the Growth Fund, Growth and Income Fund, Value Fund, and Blue Chip Fund, respectively.

Statements of Operations ANNUAL REPORT	111

See accompanying Notes to Financial Statements

Statements of Operations

	Multi-Fund	130/30	Global Growth and	International
Year Ended October, 31, 2008	Blend	Equity Fund∧	Income Fund	Growth Fund

INVESTMENT INCOME
Interest	$—	$—	$15,591,238	$—
Dividends	—	77,839	13,237,849	7,974,041
Dividends from affiliates	108,116	37,006	841,220	388,767
Securities lending income	—	—	305,464	—

Total investment income*	108,116	114,845	29,975,771	8,362,808

EXPENSES
Investment advisory fees	—	91,895	11,617,490	4,829,882
Performance fees**	—	—	—	229,493
Distribution fees
Class A	45,348	1,009	1,345,976	597,175
Class B	38,459	3,089	824,095	324,399
Class C	95,150	3,041	3,774,238	823,142
Class R	509	1,508	1,139	626
Financial accounting fees	3,599	873	137,087	54,876
Transfer agent fees	37,872	1,339	995,778	424,607
Accounting fees	8,690	3,038	71,829	32,928
Audit fees	16,646	12,878	41,970	25,439
Legal fees	4,793	1,775	19,886	8,900
Custodian fees	—	5,839	134,579	112,547
Printing and mailing fees	13,955	1,500	230,674	92,348
Registration fees	52,979	6	91,020	66,510
Trustees’ fees and officer compensation	16,724	3,684	46,183	26,776
Dividend expense on short positions	—	13,506	—	—
Interest expense	—	7,311	—	—
Organization expense and offering costs	—	60,649	—	—
Other	7,106	109	38,391	59,764

Total expenses	341,830	213,049	19,370,335	7,709,412
Less expense reductions	(80,855)	(72,144)	(49,656)	(24,572)

Net expenses	260,975	140,905	19,320,679	7,684,840

NET INVESTMENT INCOME (LOSS)	(152,859)	(26,060)	10,655,092	677,968

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(2,509,059)	(1,197,819)	(20,859,339)	(18,008,571)
Distributions from affiliated investment companies	2,646,674	—	—	—
Foreign currency transactions	—	—	12,325,822	383,066
Written options	—	—	25,058	—
Short positions	—	(460,879)	—	—
Change in net unrealized appreciation/depreciation on:
Investments in securities	(14,151,489)	(7,652,585)	(553,344,488)	(289,723,826)
Foreign currency translations	—	—	11,014,143	(209,725)
Short positions	—	401,264	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,013,874)	(8,910,019)	(550,838,804)	(307,559,056)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,166,733)	$(8,936,079)	$(540,183,712)	$(306,881,088)

*	Net of foreign taxes withheld of $667,348, and $557,665 for the Global Growth and Income Fund, and International Growth Fund respectively.

**	Performance fees are in effect for International Growth Fund.

∧	130/30 Equity Fund commenced operations on June 20, 2008.

112	ANNUAL REPORT Statements of Operations

See accompanying Notes to Financial Statements

Statements of Operations

	Global Equity	Evolving World	Convertible	Market Neutral
Year Ended October, 31, 2008	Fund	Growth Fund∧	Fund	Income Fund

INVESTMENT INCOME
Interest	$—	$16,191	$14,973,373	$28,389,737
Dividends	637,868	54,153	4,584,043	25,365,559
Dividends from affiliates	35,989	37,543	273,295	1,962,091
Securities lending income	—	—	379,871	10,773

Total investment income*	673,857	107,887	20,210,582	55,728,160

EXPENSES
Investment advisory fees	520,490	49,659	4,456,758	11,017,549
Performance fees**	79,794	—	—	—
Distribution fees
Class A	95,982	604	630,477	2,585,722
Class B	23,267	1,778	1,055,559	519,853
Class C	52,946	1,783	2,275,586	4,531,602
Class R	5,503	890	517	631
Financial accounting fees	5,905	541	68,175	179,232
Transfer agent fees	55,565	565	547,514	1,371,557
Accounting fees	9,802	1,753	39,261	92,098
Audit fees	16,252	11,542	27,731	53,368
Legal fees	6,599	1,379	9,272	18,130
Custodian fees	30,515	7,466	16,742	47,652
Printing and mailing fees	7,061	1,500	141,754	281,344
Registration fees	43,678	—	38,815	110,924
Trustees’ fees and officer compensation	14,826	3,290	30,169	55,012
Dividend expense on short positions	—	—	—	658,689
Organization expense and offering costs	18,568	46,860	—	—
Other	8,707	232	17,688	44,667

Total expenses	995,460	129,842	9,356,018	21,568,030
Less expense reductions	(2,348)	(60,437)	(17,229)	(127,822)

Net expenses	993,112	69,405	9,338,789	21,440,208

NET INVESTMENT INCOME (LOSS)	(319,255)	38,482	10,871,793	34,287,952

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(2,241,356)	(232,519)	13,771,104	(60,289,332)
Foreign currency transactions	1,250,221	10,043	46,508	(147,262)
Written options	—	—	16,876	121,382,376
Short positions	—	—	—	26,046,974
Change in net unrealized appreciation/depreciation on:
Investments in securities	(28,522,572)	(6,604,848)	(212,145,965)	(461,426,564)
Foreign currency translations	207,013	254	172,698	(277,064)
Written options	—	—	—	2,735,654
Short positions	—	—	—	101,255,439

NET REALIZED AND UNREALIZED GAIN (LOSS)	(29,306,694)	(6,827,070)	(198,138,779)	(270,719,779)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,625,949)	$(6,788,588)	$(187,266,986)	$(236,431,827)

*	Net of foreign taxes withheld of $41,647, $240, and $46,613 for the Global Equity Fund, Evolving World Growth Fund, and Convertible Fund respectively.

**	Performance fees are in effect for Global Equity Fund.

∧	Evolving World Growth Fund commenced operations on August 15, 2008.

Statements of Operations ANNUAL REPORT	113

See accompanying Notes to Financial Statements

Statements of Operations

	High Yield	Total Return
Year Ended October, 31, 2008	Fund	Bond Fund

INVESTMENT INCOME
Interest	$11,946,469	$3,239,250
Dividends	1,900,301	49,589
Dividends from affiliates	107,330	761,183
Securities lending income	55,374	—

Total investment income*	14,009,474	4,050,022

EXPENSES
Investment advisory fees	1,522,122	546,838
Distribution fees
Class A	329,680	121,708
Class B	227,294	67,268
Class C	414,880	82,357
Class R	491	5,317
Financial accounting fees	23,019	11,311
Transfer agent fees	221,984	37,806
Accounting fees	17,887	12,470
Audit fees	17,949	20,165
Legal fees	6,104	9,298
Custodian fees	5,017	14,302
Printing and mailing fees	42,986	9,595
Registration fees	68,277	32,289
Trustees’ fees and officer compensation	19,272	13,681
Organization expense and offering costs	—	157,958
Other	6,943	9,005

Total expenses	2,923,905	1,151,368

Less expense reductions	(7,183)	(297,045)

Net expenses	2,916,722	854,323

NET INVESTMENT INCOME (LOSS)	11,092,752	3,195,699

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(3,374,504)	(2,268,181)
Foreign currency transactions	15,628	194,104
Written options	1,621,553	—
Change in net unrealized appreciation/depreciation on:
Investments in securities	(70,740,761)	(4,192,104)
Foreign currency translations	(4,348)	1,393,652
Written options	(9,072)	—

NET REALIZED AND UNREALIZED GAIN (LOSS)	(72,491,504)	(4,872,529)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(61,398,752)	$(1,676,830)

114	ANNUAL REPORT Statements of Operations

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Growth Fund		Growth and Income Fund		Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

OPERATIONS
Net investment income (loss)	$(92,744,859)	$(133,248,876)	$49,943,831	$53,436,970	$182,038	$(85,315)
Net realized gain (loss) from investments in securities, written options and foreign currency transactions	(280,344,662)	1,918,658,401	23,945,986	505,171,378	(359,835)	8,906,128
Change in net unrealized appreciation/depreciation on investments in securities, written options and foreign currency translations	(7,568,798,160)	2,693,281,445	(2,210,522,700)	451,965,303	(42,828,783)	7,859,432

Net increase (decrease) in net assets resulting from operations	(7,941,887,681)	4,478,690,970	(2,136,632,883)	1,010,573,651	(43,006,580)	16,680,245

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(50,208,062)	(52,328,321)	(439,452)	—
Class B	—	—	(5,839,660)	(4,265,101)	—	—
Class C	—	—	(22,254,819)	(16,691,465)	—	—
Class I	—	—	(3,054,792)	(2,829,908)	(272,829)	—
Class R	—	—	(8,045)	(938)	(577)	—
Net realized gains
Class A	(1,287,307,945)	(440,815,634)	(235,122,387)	(187,949,745)	(4,576,311)	(5,167,292)
Class B	(147,382,139)	(44,394,875)	(45,159,544)	(35,198,061)	(690,184)	(530,973)
Class C	(435,024,344)	(138,251,343)	(152,789,026)	(115,173,566)	(913,396)	(820,715)
Class I	(22,816,573)	(4,732,416)	(12,177,540)	(8,305,941)	(1,805,055)	(381,974)
Class R	(43,718)	—	(7,924)	—	(6,853)	—

Total distributions	(1,892,574,719)	(628,194,268)	(526,621,799)	(422,743,046)	(8,704,657)	(6,900,954)

CAPITAL SHARE TRANSACTIONS	203,954,395	(4,067,523,245)	(448,499,100)	(591,740,991)	(4,106,144)	(11,619,074)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,630,508,005)	(217,026,543)	(3,111,753,782)	(3,910,386)	(55,817,381)	(1,839,783)

NET ASSETS
Beginning of period	$17,493,714,892	$17,710,741,435	$6,600,027,423	$6,603,938,809	$131,645,874	$133,485,657

End of period	7,863,206,887	17,493,714,892	3,488,273,641	6,600,027,423	75,828,493	131,645,874

Undistributed net investment income (loss)	$3,629,311	$3,765,132	$(10,950,448)	$(20,310,483)	$(45,267)	$(33,200)

Statements of Changes in Net Assets ANNUAL REPORT	115

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Blue Chip Fund		Multi-Fund Blend		130/30 Equity Fund*

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008

OPERATIONS
Net investment income (loss)	$636,323	$390,588	$(152,859)	$(201,646)	$(26,060)
Net realized gain (loss) from investments in securities, short positions and foreign currency transactions	(1,819,035)	10,242,236	137,615	517,308	(1,658,698)
Change in net unrealized appreciation/depreciation on investments in securities and foreign currency translations	(56,875,279)	13,678,798	(14,151,489)	5,186,277	(7,251,321)

Net increase (decrease) in net assets resulting from operations	(58,057,991)	24,311,622	(14,166,733)	5,501,939	(8,936,079)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(241,142)	(338,298)	(96,758)	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class I	(162,490)	(130,707)	(530)	—	—
Class R	(118)	—	(291)	—	—
Net realized gains
Class A	(6,520,065)	(312,872)	(147,433)	—	—
Class B	(532,563)	(24,168)	(38,037)	—	—
Class C	(891,501)	(43,839)	(95,185)	—	—
Class I	(2,083,633)	(56,500)	(971)	—	—
Class R	(6,986)	—	(936)	—	—

Total distributions	(10,438,498)	(906,384)	(380,141)	—	—

CAPITAL SHARE TRANSACTIONS	5,554,836	(4,073,045)	(5,493,490)	23,488,241	25,402,381

TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,941,653)	19,332,193	(20,040,364)	28,990,180	16,466,302

NET ASSETS
Beginning of period	$165,936,396	$146,604,203	$35,694,776	$6,074,596	$—

End of period	102,994,743	165,936,396	15,654,412	35,694,776	16,466,302

Undistributed net investment income (loss)	$72,613	$90,121	$(18,306)	$30,403	$(26,060)

*	130/30 Equity Fund commenced operations on June 20, 2008.

116	ANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Global Growth and
	Income Fund		International Growth Fund		Global Equity Fund*

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

OPERATIONS
Net investment income (loss)	$10,655,092	$3,689,438	$677,968	$1,022,270	$(319,255)	$(94,608)
Net realized gain (loss) from investments in securities, written options and foreign currency transactions	(8,508,459)	56,308,739	(17,625,505)	24,913,058	(991,135)	86,869
Change in net unrealized appreciation/depreciation on investments in securities, written options and foreign currency translations	(542,330,345)	197,653,052	(289,933,551)	125,571,363	(28,315,559)	12,286,907

Net increase (decrease) in net assets resulting from operations	(540,183,712)	257,651,229	(306,881,088)	151,506,691	(29,625,949)	12,279,168

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(1,170,647)	(637,338)	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	(937,872)	(351,112)	—	—
Class R	—	—	(346)	—	—	—
Net realized gains
Class A	(35,894,843)	(14,671,149)	(8,722,004)	(533,818)	—	—
Class B	(5,363,892)	(1,954,079)	(1,317,088)	(64,008)	—	—
Class C	(25,357,039)	(9,132,716)	(3,156,399)	(187,087)	—	—
Class I	(13,272,507)	(1,235,124)	(5,005,794)	(191,289)	—	—
Class R	(6,835)	—	(4,283)	—	—	—

Total distributions	(79,895,116)	(26,993,068)	(20,314,433)	(1,964,652)	—	—

CAPITAL SHARE TRANSACTIONS	(23,385,349)	324,235,760	29,921,053	117,407,782	8,605,910	42,663,019

TOTAL INCREASE (DECREASE) IN NET ASSETS	(643,464,177)	554,893,921	(297,274,468)	266,949,821	(21,020,039)	54,942,187

NET ASSETS
Beginning of period	$1,378,804,154	$823,910,233	$565,845,779	$298,895,958	$54,942,187	$—

End of period	735,339,977	1,378,804,154	268,571,311	565,845,779	33,922,148	54,942,187

Undistributed net investment income (loss)	$12,180,432	$(10,642,488)	$(79,063)	$1,925,584	$903,876	$(11,017)

*	Global Equity Fund commenced operations on March 1, 2007.

Statements of Changes in Net Assets ANNUAL REPORT	117

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Evolving World Growth Fund*	Convertible Fund		Market Neutral Income Fund

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2008	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

OPERATIONS
Net investment income (loss)	$38,482	$10,871,793	$12,959,617	$34,287,952	$40,864,258
Net realized gain (loss) from investments in securities, written options, short positions and foreign currency transactions	(222,476)	13,834,488	79,446,785	86,992,756	20,902,915
Change in net unrealized appreciation/depreciation on investments in securities, written options and foreign currency translations	(6,604,594)	(211,973,267)	7,529,300	(357,712,535)	28,665,081

Net increase (decrease) in net assets resulting from operations	(6,788,588)	(187,266,986)	99,935,702	(236,431,827)	90,432,254

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(6,662,125)	(13,847,207)	(41,674,278)	(24,251,490)
Class B	—	(2,226,621)	(4,063,087)	(1,613,288)	(1,199,566)
Class C	—	(5,519,551)	(10,094,877)	(14,658,274)	(9,765,059)
Class I	—	(442,518)	(922,837)	(1,840,402)	(691,955)
Class R	—	(2,508)	(2,943)	(4,668)	(1,765)
Net realized gains
Class A	—	(896,233)	(19,356,042)	—	—
Class B	—	(333,572)	(7,231,308)	—	—
Class C	—	(808,586)	(16,820,480)	—	—
Class I	—	(57,904)	(1,206,423)	—	—
Class R	—	(346)	—	—	—

Total distributions	—	(16,949,964)	(73,545,204)	(59,790,910)	(35,909,835)

CAPITAL SHARE TRANSACTIONS	25,584,712	(39,716,127)	(154,819,346)	73,642,033	626,669,565

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,796,124	(243,933,077)	(128,428,848)	(222,580,704)	681,191,984

NET ASSETS
Beginning of period	$—	$713,081,564	$841,510,412	$1,548,397,562	$867,205,578

End of period	18,796,124	469,148,487	713,081,564	1,325,816,858	1,548,397,562

Undistributed net investment income (loss)	$48,525	$(2,287,019)	$(2,922,972)	$(5,289,768)	$15,324,161

*	Evolving World Growth Fund commenced operations on August 15, 2008.

118	ANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	High Yield Fund		Total Return Bond Fund*

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

OPERATIONS
Net investment income (loss)	$11,092,752	$12,532,058	$3,195,699	$541,934
Net realized gain (loss) from investments in securities, written options and foreign currency transactions	(1,737,323)	8,450,830	(2,074,077)	369,883
Change in net unrealized appreciation/depreciation on investments in securities, written options and foreign currency translations	(70,754,181)	(1,232,523)	(2,798,452)	407,658

Net increase (decrease) in net assets resulting from operations	(61,398,752)	19,750,365	(1,676,830)	1,319,475

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(9,940,711)	(9,048,975)	(1,863,183)	(398,353)
Class B	(1,494,930)	(1,562,088)	(182,328)	(13,645)
Class C	(2,720,702)	(2,821,150)	(214,388)	(13,434)
Class I	(550,635)	(248,083)	(1,455,429)	(111,651)
Class R	(7,034)	(3,610)	(39,296)	(13,996)
Net realized gains
Class A	(3,114,352)	(779,958)	—	—
Class B	(535,619)	(171,360)	—	—
Class C	(960,813)	(313,235)	—	—
Class I	(141,744)	(13,037)	—	—
Class R	(2,237)	—	—	—

Total distributions	(19,468,777)	(14,961,496)	(3,754,624)	(551,079)

CAPITAL SHARE TRANSACTIONS	(49,048,107)	23,583,465	50,091,186	77,068,577

TOTAL INCREASE (DECREASE) IN NET ASSETS	(129,915,636)	28,372,334	44,659,732	77,836,973

NET ASSETS
Beginning of period	$272,212,550	$243,840,216	$77,836,973	$—

End of period	142,296,914	272,212,550	122,496,705	77,836,973

Undistributed net investment income (loss)	$(926,082)	$3,937,908	$(952,341)	$5,378

*	Total Return Bond Fund commenced operations on June 27, 2007.

Statements of Changes in Net Assets ANNUAL REPORT	119

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the ”Trust”), consists of fifteen series, Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, 130/30 Equity Fund, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Evolving World Growth Fund, Convertible Fund, Market Neutral Income Fund, High Yield Fund, Total Return Bond Fund and Government Money Market Fund (the ”Funds”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class B, Class C, Class I and Class R shares of each of the Funds except Government Money Market Fund, which offers Class A, Class B, Class C and Class I shares only. Class A, Class B and Class C shares of Government Money Market Fund commenced operations on March 3, 2008 and its annual report to shareholders is provided separately. 130/30 Equity Fund and Evolving World Growth Fund commenced operations on June 20, 2008 and August 15, 2008, respectively.

Portfolio Valuation. The valuation of the Funds’ portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by

120	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis as of October 31, 2008. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Option Transactions. For hedging and investment purposes, each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and

Notes to Financial Statements ANNUAL REPORT	121

Notes to Financial Statements

expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. A Fund also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for unrecognized tax benefits in connection with Financial Accounting Standards Board (FASB) Interpretation No. 48 Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005 – 2007 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. In September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Funds will adopt SFAS 157 on November 1, 2008 and the disclosures in the Notes to Financial Statements on fair value measurement will be expanded. Management believes there will be no other impact on the Funds’ financial statements.

In addition, in March 2008, the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. Management is in the process of evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

122	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

					Value Fund, Blue
					Chip Fund, Global
					Growth and Income
					Fund, International
			Evolving World	Total Return	Growth Fund*,
	Growth Fund	130/30 Equity Fund	Growth Fund	Bond Fund	Global Equity Fund*
Average Daily Net Assets	Annual Rate	Annual Rate	Annual Rate	Annual Rate	Annual Rate

First $500 million	1.00%	1.20%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.15%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.10%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	1.08%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	1.06%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	1.04%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	1.02%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	1.00%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

Growth and Income Fund, Convertible
Fund, Market Neutral Income Fund and
High Yield Fund
Average Daily Net Assets	Annual Rate

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the management agreement in recognition of the fact that, under the management agreement between Calamos Advisors and the Trust, each underlying Fund pays Calamos Advisors a management fee. Multi-Fund Blend indirectly bears the management fees (and other expenses) of the underlying Funds.

Each of the International Growth Fund and Global Equity Fund pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance, and is paid on a monthly basis, (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance period for each full 1% increment amount by which the Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively. The base fee is shown in the table above.

The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment is applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the

Notes to Financial Statements ANNUAL REPORT	123

Notes to Financial Statements

resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund other than Calamos Government Money Market Fund (“GMMF”) may invest in shares of GMMF. Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by GMMF attributable to the Fund’s investment in GMMF, based on daily net assets. For the fiscal period ended October 31, 2008, the total advisory fees waived pursuant to such agreement were $493,848; $255,024; $4,942; $3,397; $3,428; $49,656; $24,572; $2,348; $3,367; $17,229; $127,822; $7,183 and $53,076, for the Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, 130/30 Equity Fund, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Evolving World Growth Fund, Convertible Fund, Market Neutral Income Fund, High Yield Fund, and Total Return Bond Fund, respectively, and are included in the Statements of Operations under the caption “Expense reductions”.

Pursuant to a financial accounting services agreement, the Funds also pay Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means a Funds’ total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets of the particular class of shares. For all Funds except Multi-Fund Blend and Total Return Bond Fund, expenses are limited to: 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares, 1.50% for Class I shares, and 2.00% for Class R shares. This agreement is binding on Calamos Advisors through June 30, 2010. For Multi-Fund Blend, expenses are limited to: 0.50% for Class A shares, 1.25% for Class B shares, 1.25% for Class C shares, 0.25% for Class I shares, and 0.75% for Class R shares. This agreement is binding on Calamos Advisors through June 30, 2010. For Total Return Bond Fund, expenses are limited to: 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.65% for Class I shares, and 1.15% for Class R shares. This agreement is binding on Calamos Advisors through June 30, 2010. As of October 31, 2008, there were $80,855; $68,716; $57,070 and $243,969 of expenses waived or absorbed for Multi-Fund Blend, 130/30 Equity Fund, Evolving World Growth Fund and Total Return Bond Fund, respectively, included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C Shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the fiscal period ended October 31, 2008, CFS received commissions and underwriting fees of $1,109,297; $389,076; $5,727; $6,223; $16,106; $135,318; $86,930; $17,589; $252; $17,465; $150,911; $17,666; and $6,660 from the sale of shares of Growth Fund,

124	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Growth and Income Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Evolving World Growth Fund, Convertible Fund, Market Neutral Income Fund, High Yield Fund, and Total Return Bond Fund, respectively.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of October 31, 2008, they held 98%, 28%, 63%, 97% and 46% of the outstanding shares of 130/30 Equity Fund, International Growth Fund, Global Equity Fund, Evolving World Growth Fund and Total Return Bond Fund, respectively.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $241,404 for Growth Fund; $107,023 for Growth and Income Fund; $29,464 for Value Fund; $23,929 for Blue Chip Fund; $9,409 for Multi-Fund Blend; $1,925 for 130/30 Equity Fund; $41,042 for Global Growth and Income Fund; $19,058 for International Growth Fund; $8,345 for Global Equity Fund; $1,870 for Evolving World Growth Fund; $38,533 for Convertible Fund; $43,089 for Market Neutral Income Fund; $31,105 for High Yield Fund; and $7,820 for Total Return Bond Fund are included in “Other assets” on the Statements of Assets and Liabilities at October 31, 2008. Each Fund’s obligation to make payments under the Plan is a general obligation of that Fund and is included in “Payable for deferred compensation to Trustees” on the Statements of Assets and Liabilities at October 31, 2008.

NOTE 3 – INVESTMENTS

Purchases and sales of investments, other than short term investments, by the Funds, for the fiscal period ended October 31, 2008 were as follows:

	Growth	Growth and	Value	Blue Chip
	Fund	Income Fund	Fund	Fund

Purchases	$9,996,018,193	$4,358,036,396	$64,723,050	$56,055,890
Proceeds from sales	$11,652,599,212	$5,210,523,587	$78,260,961	$60,467,128

			Global Growth	International
	Multi-Fund	130/30 Equity	and Income	Growth
	Blend	Fund	Fund	Fund

Purchases	$11,960,755	$38,249,756	$1,384,538,732	$432,106,714
Proceeds from sales	$15,264,828	$15,602,309	$1,483,763,362	$414,737,870

Notes to Financial Statements ANNUAL REPORT	125

Notes to Financial Statements

	Global Equity	Evolving World	Convertible	Market Neutral
	Fund	Growth Fund	Fund	Income Fund

Purchases	$51,762,918	$21,545,751	$539,756,175	$2,090,381,587
Proceeds from sales	$42,423,394	$197,062	$615,491,114	$1,933,492,679

	High Yield	Total Return
	Fund	Bond Fund

Purchases	$91,011,242	$140,607,870
Proceeds from sales	$155,247,291	$105,514,993

Purchases and sales of investments in U.S. Government securities, other than short term investments in U.S. Government securities, by the Funds, for the fiscal period ended October 31, 2008 were as follows:

Total Return
Bond Fund

Purchases	$389,155,958
Proceeds from sales	$385,044,701

The following information is presented on a federal income tax basis as of October 31, 2008. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2008 was as follows:

	Growth	Growth and	Value	Blue Chip
	Fund	Income Fund	Fund	Fund

Cost basis of investments	$9,862,053,743	$4,458,882,163	$96,565,559	$135,841,125

Gross unrealized appreciation	$790,996,220	$135,909,937	$3,486,624	$7,022,844
Gross unrealized depreciation	$(2,384,948,740)	$(948,678,152)	$(16,827,705)	$(26,355,655)

Net unrealized appreciation (depreciation)	$(1,593,952,520)	$(812,768,215)	$(13,341,081)	$(19,332,811)

			Global Growth	International
	Multi-Fund	130/30 Equity	and Income	Growth
	Blend	Fund	Fund	Fund

Cost basis of investments	$24,381,744	$25,181,691	$1,023,665,002	$382,481,350

Gross unrealized appreciation	$—	$698,340	$24,403,854	$11,202,023
Gross unrealized depreciation	$(8,723,699)	$(8,392,262)	$(263,770,542)	$(129,998,510)

Net unrealized appreciation (depreciation)	$(8,723,699)	$(7,693,922)	$(239,366,688)	$(118,796,487)

	Global Equity	Evolving World	Convertible	Market Neutral
	Fund	Growth Fund	Fund	Income Fund

Cost basis of investments	$50,324,937	$25,397,613	$634,459,731	$1,681,830,349

Gross unrealized appreciation	$206,351	$13,053	$9,051,855	$23,551,433
Gross unrealized depreciation	$(16,775,656)	$(6,617,901)	$(112,300,782)	$(405,341,806)

Net unrealized appreciation (depreciation)	$(16,569,305)	$(6,604,848)	$(103,248,927)	$(381,790,373)

126	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

	High Yield	Total Return
	Fund	Bond Fund

Cost basis of investments	$210,083,047	$167,532,711

Gross unrealized appreciation	$(27,436)	$295,739
Gross unrealized depreciation	$(60,518,246)	$(5,983,801)

Net unrealized appreciation (depreciation)	$(60,545,682)	$(5,688,062)

NOTE 4 – INCOME TAXES

For the fiscal period ended October 31, 2008, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

	Growth	Growth and	Value	Blue Chip
	Fund	Income Fund	Fund	Fund

Paid-in capital	$(93,511,529)	$19,863,514	$159,776	$206,876
Accumulated undistributed/(overdistributed) net investment income	92,609,038	40,781,582	518,753	(250,081)
Accumulated net realized gain/(loss) on investments	902,491	(60,645,096)	(678,529)	43,205

			Global Growth	International
	Multi-Fund	130/30 Equity	and Income	Growth
	Blend	Fund	Fund	Fund

Paid-in capital	$(35,839)	$—	$287,584	$953,865
Accumulated undistributed/(overdistributed) net investment income	201,729	—	12,167,828	(573,750)
Accumulated net realized gain/(loss) on investments	(165,890)	—	(12,455,412)	(380,115)

	Global Equity	Evolving World	Convertible	Market Neutral
	Fund	Growth Fund	Fund	Income Fund

Paid-in capital	$12,871	$—	$8,151,365	$7,861,531
Accumulated undistributed/(overdistributed) net investment income	1,234,148	10,043	4,617,483	4,889,029
Accumulated net realized gain/(loss) on investments	(1,247,019)	(10,043)	(12,768,848)	(12,750,560)

	High Yield	Total Return
	Fund	Bond Fund

Paid-in capital	$2,248,037	$25,992
Accumulated undistributed/(overdistributed) net investment income	(1,242,730)	(398,794)
Accumulated net realized gain/(loss) on investments	(1,005,307)	372,802

Distributions during the fiscal year or period ended October 31, 2008 and October 31, 2007, were characterized for Federal income tax purposes as follows:

	Growth Fund		Growth and Income Fund		Value Fund

	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Distributions paid from:
Ordinary Income	$—	$—	$101,223,312	$76,115,733	$907,626	$1,456,487
Long-Term Capital Gain	$1,892,574,719	$628,194,268	$445,262,001	$346,627,313	$7,956,807	$5,444,467

Notes to Financial Statements ANNUAL REPORT	127

Notes to Financial Statements

	Blue Chip Fund		Multi-Fund Blend		130/30 Equity Fund*

	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Distributions paid from:
Ordinary Income	$610,638	$470,611	$39,792	$—	$—	$	N/A
Long-Term Capital Gain	$10,034,728	$435,765	$930,735	$—	$—	$	N/A

	Global Growth and Income Fund		International Growth Fund		Global Equity Fund*

	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Distributions paid from:
Ordinary Income	$3,861,905	$2,300,364	$3,545,187	$2,316,650	$48,199	$18,880
Long-Term Capital Gain	$76,973,306	$25,254,024	$18,205,820	$36	$—	$—

	Evolving World Growth Fund*			Convertible Fund		Market Neutral Income Fund

	October 31,	October 31,		October 31,	October 31,	October 31,	October 31,
	2008	2007		2008	2007	2008	2007

Distributions paid from:
Ordinary Income	$—	$	N/A	$14,853,323	$28,930,951	$59,790,910	$35,909,835
Long-Term Capital Gain	$—	$	N/A	$10,248,006	$89,038,479	$7,861,531	$—

	High Yield Fund		Total Return Bond Fund

	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

Distributions paid from:
Ordinary Income	$16,962,032	$13,950,596	$3,780,616	$551,079
Long-Term Capital Gain	$4,754,782	$1,010,900	$—	$—

*	Global Equity Fund, Total Return Bond Fund, 130/30 Equity Fund and Evolving World Growth Fund commenced operations on March 1, 2007, June 27, 2007, June 20, 2008 and August 15, 2008, respectively.

As of October 31, 2008, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Growth	Growth and	Value	Blue Chip
	Fund	Income Fund	Fund	Fund

Undistributed ordinary income	$—	$—	$—	$149,872
Undistributed capital gains	—	—	—	—

Total undistributed earnings	—	—	—	149,872
Accumulated capital and other losses	(279,169,075)	(31,545,485)	(203,150)	(1,602,290)
Net unrealized gain/(losses)	(1,593,953,832)	(812,768,215)	(13,345,743)	(19,332,811)

Total accumulated earnings/(losses)	(1,873,122,907)	(844,313,700)	(13,548,893)	(20,785,229)
Other	(2,243,503)	(177,140)	(45,267)	(77,259)
Paid-in capital	9,738,573,297	4,332,764,481	89,422,653	123,857,231

	$7,863,206,887	$3,488,273,641	$75,828,493	$102,994,743

128	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

			Global Growth	International
	Multi-Fund	130/30 Equity	and Income	Growth
	Blend	Fund	Fund	Fund

Undistributed ordinary income	$—	$56,691	$20,438,641	$—
Undistributed capital gains	—	—	—	—

Total undistributed earnings	—	56,691	20,438,641	—
Accumulated capital and other losses	—	(1,617,361)	(22,422,429)	(17,310,268)
Net unrealized gain/(losses)	(8,723,699)	(7,292,658)	(234,292,141)	(118,820,523)

Total accumulated earnings/(losses)	(8,723,699)	(8,853,328)	(236,275,929)	(136,130,791)
Other	(18,306)	(82,751)	(64,554)	(74,394)
Paid-in capital	24,396,417	25,402,381	971,680,460	404,776,496

	$15,654,412	$16,466,302	$735,339,977	$268,571,311

	Global Equity	Evolving World	Convertible	Market Neutral
	Fund	Growth Fund	Fund	Income Fund

Undistributed ordinary income	$1,134,141	$133,377	$2,011,206	$33,628,510
Undistributed capital gains	—	—	1,540,022	33,212,047

Total undistributed earnings	1,134,141	133,377	3,551,228	66,840,557
Accumulated capital and other losses	(2,048,873)	(232,519)	—	(6,259,281)
Net unrealized gain/(losses)	(16,361,562)	(6,604,594)	(103,205,772)	(333,273,913)

Total accumulated earnings/(losses)	(17,276,294)	(6,703,736)	(99,654,544)	(272,692,637)
Other	(17,126)	(84,852)	(60,387)	(70,068)
Paid-in capital	51,215,568	25,584,712	568,863,418	1,598,579,563

	$33,922,148	$18,796,124	$469,148,487	$1,325,816,858

	High Yield	Total Return
	Fund	Bond Fund

Undistributed ordinary income	$17,580	$561,267
Undistributed capital gains	—	—

Total undistributed earnings	17,580	561,267
Accumulated capital and other losses	(2,440,147)	(1,042,351)
Net unrealized gain/(losses)	(60,554,933)	(4,192,132)

Total accumulated earnings/(losses)	(62,977,500)	(4,673,216)
Other	(49,353)	(15,834)
Paid-in capital	205,323,767	127,185,755

	$142,296,914	$122,496,705

The Funds intend to retain realized gains to the extent of available capital loss carryforwards for Federal income tax purposes. For the fiscal year ended October 31, 2008, the Market Neutral Income Fund utilized capital loss carryforwards of $19,847,488.

As of October 31, 2008, the Funds had capital loss carryforwards which, if not used, will expire as follows:

	Growth	Growth and	Value	Blue Chip
	Fund	Income Fund	Fund	Fund

2014	$—	$—	$—	$—
2015	—	—	—	—
2016	(279,169,075)	(31,545,485)	(203,150)	(1,602,290)

Notes to Financial Statements ANNUAL REPORT	129

Notes to Financial Statements

	Multi-Fund	130/30 Equity	Global Growth	International
	Blend	Fund	and Income Fund	Growth Fund

2014	$—	$—	$—	$—
2015	—	—	—	—
2016	—	(1,617,361)	(22,422,429)	(17,310,268)

	Global Equity	Evolving World	Convertible	Market Neutral
	Fund	Growth Fund	Fund	Income Fund

2014	$—	$—	$—	$—
2015	—	—	—	—
2016	(2,048,873)	(232,519)	—	—

	High Yield	Total Return
	Fund	Bond Fund

2014	$—	$—
2015	—	—
2016	(2,440,147)	(1,042,351)

NOTE 5 – SHORT SALES

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

NOTE 6 – FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The counterparties to all forward foreign currency contracts at October 31, 2008, were multinational banks.

NOTE 7 – SYNTHETIC CONVERTIBLE INSTRUMENTS

The Funds may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks, and money market instruments. The convertible

130	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Funds may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 8 – WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

NOTE 9 – OPTIONS TRANSACTIONS

The Funds may engage in options transactions and in doing so achieve the similar objectives to what they would achieve through the sale or purchase of individual securities. For the fiscal year ended October 31, 2008, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Market Neutral Income Fund and High Yield Fund had the following transactions in options written:

	Growth and Income Fund		Global Growth and Income Fund		Convertible Fund

	Number	Premiums	Number	Premiums	Number	Premiums
	of Contracts	Received	of Contracts	Received	of Contracts	Received

Options outstanding at October 31, 2007	—	$—	—	$—	—	$—
Options written	44,620	10,166,464	3,800	634,596	2,560	427,518
Options closed	(44,620)	(10,166,464)	(3,800)	(634,596)	(2,560)	(427,518)
Options exercised	—	—	—	—	—	—

Options outstanding at October 31, 2008	—	$—	—	$—	—	$—

Notes to Financial Statements ANNUAL REPORT	131

Notes to Financial Statements

	Market Neutral Income Fund		High Yield Fund

	Number	Premiums	Number	Premiums
	of Contracts	Received	of Contracts	Received

Options outstanding at October 31, 2007	4,260	$20,297,689	—	$—
Options written	192,089	182,264,527	6,305	2,613,915
Options closed	(175,485)	(180,303,117)	(5,795)	(2,335,949)
Options exercised	(24)	(22,352)	—	—
Options expired	(340)	(88,379)	—	—

Options outstanding at October 31, 2008	20,500	$22,148,368	510	$277,966

NOTE 10 – SECURITIES LENDING

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time on notice of not less than five business days. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities. At October 31, 2008, Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Global Growth and Income Fund, Convertible Fund, Market Neutral Income Fund and High Yield Fund held securities valued at $532,652,203; $211,849,517; $7,165,430; $12,073,886; $55,415,903; $46,571,497; $16,796,990; and $11,273,103; respectively, on loan to broker-dealers and banks and held $532,409,000; $211,508,296; $7,384,000; $12,534,000; $55,256,746; $46,240,000; $17,019,000; and $11,863,000; respectively, in cash or cash equivalent collateral.

On September 15th, 2008, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom, and Japan. The Bank of New York Institutional Cash Reserve Fund (“BNY Institutional Cash Reserve Fund”), an investment vehicle utilized by the Funds for securities lending collateral investment, had exposure to LBHI debt. The BNY Institutional Cash Reserve Fund subsequently distributed Series B shares of the BNY Institutional Cash Reserve Fund to investors with positions as of September 15, 2008. The Series B shares were allocated based upon the LBHI exposure and the respective investment in the BNY Institutional Cash Reserve Fund. Series B holdings consist entirely of the BNY Institutional Cash Reserve Fund LBHI debt. The Funds’ holdings of the Series B shares are disclosed on the Schedules of Investments. Each Fund affected recognized an unrealized loss equal to one dollar for each Series B share held.

NOTE 11 – REDEMPTION FEE

Prior to March 1, 2008, a redemption of Class A, Class B, Class C and Class I shares of a Fund (except shares purchased with reinvested dividends or distributions) held for seven days or less may have been subject to a redemption fee of 2% of the

132	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

redemption proceeds that were to be deducted from those proceeds. If the shares redeemed were purchased on different days, the shares held shortest were redeemed first for purposes of determining whether the redemption fee applies. The redemption fee is not a sales charge; it is retained by the respective Fund and reflected as an addition to paid in capital and does not benefit Calamos Advisors or any other third party. For financial statement purposes and Note 13, such fees are netted with dollars paid for shares redeemed. The redemption fee is not disclosed separately in the Financial Highlights as the impact to all Funds as of October 31, 2008, was less than $0.01 per share. For the fiscal year ended October 31, 2008, redemption fees of $30,047; $5,746; $12; $96; $1,055; $1,609; $1,484; $29; $5,362; $977; and $72, were collected by the Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, Global Growth and Income Fund, International Growth Fund, Convertible Fund, Market Neutral Income Fund, High Yield Fund and Total Return Bond Fund, respectively.

NOTE 12 – STRUCTURED EQUITY-LINKED SECURITIES

The Funds may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Cash flows received from these securities are recorded as dividends on the Statements of Operations.

Notes to Financial Statements ANNUAL REPORT	133

Notes to Financial Statements

NOTE 13 – CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2008
			Growth and
	Growth Fund		Income Fund		Value Fund		Blue Chip Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	38,905,139	$2,016,857,167	15,946,637	$464,283,851	514,793	$6,003,019	1,219,955	$14,117,641
Shares issued in reinvestment of distributions	20,507,949	1,168,605,701	7,751,182	242,761,078	337,811	4,423,975	467,809	6,186,733
Less shares redeemed	(74,222,799)	(3,657,625,875)	(36,954,327)	(1,019,428,988)	(978,148)	(11,594,830)	(1,429,872)	(16,146,920)

Net Increase (decrease)	(14,809,711)	$(472,163,007)	(13,256,508)	$(312,384,059)	(125,544)	$(1,167,836)	257,892	$4,157,454

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,127,643	$60,825,436	891,165	$29,832,671	54,884	$586,919	96,706	$1,013,257
Shares issued in reinvestment of distributions	2,115,716	122,697,806	1,047,417	37,177,684	46,140	575,331	30,089	387,251
Less shares redeemed	(4,079,140)	(199,981,305)	(4,246,133)	(132,266,872)	(240,743)	(2,721,240)	(168,574)	(1,919,599)

Net Increase (decrease)	(835,781)	$(16,458,063)	(2,307,551)	$(65,256,517)	(139,719)	$(1,558,990)	(41,779)	$(519,091)

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	8,682,532	$428,209,243	7,124,325	$210,850,326	172,276	$1,852,343	287,368	$3,041,799
Shares issued in reinvestment of distributions	5,888,206	312,507,890	3,983,338	126,000,287	60,668	756,483	45,907	590,826
Less shares redeemed	(13,945,941)	(621,471,324)	(16,266,961)	(450,159,734)	(395,613)	(4,371,858)	(345,462)	(3,937,227)

Net Increase (decrease)	624,797	$119,245,809	(5,159,298)	$(113,309,121)	(162,669)	$(1,763,032)	(12,187)	$(304,602)

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	13,291,372	$715,970,157	4,173,096	$106,639,958	412,972	$5,228,219	128,387	$1,581,106
Shares issued in reinvestment of distributions	330,229	20,334,403	477,599	14,579,305	97,300	1,296,511	167,661	2,232,893
Less shares redeemed	(3,182,735)	(163,857,549)	(2,810,420)	(79,565,643)	(539,497)	(6,148,447)	(139,070)	(1,642,209)

Net Increase (decrease)	10,438,866	$572,447,011	1,840,275	$41,653,620	(29,225)	$376,283	156,978	$2,171,790

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	25,707	$1,189,829	35,603	$937,207	—	$—	3,611	$42,182
Shares issued in reinvestment of distributions	768	43,720	515	15,236	568	7,431	538	7,103
Less shares redeemed	(7,904)	(350,904)	(6,593)	(155,466)	—	—	—	—

Net Increase (decrease)	18,571	$882,645	29,525	$796,977	568	$7,431	4,149	$49,285

Total Increase (decrease)	(4,563,258)	$203,954,395	(18,853,557)	$(448,499,100)	(456,589)	$(4,106,144)	365,053	$5,554,836

134	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

					Global Growth		International
	Multi-Fund Blend		130/30 Equity Fund		and Income Fund		Growth Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	846,648	$10,021,644	180,314	$1,690,215	15,860,297	$169,891,814	7,711,961	$119,845,475
Shares issued in reinvestment of distributions	17,833	221,955	—	—	2,584,090	29,606,011	513,228	8,681,480
Less shares redeemed	(1,248,790)	(13,285,548)	(43,162)	(349,069)	(26,268,375)	(251,370,878)	(7,672,415)	(106,630,076)

Net Increase (decrease)	(384,309)	$(3,041,949)	137,152	$1,341,146	(7,823,988)	$(51,873,053)	552,774	$21,896,879

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	62,709	$703,012	105,970	$1,049,611	1,478,384	$16,195,750	306,209	$4,798,531
Shares issued in reinvestment of distributions	2,286	27,863	—	—	323,926	3,824,508	61,571	1,027,014
Less shares redeemed	(131,307)	(1,380,691)	(1,628)	(12,039)	(2,293,984)	(23,345,826)	(692,167)	(9,086,209)

Net Increase (decrease)	(66,312)	$(649,816)	104,342	$1,037,572	(491,674)	$(3,325,568)	(324,387)	$(3,260,664)

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	232,956	$2,706,082	102,804	$1,022,298	8,923,843	$92,520,857	1,217,479	$19,323,004
Shares issued in reinvestment of distributions	6,332	77,191	—	—	1,528,207	16,958,006	129,360	2,155,140
Less shares redeemed	(441,029)	(4,654,463)	—	—	(11,472,999)	(105,496,752)	(1,473,743)	(19,248,970)

Net Increase (decrease)	(201,741)	$(1,871,190)	102,804	$1,022,298	(1,020,949)	$3,982,111	(126,904)	$2,229,174

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	12,152	$131,507	2,100,652	$21,006,480	7,766,618	$80,877,141	433,074	$6,088,127
Shares issued in reinvestment of distributions	120	1,501	—	—	1,086,910	12,572,309	350,194	5,939,315
Less shares redeemed	(5,658)	(64,770)	(609)	(5,115)	(6,639,859)	(65,820,774)	(220,606)	(2,988,216)

Net Increase (decrease)	6,614	$68,238	2,100,043	$21,001,365	2,213,669	$27,628,676	562,662	$9,039,226

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	100,000	$1,000,000	18,558	$195,650	36,128	$526,275
Shares issued in reinvestment of distributions	99	1,227	—	—	598	6,835	274	4,629
Less shares redeemed	—	—	—	—	—	—	(34,026)	(514,466)

Net Increase (decrease)	99	$1,227	100,000	$1,000,000	19,156	$202,485	2,376	$16,438

Total Increase (decrease)	(645,649)	$(5,493,490)	2,544,341	$25,402,381	(7,103,786)	$(23,385,349)	666,521	$29,921,053

Notes to Financial Statements ANNUAL REPORT	135

Notes to Financial Statements

			Evolving World				Market Neutral
	Global Equity Fund		Growth Fund		Convertible Fund		Income Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	872,332	$10,155,415	162,900	$1,576,562	4,327,663	$60,460,201	45,925,882	$575,551,127
Shares issued in reinvestment of distributions	—	—	—	—	288,404	5,187,133	2,613,467	33,100,835
Less shares redeemed	(665,095)	(6,779,053)	—	—	(3,190,529)	(57,281,223)	(50,282,360)	(614,976,589)

Net Increase (decrease)	207,237	$3,376,362	162,900	$1,576,562	1,425,538	$8,366,111	(1,743,011)	$(6,324,627)

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	62,697	$695,213	100,000	$1,000,000	57,158	$1,112,765	1,266,348	$16,643,055
Shares issued in reinvestment of distributions	—	—	—	—	64,975	1,678,410	76,191	1,012,018
Less shares redeemed	(35,251)	(359,089)	—	—	(1,364,294)	(29,062,724)	(1,299,819)	(16,809,256)

Net Increase (decrease)	27,446	$336,124	100,000	$1,000,000	(1,242,161)	$(26,271,549)	42,720	$845,817

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	439,502	$4,995,832	100,299	$1,003,000	932,827	$13,506,076	10,525,225	$134,989,687
Shares issued in reinvestment of distributions	—	—	—	—	177,814	3,895,410	689,431	8,873,879
Less shares redeemed	(69,386)	(678,889)	—	—	(2,352,268)	(42,561,930)	(12,519,720)	(155,577,984)

Net Increase (decrease)	370,116	$4,316,943	100,299	$1,003,000	(1,241,627)	$(25,160,444)	(1,305,064)	$(11,714,418)

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	68,219	$731,887	2,100,537	$21,005,150	361,228	$5,528,498	8,761,029	$104,151,978
Shares issued in reinvestment of distributions	—	—	—	—	11,679	243,109	121,228	1,491,599
Less shares redeemed	(14,725)	(155,406)	—	—	(144,087)	(2,424,867)	(1,330,775)	(14,893,422)

Net Increase (decrease)	53,494	$576,481	2,100,537	$21,005,150	228,820	$3,346,740	7,551,482	$90,750,155

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	100,000	$1,000,000	—	$—	6,826	$84,037
Shares issued in reinvestment of distributions	—	—	—	—	144	3,015	339	4,286
Less shares redeemed	—	—	—	—	—	—	(285)	(3,217)

Net Increase (decrease)	—	$—	100,000	$1,000,000	144	$3,015	6,880	$85,106

Total Increase (decrease)	658,293	$8,605,910	2,563,736	$25,584,712	(829,286)	$(39,716,127)	4,553,007	$73,642,033

136	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

	High Yield		Total Return
	Fund		Bond Fund

A Shares	Shares	Dollars	Shares	Dollars

Shares sold	4,418,552	$44,080,267	2,249,772	$23,105,015
Shares issued in reinvestment of distributions	1,163,202	11,533,973	172,424	1,769,237
Less shares redeemed	(9,841,072)	(98,777,718)	(598,275)	(6,109,553)

Net Increase (decrease)	(4,259,318)	$(43,163,478)	1,823,921	$18,764,699

B Shares	Shares	Dollars	Shares	Dollars

Shares sold	261,318	$2,603,396	1,442,263	$14,806,338
Shares issued in reinvestment of distributions	116,110	1,192,296	11,845	121,161
Less shares redeemed	(807,321)	(7,934,662)	(371,063)	(3,784,628)

Net Increase (decrease)	(429,893)	$(4,138,970)	1,083,045	$11,142,871

C Shares	Shares	Dollars	Shares	Dollars

Shares sold	709,612	$6,929,302	2,223,032	$22,733,600
Shares issued in reinvestment of distributions	207,182	2,114,487	14,467	147,438
Less shares redeemed	(1,359,743)	(13,211,602)	(449,906)	(4,563,285)

Net Increase (decrease)	(442,949)	$(4,167,813)	1,787,593	$18,317,753

I Shares	Shares	Dollars	Shares	Dollars

Shares sold	617,655	$5,574,596	54,674	$556,692
Shares issued in reinvestment of distributions	51,243	512,058	141,761	1,455,416
Less shares redeemed	(374,085)	(3,673,771)	(18,274)	(185,545)

Net Increase (decrease)	294,813	$2,412,883	178,161	$1,826,563

R Shares	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	936	9,271	3,826	39,300
Less shares redeemed	—	—	—	—

Net Increase (decrease)	936	$9,271	3,826	$39,300

Total Increase (decrease)	(4,836,411)	$(49,048,107)	4,876,546	$50,091,186

Notes to Financial Statements ANNUAL REPORT	137

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2007
	Growth		Growth and		Value		Blue Chip
	Fund		Income Fund		Fund		Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	32,352,756	$1,904,834,322	16,999,710	$552,210,009	745,595	$10,204,684	1,379,897	$18,455,330
Shares issued in reinvestment of distributions	7,321,281	396,374,146	6,478,706	205,418,058	334,665	4,447,704	45,888	595,875
Less shares redeemed	(96,096,679)	(5,507,704,245)	(35,553,856)	(1,153,857,773)	(3,270,820)	(45,213,180)	(2,374,598)	(32,388,507)

Increase (decrease)	(56,422,642)	$(3,206,495,777)	(12,075,440)	$(396,229,706)	(2,190,560)	$(30,560,792)	(948,813)	$(13,337,302)

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	966,962	$57,626,202	1,185,270	$42,638,441	268,051	$3,487,128	149,320	$1,931,800
Shares issued in reinvestment of distributions	667,778	36,994,907	813,440	28,694,292	33,815	432,150	1,257	15,860
Less shares redeemed	(4,783,863)	(278,994,188)	(3,814,973)	(139,058,373)	(280,283)	(3,686,462)	(189,817)	(2,511,551)

Increase (decrease)	(3,149,123)	$(184,373,079)	(1,816,263)	$(67,725,640)	21,583	$232,816	(39,240)	$(563,891)

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	6,559,201	$360,232,008	7,514,981	$244,713,415	187,556	$2,437,078	224,018	$2,910,121
Shares issued in reinvestment of distributions	1,905,971	97,681,048	2,939,304	93,470,289	53,549	683,815	2,165	27,324
Less shares redeemed	(21,994,228)	(1,177,377,808)	(14,425,427)	(472,401,823)	(405,895)	(5,346,673)	(385,452)	(5,045,384)

Increase (decrease)	(13,529,056)	$(719,464,752)	(3,971,142)	$(134,218,119)	(164,790)	$(2,225,780)	(159,269)	$(2,107,939)

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	2,460,656	$156,492,892	671,656	$21,973,662	1,561,852	$21,967,204	847,528	$11,926,169
Shares issued in reinvestment of distributions	77,686	4,494,153	336,918	10,486,601	18,030	243,047	14,308	187,208
Less shares redeemed	(1,917,689)	(118,535,110)	(832,125)	(26,128,727)	(98,174)	(1,375,569)	(19,623)	(277,290)

Increase (decrease)	620,653	$42,451,935	176,449	$6,331,536	1,481,708	$20,834,682	842,213	$11,836,087

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,827	$362,946	3,193	$100,000	7,587	$100,000	7,813	$100,000
Shares issued in reinvestment of distributions	—	—	28	938	—	—	—	—
Less shares redeemed	(65)	(4,518)	—	—	—	—	—	—

Increase (decrease)	5,762	$358,428	3,221	$100,938	7,587	$100,000	7,813	$100,000

Total increase (decrease)	(72,474,406)	$(4,067,523,245)	(17,683,175)	$(591,740,991)	(844,472)	$(11,619,074)	(297,296)	$(4,073,045)

138	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

			Global Growth and		International		Global Equity
	Multi-Fund Blend		Income Fund		Growth Fund		Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,319,264	$15,250,603	18,835,951	$209,940,713	4,650,316	$72,939,712	3,446,892	$35,759,393
Shares issued in reinvestment of distributions	—	—	1,176,793	12,261,558	73,269	1,023,033	—	—
Less shares redeemed	(263,688)	(3,138,185)	(14,237,781)	(160,256,334)	(2,858,077)	(44,145,493)	(313,802)	(3,670,115)

Increase (decrease)	1,055,576	$12,112,418	5,774,963	$61,945,937	1,865,508	$29,817,252	3,133,090	$32,089,278

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	331,931	$3,806,796	2,933,044	$33,448,076	1,107,519	$16,708,852	203,124	$2,182,404
Shares issued in reinvestment of distributions	—	—	127,961	1,381,895	3,753	50,407	—	—
Less shares redeemed	(39,041)	(454,145)	(1,223,234)	(14,098,374)	(415,089)	(6,273,529)	(13,812)	(158,331)

Increase (decrease)	292,890	$3,352,651	1,837,771	$20,731,597	696,183	$10,485,730	189,312	$2,024,073

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	880,714	$10,129,774	13,031,385	$141,332,052	1,566,210	$24,666,253	247,201	$2,809,611
Shares issued in reinvestment of distributions	—	—	585,578	5,960,568	9,428	126,422	—	—
Less shares redeemed	(191,987)	(2,284,119)	(5,743,893)	(62,619,294)	(791,588)	(11,967,456)	(3,270)	(37,244)

Increase (decrease)	688,727	$7,845,655	7,873,070	$84,673,326	784,050	$12,825,219	243,931	$2,772,367

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	15,684	$185,739	14,156,153	$161,159,652	3,815,376	$64,516,087	425,466	$4,789,104
Shares issued in reinvestment of distributions	—	—	109,383	1,146,304	38,557	542,402	—	—
Less shares redeemed	(8,819)	(108,222)	(443,242)	(5,521,056)	(54,005)	(878,878)	(986)	(11,803)

Increase (decrease)	6,865	$77,517	13,822,294	$156,784,900	3,799,928	$64,179,611	424,480	$4,777,301

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	8,977	$100,000	9,407	$100,000	7,104	$101,000	100,000	$1,000,000
Shares issued in reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(57)	(1,030)	—	—

Increase (decrease)	8,977	$100,000	9,407	$100,000	7,047	$99,970	100,000	$1,000,000

Total increase (decrease)	2,053,035	$23,488,241	29,317,505	$324,235,760	7,152,716	$117,407,782	4,090,813	$42,663,019

Notes to Financial Statements ANNUAL REPORT	139

Notes to Financial Statements

	Convertible		Market Neutral		High Yield		Total Return
	Fund		Income Fund		Fund		Bond Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	464,035	$9,000,659	52,677,509	$682,616,429	11,613,175	$126,678,590	3,826,774	$38,621,538
Shares issued in reinvestment of distributions	1,334,317	25,763,754	1,473,702	19,013,735	788,450	8,464,773	39,157	397,031
Less shares redeemed	(5,317,876)	(103,808,009)	(16,989,549)	(220,252,441)	(9,109,715)	(98,449,563)	(1,910)	(19,171)

Increase (decrease)	(3,519,524)	$(69,043,596)	37,161,662	$481,377,723	3,291,910	$36,693,800	3,864,021	$38,999,398

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	143,494	$3,216,473	1,427,182	$19,281,210	517,557	$5,760,688	192,198	$1,945,459
Shares issued in reinvestment of distributions	285,974	6,419,040	57,384	770,889	85,537	945,066	1,292	13,105
Less shares redeemed	(1,761,980)	(40,144,352)	(1,196,289)	(16,174,877)	(1,182,573)	(13,095,706)	—	—

Increase (decrease)	(1,332,512)	$(30,508,839)	288,277	$3,877,222	(579,479)	$(6,389,952)	193,490	$1,958,564

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	444,565	$8,601,872	15,625,302	$204,770,164	779,577	$8,639,273	152,789	$1,538,195
Shares issued in reinvestment of distributions	782,737	15,149,618	411,596	5,375,193	160,227	1,761,136	1,265	12,831
Less shares redeemed	(3,845,229)	(75,255,421)	(5,975,329)	(78,452,107)	(2,152,985)	(23,725,437)	(5,028)	(51,130)

Increase (decrease)	(2,617,927)	$(51,503,931)	10,061,569	$131,693,250	(1,213,181)	$(13,325,028)	149,026	$1,499,896

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	175,958	$3,302,144	897,383	$11,527,217	660,522	$7,134,623	3,278,740	$33,485,072
Shares issued in reinvestment of distributions	32,223	590,956	51,818	662,923	24,348	261,120	10,953	111,651
Less shares redeemed	(414,708)	(7,759,023)	(200,025)	(2,570,535)	(82,974)	(894,708)	—	—

Increase (decrease)	(206,527)	$(3,865,923)	749,176	$9,619,605	601,896	$6,501,035	3,289,693	$33,596,723

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,252	$100,000	7,788	$100,000	9,225	$100,000	100,000	$1,000,000
Shares issued in reinvestment of distributions	149	2,943	136	1,765	336	3,610	1,380	13,996
Less shares redeemed	—	—	—	—	—	—	—	—
Increase (decrease)	5,401	$102,943	7,924	$101,765	9,561	$103,610	101,380	$1,013,996

Total increase (decrease)	(7,671,089)	$(154,819,346)	48,268,608	$626,669,565	2,110,707	$23,583,465	7,597,610	$77,068,577

140	ANNUAL REPORT Notes to Financial Statements

Calamos Growth Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

Selected data for a share outstanding throughout each period were as follows:

	Class A
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$70.29	$55.12	$58.31	$49.90	$47.62	$31.68

Income from investment operations:
Net investment income (loss)#	(0.24)	(0.35)	(0.23)	(0.30)	(0.36)	(0.14)

Net realized and unrealized gain (loss) on investments	(30.29)	17.49	(2.96)	11.05	2.78	16.08

Total from investment operations	(30.53)	17.14	(3.19)	10.75	2.42	15.94

Distributions:
Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Net asset value, end of period	$32.20	$70.29	$55.12	$58.31	$49.90	$47.62

Total return(a)	(48.11%)	32.15%	(5.47%)	21.96%	5.08%	50.32%

Ratios and supplemental data:
Net assets, end of period (000)	$5,052,016	$12,068,660	$12,573,503	$14,242,247	$10,161,403	$5,789,210

Ratio of net expenses to average net assets	1.21%	1.20%	1.19%*	1.20%	1.23%	1.31%

Ratio of net investment income (loss) to average net assets	(0.46%)	(0.61%)	(0.71%)*	(0.55%)	(0.74%)	(0.96%)

Ratio of gross expenses to average net assets prior to expense reductions	1.22%	1.21%	1.19%*	1.20%	1.23%	1.31%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	73.9%	75.8%	41.2%	74.7%	63.1%	53.7%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
#	Net investment income allocated based on average shares method.
*	Annualized

Financial Highlights ANNUAL REPORT	141

Calamos Growth Fund

	Class B
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$71.41	$56.37	$59.91	$51.59	$49.59	$33.24

Income from investment operations:
Net investment income (loss)#	(0.63)	(0.80)	(0.48)	(0.72)	(0.75)	(0.32)

Net realized and unrealized gain (loss) on investments	(30.69)	17.81	(3.06)	11.38	2.89	16.67

Total from investment operations	(31.32)	17.01	(3.54)	10.66	2.14	16.35

Distributions:
Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Net asset value, end of period	$32.53	$71.41	$56.37	$59.91	$51.59	$49.59

Total return(a)	(48.50%)	31.18%	(5.91%)	21.05%	4.31%	49.19%

Ratios and supplemental data:
Net assets, end of period (000)	$609,200	$1,396,806	$1,280,227	$1,424,960	$1,110,017	$749,897

Ratio of net expenses to average net assets	1.96%	1.95%	1.94%*	1.95%	1.98%	2.06%

Ratio of net investment income (loss) to average net assets	(1.21%)	(1.36%)	(1.46%)*	(1.30%)	(1.49%)	(1.71%)

Ratio of gross expenses to average net assets prior to expense reductions	1.97%	1.96%	1.94%*	1.95%	1.98%	2.06%

	Class C
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$66.05	$52.29	$55.57	$48.00	$46.15	$30.94

Income from investment operations:
Net investment income (loss)#	(0.58)	(0.74)	(0.44)	(0.67)	(0.69)	(0.28)

Net realized and unrealized gain (loss) on investments	(28.14)	16.47	(2.84)	10.58	2.68	15.49

Total from investment operations	(28.72)	15.73	(3.28)	9.91	1.99	15.21

Distributions:
Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Net asset value, end of period	$29.77	$66.05	$52.29	$55.57	$48.00	$46.15

Total return(a)	(48.50%)	31.16%	(5.90%)	21.06%	4.31%	49.16%

Ratios and supplemental data:
Net assets, end of period (000)	$1,732,305	$3,801,620	$3,716,923	$4,152,698	$3,038,513	$1,882,171

Ratio of net expenses to average net assets	1.96%	1.95%	1.94%*	1.95%	1.98%	2.06%

Ratio of net investment income (loss) to average net assets	(1.21%)	(1.36%)	(1.46%)*	(1.30%)	(1.49%)	(1.71%)

Ratio of gross expenses to average net assets prior to expense reductions	1.97%	1.96%	1.94%*	1.95%	1.98%	2.06%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

142	ANNUAL REPORT Financial Highlights

Calamos Growth Fund

	Class I
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$75.28	$58.75	$62.06	$52.85	$50.30	$33.38

Income from investment operations:
Net investment income (loss)#	(0.11)	(0.23)	(0.16)	(0.17)	(0.25)	(0.13)

Net realized and unrealized gain (loss) on investments	(32.73)	18.73	(3.15)	11.72	2.94	17.05

Total from investment operations	(32.84)	18.50	(3.31)	11.55	2.69	16.92

Distributions:
Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Net asset value, end of period	$34.88	$75.28	$58.75	$62.06	$52.85	$50.30

Total return(a)	(47.97%)	32.49%	(5.33%)	22.25%	5.35%	50.69%

Ratios and supplemental data:
Net assets, end of period (000)	$468,906	$226,225	$140,089	$198,409	$156,641	$123,933

Ratio of net expenses to average net assets	0.96%	0.95%	0.94%*	0.95%	0.98%	1.06%

Ratio of net investment income (loss) to average net assets	(0.21%)	(0.36%)	(0.46%)*	(0.30%)	(0.49%)	(0.71%)

Ratio of gross expenses to average net assets prior to expense reductions	0.97%	0.96%	0.94%*	0.95%	0.98%	1.06%

	CLASS R
	Year	March 1, 2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$70.16	$53.60

Income from investment operations:
Net investment income (loss)#	(0.35)	(0.36)

Net realized and unrealized gain (loss) on investments	(30.20)	16.92

Total from investment operations	(30.55)	16.56

Distributions:
Dividends from net investment income	—	—

Dividends from net realized gains	(7.56)	—

Total distributions	(7.56)	—

Net asset value, end of period	$32.05	$70.16

Total return(a)	(48.24%)	30.90%

Ratios and supplemental data:
Net assets, end of period (000)	$780	$404

Ratio of net expenses to average net assets	1.46%	1.45%*

Ratio of net investment income (loss) to average net assets	(0.71%)	(0.86%)*

Ratio of gross expenses to average net assets prior to expense reductions	1.47%	1.46%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

Financial Highlights ANNUAL REPORT	143

Calamos Growth and Income Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

Selected data for a share outstanding throughout each period were as follows:

	Class A
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$35.83	$32.71	$32.64	$29.40	$28.71	$22.30

Income from investment operations:
Net investment income (loss)	0.37 #	0.32	0.27	0.42	0.40	0.34

Net realized and unrealized gain (loss) on investments	(12.09)	5.04	0.25	4.18	0.85	6.48

Total from investment operations	(11.72)	5.36	0.52	4.60	1.25	6.82

Distributions:
Dividends from net investment income	(0.52)	(0.50)	(0.45)	(0.60)	(0.40)	(0.41)

Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—

Total distributions	(2.98)	(2.24)	(0.45)	(1.36)	(0.56)	(0.41)

Net asset value, end of period	$21.13	$35.83	$32.71	$32.64	$29.40	$28.71

Total return(a)	(35.31%)	17.38%	1.66%	16.01%	4.40%	30.74%

Ratios and supplemental data:
Net assets, end of period (000)	$1,749,433	$3,441,626	$3,536,121	$3,352,933	$2,580,205	$2,031,032

Ratio of net expenses to average net assets	1.06%	1.06%	1.05%*	1.06%	1.08%	1.14%

Ratio of net investment income (loss) to average net assets	1.26%	1.16%	1.35%*	1.31%	1.42%	1.63%

Ratio of gross expenses to average net assets prior to expense reductions	1.07%	1.06%	1.05%*	1.06%	1.08%	1.14%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	83.4%	66.0%	42.2%	65.4%	65.0%	50.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

144	ANNUAL REPORT Financial Highlights

Calamos Growth and Income Fund

	Class B
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$40.09	$36.32	$36.15	$32.42	$31.66	$24.57

Income from investment operations:
Net investment income (loss)	0.17 #	0.12	0.12	0.19	0.19	0.16

Net realized and unrealized gain (loss) on investments	(13.63)	5.60	0.30	4.64	0.95	7.14

Total from investment operations	(13.46)	5.72	0.42	4.83	1.14	7.30

Distributions:
Dividends from net investment income	(0.32)	(0.21)	(0.25)	(0.34)	(0.22)	(0.21)

Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—

Total distributions	(2.78)	(1.95)	(0.25)	(1.10)	(0.38)	(0.21)

Net asset value, end of period	$23.85	$40.09	$36.32	$36.15	$32.42	$31.66

Total return(a)	(35.80%)	16.53%	1.21%	15.15%	3.62%	29.78%

Ratios and supplemental data:
Net assets, end of period (000)	$385,128	$739,884	$736,256	$742,721	$639,253	$541,360

Ratio of net expenses to average net assets	1.81%	1.81%	1.80%*	1.81%	1.83%	1.89%

Ratio of net investment income (loss) to average net assets	0.51%	0.41%	0.60%*	0.56%	0.67%	0.88%

Ratio of gross expenses to average net assets prior to expense reductions	1.82%	1.81%	1.80%*	1.81%	1.83%	1.89%

	Class C
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$36.05	$32.89	$32.78	$29.53	$28.90	$22.47

Income from investment operations:
Net investment income (loss)	0.15 #	0.10	0.13	0.20	0.19	0.17

Net realized and unrealized gain (loss) on investments	(12.16)	5.05	0.26	4.19	0.84	6.50

Total from investment operations	(12.01)	5.15	0.39	4.39	1.03	6.67

Distributions:
Dividends from net investment income	(0.35)	(0.25)	(0.28)	(0.38)	(0.24)	(0.24)

Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—

Total distributions	(2.81)	(1.99)	(0.28)	(1.14)	(0.40)	(0.24)

Net asset value, end of period	$21.23	$36.05	$32.89	$32.78	$29.53	$28.90

Total return(a)	(35.82%)	16.53%	1.20%	15.16%	3.59%	29.77%

Ratios and supplemental data:
Net assets, end of period (000)	$1,212,715	$2,244,752	$2,178,512	$2,095,534	$1,615,096	$1,260,818

Ratio of net expenses to average net assets	1.81%	1.81%	1.80%*	1.81%	1.83%	1.89%

Ratio of net investment income (loss) to average net assets	0.51%	0.41%	0.60%*	0.56%	0.67%	0.88%

Ratio of gross expenses to average net assets prior to expense reductions	1.82%	1.81%	1.80%*	1.81%	1.83%	1.89%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

Financial Highlights ANNUAL REPORT	145

Calamos Growth and Income Fund

	Class I
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$35.13	$32.11	$32.06	$28.90	$28.21	$21.91

Income from investment operations:
Net investment income (loss)	0.42 #	0.46	0.32	0.51	0.45	0.44

Net realized and unrealized gain (loss) on investments	(11.82)	4.88	0.24	4.08	0.85	6.33

Total from investment operations	(11.40)	5.34	0.56	4.59	1.30	6.77

Distributions:
Dividends from net investment income	(0.58)	(0.58)	(0.51)	(0.67)	(0.45)	(0.47)

Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—

Total distributions	(3.04)	(2.32)	(0.51)	(1.43)	(0.61)	(0.47)

Net asset value, end of period	$20.69	$35.13	$32.11	$32.06	$28.90	$28.21

Total return(a)	(35.14%)	17.70%	1.78%	16.33%	4.67%	31.06%

Ratios and supplemental data:
Net assets, end of period (000)	$140,308	$173,650	$153,049	$142,702	$82,793	$44,192

Ratio of net expenses to average net assets	0.81%	0.81%	0.80%*	0.81%	0.83%	0.89%

Ratio of net investment income (loss) to average net assets	1.51%	1.41%	1.60%*	1.56%	1.67%	1.88%

Ratio of gross expenses to average net assets prior to expense reductions	0.82%	0.81%	0.80%*	0.81%	0.83%	0.89%

	CLASS R
	Year	March 1, 2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$35.80	$31.32

Income from investment operations:
Net investment income (loss)	0.28 #	0.20

Net realized and unrealized gain (loss) on investments	(12.05)	4.57

Total from investment operations	(11.77)	4.77

Distributions:
Dividends from net investment income	(0.49)	(0.29)

Dividends from net realized gains	(2.46)	—

Total distributions	(2.95)	(0.29)

Net asset value, end of period	$21.08	$35.80

Total return(a)	(35.49%)	15.32%

Ratios and supplemental data:
Net assets, end of period (000)	$690	$115

Ratio of net expenses to average net assets	1.31%	1.31%*

Ratio of net investment income (loss) to average net assets	1.01%	0.91%*

Ratio of gross expenses to average net assets prior to expense reductions	1.32%	1.31%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

146	ANNUAL REPORT Financial Highlights

Calamos Value Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

Selected data for a share outstanding throughout each period were as follows:

	Class A
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,		Year Ended March 31,

	2008	2007	2006		2006	2005	2004

Net asset value, beginning of period	$14.68	$13.63	$13.03		$12.01	$11.27	$7.70

Income from investment operations:
Net investment income (loss)	0.03 #	0.01 #	(0.00	)#*	0.01	0.02	(0.02)

Net realized and unrealized gain (loss) on investments	(4.83)	1.73	0.60		1.51	0.72	3.59

Total from investment operations	(4.80)	1.74	0.60		1.52	0.74	3.57

Distributions:
Dividends from net investment income	(0.08)	—	—		—	—	—

Dividends from net realized gains	(0.90)	(0.69)	—		(0.50)	—	—

Total distributions	(0.98)	(0.69)	—		(0.50)	—	—

Net asset value, end of period	$8.90	$14.68	$13.63		$13.03	$12.01	$11.27

Total return(a)	(34.79%)	13.33%	4.60%		12.91%	6.57%	46.36%

Ratios and supplemental data:
Net assets, end of period (000)	$45,372	$76,676	$101,016		$95,264	$88,040	$40,024

Ratio of net expenses to average net assets	1.48%	1.46%	1.46	%**	1.47%	1.61%	1.75%

Ratio of net investment income (loss) to average net assets	0.24%	0.05%	(0.04	%)**	0.10%	0.07%	(0.40%)

Ratio of gross expenses to average net assets prior to expense reductions	1.49%	1.46%	1.46	%**	1.47%	1.61%	2.02%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	61.0%	29.6%	35.7%	63.3%	50.3%	24.4%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

Financial Highlights ANNUAL REPORT	147

Calamos Value Fund

	Class B
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.01	$13.13	$12.61	$11.73	$11.08	$7.63

Income from investment operations:
Net investment income (loss)	(0.06)#	(0.09)#	(0.06)#	(0.07)	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	(4.59)	1.66	0.58	1.45	0.68	3.47

Total from investment operations	(4.65)	1.57	0.52	1.38	0.65	3.45

Distributions:
Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(0.90)	(0.69)	—	(0.50)	—	—

Total distributions	(0.90)	(0.69)	—	(0.50)	—	—

Net asset value, end of period	$8.46	$14.01	$13.13	$12.61	$11.73	$11.08

Total return(a)	(35.24%)	12.50%	4.12%	12.01%	5.87%	45.22%

Ratios and supplemental data:
Net assets, end of period (000)	$5,377	$10,867	$9,898	$9,205	$7,676	$3,865

Ratio of net expenses to average net assets	2.23%	2.21%	2.21%*	2.22%	2.36%	2.50%

Ratio of net investment income (loss) to average net assets	(0.51%)	(0.70%)	(0.79%)*	(0.65%)	(0.68%)	(1.15%)

Ratio of gross expenses to average net assets prior to expense reductions	2.24%	2.21%	2.21%*	2.22%	2.36%	2.77%

	Class C
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.00	$13.12	$12.60	$11.72	$11.08	$7.63

Income from investment operations:
Net investment income (loss)	(0.06)#	(0.09)#	(0.06)#	(0.07)	(0.04)	(0.01)

Net realized and unrealized gain (loss) on investments	(4.59)	1.66	0.58	1.45	0.68	3.46

Total from investment operations	(4.65)	1.57	0.52	1.38	0.64	3.45

Distributions:
Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(0.90)	(0.69)	—	(0.50)	—	—

Total distributions	(0.90)	(0.69)	—	(0.50)	—	—

Net asset value, end of period	$8.45	$14.00	$13.12	$12.60	$11.72	$11.08

Total return(a)	(35.27%)	12.51%	4.13%	12.02%	5.78%	45.22%

Ratios and supplemental data:
Net assets, end of period (000)	$7,295	$14,364	$15,621	$14,999	$12,991	$6,894

Ratio of net expenses to average net assets	2.23%	2.21%	2.21%*	2.22%	2.36%	2.50%

Ratio of net investment income (loss) to average net assets	(0.51%)	(0.70%)	(0.79%)*	(0.65%)	(0.68%)	(1.15%)

Ratio of gross expenses to average net assets prior to expense reductions	2.24%	2.21%	2.21%*	2.22%	2.36%	2.77%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

148	ANNUAL REPORT Financial Highlights

Calamos Value Fund

	Class I
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.92	$13.81	$13.18	$12.11	$11.33	$7.72

Income from investment operations:
Net investment income (loss)	0.06 #	0.04 #	0.02 #	0.04	0.03	(0.01)

Net realized and unrealized gain (loss) on investments	(4.91)	1.76	0.61	1.53	0.75	3.62

Total from investment operations	(4.85)	1.80	0.63	1.57	0.78	3.61

Distributions:
Dividends from net investment income	(0.12)	—	—	—	—	—

Dividends from net realized gains	(0.90)	(0.69)	—	(0.50)	—	—

Total distributions	(1.02)	(0.69)	—	(0.50)	—	—

Net asset value, end of period	$9.05	$14.92	$13.81	$13.18	$12.11	$11.33

Total return(a)	(34.64%)	13.60%	4.78%	13.22%	6.88%	46.76%

Ratios and supplemental data:
Net assets, end of period (000)	$17,711	$29,628	$6,951	$4,120	$3,174	$2,461

Ratio of net expenses to average net assets	1.23%	1.21%	1.21%**	1.22%	1.36%	1.50%

Ratio of net investment income (loss) to average net assets	0.49%	0.30%	0.21%**	0.35%	0.32%	(0.15%)

Ratio of gross expenses to average net assets prior to expense reductions	1.24%	1.21%	1.21%**	1.22%	1.36%	1.77%

	CLASS R
	Year	March 1, 2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$14.66	$13.18

Income from investment operations:
Net investment income (loss)#	(0.00)*	(0.02)

Net realized and unrealized gain (loss) on investments	(4.82)	1.50

Total from investment operations	(4.82)	1.48

Distributions:
Dividends from net investment income	(0.07)	—

Dividends from net realized gains	(0.90)	—

Total distributions	(0.97)	—

Net asset value, end of period	$8.87	$14.66

Total return(a)	(34.96%)	11.23%

Ratios and supplemental data:
Net assets, end of period (000)	$72	$111

Ratio of net expenses to average net assets	1.73%	1.71	%**

Ratio of net investment income (loss) to average net assets	(0.01%)	(0.20	%)**

Ratio of gross expenses to average net assets prior to expense reductions	1.74%	1.71	%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share

**	Annualized

∧	Commencement of operations

Financial Highlights ANNUAL REPORT	149

Calamos Blue Chip

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,			December 1,
			2006			2003∧
	Year Ended		through	Year Ended		through
	October 31,		October 31,	March 31,		March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.82	$12.75	$12.12	$10.91	$10.27	$10.00

Income from investment operations:
Net investment income (loss)	0.06 #	0.04 #	0.02	0.02	0.02	(0.01)

Net realized and unrealized gain (loss) on investments	(5.05)	2.11	0.61	1.19	0.63	0.28

Total from investment operations	(4.99)	2.15	0.63	1.21	0.65	0.27

Distributions:
Dividends from net investment income	(0.03)	(0.04)	—	—	(0.01)	—

Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—

Total distributions	(0.92)	(0.08)	—	—	(0.01)	—

Net asset value, end of period	$8.91	$14.82	$12.75	$12.12	$10.91	$10.27

Total return(a)	(35.66%)	16.93%	5.20%	11.09%	6.33%	2.70%

Ratios and supplemental data:
Net assets, end of period (000)	$67,229	$107,955	$105,014	$95,552	$76,809	$28,499

Ratio of net expenses to average net assets	1.45%	1.44%	1.43%*	1.46%	1.70%	1.75%*

Ratio of net investment income (loss) to average net assets	0.49%	0.33%	0.29%*	0.16%	0.25%	(0.42%)*

Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.45%	1.43%*	1.46%	1.70%	2.56%*

			April 1,			December 1,
			2006			2003∧
	Year Ended		through	Year Ended		through
	October 31,		October 31,	March 31,		March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	39.8%	45.9%	25.5%	27.7%	37.6%	4.3%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

150	ANNUAL REPORT Financial Highlights

Calamos Blue Chip

	CLASS B
			April 1,			December 1,
			2006			2003∧
	Year Ended		through	Year Ended		through
	October 31,		October 31,	March 31,		March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.44	$12.49	$11.92	$10.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	(0.03)#	(0.06)#	(0.05)	(0.07)	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	(4.89)	2.05	0.62	1.17	0.60	0.27

Total from investment operations	(4.92)	1.99	0.57	1.10	0.57	0.25

Distributions:
Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—

Total distributions	(0.89)	(0.04)	—	—	—	—

Net asset value, end of period	$8.63	$14.44	$12.49	$11.92	$10.82	$10.25

Total return(a)	(36.08%)	15.96%	4.78%	10.17%	5.56%	2.50%

Ratios and supplemental data:
Net assets, end of period (000)	$4,833	$8,694	$8,007	$8,452	$7,219	$3,894

Ratio of net expenses to average net assets	2.20%	2.19%	2.18%*	2.21%	2.45%	2.50%*

Ratio of net investment income (loss) to average net assets	(0.26%)	(0.42%)	(0.46%)*	(0.59%)	(0.50%)	(1.17%)*

Ratio of gross expenses to average net assets prior to expense reductions	2.21%	2.20%	2.18%*	2.21%	2.45%	3.31%*

	CLASS C
			April 1,			December 1,
			2006			2003∧
	Year Ended		through	Year Ended		through
	October 31,		October 31,	March 31,		March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.45	$12.49	$11.93	$10.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	(0.03)#	(0.06)#	(0.04)	(0.07)	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	(4.90)	2.06	0.60	1.18	0.60	0.27

Total from investment operations	(4.93)	2.00	0.56	1.11	0.57	0.25

Distributions:
Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—

Total distributions	(0.89)	(0.04)	—	—	—	—

Net asset value, end of period	$8.63	$14.45	$12.49	$11.93	$10.82	$10.25

Total return(a)	(36.13%)	16.04%	4.69%	10.26%	5.56%	2.50%

Ratios and supplemental data:
Net assets, end of period (000)	$8,489	$14,389	$14,430	$14,233	$12,337	$4,822

Ratio of net expenses to average net assets	2.20%	2.19%	2.18%*	2.21%	2.45%	2.50%*

Ratio of net investment income (loss) to average net assets	(0.26%)	(0.42%)	(0.46%)*	(0.59%)	(0.50%)	(1.17%)*

Ratio of gross expenses to average net assets prior to expense reductions	2.21%	2.20%	2.18%*	2.21%	2.45%	3.31%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

Financial Highlights ANNUAL REPORT	151

Calamos Blue Chip

	CLASS I
			April 1,			December 1,
			2006			2003∧
	Year Ended		through	Year Ended		through
	October 31,		October 31,	March 31,		March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.90	$12.84	$12.19	$10.94	$10.28	$10.00

Income from investment operations:
Net investment income (loss)	0.09 #	0.08 #	0.04	0.01	0.04	(0.00	)*

Net realized and unrealized gain (loss) on investments	(5.06)	2.11	0.61	1.24	0.64	0.28

Total from investment operations	(4.97)	2.19	0.65	1.25	0.68	0.28

Distributions:
Dividends from net investment income	(0.07)	(0.09)	—	—	(0.02)	—

Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—

Total distributions	(0.96)	(0.13)	—	—	(0.02)	—

Net asset value, end of period	$8.97	$14.90	$12.84	$12.19	$10.94	$10.28

Total return(a)	(35.44%)	17.15%	5.33%	11.43%	6.64%	2.80%

Ratios and supplemental data:
Net assets, end of period (000)	$22,337	$34,783	$19,153	$17,881	$2,686	$1,427

Ratio of net expenses to average net assets	1.20%	1.19%	1.18%**	1.21%	1.45%	1.50	%**

Ratio of net investment income (loss) to average net assets	0.74%	0.58%	0.54%**	0.41%	0.50%	(0.17	%)**

Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.20%	1.18%**	1.21%	1.45%	2.31	%**

	CLASS R
		March 1, 2007∧
	Year Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$14.79	$12.80

Income from investment operations:
Net investment income (loss)	0.03 #	0.01	#

Net realized and unrealized gain (loss) on investments	(5.04)	1.98

Total from investment operations	(5.01)	1.99

Distributions:
Dividends from net investment income	(0.01)	—

Dividends from net realized gains	(0.89)	—

Total distributions	(0.90)	—

Net asset value, end of period	$8.88	$14.79

Total return(a)	(35.82%)	15.55%

Ratios and supplemental data:
Net assets, end of period (000)	$106	$116

Ratio of net expenses to average net assets	1.70%	1.69	%**

Ratio of net investment income (loss) to average net assets	0.24%	0.08	%**

Ratio of gross expenses to average net assets prior to expense reductions	1.71%	1.70	%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share

**	Annualized

∧	Commencement of operations

152	ANNUAL REPORT Financial Highlights

Calamos Multi-Fund Blend

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information.

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			June 28,
			2006∧
	Year Ended		through
	October 31,		October 31,

	2008	2007	2006

Net asset value, beginning of period	$13.44	$10.92	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)#	(0.04)	(0.01)

Net realized and unrealized gain (loss) on investments	(5.47)	2.56	0.93

Total from investment operations	(5.49)	2.52	0.92

Distributions:
Dividends from net investment income	(0.06)	—	—

Dividends from net realized gains	(0.10)	—	—

Total distributions	(0.16)	—	—

Net asset value, end of period	$7.79	$13.44	$10.92

Total return(a)	(41.28%)	23.08%	9.20%

Ratios and supplemental data:
Net assets, end of period (000)	$8,035	$19,034	$3,934

Ratio of net expenses to average net assets	0.50%	0.50%	0.50%*

Ratio of net investment income (loss) to average net assets	(0.17%)	(0.50%)	(0.50%)*

Ratio of gross expenses to average net assets prior to expense reductions	0.76%	1.27%	10.91%*

			June 28,
			2006∧
	Year Ended		through
	October 31,		October 31,

	2008	2007	2006

Portfolio turnover rate	37.7%	9.9%	0.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

Financial Highlights ANNUAL REPORT	153

Calamos Multi-Fund Blend

	CLASS B				CLASS C
			June 28,				June 28,
			2006∧				2006∧
	Year Ended		through		Year Ended		through
	October 31,		October 31,		October 31,		October 31,

	2008	2007	2006		2008	2007	2006

Net asset value, beginning of period	$13.31	$10.89	$10.00		$13.31	$10.89	$10.00

Income from investment operations:
Net investment income (loss)	(0.10)#	(0.09)	(0.02)		(0.10)#	(0.10)	(0.02)

Net realized and unrealized gain (loss) on investments	(5.42)	2.51	0.91		(5.42)	2.52	0.91

Total from investment operations	(5.52)	2.42	0.89		(5.52)	2.42	0.89

Distributions:
Dividends from net investment income	—	—	—		—	—	—

Dividends from net realized gains	(0.10)	—	—		(0.10)	—	—

Total distributions	(0.10)	—	—		(0.10)	—	—

Net asset value, end of period	$7.69	$13.31	$10.89		$7.69	$13.31	$10.89

Total return(a)	(41.73%)	22.22%	8.90%		(41.73%)	22.22%	8.90%

Ratios and supplemental data:
Net assets, end of period (000)	$2,248	$4,772	$715		$5,179	$11,648	$2,032

Ratio of net expenses to average net assets	1.25%	1.25%	1.25	%**	1.25%	1.25%	1.25	%**

Ratio of net investment income (loss) to average net assets	(0.92%)	(1.25%)	(1.25	%)**	(0.92%)	(1.25%)	(1.25	%)**

Ratio of gross expenses to average net assets prior to expense reductions	1.51%	2.02%	11.66	%**	1.51%	2.02%	11.66	%**

	CLASS I				CLASS R
			June 28,			March 1,
			2006∧			2007∧
	Year Ended		through		Year Ended	through
	October 31,		October 31,		October 31,	October 31,

	2008	2007	2006		2008	2007

Net asset value, beginning of period	$13.48	$10.93	$10.00		$13.42	$11.14

Income from investment operations:
Net investment income (loss)	0.01 #	(0.02)	(0.00	)*	(0.05)#	(0.06)

Net realized and unrealized gain (loss) on investments	(5.49)	2.57	0.93		(5.47)	2.34

Total from investment operations	(5.48)	2.55	0.93		(5.52)	2.28

Distributions:
Dividends from net investment income	(0.08)	—	—		(0.03)	—

Dividends from net realized gains	(0.10)	—	—		(0.10)	—

Total distributions	(0.18)	—	—		(0.13)	—

Net asset value, end of period	$7.82	$13.48	$10.93		$7.77	$13.42

Total return(a)	(41.13%)	23.33%	9.30%		(41.46%)	20.47%

Ratios and supplemental data:
Net assets, end of period (000)	$122	$121	$23		$71	$120

Ratio of net expenses to average net assets	0.25%	0.25%	0.25	%**	0.75%	0.75	%**

Ratio of net investment income (loss) to average net assets	0.08%	(0.25%)	(0.25	%)**	(0.42%)	(0.75	%)**

Ratio of gross expenses to average net assets prior to expense reductions	0.51%	1.02%	10.66	%**	1.01%	1.52	%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

∧	Commencement of operations

154	ANNUAL REPORT Financial Highlights

Calamos 130/30 Equity Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information.

Selected data for a share outstanding throughout each period were as follows:

	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	June 20, 2008∧	June 20, 2008∧	June 20, 2008∧	June 20, 2008∧	June 20, 2008∧
	through	through	through	through	through
	October 31,	October 31,	October 31,	October 31,	October 31,

	2008	2008	2008	2008	2008

Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Net investment income (loss)#	(0.01)	(0.04)	(0.04)	(0.01)	(0.02)

Net realized and unrealized gain (loss) on investments	(3.52)	(3.51)	(3.51)	(3.52)	(3.52)

Total from investment operations	(3.53)	(3.55)	(3.55)	(3.53)	(3.54)

Distributions:
Dividends from net investment income	—	—	—	—	—

Dividends from net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$6.47	$6.45	$6.45	$6.47	$6.46

Total return(a)	(35.30%)	(35.50%)	(35.50%)	(35.30%)	(35.40%)

Ratios and supplemental data:
Net assets, end of period (000)	$887	$673	$663	$13,597	$646

Ratio of net expenses to average net assets(b)	1.98%*	2.73%*	2.73%*	1.73%*	2.23%*

Ratio of net investment income (loss) to average net assets	(0.48%)*	(1.23%)*	(1.23%)*	(0.23%)*	(0.73%)*

Ratio of gross expenses to average net assets prior to waiver of expenses by the Advisor	2.92%*	3.67%*	3.67%*	2.67%*	3.17%*

June 20,
2008∧
through
October 31,

2008

Portfolio turnover rate	72.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

(b)	Includes 0.27% for the period ended October 31, 2008 related to interest and dividend expense on short positions .

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

Financial Highlights ANNUAL REPORT	155

Calamos Global Growth and Income Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$12.83	$10.50	$10.18	$8.27	$8.04	$6.27

Income from investment operations:
Net investment income (loss)#	0.12	0.07	0.04	0.12	0.14	0.13

Net realized and unrealized gain (loss) on investments	(4.88)	2.60	0.38	2.19	0.09	1.65

Total from investment operations	(4.76)	2.67	0.42	2.31	0.23	1.78

Distributions:
Dividends from net investment income	—	—	(0.10)	(0.24)	—	(0.01)

Dividends from net realized gains	(0.72)	(0.34)	—	(0.16)	(0.00)*	—

Total distributions	(0.72)	(0.34)	(0.10)	(0.40)	—	(0.01)

Net asset value, end of period	$7.35	$12.83	$10.50	$10.18	$8.27	$8.04

Total return(a)	(39.08%)	26.17%	4.19%	28.25%	2.90%	28.42%

Ratios and supplemental data:
Net assets, end of period (000)	$300,563	$625,429	$451,280	$387,476	$183,797	$93,830

Ratio of net expenses to average net assets	1.36%	1.38%	1.41%**	1.44%	1.51%	1.69%

Ratio of net investment income (loss) to average net assets	1.12%	0.61%	0.67%**	1.29%	1.78%	1.72%

Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.38%	1.42%**	1.44%	1.51%	1.69%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	117.7%	83.3%	42.2%	59.0%	45.5%	48.5%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

156	ANNUAL REPORT Financial Highlights

Calamos Global Growth and Income Fund

	CLASS B
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,		Year Ended March 31,

	2008	2007	2006		2006	2005	2004

Net asset value, beginning of period	$13.21	$10.88	$10.57		$8.60	$8.43	$6.63

Income from investment operations:
Net investment income (loss)#	0.04	(0.02)	(0.01)		0.05	0.09	0.08

Net realized and unrealized gain (loss) on investments	(5.01)	2.69	0.40		2.28	0.08	1.73

Total from investment operations	(4.97)	2.67	0.39		2.33	0.17	1.81

Distributions:
Dividends from net investment income	—	—	(0.08)		(0.20)	—	(0.01)

Dividends from net realized gains	(0.72)	(0.34)	—		(0.16)	(0.00)*	—

Total distributions	(0.72)	(0.34)	(0.08)		(0.36)	—	(0.01)

Net asset value, end of period	$7.52	$13.21	$10.88		$10.57	$8.60	$8.43

Total return(a)	(39.57%)	25.23%	3.75%		27.39%	2.06%	27.30%

Ratios and supplemental data:
Net assets, end of period (000)	$52,729	$99,134	$61,675		$52,547	$24,378	$13,878

Ratio of net expenses to average net assets	2.11%	2.13%	2.16	%**	2.19%	2.26%	2.44%

Ratio of net investment income (loss) to average net assets	0.37%	(0.14%)	(0.08	%)**	0.54%	1.03%	0.97%

Ratio of gross expenses to average net assets prior to expense reductions	2.11%	2.13%	2.17	%**	2.19%	2.26%	2.44%

	CLASS C
			April 1,
			2006
			through
	Year Ended October 31,		October 31,		Year Ended March 31,

	2008	2007	2006		2006	2005	2004

Net asset value, beginning of period	$12.45	$10.27	$9.99		$8.15	$7.98	$6.28

Income from investment operations:
Net investment income (loss)#	0.04	(0.02)	(0.00	)*	0.05	0.08	0.07

Net realized and unrealized gain (loss) on investments	(4.71)	2.54	0.37		2.15	0.09	1.64

Total from investment operations	(4.67)	2.52	0.37		2.20	0.17	1.71

Distributions:
Dividends from net investment income	—	—	(0.09)		(0.20)	—	(0.01)

Dividends from net realized gains	(0.72)	(0.34)	—		(0.16)	(0.00)*	—

Total distributions	(0.72)	(0.34)	(0.09)		(0.36)	—	(0.01)

Net asset value, end of period	$7.06	$12.45	$10.27		$9.99	$8.15	$7.98

Total return(a)	(39.58%)	25.27%	3.69%		27.31%	2.17%	27.23%

Ratios and supplemental data:
Net assets, end of period (000)	$236,088	$429,028	$273,198		$221,122	$101,794	$63,425

Ratio of net expenses to average net assets	2.11%	2.13%	2.16	%**	2.19%	2.26%	2.44%

Ratio of net investment income (loss) to average net assets	0.37%	(0.14%)	(0.08	%)**	0.54%	1.03%	0.97%

Ratio of gross expenses to average net assets prior to expense reductions	2.11%	2.13%	2.17	%**	2.19%	2.26%	2.44%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

Financial Highlights ANNUAL REPORT	157

Calamos Global Growth and Income Fund

	CLASS I
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$12.94	$10.57	$10.23	$8.30	$8.05	$6.27

Income from investment operations:
Net investment income (loss)#	0.14	0.10	0.05	0.15	0.16	0.15

Net realized and unrealized gain (loss) on investments	(4.93)	2.61	0.40	2.19	0.09	1.64

Total from investment operations	(4.79)	2.71	0.45	2.34	0.25	1.79

Distributions:
Dividends from net investment income	—	—	(0.11)	(0.25)	—	(0.01)

Dividends from net realized gains	(0.72)	(0.34)	—	(0.16)	(0.00)*	—

Total distributions	(0.72)	(0.34)	(0.11)	(0.41)	—	(0.01)

Net asset value, end of period	$7.43	$12.94	$10.57	$10.23	$8.30	$8.05

Total return(a)	(38.97%)	26.38%	4.43%	28.56%	3.15%	28.59%

Ratios and supplemental data:
Net assets, end of period (000)	$145,751	$225,092	$37,758	$28,532	$4,645	$4,251

Ratio of net expenses to average net assets	1.11%	1.13%	1.16%**	1.19%	1.26%	1.44%

Ratio of net investment income (loss) to average net assets	1.37%	0.86%	0.92%**	1.54%	2.03%	1.97%

Ratio of gross expenses to average net assets prior to expense reductions	1.11%	1.13%	1.17%**	1.19%	1.26%	1.44%

	CLASS R
	Year	March 1, 2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$12.81	$10.63

Income from investment operations:
Net investment income (loss)#	0.09	0.03

Net realized and unrealized gain (loss) on investments	(4.86)	2.15

Total from investment operations	(4.77)	2.18

Distributions:
Dividends from net investment income	—	—

Dividends from net realized gains	(0.72)	—

Total distributions	(0.72)	—

Net asset value, end of period	$7.32	$12.81

Total return(a)	(39.23%)	20.51%

Ratios and supplemental data:
Net assets, end of period (000)	$209	$121

Ratio of net expenses to average net assets	1.61%	1.63%**

Ratio of net investment income (loss) to average net assets	0.87%	0.36%**

Ratio of gross expenses to average net assets prior to expense reductions	1.61%	1.63%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

∧	Commencement of operations

158	ANNUAL REPORT Financial Highlights

Calamos International Growth Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,		March 16,
			2006	Year	2005∧
			through	Ended	through
	Year Ended October 31,		October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005

Net asset value, beginning of period	$19.16	$13.34	$13.10	$9.76	$10.00

Income from investment operations:
Net investment income (loss)	0.04 #	0.06	0.03	0.07	0.01

Net realized and unrealized gain (loss) on investments	(9.61)	5.85	0.21	3.33	(0.25)

Total from investment operations	(9.57)	5.91	0.24	3.40	(0.24)

Distributions:
Dividends from net investment income	(0.08)	(0.05)	—	(0.06)	—

Dividends from net realized gains	(0.61)	(0.04)	—	—	—

Total distributions	(0.69)	(0.09)	—	(0.06)	—

Net asset value, end of period	$8.90	$19.16	$13.34	$13.10	$9.76

Total return(a)	(51.67%)	44.59%	1.83%	34.87%	(2.40%)

Ratios and supplemental data:
Net assets, end of period (000)	$130,686	$270,864	$163,662	$127,471	$43,722

Ratio of net expenses to average net assets	1.48%	1.49%	1.52%*	1.62%	1.75%*

Ratio of net investment income (loss) to average net assets	0.25%	0.40%	0.49%*	0.80%	2.00%*

Ratio of gross expenses to average net assets prior to expense reductions	1.48%	1.49%	1.53%*	1.62%	3.00%*

			April 1,		March 16,
			2006		2005∧
	Year Ended		through	Year Ended	through
	October 31,		October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005

Portfolio turnover rate	87.7%	80.1%	39.5%	49.3%	0.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

Financial Highlights ANNUAL REPORT	159

Calamos International Growth Fund

	CLASS B
			April 1,		March 16,
			2006	Year	2005∧
	Year Ended		through	Ended	through
	October 31,		October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005

Net asset value, beginning of period	$18.88	$13.20	$13.02	$9.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.07)#	(0.04)	(0.01)	0.01	0.01

Net realized and unrealized gain (loss) on investments	(9.46)	5.76	0.19	3.29	(0.25)

Total from investment operations	(9.53)	5.72	0.18	3.30	(0.24)

Distributions:
Dividends from net investment income	—	—	—	(0.04)	—

Dividends from net realized gains	(0.61)	(0.04)	—	—	—

Total distributions	(0.61)	(0.04)	—	(0.04)	—

Net asset value, end of period	$8.74	$18.88	$13.20	$13.02	$9.76

Total return(a)	(52.02%)	43.49%	1.38%	33.81%	(2.40%)

Ratios and supplemental data:
Net assets, end of period (000)	$15,978	$40,659	$19,227	$11,928	$98

Ratio of net expenses to average net assets	2.23%	2.24%	2.27%*	2.37%	2.50%*

Ratio of net investment income (loss) to average net assets	(0.50%)	(0.35%)	(0.26%)*	0.05%	1.25%*

Ratio of gross expenses to average net assets prior to expense reductions	2.23%	2.24%	2.28%*	2.37%	3.75%*

	CLASS C
			April 1,		March 16,
			2006	Year	2005∧
	Year Ended		through	Ended	through
	October 31,		October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005

Net asset value, beginning of period	$18.85	$13.18	$13.00	$9.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.07)#	(0.04)	(0.01)	0.02	0.01

Net realized and unrealized gain (loss) on investments	(9.45)	5.75	0.19	3.27	(0.25)

Total from investment operations	(9.52)	5.71	0.18	3.29	(0.24)

Distributions:
Dividends from net investment income	—	—	—	(0.05)	—

Dividends from net realized gains	(0.61)	(0.04)	—	—	—

Total distributions	(0.61)	(0.04)	—	(0.05)	—

Net asset value, end of period	$8.72	$18.85	$13.18	$13.00	$9.76

Total return(a)	(52.05%)	43.48%	1.38%	33.73%	(2.40%)

Ratios and supplemental data:
Net assets, end of period (000)	$43,401	$96,202	$56,899	$38,959	$98

Ratio of net expenses to average net assets	2.23%	2.24%	2.27%*	2.37%	2.50%*

Ratio of net investment income (loss) to average net assets	(0.50%)	(0.35%)	(0.26%)*	0.05%	1.25%*

Ratio of gross expenses to average net assets prior to expense reductions	2.23%	2.24%	2.28%*	2.37%	3.75%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

160	ANNUAL REPORT Financial Highlights

Calamos International Growth Fund

	CLASS I
			April 1,		March 16,
			2006		2005∧
	Year Ended		through	Year Ended	through
	October 31,		October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005

Net asset value, beginning of period	$19.22	$13.37	$13.11	$9.76	$10.00

Income from investment operations:
Net investment income (loss)	0.08 #	0.07	0.05	0.09	0.01

Net realized and unrealized gain (loss) on investments	(9.65)	5.90	0.21	3.33	(0.25)

Total from investment operations	(9.57)	5.97	0.26	3.42	(0.24)

Distributions:
Dividends from net investment income	(0.11)	(0.08)	—	(0.07)	—

Dividends from net realized gains	(0.61)	(0.04)	—	—	—

Total distributions	(0.72)	(0.12)	—	(0.07)	—

Net asset value, end of period	$8.93	$19.22	$13.37	$13.11	$9.76

Total return(a)	(51.56%)	45.01%	1.98%	35.13%	(2.40%)

Ratios and supplemental data:
Net assets, end of period (000)	$78,423	$157,986	$59,108	$52,011	$6,835

Ratio of net expenses to average net assets	1.23%	1.24%	1.27%**	1.37%	1.50%**

Ratio of net investment income (loss) to average net assets	0.50%	0.65%	0.74%**	1.05%	2.25%**

Ratio of gross expenses to average net assets prior to expense reductions	1.23%	1.24%	1.28%**	1.37%	2.75%**

	CLASS R
	Year	March 1, 2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$19.13	$14.19

Income from investment operations:
Net investment income (loss)	0.00 #*	0.02

Net realized and unrealized gain (loss) on investments	(9.59)	4.92

Total from investment operations	(9.59)	4.94

Distributions:
Dividends from net investment income	(0.05)	—

Dividends from net realized gains	(0.61)	—

Total distributions	(0.66)	—

Net asset value, end of period	$8.88	$19.13

Total return(a)	(51.78%)	34.81%

Ratios and supplemental data:
Net assets, end of period (000)	$83	$135

Ratio of net expenses to average net assets	1.73%	1.74%**

Ratio of net investment income (loss) to average net assets	0.00%	0.15%**

Ratio of gross expenses to average net assets prior to expense reductions	1.73%	1.74%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005.

**	Annualized

∧	Commencement of operations

Financial Highlights ANNUAL REPORT	161

Calamos Global Equity Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information.

Selected data for a share outstanding throughout each period were as follows:

	CLASS A			CLASS B			CLASS C			CLASS I			CLASS R
		March 1,			March 1,			March 1,			March 1,			March 1,
	Year	2007∧		Year	2007∧		Year	2007∧		Year	2007∧		Year	2007∧
	Ended	through		Ended	through		Ended	through		Ended	through		Ended	through
	October 31,	October 31,		October 31,	October 31,		October 31,	October 31,		October 31,	October 31,		October 31,	October 31,

	2008	2007		2008	2007		2008	2007		2008	2007		2008	2007

Net asset value, beginning of period	$13.44	$10.00		$13.36	$10.00		$13.37	$10.00		$13.46	$10.00		$13.41	$10.00

Income from investment operations:
Net investment income (loss)#	(0.06)	(0.02)		(0.14)	(0.08)		(0.14)	(0.08)		(0.03)	(0.00	)*	(0.08)	(0.04)

Net realized and unrealized gain (loss) on investments	(6.22)	3.46		(6.16)	3.44		(6.16)	3.45		(6.24)	3.46		(6.20)	3.45

Total from investment operations	(6.28)	3.44		(6.30)	3.36		(6.30)	3.37		(6.27)	3.46		(6.28)	3.41

Distributions:
Dividends from net investment income	—	—		—	—		—	—		—	—		—	—

Dividends from net realized gains	—	—		—	—		—	—		—	—		—	—

Total distributions	—	—		—	—		—	—		—	—		—	—

Net asset value, end of period	$7.16	$13.44		$7.06	$13.36		$7.07	$13.37		$7.19	$13.46		$7.13	$13.41

Total return(a)	(46.73%)	34.40%		(47.16%)	33.60%		(47.12%)	33.70%		(46.58%)	34.60%		(46.83%)	34.10%

Ratios and supplemental data:
Net assets, end of period (000)	$23,904	$42,097		$1,531	$2,529		$4,339	$3,261		$3,436	$5,714		$713	$1,341

Ratio of net expenses to average net assets	1.82%	1.75	%**	2.57%	2.50	%**	2.57%	2.50	%**	1.57%	1.50	%**	2.07%	2.00	%**

Ratio of net investment income (loss) to average net assets	(0.52%)	(0.30	%)**	(1.27%)	(1.05	%)**	(1.27%)	(1.05	%)**	(0.27%)	(0.05	%)**	(0.77%)	(0.55	%)**

Ratio of gross expenses to average net assets prior to expense reductions	1.82%	1.92	%**	2.57%	2.67	%**	2.57%	2.67	%**	1.57%	1.67	%**	2.07%	2.17	%**

		March 1,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Portfolio turnover rate	83.7%	45.8%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005 per share.

**	Annualized

∧	Commencement of operations

162	ANNUAL REPORT Financial Highlights

Calamos Evolving World Growth Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information.

Selected data for a share outstanding throughout each period were as follows:

	CLASS A	CLASS B		CLASS C		CLASS I	CLASS R
	August 15,	August 15,		August 15,		August 15,	August 15,
	2008∧	2008∧		2008∧		2008∧	2008∧
	through	through		through		through	through
	October 31,	October 31,		October 31,		October 31,	October 31,

	2008	2008		2008		2008	2008

Net asset value, beginning of period	$10.00	$10.00		$10.00		$10.00	$10.00

Income from investment operations:
Net investment income (loss)#	0.01	(0.00	)*	(0.00	)*	0.02	0.01

Net realized and unrealized gain (loss) on investments	(2.68)	(2.68)		(2.68)		(2.69)	(2.68)

Total from investment operations	(2.67)	(2.68)		(2.68)		(2.67)	(2.67)

Distributions:
Dividends from net investment income	—	—		—		—	—

Dividends from net realized gains	—	—		—		—	—

Total distributions	—	—		—		—	—

Net asset value, end of period	$7.33	$7.32		$7.32		$7.33	$7.33

Total return(a)	(26.70%)	(26.80%)		(26.80%)		(26.70%)	(26.70%)

Ratios and supplemental data:
Net assets, end of period (000)	$1,194	$732		$734		$15,404	$732

Ratio of net expenses to average net assets	1.68%**	2.43	%**	2.43	%**	1.43%**	1.93%**

Ratio of net investment income (loss) to average net assets	0.71%**	(0.04	%)**	(0.04	%)**	0.96%**	0.46%**

Ratio of gross expenses to average net assets prior to waiver of expenses by the Advisor	3.01%**	3.76	%**	3.76	%**	2.76%**	3.26%**

August 15,
2008∧
through
October 31,

2008

Portfolio turnover rate	1.2%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005

**	Annualized

∧	Commencement of operations

Financial Highlights ANNUAL REPORT	163

Calamos Convertible Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,
			2006
			Through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$20.77	$19.98	$19.98	$20.42	$22.18	$17.15

Income from investment operations:
Net investment income (loss)	0.42 #	0.41 #	0.20 #	0.33	0.40	0.51

Net realized and unrealized gain (loss) on investments	(6.52)	2.33	0.32	1.78	(0.76)	5.13

Total from investment operations	(6.10)	2.74	0.52	2.11	(0.36)	5.64

Distributions:
Dividends from net investment income	(0.48)	(0.86)	(0.52)	(0.93)	(0.36)	(0.61)

Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—

Total distributions	(0.54)	(1.95)	(0.52)	(2.55)	(1.40)	(0.61)

Net asset value, end of period	$14.13	$20.77	$19.98	$19.98	$20.42	$22.18

Total return(a)	(30.12%)	14.80%	2.70%	10.97%	(1.69%)	33.16%

Ratios and supplemental data:
Net assets, end of period (000)	$222,243	$297,122	$356,203	$400,392	$498,262	$629,461

Ratio of net expenses to average net assets	1.14%	1.13%	1.12%*	1.12%	1.11%	1.15%

Ratio of net investment income (loss) to average net assets	2.22%	2.11%	1.78%*	1.85%	1.80%	2.36%

Ratio of gross expenses to average net assets prior to expense reductions	1.15%	1.13%	1.12%*	1.12%	1.11%	1.15%

			April 1,
			2006
	Year Ended		Through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	90.9%	92.7%	33.7%	63.4%	50.6%	67.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

164	ANNUAL REPORT Financial Highlights

Calamos Convertible Fund

	CLASS B
			April 1,
			2006
	Year Ended		Through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$24.27	$23.02	$22.90	$23.04	$24.88	$19.18

Income from investment operations:
Net investment income (loss)	0.32 #	0.31 #	0.14 #	0.24	0.26	0.37

Net realized and unrealized gain (loss) on investments	(7.62)	2.71	0.37	1.99	(0.84)	5.77

Total from investment operations	(7.30)	3.02	0.51	2.23	(0.58)	6.14

Distributions:
Dividends from net investment income	(0.43)	(0.68)	(0.39)	(0.75)	(0.22)	(0.44)

Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—

Total distributions	(0.49)	(1.77)	(0.39)	(2.37)	(1.26)	(0.44)

Net asset value, end of period	$16.48	$24.27	$23.02	$22.90	$23.04	$24.88

Total return(a)	(30.66%)	13.91%	2.24%	10.18%	(2.43%)	32.16%

Ratios and supplemental data:
Net assets, end of period (000)	$67,313	$129,258	$153,263	$171,282	$194,383	$229,323

Ratio of net expenses to average net assets	1.89%	1.88%	1.87%*	1.87%	1.86%	1.90%

Ratio of net investment income (loss) to average net assets	1.47%	1.36%	1.03%*	1.10%	1.05%	1.61%

Ratio of gross expenses to average net assets prior to expense reductions	1.90%	1.88%	1.87%*	1.87%	1.86%	1.90%

	CLASS C
			April 1,
			2006
			Through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$20.82	$20.02	$19.99	$20.42	$22.22	$17.19

Income from investment operations:
Net investment income (loss)	0.28 #	0.27 #	0.12 #	0.18	0.23	0.33

Net realized and unrealized gain (loss) on investments	(6.51)	2.33	0.32	1.79	(0.76)	5.16

Total from investment operations	(6.23)	2.60	0.44	1.97	(0.53)	5.49

Distributions:
Dividends from net investment income	(0.44)	(0.71)	(0.41)	(0.78)	(0.23)	(0.46)

Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—

Total distributions	(0.50)	(1.80)	(0.41)	(2.40)	(1.27)	(0.46)

Net asset value, end of period	$14.09	$20.82	$20.02	$19.99	$20.42	$22.22

Total return(a)	(30.62%)	13.93%	2.23%	10.20%	(2.45%)	32.11%

Ratios and supplemental data:
Net assets, end of period (000)	$164,363	$268,809	$310,918	$346,000	$415,044	$522,146

Ratio of net expenses to average net assets	1.89%	1.88%	1.87%*	1.87%	1.86%	1.90%

Ratio of net investment income (loss) to average net assets	1.47%	1.36%	1.03%*	1.10%	1.05%	1.61%

Ratio of gross expenses to average net assets prior to expense reductions	1.90%	1.88%	1.87%*	1.87%	1.86%	1.90%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

Financial Highlights ANNUAL REPORT	165

Calamos Convertible Fund

	CLASS I
			April 1,
			2006
	Year Ended		Through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$19.62	$18.98	$19.01	$19.55	$21.29	$16.49

Income from investment operations:
Net investment income (loss)	0.43 #	0.44 #	0.22 #	0.35	0.43	0.51

Net realized and unrealized gain (loss) on investments	(6.15)	2.20	0.30	1.72	(0.73)	4.95

Total from investment operations	(5.72)	2.64	0.52	2.07	(0.30)	5.46

Distributions:
Dividends from net investment income	(0.49)	(0.91)	(0.55)	(0.99)	(0.40)	(0.66)

Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—

Total distributions	(0.55)	(2.00)	(0.55)	(2.61)	(1.44)	(0.66)

Net asset value, end of period	$13.35	$19.62	$18.98	$19.01	$19.55	$21.29

Total return(a)	(29.95%)	15.11%	2.83%	11.31%	(1.47%)	33.45%

Ratios and supplemental data:
Net assets, end of period (000)	$15,152	$17,781	$21,126	$26,304	$35,235	$51,614

Ratio of net expenses to average net assets	0.89%	0.88%	0.87%*	0.87%	0.86%	0.90%

Ratio of net investment income (loss) to average net assets	2.47%	2.36%	2.03%*	2.10%	2.05%	2.61%

Ratio of gross expenses to average net assets prior to expense reductions	0.90%	0.88%	0.87%*	0.87%	0.86%	0.90%

	CLASS R
		March 1,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$20.75	$19.04

Income from investment operations:
Net investment income (loss)#	0.37	0.24

Net realized and unrealized gain (loss) on investments	(6.49)	2.03

Total from investment operations	(6.12)	2.27

Distributions:
Dividends from net investment income	(0.46)	(0.56)

Dividends from net realized gains	(0.06)	—

Total distributions	(0.52)	(0.56)

Net asset value, end of period	$14.11	$20.75

Total return(a)	(30.19%)	12.08%

Ratios and supplemental data:
Net assets, end of period (000)	$78	$112

Ratio of net expenses to average net assets	1.39%	1.38%*

Ratio of net investment income (loss) to average net assets	1.97%	1.86%*

Ratio of gross expenses to average net assets prior to expense reductions	1.40%	1.38%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

166	ANNUAL REPORT Financial Highlights

Calamos Market Neutral Income Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$13.31	$12.77	$12.67	$13.02	$14.45	$14.14

Income from investment operations:
Net investment income (loss)	0.30 #	0.47 #	0.30 #	0.55 #	0.33	0.51

Net realized and unrealized gain (loss) on investments	(2.13)	0.51	0.13	0.09	(0.46)	0.87

Total from investment operations	(1.83)	0.98	0.43	0.64	(0.13)	1.38

Distributions:
Dividends from net investment income	(0.51)	(0.44)	(0.33)	(0.99)	(0.82)	(0.76)

Dividends from net realized gains	—	—	—	—	(0.48)	(0.31)

Total distributions	(0.51)	(0.44)	(0.33)	(0.99)	(1.30)	(1.07)

Net asset value, end of period	$10.97	$13.31	$12.77	$12.67	$13.02	$14.45

Total return(a)	(14.22%)	7.81%	3.45%	5.20%	(1.03%)	10.11%

Ratios and supplemental data:
Net assets, end of period (000)	$815,845	$1,012,912	$497,161	$254,292	$279,737	$402,820

Ratio of net expenses to average net assets(b)	1.12%	1.18%	1.25%*	1.57%	1.32%	1.51%

Ratio of net investment income (loss) to average net assets	2.40%	3.63%	4.03%*	4.34%	3.45%	3.64%

Ratio of gross expenses to average net assets prior to expense reductions(b)	1.13%	1.19%	1.25%*	1.57%	1.32%	1.51%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	112.0%	104.7%	78.4%	137.1%	74.4%	123.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.04%, 0.08%, 0.10%, 0.43%, 0.18%, and 0.36%, for the years ended October 31, 2008 and 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Annualized

Financial Highlights ANNUAL REPORT	167

Calamos Market Neutral Income Fund

	CLASS B
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$13.90	$13.31	$13.18	$13.51	$14.95	$14.60

Income from investment operations:
Net investment income (loss)	0.22 #	0.39 #	0.25 #	0.47 #	0.33	0.42

Net realized and unrealized gain (loss) on investments	(2.23)	0.53	0.14	0.08	(0.56)	0.89

Total from investment operations	(2.01)	0.92	0.39	0.55	(0.23)	1.31

Distributions:
Dividends from net investment income	(0.41)	(0.33)	(0.26)	(0.88)	(0.73)	(0.65)

Dividends from net realized gains	—	—	—	—	(0.48)	(0.31)

Total distributions	(0.41)	(0.33)	(0.26)	(0.88)	(1.21)	(0.96)

Net asset value, end of period	$11.48	$13.90	$13.31	$13.18	$13.51	$14.95

Total return(a)	(14.84%)	7.04%	3.00%	4.33%	(1.66%)	9.22%

Ratios and supplemental data:
Net assets, end of period (000)	$43,852	$52,502	$46,453	$35,076	$40,019	$50,429

Ratio of net expenses to average net assets(b)	1.87%	1.93%	2.00%*	2.32%	2.07%	2.26%

Ratio of net investment income (loss) to average net assets	1.65%	2.88%	3.28%*	3.59%	2.70%	2.89%

Ratio of gross expenses to average net assets prior to expense reductions(b)	1.88%	1.94%	2.00%*	2.32%	2.07%	2.26%

	CLASS C
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$13.48	$12.93	$12.83	$13.17	$14.61	$14.29

Income from investment operations:
Net investment income (loss)	0.21 #	0.38 #	0.25 #	0.46 #	0.24	0.41

Net realized and unrealized gain (loss) on investments	(2.16)	0.51	0.12	0.08	(0.47)	0.87

Total from investment operations	(1.95)	0.89	0.37	0.54	(0.23)	1.28

Distributions:
Dividends from net investment income	(0.41)	(0.34)	(0.27)	(0.88)	(0.73)	(0.65)

Dividends from net realized gains	—	—	—	—	(0.48)	(0.31)

Total distributions	(0.41)	(0.34)	(0.27)	(0.88)	(1.21)	(0.96)

Net asset value, end of period	$11.12	$13.48	$12.93	$12.83	$13.17	$14.61

Total return(a)	(14.84%)	7.01%	2.97%	4.37%	(1.69%)	9.24%

Ratios and supplemental data:
Net assets, end of period (000)	$363,213	$457,924	$309,142	$162,218	$129,352	$185,568

Ratio of net expenses to average net assets(b)	1.87%	1.93%	2.00%*	2.32%	2.07%	2.26%

Ratio of net investment income (loss) to average net assets	1.65%	2.88%	3.28%*	3.59%	2.70%	2.89%

Ratio of gross expenses to average net assets prior to expense reductions(b)	1.88%	1.94%	2.00%*	2.32%	2.07%	2.26%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.04%, 0.08%, 0.10%, 0.43%, 0.18%, and 0.36%, for the years ended October 31, 2008 and 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Annualized

168	ANNUAL REPORT Financial Highlights

Calamos Market Neutral Income Fund

	CLASS I
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$13.21	$12.67	$12.57	$12.92	$14.34	$14.05

Income from investment operations:
Net investment income (loss)	0.32 #	0.50 #	0.31 #	0.57 #	0.54	0.56

Net realized and unrealized gain (loss) on investments	(2.11)	0.51	0.14	0.10	(0.63)	0.84

Total from investment operations	(1.79)	1.01	0.45	0.67	(0.09)	1.40

Distributions:
Dividends from net investment income	(0.54)	(0.47)	(0.35)	(1.02)	(0.85)	(0.80)

Dividends from net realized gains	—	—	—	—	(0.48)	(0.31)

Total distributions	(0.54)	(0.47)	(0.35)	(1.02)	(1.33)	(1.11)

Net asset value, end of period	$10.88	$13.21	$12.67	$12.57	$12.92	$14.34

Total return(a)	(14.03%)	8.12%	3.62%	5.56%	(0.76%)	10.32%

Ratios and supplemental data:
Net assets, end of period (000)	$102,745	$24,954	$14,450	$7,830	$39,561	$40,969

Ratio of net expenses to average net assets(b)	0.87%	0.93%	1.00%*	1.32%	1.07%	1.26%

Ratio of net investment income (loss) to average net assets	2.65%	3.88%	4.28%*	4.59%	3.70%	3.89%

Ratio of gross expenses to average net assets prior to expense reductions(b)	0.88%	0.94%	1.00%*	1.32%	1.07%	1.26%

	CLASS R
		March 1,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$13.31	$12.84

Income from investment operations:
Net investment income (loss)#	0.27	0.30

Net realized and unrealized gain (loss) on investments	(2.14)	0.40

Total from investment operations	(1.87)	0.70

Distributions:
Dividends from net investment income	(0.48)	(0.23)

Dividends from net realized gains	—	—

Total distributions	(0.48)	(0.23)

Net asset value, end of period	$10.96	$13.31

Total return(a)	(14.48%)	5.47%

Ratios and supplemental data:
Net assets, end of period (000)	$162	$105

Ratio of net expenses to average net assets(b)	1.37%	1.43%*

Ratio of net investment income (loss) to average net assets	2.15%	3.38%*

Ratio of gross expenses to average net assets prior to expense reductions(b)	1.38%	1.44%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.04%, 0.08%, 0.10%, 0.43%, 0.18%, and 0.36%, for the years ended October 31, 2008 and 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Annualized
∧	Commencement of operations

Financial Highlights ANNUAL REPORT	169

Calamos High Yield Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$10.96	$10.71	$10.83	$10.75	$10.86	$9.60

Income from investment operations:

Net investment income (loss)	0.55 #	0.61	0.34	0.60	0.67	0.69
Net realized and unrealized gain (loss) on investments	(3.44)	0.34	0.00	0.33	(0.07)	1.28

Total from investment operations	(2.89)	0.95	0.34	0.93	0.60	1.97

Distributions:
Dividends from net investment income	(0.73)	(0.64)	(0.46)	(0.72)	(0.56)	(0.71)

Dividends from net realized gains	(0.23)	(0.06)	—	(0.13)	(0.15)	—

Total distributions	(0.96)	(0.70)	(0.46)	(0.85)	(0.71)	(0.71)

Net asset value, end of period	$7.11	$10.96	$10.71	$10.83	$10.75	$10.86

Total return(a)	(28.60%)	9.16%	3.32%	9.11%	5.67%	20.87%

Ratios and supplemental data:
Net assets, end of period (000)	$90,995	$186,816	$147,400	$152,382	$119,798	$97,993

Ratio of net expenses to average net assets	1.21%	1.19%	1.17%*	1.19%	1.24%	1.30%

Ratio of net investment income (loss) to average net assets	5.69%	5.39%	5.50%*	5.70%	6.26%	7.04%

Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.20%	1.17%*	1.19%	1.24%	1.30%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	47.5%	74.1%	27.1%	73.1%	39.7%	44.2%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

170	ANNUAL REPORT Financial Highlights

Calamos High Yield Fund

	CLASS B
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$11.28	$11.00	$11.10	$10.99	$11.11	$9.82

Income from investment operations:
Net investment income (loss)	0.50 #	0.50	0.31	0.54	0.61	0.63

Net realized and unrealized gain (loss) on investments	(3.55)	0.39	(0.01)	0.34	(0.08)	1.29

Total from investment operations	(3.05)	0.89	0.30	0.88	0.53	1.92

Distributions:
Dividends from net investment income	(0.65)	(0.55)	(0.40)	(0.64)	(0.50)	(0.63)

Dividends from net realized gains	(0.23)	(0.06)	—	(0.13)	(0.15)	—

Total distributions	(0.88)	(0.61)	(0.40)	(0.77)	(0.65)	(0.63)

Net asset value, end of period	$7.35	$11.28	$11.00	$11.10	$10.99	$11.11

Total return(a)	(29.06%)	8.32%	2.84%	8.37%	4.83%	19.89%

Ratios and supplemental data:
Net assets, end of period (000)	$14,956	$27,806	$33,499	$31,960	$28,228	$26,657

Ratio of net expenses to average net assets	1.96%	1.94%	1.92%*	1.94%	1.99%	2.05%

Ratio of net investment income (loss) to average net assets	4.94%	4.64%	4.75%*	4.95%	5.51%	6.29%

Ratio of gross expenses to average net assets prior to expense reductions	1.96%	1.95%	1.92%*	1.94%	1.99%	2.05%

	CLASS C
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$11.22	$10.95	$11.05	$10.94	$11.06	$9.78

Income from investment operations:
Net investment income (loss)	0.49 #	0.48	0.30	0.54	0.61	0.62

Net realized and unrealized gain (loss) on investments	(3.52)	0.40	—	0.33	(0.08)	1.29

Total from investment operations	(3.03)	0.88	0.30	0.87	0.53	1.91

Distributions:
Dividends from net investment income	(0.65)	(0.55)	(0.40)	(0.63)	(0.50)	(0.63)

Dividends from net realized gains	(0.23)	(0.06)	—	(0.13)	(0.15)	—

Total distributions	(0.88)	(0.61)	(0.40)	(0.76)	(0.65)	(0.63)

Net asset value, end of period	$7.31	$11.22	$10.95	$11.05	$10.94	$11.06

Total return(a)	(29.03%)	8.27%	2.85%	8.37%	4.87%	19.88%

Ratios and supplemental data:
Net assets, end of period (000)	$28,261	$48,377	$60,486	$65,089	$70,922	$67,593

Ratio of net expenses to average net assets	1.96%	1.94%	1.92%*	1.94%	1.99%	2.05%

Ratio of net investment income (loss) to average net assets	4.94%	4.64%	4.75%*	4.95%	5.51%	6.29%

Ratio of gross expenses to average net assets prior to expense reductions	1.96%	1.95%	1.92%*	1.94%	1.99%	2.05%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

Financial Highlights ANNUAL REPORT	171

Calamos High Yield Fund

	CLASS I
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$10.96	$10.71	$10.84	$10.75	$10.85	$9.60

Income from investment operations:
Net investment income (loss)	0.57 #	0.60	0.33	0.64	0.82	0.77

Net realized and unrealized gain (loss) on investments	(3.42)	0.38	0.02	0.33	(0.19)	1.21

Total from investment operations	(2.85)	0.98	0.35	0.97	0.63	1.98

Distributions:
Dividends from net investment income	(0.76)	(0.67)	(0.48)	(0.75)	(0.58)	(0.73)

Dividends from net realized gains	(0.23)	(0.06)	—	(0.13)	(0.15)	—

Total distributions	(0.99)	(0.73)	(0.48)	(0.88)	(0.73)	(0.73)

Net asset value, end of period	$7.12	$10.96	$10.71	$10.84	$10.75	$10.85

Total return(a)	(28.31%)	9.43%	3.50%	9.39%	5.96%	21.04%

Ratios and supplemental data:
Net assets, end of period (000)	$8,010	$9,109	$2,455	$1,947	$1,874	$2,717

Ratio of net expenses to average net assets	0.96%	0.94%	0.92%*	0.94%	0.99%	1.05%

Ratio of net investment income (loss) to average net assets	5.94%	5.64%	5.75%*	5.95%	6.51%	7.29%

Ratio of gross expenses to average net assets prior to expense reductions	0.96%	0.95%	0.92%*	0.94%	0.99%	1.05%

	CLASS R
		March 1,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$10.95	$10.84

Income from investment operations:
Net investment income (loss)	0.53 #	0.37

Net realized and unrealized gain (loss) on investments	(3.43)	0.13

Total from investment operations	(2.90)	0.50

Distributions:
Dividends from net investment income	(0.71)	(0.39)

Dividends from net realized gains	(0.23)	—

Total distributions	(0.94)	(0.39)

Net asset value, end of period	$7.11	$10.95

Total return(a)	(28.71%)	4.69%

Ratios and supplemental data:
Net assets, end of period (000)	$75	$105

Ratio of net expenses to average net assets	1.46%	1.44%*

Ratio of net investment income (loss) to average net assets	5.44%	5.14%*

Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.45%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

172	ANNUAL REPORT Financial Highlights

Calamos Total Return Bond Fund

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information.

Selected data for a share outstanding throughout each period were as follows:

	CLASS A		Class B
		June 27,		June 27,
	Year	2007∧	Year	2007∧
	Ended	through	Ended	through
	October 31,	October 31,	October 31,	October 31,

	2008	2007	2008	2007

Net asset value, beginning of period	$10.25	$10.00	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.33 #	0.15	0.26 #	0.12

Net realized and unrealized gain (loss) on investments	(0.35)	0.25	(0.36)	0.25

Total from investment operations	(0.02)	0.40	(0.10)	0.37

Distributions:
Dividends from net investment income	(0.41)	(0.15)	(0.33)	(0.12)

Dividends from net realized gains	—	—	—	—

Total distributions	(0.41)	(0.15)	(0.33)	(0.12)

Net asset value, end of period	$9.82	$10.25	$9.82	$10.25

Total return(a)	(0.33%)	4.00%	(1.07%)	3.74%

Ratios and supplemental data:
Net assets, end of period (000)	$55,858	$39,590	$12,539	$1,983

Ratio of net expenses to average net assets	0.83%	0.90%*	1.58%	1.65%*

Ratio of net investment income (loss) to average net assets	3.24%	4.11%*	2.49%	3.36%*

Ratio of gross expenses to average net assets prior to expense reductions	1.13%	1.66%*	1.88%	2.41%*

		June 27,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Portfolio turnover rate	678.6%	235.8%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

Financial Highlights ANNUAL REPORT	173

Calamos Total Return Bond Fund

	CLASS C		Class I
		June 27,		June 27,
	Year	2007∧	Year	2007∧
	Ended	through	Ended	through
	October 31,	October 31,	October 31,	October 31,

	2008	2007	2008	2007

Net asset value, beginning of period	$10.25	$10.00	$10.24	$10.00

Income from investment operations:
Net investment income (loss)	0.25 #	0.12	0.36 #	0.16

Net realized and unrealized gain (loss) on investments	(0.35)	0.25	(0.35)	0.24

Total from investment operations	(0.10)	0.37	0.01	0.40

Distributions:
Dividends from net investment income	(0.33)	(0.12)	(0.43)	(0.16)

Dividends from net realized gains	—	—	—	—

Total distributions	(0.33)	(0.12)	(0.43)	(0.16)

Net asset value, end of period	$9.82	$10.25	$9.82	$10.24

Total return(a)	(1.07%)	3.74%	0.02%	4.06%

Ratios and supplemental data:
Net assets, end of period (000)	$19,018	$1,527	$34,049	$33,698

Ratio of net expenses to average net assets	1.58%	1.65%*	0.58%	0.65%*

Ratio of net investment income (loss) to average net assets	2.49%	3.36%*	3.49%	4.36%*

Ratio of gross expenses to average net assets prior to expense reductions	1.88%	2.41%*	0.88%	1.41%*

	CLASS R
		June 27,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.31 #	0.14

Net realized and unrealized gain (loss) on investments	(0.36)	0.25

Total from investment operations	(0.05)	0.39

Distributions:
Dividends from net investment income	(0.38)	(0.14)

Dividends from net realized gains	—	—

Total distributions	(0.38)	(0.14)

Net asset value, end of period	$9.82	$10.25

Total return(a)	(0.58%)	3.91%

Ratios and supplemental data:
Net assets, end of period (000)	$1,033	$1,039

Ratio of net expenses to average net assets	1.08%	1.15%*

Ratio of net investment income (loss) to average net assets	2.99%	3.86%*

Ratio of gross expenses to average net assets prior to expense reductions	1.38%	1.91%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

174	ANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Convertible Fund, Market Neutral Income Fund, High Yield Fund, Total Return Bond Fund, 130/30 Equity Fund, and Evolving World Growth Fund (the “Funds”), portfolios of Calamos Investment Trust (the “Trust”), as of October 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets and the financial highlights for each year or for each period ended on or after March 31, 2006. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for periods ended prior to March 31, 2006 were audited by other auditors whose report, dated May 13, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios referred to above included in the Calamos Investment Trust as of October 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods stated in the first paragraph in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 18, 2008

Report of Independent Registered Public Accounting Firm ANNUAL REPORT	175

Trustee Approval of Management Agreement (unaudited)

The Board of Trustees of Calamos Investment Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on March 7, 2008, the Board, including all of the Independent Trustees, approved an amendment to the management agreement to add Calamos Evolving World Growth Fund and Calamos 130/30 Equity Fund as new Funds covered by the terms of the agreement. At a meeting held on June 4, 2008, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Funds and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2009, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services

The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of care and conscientiousness in the management of the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser and various Funds in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devote to each Fund and the investment results produced by the Adviser’s in-house research. The Board also noted the significant personal investments that the Adviser’s personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the management agreements and that each Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Funds

The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the performance of a group of comparable funds selected by Lipper, Inc., an independent data service provider, and especially the median performance of that group (the Fund’s “Universe Median”). The performance periods considered by the Board ended on March 31, 2008. Where available, the Board considered one-, three-, five- and ten-year performance.

176	ANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (unaudited)

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Calamos Growth and Income Fund. The Board considered that the Fund underperformed its Universe Median during the one-, three- and five-year periods, although it outperformed its Universe Median during the ten-year period.

Calamos Value Fund. The Board considered that the Fund outperformed its Universe Median during the one- and five-year periods, although it underperformed its Universe Median during the three-year period.

Calamos Blue Chip Fund. The Board considered that the Fund outperformed its Universe Median during the one-year period, although it slightly underperformed its Universe Median during the three-year period.

Calamos Multi-Fund Blend. The Board considered the performance of Growth Fund, Value Fund and Global Growth and Income Fund, the three underlying funds in which the Fund primarily invests (the “Underlying Funds”), noting that each Underlying Fund has a competitive performance record versus its Universe Median.

Calamos 130/30 Equity Fund. The Board did not consider comparative performance information for the Fund because the Fund did not have a full year of performance for the period considered by the Board.

Calamos Global Growth and Income Fund. The Board considered that the Fund underperformed its Universe Median during the five- and ten-year periods, although it outperformed its Universe Median during the three-year period and performed consistently with its Universe Median during the one-year period. The Board also noted that, for the one-, three-, five- and ten-year periods, the Fund was in the third, second, third and third quintiles, respectively, of its Universe.

Calamos International Growth Fund. The Board considered that the Fund outperformed its Universe Median during the one- and three-year periods.

Calamos Global Equity Fund. Noting that the Fund commenced operations in March 2007, the Board considered that the Fund outperformed its Universe Median during the one-year period.

Calamos Evolving World Growth Fund. The Board did not consider comparative performance information for the Fund because the Fund did not have a full year of performance for the period considered by the Board.

Calamos Convertible Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Calamos Market Neutral Income Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Calamos High Yield Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods.

Calamos Total Return Bond Fund. The Board did not consider comparative performance information for the Fund because the Fund did not have a full year of performance for the period considered by the Board.

The trustees concluded that the investment performance of each Fund over various time periods supported a finding that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders, notwithstanding that the performance of some Funds for some periods lagged the performance of their respective Universe Medians.

Trustee Approval of Management Agreement ANNUAL REPORT	177

Trustee Approval of Management Agreement (unaudited)

Costs of Services Provided and Profits Realized by the Adviser

Using information provided by Lipper, the Board evaluated each Fund’s management fee rate compared to the management fee rates for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the total expense ratios of the funds in the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board noted that, although in most instances, the rates of fees paid by those clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s significantly greater level of responsibilities and broader scope of services regarding the Funds, and the more extensive regulatory obligations and risks associated with managing the Funds.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund in relation to the median fee rate and expense ratio of the funds in the Fund’s Expense Group (the “Median Fee” and “Median Expense,” respectively) is set forth below:

Calamos Growth Fund. The Board considered that the Fund’s management fee rate is higher than the Median Fee. The Board also noted that the Fund’s total expense ratio is higher than the Median Expense. However, the Board noted that the Fund’s total expense ratio is slightly lower than the median of the supplemental Expense Group selected by the Adviser.

Calamos Growth and Income Fund. The Board considered that the Fund’s management fee rate is lower than the Median Fee. The Board also noted that the Fund’s total expense ratio is lower than the Median Expense.

Calamos Value Fund. The Board considered that the Fund’s management fee rate is higher than the Median Fee. The Board also noted that the Fund’s total expense ratio is higher than the Median Expense.

Calamos Blue Chip Fund. The Board considered that the Fund’s management fee rate is higher than the Median Fee. The Board also noted that the Fund’s total expense ratio is higher than the Median Expense.

Calamos Multi-Fund Blend. The Board noted that the Fund does not pay a management fee, but instead indirectly bears the expenses of the Underlying Funds, which are described in this paragraph.

Calamos 130/30 Equity Fund. The Board considered that the Fund’s management fee rate is lower than the Median Fee. The Board also noted that the Fund’s total expense ratio is comparable to the Median Expense.

Calamos Global Growth and Income Fund. The Board considered that the Fund’s management fee rate is higher than the Median Fee. The Board also noted that the Fund’s total expense ratio is higher than the Median Expense.

Calamos International Growth Fund. The Board considered that the Fund’s management fee rate is higher than the Median Fee. The Board also noted that the Fund’s total expense ratio is higher than the Median Expense.

Calamos Global Equity Fund. The Board considered that the Fund’s management fee rate is higher than the Median Fee. The Board also noted that the Fund’s total direct expense ratio after reimbursement is lower than the Median Expense.

178	ANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (unaudited)

Calamos Evolving World Growth Fund. The Board considered that the Fund’s management fee rate is lower than the Median Fee. The Board also noted that the Fund’s total expense ratio is lower than the Median Expense.

Calamos Convertible Fund. The Board considered that the Fund’s management fee rate is higher than the Median Fee. The Board also noted that the Fund’s total expense ratio is higher than the Median Expense.

Calamos Market Neutral Income Fund. The Board considered that the Fund’s management fee rate is lower than the Median Fee. The Board also noted that the Fund’s total expense ratio is lower than the Median Expense.

Calamos High Yield Fund. The Board considered that the Fund’s management fee rate is higher than the Median Fee. The Board also noted that the Fund’s total expense ratio is higher than the Median Expense.

Calamos Total Return Bond Fund. The Board considered that the Fund’s management fee rate after reimbursement is lower than the Median Fee. The Board also noted that the Fund’s total expense ratio after reimbursement is lower than the Median Expense.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by each Fund to the Adviser was reasonable in light of the nature and quality of the services provided, notwithstanding the fact that for many Funds the rate of fee is higher than the respective Median Fee, and that the profitability to the Adviser of its relationship with the Funds appeared to be reasonable in relation to the nature and quality of the services performed.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund, other than Multi-Fund Blend, could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each Fund for a portion of its expenses if the Fund expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the fee schedule for each Fund, other than Multi-Fund Blend, allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds

The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds therefore, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

At the March 7 meeting, after full consideration of the above factors with respect to 130/30 Equity Fund and Evolving World Growth Fund, as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, approved the amendment of the management agreement to add 130/30 Equity Fund and Evolving World Growth Fund as series covered by the management agreement. At the June 4 meeting, after full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of each Fund and its shareholders.

Trustee Approval of Management Agreement ANNUAL REPORT	179

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2009, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2008:

Growth	Growth and	Value	Blue Chip	Multi-Fund
Fund	Income Fund	Fund	Fund	Blend

$1,892,574,719	$445,262,001	$7,956,807	$10,034,728	$930,735

Global Growth	International		Market
and Income	Growth	Convertible	Neutral Income	High Yield
Fund	Fund	Fund	Fund	Fund

$76,973,306	$18,205,820	$10,248,006	$7,861,531	$4,754,782

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2008:

Growth	Growth and	Value	Blue Chip	Multi-Fund
Fund	Income Fund	Fund	Fund	Blend

$77,501,410	$45,777,509	$1,662,284	$2,640,232	$108,116

	Global Growth	International		Evolving World
130/30 Equity	and Income	Growth	Global Equity	Growth
Fund	Fund	Fund	Fund	Fund

$37,079	$12,426,004	$6,709,420	$553,170	$21,864

	Market		Total
Convertible	Neutral Income	High Yield	Return Bond
Fund	Fund	Fund	Fund

$3,501,093	$24,098,491	$1,295,810	$26,032

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2008:

Global Growth
Growth and	Value	Blue Chip	and Income	Global Equity
Income Fund	Fund	Fund	Fund	Fund

47%	100%	100%	16%	9%

	Market		Total
Convertible	Neutral Income	High Yield	Return Bond
Fund	Fund	Fund	Fund

19%	29%	7%	1%

180	ANNUAL REPORT Tax Information

Tax Information (unaudited)

Under Section 853 of the Code, Global Growth and Income Fund, International Growth Fund and Global Equity Fund have elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign taxes paid per share for the fiscal period ended October 31, 2008, are as follows:

GLOBAL GROWTH AND INCOME FUND
For the tax year ended 10/31/08

Country	Gross Foreign Income	Taxes Paid

Australia	0.00510	0.00000
Belgium	0.00301	0.00045
Canada	0.00176	0.00026
Cayman Islands	0.00915	0.00000
Denmark	0.00447	0.00067
Finland	0.00737	0.00111
France	0.00533	0.00024
Germany	0.02062	0.00122
India	0.00242	0.00000
Japan	0.01842	0.00129
Luxembourg	0.00257	0.00000
Mexico	0.00877	0.00000
South Korea	0.00014	0.00002
Switzerland	0.01123	0.00119
United Kingdom	0.01490	0.00000
Totals	0.11526	0.00645

INTERNATIONAL GROWTH FUND
For the tax year ended 10/31/08

Country	Gross Foreign Income	Taxes Paid

Australia	0.01640	0.00000
Belgium	0.01104	0.00166
Bermuda	0.02210	0.00000
Brazil	0.01136	0.00022
Canada	0.00436	0.00065
Denmark	0.00702	0.00105
Finland	0.00743	0.00111
France	0.00424	0.00064
Germany	0.02211	0.00332
Greece	0.00661	0.00000
Hong Kong	0.00431	0.00000
India	0.00732	0.00000
Ireland	0.00327	0.00000
Italy	0.00198	0.00030
Japan	0.03923	0.00275
Luxembourg	0.00472	0.00000
Mexico	0.01787	0.00000
Norway	0.00702	0.00105
Singapore	0.01136	0.00000
South Korea	0.00012	0.00002

Tax Information ANNUAL REPORT	181

Tax Information (unaudited)

Country	Gross Foreign Income	Taxes Paid

Sweden	0.00218	0.00033
Switzerland	0.02725	0.00285
Taiwan	0.01071	0.00000
United Kingdom	0.03187	0.00000
Totals	0.28188	0.01595

GLOBAL EQUITY FUND
For the tax year ended 10/31/08

Country	Gross Foreign Income	Taxes Paid

Australia	0.00459	0.00000
Belgium	0.00520	0.00078
Bermuda	0.01079	0.00000
Brazil	0.00620	0.00000
Canada	0.00132	0.00020
Cayman Islands	0.00025	0.00000
Denmark	0.00386	0.00058
Finland	0.00431	0.00065
France	0.00212	0.00032
Germany	0.00996	0.00149
Greece	0.00227	0.00000
Hong Kong	0.00247	0.00000
India	0.00079	0.00000
Ireland	0.00110	0.00000
Japan	0.02076	0.00145
Luxembourg	0.00245	0.00000
Mexico	0.00950	0.00000
Norway	0.00317	0.00047
Singapore	0.00068	0.00000
South Korea	0.00006	0.00001
Switzerland	0.01374	0.00148
Taiwan	0.00589	0.00000
United Kingdom	0.01008	0.00000
Totals	0.12156	0.00743

182	ANNUAL REPORT Tax Information

Trustees & Officers (unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2008, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios in
		Fund Complex∧	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen	and Other Directorships

Trustees who are interested persons of the Trust:

John P. Calamos, Sr., 68*	Trustee and President (since 1988)	21	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 71	Trustee (since 2001)	21	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 58	Trustee (since 2002)	21	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters (law firm)

John E. Neal, 58	Trustee (since 2001)	21	Private investor; formerly Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT); Partner, Private Perfumery LLC (private label perfume company); Linden LLC (health care private equity) and Greenspire Properties LLC (private homebuilder and real estate development company)

William R. Rybak, 57	Trustee (since 2002)	21	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 64	Trustee (since 2004); Lead Independent Trustee (since 2005)	21	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 64	Trustee (since 2006)	21	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 109 portfolios in fund complex

***	Overseeing 2 portfolios in fund complex

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

Trustees & Officers ANNUAL REPORT	183

Trustees & Officers (unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2008, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	During Past 5 Years

Nimish S. Bhatt, 45	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc.
Nick P. Calamos, 47	Vice President (since 1992)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS
James J. Boyne, 42	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)
Cheryl L. Hampton, 39	Treasurer (since 2007)	Vice President, Calamos Advisors (since March 2007); Tax Director, PricewaterhouseCoopers LLP (1999-2007)
Stathy Darcy, 42	Secretary (since 2007)	Vice President and Deputy General Counsel—Mutual Funds, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)
Mark Mickey, 57	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005);

The address of each officer is 2020 Calamos Court, Naperville, IL 60563.

Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling (800)•582•6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Securities and Exchange Commission’s website at www.sec.gov.

184	ANNUAL REPORT Trustees & Officers

This page intentionally left blank.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2009, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2008. The managers' views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12 month period ended June 30, 2008 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

TRANSFER AGENT
US Bancorp Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2008 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.

MFANR 1631 2008

CALAMOS®

Investment strategies for
your serious money®

Calamos Government Money Market Fund

Annual Report October 31, 2008

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

TABLE OF CONTENTS

Letter to Shareholders	1

Government Money Market Fund	2

Investment Team Discussion	3

Expense Overview	5

Schedule of Investments	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes In Net Assets	10

Notes to Financial Statements	11

Financial Highlights	16

Report of Independent Registered Public Accounting Firm	17

Trustee Approval of Management Agreement	18

Tax Information	20

Trustees & Officers	21

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386	Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy.

• Get fund prices and account balances
• Review recent transactions
• Order statements, literature and more

PERSONAL ASSISTANCE
866.915.0373	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

Go Paperless!

Sign Up for e-Delivery

It’s convenient, timely and helps reduce mailbox clutter.

You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications would have arrived by traditional mail.

Visit www.calamos.com and sign up for e-delivery.

Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

Letter to Shareholders

Dear Fellow Shareholders:

Enclosed is your annual report for the year ended October 31, 2008. In these challenging times, we know that communication is vital and we appreciate the opportunity to correspond with you. We encourage you to carefully review this report, which includes market and Fund commentary from our investment team, a listing of portfolio holdings, financial data and highlights, as well as detailed information regarding the Fund’s performance and allocations.

As we are all painfully aware, the financial crisis and mounting fears of a global recession sent shockwaves through the markets in the final months of the fiscal year. These unprecedented events highlight the key reasons we created Calamos Government Money Market Fund—to provide our investors with a stable, liquid option for their cash reserves, managed with the same continuous attention to risk as all of our investment portfolios. While a number of money funds found themselves compromised by their decision to pursue incremental yield by taking on added risk, Calamos Government Money Market Fund served shareholders in good stead over the reporting period. Its high-quality and highly liquid portfolio successfully navigated the treacherous conditions, preserved capital and delivered a reasonable return.

Should you have any questions about your portfolio, please contact your financial advisor. Or, you can contact us at 866.915.0373, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. We also invite you to visit our website at www.calamos.com on an ongoing basis. There, you can find market commentary, as well as additional information about this Fund. You can sign up for e-delivery of reports as well.

On behalf of all of us at Calamos Investments, we want investors to know that we focus on striking the right balance of risk and reward in each portfolio every day. We appreciate this opportunity to provide an update on Calamos Government Money Market Fund and thank you for the trust you have placed in us. We are honored that you have chosen us to help you meet your investment goals.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is presented for informational purposes only and should not be considered investment advice.

Letter to Shareholders ANNUAL REPORT	1

Calamos Government Money Market Fund

This Fund seeks current income consistent with liquidity and stability of capital by investing exclusively in U.S. Government obligations. We are pleased to note that since March 3, 2008, Government Money Market Fund has offered A, B and C shares.

FUND NASDAQ SYMBOLS

A Shares	CVAXX
B Shares	CVBXX
C Shares	CVCXX
I Shares	CGIXX

FUND CUSIP NUMBERS

A Shares	128119252
B Shares	128119245
C Shares	128119237
I Shares	128119328

Inception Dates
A, B, C Shares 3/3/08
I Shares 5/16/07

Purchase Requirements
Minimum initial investment of $1,000,000 for I shares; no minimum requirement for subsequent purchases. Minimal initial investment of $2,500 for A shares; $50 requirement for subsequent purchases. Shareholders cannot make direct purchases of B and C shares. Please see prospectus for more details.

Fund Objective
Seeks maximum current income consistent with liquidity and stability of capital

Highlights

•	Invests exclusively in U.S. Government obligations, including U.S. Treasury bills, notes, bonds, and other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and repurchase agreements backed by such obligations

•	Aims to take advantage of interest rate increases and preserve yield in interest rate decreases

•	Seasoned investment team contributes decades of experience

 DATA AS OF 10/31/08

Total Net Assets	$656,241,191
Asset Allocation
U.S. Government Agency - Interest Bearing	53.7%
U.S. Government Agency - Discount Notes	38.8
Repurchase Agreements	7.3
Cash and Receivables/Payables	0.2

Maturity Schedule
1 day	0.0%
2-7 days	28.1
8-30 days	23.6
31-60 days	10.7
61-90 days	8.4
91-180 days	27.0
180+ days	2.1

  For current information, please go to our website at www,calamos.com

Portfolio Characteristics
Daily Yield - Class I	2.31%
SEC 7-Day Yield - Class I	2.18%
SEC 30-Day Yield - Class I	2.28%
Average Days to Maturity - Class I	59.0

Rated AAAm by S&P*

The Fund has received a rating of AAAm from Standard & Poor’s. This rating indicates S&P’s opinion that the Fund offers extremely strong capacity to maintain principal stability and to limit exposure to loss due to credit, market and/or liquidity risks.

Rated Aaa by Moody’s*

The Fund has received a rating of Aaa from Moody’s. Moody’s stated that the rating reflects the strong overall credit quality of the Fund’s investments, the highly liquid portfolio structure, and the conservative investment guidelines and practices of the advisor. The rating also reflects the Fund’s effective operations controls and compliance procedures.

* Standard & Poor’s and Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. Contact 800.582.6959 for a prospectus containing this and other information. Read it carefully.

2	ANNUAL REPORT Calamos Government Money Market Fund

Investment Team Discussion

For more ongoing commentary
about our views on the cash
markets, we invite you to visit
www.calamos.com, where we
regularly publish our Money
Market Outlook and Review.

The Investment Management Team discusses the market environment during the reporting period, as well as the Fund’s performance and positioning.

Calamos Government Money Market Fund returned 2.98% (Class I shares) for the 12-month period ended October 31, 2008. For the same period, the Citigroup 30 Day T-Bill Index1 returned 1.97%. During the reporting period, the Fund successfully met its objective of maximizing current income by providing investors a respectable investment return consistent with liquidity and stability of capital.

This past year will be celebrated with a sigh of relief upon its passing. It was marked by unprecedented financial stresses, including an assault on the value of most people’s principal investment—their home. As market confidence plummeted during the latter part of the fiscal period, protecting accumulated wealth and maintaining liquidity, or access to money, became top investment priorities—this was a decided flight to quality.

Money markets were not immune to the financial crisis contagion, and September witnessed several dramatic moments: the nation’s oldest money fund broke the buck (saw its share price fall below $1) and a major fund company closed one of its money funds preemptively. Fortunately by the end of October, money market confidence appeared to be on the mend due to rate reductions and the various government policy initiatives. Calamos Government Money Market Fund successfully navigated through these financial challenges and provided a favorable return. By choosing this Fund, you were in the right sector for the times and avoided the dislocations that hobbled many short-term investors.

Anemic data and incremental economic deterioration is likely at least through the first calendar quarter of 2009. Consumers are being battered by weak employment prospects and household wealth has been pressured by falling home prices and a vacillating stock market. Business prospects are similarly affected, making increases in hiring and capital expenditures unlikely in the current context of elevated borrowing costs and weak consumer demand. Even recent export sector strength is under pressure due to a deteriorating global economy and the improved foreign exchange value of the U.S. dollar, which makes our exports more expensive. Nevertheless, there is reason for optimism. Monetary conditions have been eased significantly as gauged by reductions in policy rates and newly established liquidity facilities. Coupled with the U.S. Treasury’s bailout, private sector borrowing costs should decline because credit-risk premiums implicit in borrowing costs are likely to fall as government money flows into the private sector. Such actions reduce repayment risks as balance sheets are strengthened by the removal of toxic assets and the injection of new capital. Moreover, the recent fall in energy prices leaves a greater portion of income available for discretionary spending. To sum it up, the upcoming year will be challenging due to the damage inflicted by recent financial stresses. However, given the well tested resiliency of the U.S. economy as well as recent monetary and fiscal actions, we are hopeful that the foundation for systemic improvement has been laid.

As an investor, you chose Calamos Government Money Market Fund because it invests exclusively in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and repurchase agreements backed by such obligations. The innate strength of such obligations is readily apparent whenever there is a flight to

Investment Team Discussion ANNUAL REPORT	3

Investment Team Discussion

quality to protect the safety of principal. We are pleased that the Fund has served your investment needs in these stressful times. Throughout this past fiscal year and the darkest moments of the financial crisis, the Fund successfully met its goals of providing stability of capital, liquidity and a favorable investment return. As always, the Calamos investment team remains fully dedicated to helping you achieve your investment objectives through the Fund.

1 The Citigroup 30 Day T-Bill Index is generally considered representative of the performance of short-term money market instruments. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

This report is presented for informational purposes only and should not be considered investment advice.

4	ANNUAL REPORT Investment Team Discussion

Expense Overview

As a shareholder of a mutual fund, you will incur transaction costs and ongoing costs, including management fees, and other fund expenses such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008, to October 31, 2008. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2008 to October 31, 2008, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2008 to October 31, 2008, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Overview ANNUAL REPORT	5

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2008 and held through October 31, 2008.
	CLASS A	CLASS B	CLASS C	CLASS I
	SHARES	SHARES	SHARES	SHARES
CALAMOS GOVERNMENT MONEY MARKET FUND**

Actual Expenses per $1,000*	$2.63	$6.40	$6.40	$1.36
Ending Value	$1,009.60	$1,005.80	$1,005.80	$1,010.90

Hypothetical Expenses per $1,000*	$2.64	$6.44	$6.44	$1.37
Ending Value	$1,022.52	$1,018.75	$1,018.75	$1,023.78

Annualized Expense Ratio	0.52%	1.27%	1.27%	0.27%

*	Expenses for Calamos Government Money Market Fund are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366.
**	Annualized Expense Ratio for Calamos Government Money Market Fund is adjusted to reflect fee waiver.

6	ANNUAL REPORT Expense Overview

Schedule of Investments

 OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

U.S. GOVERNMENT AGENCY SECURITIES - INTEREST BEARING (53.7%)
	Federal Farm Credit Bank‡
48,000,000	1.040%, 03/17/09	$48,000,000
27,000,000	4.393%, 02/11/09	26,999,142
25,000,000	3.671%, 02/22/10	24,998,382
13,500,000	0.960%, 01/23/09	13,497,148
10,000,000	1.070%, 07/22/09	9,997,778
10,000,000	1.045%, 09/15/09	9,999,581
5,000,000	3.119%, 03/29/10	4,997,831
1,000,000	4.430%, 05/15/09	999,842
	Federal Home Loan Bank
20,000,000	4.199%, 08/10/09‡	20,000,000
15,000,000	4.528%, 09/14/09‡	14,999,353
15,000,000	4.018%, 01/06/10‡	14,966,350
15,000,000	3.995%, 09/04/09‡	15,000,218
15,000,000	2.654%, 08/05/09‡	14,998,843
10,000,000	3.935%, 08/06/09‡	9,998,715
10,000,000	0.520%, 08/07/09‡	10,000,000
5,000,000	5.240%, 12/18/08	5,018,363
5,000,000	3.440%, 12/23/09‡	4,993,341
5,000,000	3.199%, 08/27/09‡	5,000,000
5,000,000	2.774%, 02/19/10‡	4,997,687
2,050,000	3.625%, 11/14/08	2,050,934
1,800,000	2.687%, 02/18/09‡	1,799,894
1,750,000	4.375%, 11/13/08	1,751,212
1,205,000	4.625%, 11/21/08	1,206,555
	Federal Home Loan Mortgage Corp.
15,000,000	4.875%, 02/17/09	15,092,419
5,000,000	4.161%, 09/21/09‡	4,997,769
5,000,000	4.018%, 10/08/09‡	4,999,574
5,000,000	3.945%, 12/07/09‡	4,999,346
4,875,000	2.650%, 06/22/09	4,872,050
4,000,000	3.875%, 01/12/09	4,010,052
3,893,000	2.760%, 06/12/09	3,890,027
2,000,000	5.000%, 01/16/09	2,008,512
	Federal National Mortgage Association‡
15,000,000	0.540%, 09/03/09‡	14,953,554
8,500,000	4.875%, 04/15/09	8,589,986
5,000,000	6.625%, 09/15/09	5,163,256
5,000,000	2.749%, 02/12/10‡	4,999,317
5,000,000	1.060%, 01/23/09‡	4,999,881
2,810,117	Overseas Private Investment Corp. 3.209%, 01/17/17‡	2,810,117

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES - INTEREST BEARING (Cost $352,657,029)	352,657,029

U.S. GOVERNMENT AGENCY SECURITIES - DISCOUNT NOTES (38.8%)
	Federal Home Loan Bank@
25,000,000	1.267%, 12/01/08	24,973,958
20,000,000	1.267%, 12/04/08	19,977,083
15,000,000	3.042%, 04/23/09	14,783,750
10,000,000	3.042%, 04/20/09	9,858,333
10,000,000	2.697%, 01/07/09	9,950,495
10,000,000	2.636%, 12/05/08	9,975,445
5,000,000	3.143%, 04/17/09	4,928,097
	Federal Home Loan Mortgage Corp.@
11,738,000	2.679%, 01/12/09	11,675,962
10,000,000	2.870%, 04/20/09	9,866,338
10,000,000	2.646%, 02/24/09	9,916,625
5,000,000	2.844%, 02/02/09	4,963,769
5,000,000	2.808%, 01/20/09	4,969,222
5,000,000	2.738%, 03/30/09	4,944,125
5,000,000	2.636%, 01/05/09	4,976,528
5,000,000	2.494%, 11/17/08	4,994,533
	Federal National Mortgage Association@
20,000,000	2.129%, 04/08/09	19,815,667
15,000,000	2.697%, 03/18/09	14,848,158
15,000,000	2.687%, 02/17/09	14,880,750
10,000,000	2.940%, 04/22/09	9,861,445
10,000,000	2.918%, 03/25/09	9,884,860
10,000,000	2.738%, 03/09/09	9,904,000
10,000,000	2.596%, 12/10/08	9,972,267
5,000,000	2.991%, 04/13/09	4,933,215
5,000,000	2.890%, 02/25/09	4,954,083
5,000,000	2.758%, 03/19/09	4,947,867

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES - DISCOUNT NOTES (Cost $254,756,575)	254,756,575

REPURCHASE AGREEMENTS (7.3%)
21,000,000	Barclays Capital, Inc. 2.250%, dated 10/09/08, due 11/10/08, repurchase price $21,042,000 collateralized by Federal National Mortgage Association 5.500%, 01/01/38 with a value of $21,319,959	21,000,000
6,760,000	Deutsche Bank, AG 0.250%, dated 10/31/08, due 11/03/08, repurchase price $6,760,141, collateralized by Federal National Mortgage Association 0.000%, 05/01/37 with a value of $6,895,200	6,760,000
20,000,000	RBS Greenwich Capital Markets, Inc. 2.250%, dated 10/23/08, due 11/24/08, repurchase price $20,040,000 collateralized by Federal National Mortgage Association 5.500%, 06/01/38 with a value of $20,308,342	20,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost $47,760,000)	47,760,000

TOTAL INVESTMENTS (99.8%) (Cost $655,173,604)		655,173,604

OTHER ASSETS, LESS LIABILITIES (0.2%)		1,067,587

NET ASSETS (100.0%)		$656,241,191

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2008. Variable rate securities shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
@	Annualized yield at time of purchase; not a coupon rate.

Schedule of Investments ANNUAL REPORT	7

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

October 31, 2008

ASSETS
Investments, at value (cost $607,413,604)	$607,413,604
Repurchase agreements, at value (cost $47,760,000)	47,760,000
Cash with custodian (interest bearing)	2,990
Due from investment advisor	7,269
Receivables:
Accrued interest	1,371,244
Prepaid expenses	42,422
Other assets	13,008

Total assets	656,610,537

LIABILITIES AND NET ASSETS
Payables:
Fund shares redeemed	165,153
Affiliates:
Investment advisory fees	108,339
Distribution fees	5,168
Deferred compensation to Trustees	13,008
Financial accounting fees	6,188
Trustees’ fees and officer compensation	391
Other accounts payable and accrued liabilities	71,099

Total liabilities	369,346

NET ASSETS	656,241,191

ANALYSIS OF NET ASSETS
Paid in capital	656,241,191

NET ASSETS	$656,241,191

CLASS A SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$33,057,260
Shares outstanding	33,057,260
Net asset value and redemption price per share	$1.00

CLASS B SHARES (no par value; unlimited number of shares authorized)*
Net assets applicable to shares outstanding	$24,658,245
Shares outstanding	24,658,245
Net asset value and redemption price per share	$1.00

CLASS C SHARES (no par value; unlimited number of shares authorized)*
Net assets applicable to shares outstanding	$29,998,524
Shares outstanding	29,998,524
Net asset value and redemption price per share	$1.00

CLASS I SHARES (no par value; unlimited number of shares authorized)
Net assets applicable to shares outstanding	$568,527,162
Shares outstanding	568,527,162
Net asset value and redemption price per share	$1.00

*	Redemption price may be reduced by contingent deferred sales charge.

8	ANNUAL REPORT Statement of Assets and Liabilities

See accompanying Notes to Financial Statements

Statement of Operations

Year Ended October 31, 2008

INVESTMENT INCOME
Interest	$25,409,320

Total investment income	25,409,320

EXPENSES
Investment advisory fees	1,576,561
Distribution fees
Class A	15,530
Class B	46,645
Class C	53,143
Financial accounting fees	91,803
Transfer agent fees	66,701
Accounting fees	50,553
Audit fees	30,729
Legal fees	41,631
Custodian fees	43,016
Printing and mailing fees	37,284
Registration fees	31,817
Trustees’ fees and officer compensation	34,875
Offering costs	84,609
Other	36,549

Total expenses	2,241,446
Less expense reductions	(8,556)

Net expenses	2,232,890

NET INVESTMENT INCOME (LOSS)	23,176,430

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	318,769

NET GAIN (LOSS) ON INVESTMENTS	318,769

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,495,199

Statement of Operations ANNUAL REPORT	9

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets

	Year Ended	Period Ended
	October 31,	October 31,
	2008	2007

OPERATIONS
Net investment income (loss)	$23,176,430	$21,237,911
Net realized gain (loss) from investments	318,769	—

Net increase (decrease) in net assets resulting from operations	23,495,199	21,237,911

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(123,112)	—
Class B	(56,950)	—
Class C	(64,847)	—
Class I	(23,250,290)	(21,237,911)

Total distributions	(23,495,199)	(21,237,911)

CAPITAL SHARE TRANSACTIONS	(201,733,760)	857,974,951

TOTAL INCREASE (DECREASE) IN NET ASSETS	(201,733,760)	857,974,951

NET ASSETS
Beginning of period	857,974,951	—

End of period	656,241,191	857,974,951

Undistributed net investment income (loss)	$—	$—

∧	Calamos Government Money Market Fund commenced operations on May 16, 2007.

10	ANNUAL REPORT Statement of Changes in Net Assets

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. CALAMOS Government Money Market Fund (the “Fund”) commenced operations on May 16, 2007, and is a series of the CALAMOS Investment Trust, a Massachusetts business trust organized December 21, 1987 (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The Fund currently offers Class A, Class B, Class C and Class I shares. Class A, Class B and Class C shares commenced operations on March 3, 2008. The Trust includes fourteen additional series (the “Calamos Family of Funds”), and the annual report to shareholders for the Calamos Family of Funds is provided separately.

Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Pursuant to Rule 2a-7 of the Act, the Fund values its portfolio securities on an amortized cost basis. The amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the Fund’s net asset value is affected by any unrealized appreciation or depreciation of the portfolio. The board of trustees has determined in good faith that utilization of amortized cost is appropriate and represents a fair value of the Fund’s portfolio securities.

Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis as of October 31, 2008. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium.

Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously agrees to resell it to the vendor (usually a bank or broker-dealer) at an agreed upon future date and price. The Fund requires that its custodian or sub-custodian maintain collateral in an amount equal to, or in excess of, the value of the securities that are the subject of the repurchase agreement. The Fund may only enter into repurchase agreements that are fully collateralized by obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities.

A repurchase agreement exposes the Fund to the risk that the counterparty to the transaction may go bankrupt or default on its obligation. In the event of a bankruptcy or other default of the counterparty to a repurchase agreement, the Fund could experience both delays in liquidating the collateral and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels or lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund’s investment adviser seeks to reduce this risk by evaluating and monitoring the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The value of the securities held as collateral is also monitored throughout the holding period to ensure that the securities are at least equal in value to the total amount of the repurchase obligations, including accrued interest.

Allocation of Expenses among Funds. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis. Expenses directly attributable to a particular class of the Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Notes to Financial Statements ANNUAL REPORT	11

Notes to Financial Statements

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

The Fund recognized no liability for unrecognized tax benefits in connection with Financial Accounting Standards Board (FASB) Interpretation No. 48 Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax year 2007 remains subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. In September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 on November 1, 2008 and the disclosures in the Notes to Financial Statements on fair value measurement will be expanded. Management believes there will be no other impact on the Fund’s financial statements.

NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, computed as follows: The Fund pays a fee at the annual rate of 0.20% of the first $500 million of average daily net assets, 0.19% of the next $500 million of average daily net assets, 0.18% of the next $10 billion of average daily net assets (average daily net assets in excess of $1 billion to $11 billion), 0.17% of the next $10 billion of average daily net assets (average daily net assets in excess of $11 billion to $21 billion), 0.16% of the next $10 billion of average daily net assets (average daily net assets in excess of $21 billion to $31 billion), and 0.15% of average daily net assets in excess of $31 billion.

Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means a Funds’ total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays

12	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of the Fund as a percentage of the average daily net assets of the particular class of shares. Expenses are limited to 0.52% for Class A shares, 1.27% for Class B and Class C shares, and 0.27% for Class I shares. This agreement is binding on Calamos Advisors through June 30, 2010. As of October 31, 2008, $8,556 of expenses were waived or absorbed for the Fund.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares and a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C Shares.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Fund’s transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Fund has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Fund to US Bancorp have not increased as a result thereof.

Certain officers and trustees of the Trust are also officers and directors of CFS and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Trust, except for the Chief Compliance Officer as described above. The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.

Certain affiliates of the advisor hold material investments in the Funds. As of October 31, 2008, they held 85% of the outstanding shares of the Fund.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $13,008 for the Fund are included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2008. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Deferred compensation to Trustees” on the Statement of Assets and Liabilities at October 31, 2008.

Notes to Financial Statements ANNUAL REPORT	13

Notes to Financial Statements

NOTE 3 – INCOME TAXES

As of October 31, 2008, the cost of investments for federal income tax purposes was $655,173,604.

For the fiscal year ended October 31, 2008, the Fund recorded the following permanent reclassification. The results of operations and net assets were not affected by this reclassification.

Undistributed net investment income (loss)	$318,769
Accumulated net realized gain (loss) on investments	(318,769)

Distributions during the fiscal years ended October 31, 2008, and October 31, 2007, were characterized for federal income tax purposes as follows:

	October 31,	October 31,
	2008	2007

Distributions paid from:
Ordinary Income	$23,460,603	$21,237,911
Long-Term Capital Gain	$34,596	$—

As of October 31, 2008, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$21,905
Undistributed capital gains	—

Total undistributed earnings	21,905
Accumulated capital and other losses	—
Net unrealized gain/(losses)	—

Total accumulated earnings/(losses)	21,905
Other	(21,905)

Paid-in capital	656,241,191

$656,241,191

NOTE 4 – CAPITAL SHARE TRANSACTIONS

The following table summaries the activity in capital shares of the Fund:

	Government
For the Fiscal Year Ended October 31, 2008	Money Market

A Shares	Shares	Dollars

Shares sold	42,227,928	$42,227,928
Shares issued in reinvestment of distributions	115,747	115,747
Less shares redeemed	(9,286,415)	(9,286,415)

Net Increase (decrease)	33,057,260	$33,057,260

B Shares	Shares	Dollars

Shares sold	28,034,950	$28,034,950
Shares issued in reinvestment of distributions	51,229	51,229
Less shares redeemed	(3,427,934)	(3,427,934)

Net Increase (decrease)	24,658,245	$24,658,245

14	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

C Shares	Shares	Dollars

Shares sold	37,181,516	$37,181,516
Shares issued in reinvestment of distributions	56,396	56,396
Less shares redeemed	(7,239,388)	(7,239,388)

Net Increase (decrease)	29,998,524	$29,998,524

I Shares	Shares	Dollars

Shares sold	15,693,834,212	$15,693,834,212
Shares issued in reinvestment of distributions	23,244,157	23,244,157
Less shares redeemed	(16,006,526,158)	(16,006,526,158)

Net Increase (decrease)	(289,447,789)	$(289,447,789)

For the Fiscal Year Ended October 31, 2007

I Shares	Shares	Dollars

Shares sold	7,754,928,646	$7,754,928,646
Shares issued in reinvestment of distributions	21,237,911	21,237,911
Less shares redeemed	(6,918,191,606)	(6,918,191,606)

Net Increase	857,974,951	$857,974,951

Notes to Financial Statements ANNUAL REPORT	15

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Class A		Class B		Class C		Class I
	March 3,		March 3,		March 3,			May 16,
	2008		2008		2008		Year	2007
	through		through		through		Ended	through
	October 31,		October 31,		October 31,		October 31,	October 31,

	2008		2008		2008		2008	2007

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations:
Net investment income (loss)#	0.01		0.01		0.01		0.03	0.02

Net realized and unrealized gain (loss) on investments	0.00*		0.00*		0.00*		0.00*	—

Total from investment operations	0.01		0.01		0.01		0.03	0.02

Distributions:
Dividends from net investment income	(0.01)		(0.01)		(0.01)		(0.03)	(0.02)

Total distributions	(0.01)		(0.01)		(0.01)		(0.03)	(0.02)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return(a)	1.36%		0.86%		0.86%		2.98%	2.33%
Ratios and supplemental data:

Net assets, end of period (000)	$33,057		$24,658		$29,999		$568,527	$857,975

Ratio of net expenses to average net assets	0.52	%**	1.27	% **	1.27	% **	0.27%	0.26%**

Ratio of net investment income (loss) to average net assets	1.97	% **	1.22	% **	1.22	% **	2.95%	4.99%**

Ratio of gross expenses to average net assets prior to waiver of expenses by the Advisor	0.52	% **	1.27	% **	1.27	% **	0.27%	0.26%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share

**	Annualized

Commencement of operations

16	ANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Government Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Government Money Market Fund (the “Fund”), a portfolio of Calamos Investment Trust (the “Trust”), as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 16, 2007 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from May 16, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 18, 2008

Report of Independent Registered Public Accounting Firm ANNUAL REPORT	17

Trustee Approval of Management Agreement (unaudited)

The Board of Trustees of Calamos Investment Trust oversees the management of the Fund, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 4, 2008, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to the Fund through July 31, 2009, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services

The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of care and conscientiousness in the management of the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser and various Calamos Funds in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the investment results produced by the Adviser’s in-house research. The Board also noted the significant personal investments that the Adviser’s personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund

The Board did not consider comparative performance information for the Fund because the Fund did not have a full year of performance for the period considered by the Board.

18	ANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (unaudited)

Costs of Services Provided and Profits Realized by the Adviser

Using information provided by Lipper, the Board evaluated the Fund’s management fee rate compared to the management fee rates for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the total expense ratios of the funds in the Fund’s Expense Group.

The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio is higher than the median of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board noted that, although in most instances, the rates of fees paid by those clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s significantly greater level of responsibilities and broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser was reasonable in light of the nature and quality of the services provided, notwithstanding the fact that the rate of fee is higher than the Expense Group median, and that the profitability to the Adviser of its relationship with the Fund appeared to be reasonable in relation to the nature and quality of the services performed.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for the Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse the Fund for a portion of its expenses if the Fund expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the fee schedule for the Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Fund

The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research.

At the June 4 meeting, after full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

Trustee Approval of Management Agreement ANNUAL REPORT	19

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2009, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $34,596 as capital gain dividends for the fiscal period ended October 31, 2008.

Under Section 854(b)(2) of the Code, the Fund hereby designates $0, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2008.

Under Section 854(b)(2) of the Code, the Fund hereby designates 0.0% of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2008.

20	ANNUAL REPORT Tax Information

Trustees & Officers (unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2008, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios in
		Fund Complex∧	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen	and Other Directorships

Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 68*	Trustee and President (since 1988)	21	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM
Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 71	Trustee (since 2001)	21	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)
Weston W. Marsh, 58	Trustee (since 2002)	21	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters (law firm)
John E. Neal, 58	Trustee (since 2001)	21	Private investor; formerly Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT); Partner, Private Perfumery LLC (private label perfume company); Linden LLC (health care private equity) and Greenspire Properties LLC (private homebuilder and real estate development company)
William R. Rybak, 57	Trustee (since 2002)	21	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**
Stephen B. Timbers, 64	Trustee (since 2004); Lead Independent Trustee (since 2005)	21	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation
David D. Tripple, 64	Trustee (since 2006)	21	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 109 portfolios in fund complex

***	Overseeing 2 portfolios in fund complex

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

Trustees & Officers ANNUAL REPORT	21

Trustees & Officers (unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2008, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	During Past 5 Years

Nimish S. Bhatt, 45	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc.
Nick P. Calamos, 47	Vice President (since 1992)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS
James J. Boyne, 42	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)
Cheryl L. Hampton, 39	Treasurer (since 2007)	Vice President, Calamos Advisors (since March 2007); Tax Director, PricewaterhouseCoopers LLP (1999-2007)
Stathy Darcy, 42	Secretary (since 2007)	Vice President and Deputy General Counsel—Mutual Funds, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)
Mark Mickey, 57	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005);

The address of each officer is 2020 Calamos Court, Naperville, IL 60563.

Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling (800) 582-6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Securities and Exchange Commission’s website at www.sec.gov.

22	ANNUAL REPORT Trustees & Officers

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless accompanied by a currently effective prospectus of the Fund and, after January 31, 2009, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2008. The manager's views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the fund's proxy voting record for the 12 month period ended June 30, 2008 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
866.915.0373

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

TRANSFER AGENT
US Bancorp Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

©2008 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.

GMMANR 3084 2008

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $326,000 and $405,000 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $322,155 and $365,598 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $41,475 and $67,125 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $41,475 and $67,125 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $25,000 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2008

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 29, 2008